SHAREHOLDER LETTER

Dear Shareholder:

This annual report for the Franklin Strategic Series covers the 12 months ended April 30, 2000.

A RED HOT ECONOMY

During the year under review, the U.S. economy continued to advance at a blistering pace. Gross domestic product (GDP) grew at a rate of 4.4%, corporate profits were robust, unemployment sank to its lowest rate in 30 years, and inflation seemed to pose no problem to most investors. Not included in this group was Alan Greenspan, chairman of the U.S. Federal Reserve Board (the Fed). Attempting to cool down a super-heated economy, and prevent future inflation, the Fed raised the federal funds target rate five times between June 1999 and the close of the reporting period.

WALL STREET WHIPLASH

The U.S. stock market rose and fell so frequently during the reporting period that describing it as volatile would be an understatement. On April 30, 1999, the Dow Jones(R) Industrial Average (the Dow) stood at 10789.04. A year later, it was 10733.91. The National Association of Securities Dealers Automated Quotation System (Nasdaq(R)) started the fiscal year at 2542.85 and ended it at 3860.66.(1) But opening and closing numbers don't begin to tell the story. What happened in between was enough to make investors bullish, bearish or merely bewildered.


CONTENTS


Shareholder Letter ....................................................     1
Fund Reports
 Franklin Aggressive
 Growth Fund ..........................................................     4
 Franklin California
 Growth Fund ..........................................................    12
 Franklin Large Cap
 Growth Fund ..........................................................    22
 Franklin Small Cap
 Growth Fund ..........................................................    30
Financial Highlights &
Statements of Investments .............................................    40
Financial Statements ..................................................    76
Notes to
Financial Statements ..................................................    81
Independent
Auditors' Report ......................................................    91
Tax Designation .......................................................    92

1. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00).

[pyramid graphic]

NATIONAL ASSOCIATION OF SECURITIES DEALERS
AUTOMATED QUOTATION SYSTEM (NASDAQ)
AND DOW JONES INDUSTRIAL AVERAGE (DJIA)
Daily Prices
(4/30/99 - 4/30/00)

Date     NASDAQ   DJIA
4/30/99  2542.85  10789.04
5/3/99   2535.58  11014.69
5/4/99   2485.12  10886.11
5/5/99   2534.45  10955.41
5/6/99   2472.28  10946.82
5/7/99   2503.62  11031.59
5/10/99  2526.39  11007.25
5/11/99  2566.68  11026.15
5/12/99  2606.54  11000.37
5/13/99  2582.00  11107.19
5/14/99  2527.86  10913.32
5/17/99  2561.84  10853.47
5/18/99  2558.36  10836.95
5/19/99  2577.40  10887.39
5/20/99  2542.23  10866.74
5/21/99  2520.14  10829.28
5/24/99  2453.66  10654.67
5/25/99  2380.90  10531.09
5/26/99  2427.18  10702.16
5/27/99  2419.15  10466.93
5/28/99  2470.52  10559.74
6/1/99   2412.03  10596.26
6/2/99   2432.41  10577.89
6/3/99   2403.32  10663.69
6/4/99   2478.34  10799.84
6/7/99   2524.21  10909.38
6/8/99   2474.56  10765.64
6/9/99   2519.35  10690.29
6/10/99  2484.62  10621.27
6/11/99  2447.88  10490.51
6/14/99  2398.31  10563.33
6/15/99  2414.67  10594.99
6/16/99  2517.83  10784.95
6/17/99  2544.15  10841.63
6/18/99  2563.44  10855.56
6/21/99  2630.28  10815.98
6/22/99  2580.26  10721.63
6/23/99  2598.12  10666.86
6/24/99  2553.99  10534.83
6/25/99  2552.65  10552.56
6/28/99  2602.44  10655.15
6/29/99  2642.11  10815.35
6/30/99  2686.12  10970.80
7/1/99   2706.18  11066.42
7/2/99   2741.02  11139.24
7/6/99   2736.78  11135.12
7/7/99   2743.04  11187.36
7/8/99   2771.86  11126.89
7/9/99   2793.07  11193.70
7/12/99  2790.44  11200.98
7/13/99  2778.23  11175.02
7/14/99  2818.13  11148.10
7/15/99  2839.37  11186.41
7/16/99  2864.48  11209.84
7/19/99  2830.29  11187.68
7/20/99  2732.18  10996.13
7/21/99  2761.77  11002.78
7/22/99  2684.44  10969.22
7/23/99  2692.40  10910.96
7/26/99  2619.19  10863.16
7/27/99  2679.33  10979.04
7/28/99  2705.84  10972.07
7/29/99  2640.01  10791.29
7/30/99  2638.49  10655.15
8/2/99   2623.63  10645.96
8/3/99   2587.99  10677.31
8/4/99   2540.00  10674.77
8/5/99   2565.83  10793.82
8/6/99   2547.97  10714.03
8/9/99   2518.98  10707.70
8/10/99  2490.11  10655.15
8/11/99  2564.98  10787.80
8/12/99  2549.49  10789.39
8/13/99  2637.81  10973.65
8/16/99  2645.28  11046.79
8/17/99  2671.22  11117.08
8/18/99  2657.73  10991.38
8/19/99  2621.43  10963.84
8/20/99  2648.33  11100.61
8/23/99  2719.57  11299.76
8/24/99  2752.37  11283.30
8/25/99  2805.60  11326.04
8/26/99  2774.62  11198.45
8/27/99  2758.90  11090.17
8/30/99  2712.69  10914.13
8/31/99  2739.35  10829.28
9/1/99   2750.80  10937.88
9/2/99   2734.24  10843.21
9/3/99   2843.11  11078.45
9/7/99   2837.26  11034.13
9/8/99   2808.74  11036.34
9/9/99   2852.02  11079.40
9/10/99  2887.06  11028.43
9/13/99  2844.77  11030.33
9/14/99  2868.29  10910.33
9/15/99  2814.17  10801.42
9/16/99  2806.72  10737.46
9/17/99  2869.62  10803.63
9/20/99  2886.15  10823.90
9/21/99  2821.10  10598.47
9/22/99  2858.16  10524.07
9/23/99  2749.83  10318.59
9/24/99  2740.41  10279.33
9/27/99  2761.75  10303.39
9/28/99  2756.25  10275.53
9/29/99  2730.27  10213.48
9/30/99  2746.16  10336.95
10/1/99  2736.85  10273.00
10/4/99  2795.97  10401.23
10/5/99  2799.67  10400.59
10/6/99  2857.21  10588.34
10/7/99  2860.70  10537.05
10/8/99  2886.57  10649.76
10/11/99 2915.95  10648.18
10/12/99 2872.43  10417.06
10/13/99 2801.27  10232.16
10/14/99 2806.84  10286.61
10/15/99 2731.83  10019.71
10/18/99 2689.15  10116.28
10/19/99 2688.18  10204.93
10/20/99 2788.13  10392.36
10/21/99 2801.95  10297.69
10/22/99 2816.52  10470.25
10/25/99 2815.95  10349.93
10/26/99 2811.47  10302.13
10/27/99 2802.52  10394.89
10/28/99 2875.22  10622.53
10/29/99 2966.43  10729.86
11/1/99  2967.65  10648.51
11/2/99  2981.63  10581.84
11/3/99  3028.51  10609.06
11/4/99  3055.95  10639.64
11/5/99  3102.29  10704.48
11/8/99  3143.97  10718.85
11/9/99  3125.04  10617.32
11/10/99 3155.96  10597.74
11/11/99 3197.29  10595.30
11/12/99 3221.15  10769.32
11/15/99 3219.54  10760.75
11/16/99 3293.05  10932.33
11/17/99 3269.39  10883.09
11/18/99 3347.11  11035.70
11/19/99 3369.25  11003.89
11/22/99 3392.56  11089.52
11/23/99 3342.87  10995.63
11/24/99 3420.50  11008.17
11/26/99 3447.81  10988.91
11/29/99 3421.37  10947.92
11/30/99 3336.16  10877.81
12/1/99  3353.71  10998.39
12/2/99  3452.78  11039.06
12/3/99  3520.63  11286.18
12/6/99  3546.01  11225.01
12/7/99  3586.92  11106.65
12/8/99  3586.08  11068.12
12/9/99  3594.17  11134.79
12/10/99 3620.23  11224.70
12/13/99 3658.15  11192.59
12/14/99 3571.66  11160.17
12/15/99 3621.95  11225.32
12/16/99 3715.06  11244.89
12/17/99 3753.06  11257.43
12/20/99 3783.87  11144.27
12/21/99 3911.15  11200.54
12/22/99 3937.30  11203.60
12/23/99 3969.44  11405.76
12/27/99 3975.38  11391.08
12/28/99 3972.11  11476.71
12/29/99 4041.46  11484.66
12/30/99 4036.87  11452.86
12/31/99 4069.31  11497.12
1/3/00   4131.15  11357.51
1/4/00   3901.69  10997.93
1/5/00   3877.54  11122.65
1/6/00   3727.13  11253.26
1/7/00   3882.62  11522.56
1/10/00  4049.67  11572.20
1/11/00  3921.19  11511.08
1/12/00  3850.02  11551.10
1/13/00  3957.21  11582.43
1/14/00  4064.27  11722.98
1/18/00  4130.81  11560.72
1/19/00  4151.29  11489.36
1/20/00  4189.51  11351.30
1/21/00  4235.40  11251.71
1/24/00  4096.08  11008.17
1/25/00  4167.41  11029.89
1/26/00  4069.91  11032.99
1/27/00  4039.56  11028.02
1/28/00  3887.07  10738.87
1/31/00  3940.35  10940.53
2/1/00   4051.98  11041.05
2/2/00   4073.96  11003.20
2/3/00   4210.98  11013.44
2/4/00   4244.14  10963.80
2/7/00   4321.77  10905.79
2/8/00   4427.54  10957.60
2/9/00   4363.24  10699.16
2/10/00  4485.63  10643.63
2/11/00  4395.45  10425.21
2/14/00  4418.55  10519.84
2/15/00  4420.77  10718.09
2/16/00  4427.65  10561.41
2/17/00  4548.92  10514.57
2/18/00  4411.74  10219.52
2/22/00  4382.12  10304.84
2/23/00  4550.33  10225.73
2/24/00  4617.65  10092.63
2/25/00  4590.50  9862.12
2/28/00  4577.85  10038.65
2/29/00  4696.69  10128.31
3/1/00   4784.08  10137.93
3/2/00   4754.51  10164.92
3/3/00   4914.79  10367.20
3/6/00   4904.85  10170.50
3/7/00   4847.84  9796.03
3/8/00   4897.17  9856.53
3/9/00   5046.86  10010.73
3/10/00  5048.62  9928.82
3/13/00  4907.24  9947.13
3/14/00  4706.63  9811.24
3/15/00  4582.62  10131.41
3/16/00  4717.39  10630.60
3/17/00  4798.13  10595.23
3/20/00  4610.00  10680.24
3/21/00  4711.68  10907.34
3/22/00  4864.75  10866.70
3/23/00  4940.61  11119.86
3/24/00  4963.03  11112.72
3/27/00  4958.56  11025.85
3/28/00  4833.89  10936.11
3/29/00  4644.67  11018.72
3/30/00  4457.89  10980.25
3/31/00  4572.83  10921.92
4/3/00   4223.68  11221.93
4/4/00   4148.89  11164.84
4/5/00   4169.22  11033.92
4/6/00   4267.56  11114.27
4/7/00   4446.45  11111.48
4/10/00  4188.20  11186.56
4/11/00  4055.90  11287.08
4/12/00  3769.63  11125.13
4/13/00  3676.78  10923.55
4/14/00  3321.29  10305.77
4/17/00  3539.16  10582.51
4/18/00  3793.57  10767.42
4/19/00  3706.41  10674.96
4/20/00  3643.88  10844.05
4/24/00  3482.48  10906.10
4/25/00  3711.23  11124.82
4/26/00  3630.09  10945.50
4/27/00  3774.03  10888.10
4/28/00  3860.66  10733.91

The Nasdaq measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00). The DJIA is a price-weighted index based on the average market price of 30 blue chip stocks. Indexes are unmanaged.

The graph is intended to show the stock market's volatility as reflected in the Nasdaq and DJIA, and does not illustrate the past or future performance of any fund in the Franklin Strategic Series.

For example, during the week ended October 15, the Dow fell 630 points, its biggest weekly percentage drop in over a decade. Then, shrugging off worries about inflation and rising interest rates, it proceeded to gain 710 points by October 29. The Nasdaq had its share of ups and downs too. Starting the fiscal year with a bang, it closed 1999 at 4069.31. But after welcoming the new millennium with virtually no Y2K problems, it fell 2.8% on March 11, then appeared to recover somewhat in the following weeks, only to drop another 355 points on April 14. And as you can see from the graph above, whenever the Nasdaq rose during the latter part of the period, the Dow seemed to decline, and vice versa.

HOW TO HANDLE THE TURBULENCE

While seesawing such as this can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to consult with your investment representative, focus on your long-term goals rather than short-term market cycles, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

We also encourage you to consider using an investment technique called dollar-cost averaging. By investing a fixed dollar amount at regular intervals, you buy more shares when prices are low and fewer when prices are high, which can reduce your average cost per share. A note of caution: no investment technique can assure a profit or completely protect against loss, and before using this strategy, you should consider your ability to continue purchases through periods of changing economic conditions.(2)

Regardless of the market's future direction, Franklin Templeton's management teams will continue to follow the fundamental principles of careful selection and constant professional supervision. As always, we welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,



/s/ Rupert H. Johnson, Jr.
--------------------------
Rupert H. Johnson, Jr.
President
Franklin Strategic Series


2. For more information on dollar-cost averaging, contact your investment representative, or call Franklin Templeton at 1-800/DIAL BEN(R)
(1-800/342-5236).

FRANKLIN AGGRESSIVE GROWTH FUND

Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.

This inaugural annual report of Franklin Aggressive Growth Fund covers the period since the fund's inception on June 23, 1999, through April 30, 2000. During this time the U.S. economy grew at a remarkably rapid pace, unemployment decreased and corporate profits rose. Although inflation increased only modestly, the U.S. Federal Reserve Board (the Fed), in an attempt to cool down the economy and prevent future inflation, raised interest rates five different times. The Fed's action did not affect equity markets much for most of the period, and they ended 1999 on an extremely positive note. Technology and Internet-related stocks in particular, performed exceptionally well. However, in March and April, the tide changed and many of these stocks, which had been advancing at a staggering rate, suffered significant declines.

Global technology spending, fueled in large part by electronic commerce and communications infrastructure expansion, remained solid and valuation considerations, rather than any change in the sector's underlying fundamentals, seemed to account for this weakness. Despite the March/April sell-off, the technology sector rose in value for the period as a whole and Franklin Aggressive Growth Fund - Class A shares posted a +158.14% cumulative total return for the reporting period, as shown in the performance Summary on page 8. The fund's benchmarks, the Russell 3000(R) Growth Index and the S&P(R) 500 Index rose 25.09% and 10.13%, respectively, during that time.(1)

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the funds portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 44.

The fund's strong performance was due largely to its exposure to the technology sector. However, not all areas of this sector performed equally well during the months under review. Hardware stocks, particularly semiconductors, delivered strong returns, while software and services stocks yielded inconsistent performance. Believing that the semiconductor stocks would benefit from the Internet infrastructure build-out, we maintained an overweight position in that sector. At period's end, some of our larger holdings included Applied Micro Circuits, PMC Sierra and Broadcom.

Although the performance of technology services stocks was mixed, we maintained our positions in Viant, Scient and Sapient, anticipating growth as companies seek to implement e-commerce initiatives. Biotechnology stocks were yet another sector whose strong performance enhanced the portfolio's returns. Because many of the market's fastest growing companies are in the technology and biotechnology sectors, we would expect their stocks to continue to make up a significant portion of the fund's portfolio.


PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
4/30/00

[BAR GRAPH]

Electronic Technology    41.8%
Technology Services      32.5%
Telecommunications        7.4%
Health Technology         7.0%
Commercial Services       3.2%
Retail Trade              1.7%
Transportation            1.5%
Health Services           0.2%
Short-Term Investments
  & Other Net Assets      4.7%

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. It is one of the most widely used benchmarks of U.S. equity performance.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/00

COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------

Cisco Systems Inc.                                                      3.3%
Electronic Technology
Applied Micro Circuits Corp.                                            2.8%
Electronic Technology
Dell Computer Corp.                                                     2.3%
Electronic Technology
Teradyne Inc.                                                           2.0%
Electronic Technology
Scient Corp.                                                            1.9%
Technology Services
VERITAS Software Corp.                                                  1.9%
Technology Services
Juniper Networks Inc.                                                   1.9%
Electronic Technology
Affiliated Computer
Services Inc., A                                                        1.9%
Technology Services
PMC-Sierra Inc. (Canada)                                                1.8%
Electronic Technology
Predictive Systems Inc.                                                 1.8%
Technology Services


As might be expected, no sector came close to matching the technology sector's contribution to the fund's performance. Because retail stocks delivered disappointing results, due to the slow growth experienced by many of the country's leading retailers, we sold several of our holdings in that sector. Although we eliminated our positions in Tommy Hilfiger, Abercrombie and Fitch and Children's Place, we retained a substantial position in The Gap. In our opinion, The Gap has sustainable competitive advantages and remains well positioned for growth.

A substantial portion of the fund's total return for the period was attributable to initial public offerings (IPOs). However, the "hot" IPO market we experienced during the period under review, which can produce extremely high profits over a short period of time, may not continue. In addition, as the size of a fund increases, the percentage IPOs will be able to contribute to the fund's total return will decrease.

Looking forward, we are encouraged by the U.S. economy's continued strength. The technology sector's recent downturn brought many of our favorite stocks back to what we perceived to be very reasonable price levels. While we believe concerns about rising interest rates and inflation will lead to volatile markets, we expect solid growth for many companies, particularly those in the technology sectors. We, therefore, will try to take advantage of any volatility to buy stocks of well-positioned growth companies at what we believe to be attractive valuations.

That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unprecedented valuations. The volatility in the market that we have seen in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver positive performance every year -- but no one should expect that to be the case for this, or any mutual fund.

/s/ Michael McCarthy
--------------------
Michael McCarthy



/s/ John P. Scandalios
----------------------
John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN AGGRESSIVE
GROWTH FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 4/30/00

Aggregate total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Aggregate Total Return            +158.14%
Net Asset Value (NAV)             $25.22 (4/30/00)              $10.00 (6/23/99)
Change in NAV                     +$15.22
Distributions (6/23/99-4/30/00)   Dividend Income               $0.0184
                                  Short-Term Capital Gain       $0.4738
                                  -------------------------------------
                                  Total                         $0.4922

CLASS B
Aggregate Total Return            +157.55%
Net Asset Value (NAV)             $25.18 (4/30/00)              $10.00 (6/23/99)
Change in NAV                     +$15.18
Distributions (6/23/99-4/30/00)   Dividend Income               $0.0030
                                  Short-Term Capital Gain       $0.4738
                                  -------------------------------------
                                  Total                         $0.4768
CLASS C
Aggregate Total Return            +156.90%
Net Asset Value (NAV)             $25.12 (4/30/00)              $10.00 (6/23/99)
Change in NAV                     +$15.12
Distributions (6/23/99-4/30/00)   Short-Term Capital Gain       $0.4738


ADVISOR CLASS
Aggregate Total Return            +159.18%
Net Asset Value (NAV)             $25.31 (4/30/00)              $10.00 (6/23/99)
Change in NAV                     +$15.31
Distributions (6/23/99-4/30/00)   Dividend Income               $0.0288
                                  Short-Term Capital Gain       $0.4738
                                  -------------------------------------
                                  Total                         $0.5026


            Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 4/30/00


                                                                      INCEPTION
CLASS A                                                               (6/23/99)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                                            +158.14%
Aggregate Total Return(2)                                             +143.30%
Value of $10,000 Investment(3)                                        $24,330

                                                                      INCEPTION
CLASS B                                                               (6/23/99)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                                            +157.55%
Aggregate Total Return(2)                                             +153.55%
Value of $10,000 Investment(3)                                        $25,355

                                                                      INCEPTION
CLASS C                                                               (6/23/99)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                                            +156.90%
Aggregate Total Return(2)                                             +153.37%
Value of $10,000 Investment(3)                                        $25,337

                                                                      INCEPTION
ADVISOR CLASS                                                         (6/23/99)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                                            +159.18%
Aggregate Total Return(2)                                             +159.18%
Value of $10,000 Investment(3)                                        $25,918

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Since the fund has existed for less than a year, the figures represent aggregate total return since inception, including the maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


FRANKLIN AGGRESSIVE
GROWTH FUND


AGGREGATE ANNUAL
TOTAL RETURN
4/30/00

CLASS A
-------------------------------------------------------------------------------

Since Inception (6/23/99)                                              +143.30%

AGGREGATE ANNUAL
TOTAL RETURN
4/30/00

CLASS B
-------------------------------------------------------------------------------

Since Inception (6/23/99)                                              +153.55%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.


CLASS A (6/23/99 - 4/30/00)
Date            Franklin     S&P 500      Russell
                Aggressive    Index        3000
                Growth Fund               Growth
                - Class A                  Index

06/23/1999      $ 9,425      $10,000      $10,000
06/30/1999      $10,160      $10,129      $10,160
07/31/1999      $11,235      $ 9,813      $ 9,838
08/31/1999      $12,385      $ 9,764      $ 9,960
09/30/1999      $13,195      $ 9,496      $ 9,778
10/31/1999      $15,438      $10,097      $10,482
11/30/1999      $18,596      $10,302      $11,083
12/31/1999      $23,095      $10,909      $12,290
01/31/2000      $22,603      $10,362      $11,747
02/29/2000      $30,639      $10,166      $12,481
03/31/2000      $28,536      $11,160      $13,188
04/30/2000      $24,330      $10,824      $12,510


CLASS B (6/23/99 - 4/30/00)
Date            Franklin     S&P 500      Russell
                Aggressive   Index          3000
                Growth Fund               Growth
                - Class B                 Index

06/23/1999      $10,000      $10,000      $10,000
06/30/1999      $10,780      $10,129      $10,160
07/31/1999      $11,920      $ 9,813      $ 9,838
08/31/1999      $13,140      $ 9,764      $ 9,960
09/30/1999      $13,970      $ 9,496      $ 9,778
10/31/1999      $16,380      $10,097      $10,482
11/30/1999      $19,720      $10,302      $11,083
12/31/1999      $24,486      $10,909      $12,290
01/31/2000      $23,975      $10,362      $11,747
02/29/2000      $32,485      $10,166      $12,481
03/31/2000      $30,245      $11,160      $13,188
04/30/2000      $25,355      $10,824      $12,510




                          Past performance does not guarantee future results.

CLASS C (6/23/99 - 4/30/00)
Date            Franklin     S&P 500      Russell
                Aggressive    Index        3000
                Growth Fund               Growth
                - Class C                 Index

06/23/1999      $ 9,901      $10,000      $10,000
06/30/1999      $10,673      $10,129      $10,160
07/31/1999      $11,802      $ 9,813      $ 9,838
08/31/1999      $13,020      $ 9,764      $ 9,960
09/30/1999      $13,842      $ 9,496      $ 9,778
10/31/1999      $16,208      $10,097      $10,482
11/30/1999      $19,515      $10,302      $11,083
12/31/1999      $24,201      $10,909      $12,290
01/31/2000      $23,684      $10,362      $11,747
02/29/2000      $32,068      $10,166      $12,481
03/31/2000      $29,851      $11,160      $13,188
04/30/2000      $25,337      $10,824      $12,510


ADVISOR CLASS (6/23/99 - 4/30/00)

Date            Franklin           S&P 500      Russell
                Aggressive         Index        3000
                Growth Fund                     Growth
                Advisor Class                   Index

06/23/1999      $10,000            $10,000      $10,000
06/30/1999      $10,780            $10,129      $10,160
07/31/1999      $11,920            $ 9,813      $ 9,838
08/31/1999      $13,150            $ 9,764      $ 9,960
09/30/1999      $14,000            $ 9,496      $ 9,778
10/31/1999      $16,410            $10,097      $10,482
11/30/1999      $19,770            $10,302      $11,083
12/31/1999      $24,566            $10,909      $12,290
01/31/2000      $24,064            $10,362      $11,747
02/29/2000      $32,615            $10,166      $12,481
03/31/2000      $30,393            $11,160      $13,188
04/30/2000      $25,918            $10,824      $12,510

AGGREGATE ANNUAL
TOTAL RETURN
4/30/00

CLASS C
-------------------------------------------------------------------------------

Since Inception (6/23/99)                                              +153.37%

AGGREGATE ANNUAL
TOTAL RETURN
4/30/00

ADVISOR CLASS
-------------------------------------------------------------------------------

Since Inception (6/23/99)                                             +159.18%

*  Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND

Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund also may invest in foreign securities.

This annual report of Franklin California Growth Fund covers the fiscal year ended April 30, 2000. During the reporting period, California's broad-based and diverse economy, the world's eighth largest, expanded for the sixth year in a row. Driven by strong exports of high-tech goods to North American Free Trade Agreement (NAFTA) partners and recovering economies in Asia, California's economic growth has exceeded the national average for five consecutive years. During most of the fiscal year, the U.S. stock market performed well, especially technology stocks, which surged to all-time highs. But technology stocks corrected in March and April, and prices of many stocks in this sector declined significantly, as leadership wrestled back and forth between "old economy" blue chip stocks comprising the Dow Jones Industrial Average and "new economy" technology and Internet-related stocks listed on the Nasdaq(R).(1)

Within this environment, Franklin California Growth Fund - Class A posted a +94.90% one-year cumulative total return as shown in the Performance Summary beginning on page 18. The Standard & Poor's(R) 500 Index, the Franklin California 250 Growth Index(R) and the Bloomberg California Index(R) posted returns of 10.13%, 72.18% and 95.54%, respectively, for the same period.(2),
(3), (4)

1. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00).

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the funds portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 50.

Despite the decline in price of many technology stocks at the end of the reporting period, the fund's technology holdings were primarily responsible for its strong performance during the year as a whole. For example, three of the fund's largest positions, Cisco Systems, JDS Uniphase and Applied Micro Circuits, posted astounding triple-digit gains of 143.12%, 583.42% and 866.94%, respectively for the 12 months under review.

On April 30, 2000, technology stocks represented 57% of the fund's portfolio versus 66% for the Franklin California 250 Growth Index. Within the technology sector, some of our stronger performing holdings included semiconductors and telecommunications equipment stocks. Internet infrastructure investments were also an important component of the fund. In addition to maintaining our core holdings in Cisco Systems, JDS Uniphase and VERITAS Software, we initiated a position in Agilent, a spin-off of Hewlett-Packard that supplies communications testing equipment.

PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
4/30/00

[BAR GRAPH]

Electronic Technology                        37.6%
Technology Services                          19.5%
Health Technology                             7.3%
Finance                                       4.3%
Consumer Services                             4.1%
Real Estate                                   4.0%
Retail Trade                                  3.4%
Commercial Services                           2.5%
Industrial Services                           1.3%
Energy Minerals                               1.0%
Telecommunications                            0.9%
Other Sectors                                 3.3%
Short-Term Investment & Other Net Assets     10.8%

2. Source: Standard & Poor's Micropal. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. It is one of the most widely used benchmarks of U.S. equity performance.

3. Source: CDA/Wiesenberger. The Franklin California 250 Growth Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

4. Source: Bloomberg(R). The Bloomberg California Index is price weighted and measures the performance of over 700 California-based companies.

Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

We also increased our holdings in enterprise software companies, purchasing shares in Brio Technology, a developer of online analytical processing software for corporations. And we initiated posiof television and computer technology. Because many investors have shifted their Internet focus from business-to-consumer (e-tail) to business-to-business (B2B) stocks, we eliminated our exposure to companies such as online retailer eToys and increased our position in companies developing B2B software such as Oracle. Although we participated in a number of infrastructure and e-tailing initial public offerings (IPOs) in small amounts during the period, we sold them fairly quickly after their stock prices jumped to very high levels.

Throughout the period, we remained broadly diversified across numerous industries other than technology. For example, we initiated holdings in Gap Stores and purchased additional shares of Clorox, Fox Entertainment and Safeway. In our opinion, these leading consumer-related companies were attractively valued and offered good growth prospects. We also initiated a position in Wells Fargo because we believed that reduced uncertainty over interest-rate increases would eventually benefit financial stocks.

In the health care sector, we added to our weighting in biotechnology by acquiring additional shares of Genentech and initiating a position in Abgenix, a company that develops antibody therapeutic products. We also purchased shares in Tenet Healthcare, the second-largest public hospital in the country. And we maintained our position in Spieker Properties, a California real estate company. Real Estate Investment Trusts (REITs) produced strong growth rates during the period and with the recently passed REIT Modernization Act, they should be able to derive revenues from sources other than just fee income.

Looking forward, we expect the remainder of 2000 to be more of a challenge for investors than 1999. Key economic reports released the last week of April indicated that the U.S. economy is still growing at accelerated rates and that inflation could be on the rise. Escalating interest rates have already begun to exert downward pressure on stock valuations and, in our opinion, the Federal Reserve Board will raise interest rates several more times this year. Despite market volatility, we remain optimistic about prospects for California's economy and Franklin California Growth Fund. Driven in part by new technology, the state continues to be an economic powerhouse, representing almost 13% of U.S. gross domestic product, and generating over $1 trillion of goods and services.5 And with almost 1,400 publicly traded companies across a wide array of industries in Franklin Templeton's own "backyard," we have many investment opportunities from which to choose. Using our unique investment management approach and the expertise of our research analysts, we shall continue to search for leading companies with the long-term growth potential to provide strong returns for the fund's shareholders.


TOP 10 HOLDINGS
Franklin California Growth Fund
4/30/00

COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------

JDS Uniphase Corp.                                                      4.5%
Electronic Technology

Cisco Systems Inc.                                                      3.3%
Electronic Technology

VERITAS Software Co.                                                    3.2%
Technology Services

Applied Micro Circuits Corp.                                            2.9%
Electronic Technology

Oracle Corp.                                                            2.5%
Technology Services

Siebel Systems Inc.                                                     2.2%
Technology Services

Robert Half International Inc.                                          2.1%
Commercial Services

Sun Microsystems Inc.                                                   1.8%
Electronic Technology

Xilinx Inc.                                                             1.5%
Electronic Technology

Genentech Inc.                                                          1.4%
Health Technology

5. Source: "California, An Economic Profile." California Trade and Commerce Agency, Office of Economic Research, January 2000.

That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unprecedented valuations. The volatility in the market that we have seen in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this, or any mutual fund.

It is also important to remember that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have, and look forward to serving your investment needs in the years to come.


/s/ Conrad B. Herrmann
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN CALIFORNIA
GROWTH FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return             +94.90%
Net Asset Value (NAV)             $50.15 (4/30/00)             $25.82 (4/30/99)
Change in NAV                     +$24.33

Distributions (5/1/99-4/30/00)    Dividend Income              $0.0788


CLASS B
One-Year Total Return             +93.35%
Net Asset Value (NAV)             $49.64 (4/30/00)             $25.75 (4/30/99)
Change in NAV                     +$23.89

Distributions (5/1/99-4/30/00)    Dividend Income              $0.0663


CLASS C
One-Year Total Return             +93.46%
Net Asset Value (NAV)             $49.55 (4/30/00)             $25.63 (4/30/99)
Change in NAV                     +$23.92

Distributions (5/1/99-4/30/00)    Dividend Income              $0.0175



                          Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 4/30/00

                                                                      INCEPTION
CLASS A                                      1-YEAR      5-YEAR      (10/30/91)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                  +94.90%     +349.69%       +660.56%
Average Annual Total Return(2)              +83.73%     +33.48%        +26.07%
Value of $10,000 Investment(3)              $18,373     $42,372        $71,675

                                                                      INCEPTION
CLASS B                                                  1-YEAR        (1/1/99)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                               +93.35%      +104.73%
Average Annual Total Return(2)                           +89.35%      +68.94%
Value of $10,000 Investment(3)                           $18,935      $20,073


                                                                      INCEPTION
CLASS C                                      1-YEAR        3-YEAR      (9/3/96)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                  +93.46%       +174.10%     +199.18%
Average Annual Total Return(2)              +90.53%       +39.49%      +34.60%
Value of $10,000 Investment(3)              $19,053       $27,142      $29,623


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
-------------------------------------------------------------------------------

1-Year                                                                  +83.73%
5-Year                                                                  +33.48%
Since Inception (10/30/91)                                              +26.07%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

CLASS A (10/30/91 - 4/30/00)

Date              Franklin   S&P     Franklin
                  Calif.     500      CA 250
                  Growth    Index     Index
                  Fund  -
                  Class A

10/30/1991        $9,424   $10,000  $10,000
10/31/1991        $9,509   $10,004  $10,015
11/30/1991        $8,744   $9,601   $9,199
12/31/1991        $9,714   $10,699  $10,301
01/31/1992        $10,409  $10,500  $11,101
02/28/1992        $10,542  $10,636  $11,271
03/31/1992        $9,829   $10,428  $10,527
04/30/1992        $9,391   $10,735  $10,093
05/31/1992        $9,419   $10,787  $10,155
06/30/1992        $8,835   $10,627  $9,578
07/31/1992        $9,093   $11,061  $9,898
08/31/1992        $8,691   $10,835  $9,469
09/30/1992        $8,797   $10,961  $9,554
10/31/1992        $9,218   $10,999  $10,083
11/30/1992        $10,041  $11,373  $11,017
12/31/1992        $10,249  $11,512  $11,302
01/31/1993        $10,576  $11,609  $11,719
02/28/1993        $10,143  $11,767  $11,237
03/31/1993        $10,258  $12,015  $11,349
04/30/1993        $9,835   $11,725  $10,922
05/31/1993        $10,547  $12,038  $11,744
06/30/1993        $10,524  $12,072  $11,710
07/31/1993        $10,282  $12,024  $11,742
08/31/1993        $10,970  $12,480  $12,319
09/30/1993        $11,425  $12,384  $12,606
10/31/1993        $11,580  $12,640  $12,788
11/30/1993        $11,551  $12,520  $12,628
12/31/1993        $12,050  $12,672  $13,010
01/31/1994        $12,583  $13,102  $13,452
02/28/1994        $12,747  $12,747  $13,341
03/31/1994        $12,460  $12,192  $12,575
04/30/1994        $12,347  $12,348  $12,523
05/31/1994        $12,419  $12,550  $12,476
06/30/1994        $12,057  $12,243  $11,922
07/31/1994        $12,490  $12,644  $12,316
08/31/1994        $13,314  $13,163  $13,478
09/30/1994        $13,412  $12,841  $13,421
10/31/1994        $13,867  $13,130  $13,688
11/30/1994        $13,911  $12,652  $13,287
12/31/1994        $14,041  $12,840  $13,473
01/31/1995        $14,030  $13,172  $13,801
02/28/1995        $15,007  $13,686  $14,498
03/31/1995        $15,575  $14,090  $15,109
04/30/1995        $15,939  $14,504  $15,599
05/31/1995        $16,575  $15,084  $16,062
06/30/1995        $17,690  $15,434  $17,227
07/31/1995        $19,197  $15,946  $18,672
08/31/1995        $19,632  $15,986  $19,064
09/30/1995        $20,115  $16,661  $19,453
10/31/1995        $20,150  $16,601  $19,019
11/30/1995        $20,785  $17,330  $19,778
12/31/1995        $20,730  $17,664  $19,539
01/31/1996        $20,974  $18,265  $19,713
02/29/1996        $21,682  $18,435  $20,434
03/31/1996        $21,862  $18,612  $20,136
04/30/1996        $23,509  $18,885  $22,161
05/31/1996        $24,037  $19,372  $22,848
06/30/1996        $23,315  $19,446  $21,297
07/31/1996        $21,933  $18,587  $19,563
08/31/1996        $23,302  $18,979  $21,129
09/30/1996        $24,799  $20,047  $22,764
10/31/1996        $25,109  $20,600  $22,746
11/30/1996        $26,929  $22,158  $24,279
12/31/1996        $27,039  $21,719  $24,570
01/31/1997        $27,475  $23,077  $25,892
02/28/1997        $26,708  $23,257  $24,781
03/31/1997        $25,160  $22,301  $23,495
04/30/1997        $25,597  $23,632  $23,575
05/31/1997        $28,058  $25,071  $26,215
06/30/1997        $28,115  $26,195  $27,146
07/31/1997        $30,558  $28,280  $29,975
08/31/1997        $30,372  $26,696  $30,667
09/30/1997        $32,629  $28,159  $32,605
10/31/1997        $31,461  $27,218  $30,476
11/30/1997        $31,792  $28,479  $30,177
12/31/1997        $31,285  $28,968  $28,813
01/31/1998        $30,829  $29,290  $30,770
02/28/1998        $33,264  $31,402  $33,468
03/31/1998        $33,956  $33,010  $34,034
04/30/1998        $34,565  $33,343  $35,069
05/31/1998        $32,738  $32,769  $32,705
06/30/1998        $33,507  $34,100  $33,532
07/31/1998        $31,913  $33,735  $32,134
08/31/1998        $26,631  $28,857  $25,646
09/30/1998        $28,392  $30,707  $28,357
10/30/1998        $29,972  $33,203  $30,614
11/30/1998        $32,162  $35,215  $33,464
12/31/1998        $34,638  $37,244  $36,881
01/31/1999        $36,861  $38,800  $39,739
02/28/1999        $33,954  $37,594  $36,481
03/31/1999        $35,963  $39,097  $37,984
04/30/1999        $36,775  $40,611  $39,495
05/31/1999        $36,661  $39,652  $39,563
06/30/1999        $40,375  $41,853  $44,081
07/31/1999        $40,761  $40,547  $43,993
08/31/1999        $42,391  $40,344  $44,789
09/30/1999        $43,234  $39,239  $45,855
10/31/1999        $48,579  $41,723  $50,206
11/30/1999        $55,554  $42,570  $56,362
12/31/1999        $67,602  $45,077  $64,607
01/31/2000        $67,659  $42,814  $57,126
02/29/2000        $85,196  $42,005  $71,185
03/31/2000        $80,494  $46,113  $69,085
04/30/2000        $71,675  $44,725  $68,021


CLASS A (1/1/95 - 4/30/00)***

Date              Franklin       S&P        Franklin    Bloomberg
                  Calif.         500         CA 250       Calif.
                  Growth        Index        Index        Index
                  Fund  -
                  Class A

09/30/1997        $21,908      $21,931      $24,201     $20,969
10/31/1997        $21,124      $21,199      $22,621     $19,748
11/30/1997        $21,346      $22,180      $22,400     $19,466
12/31/1997        $21,006      $22,562      $21,388     $19,075
01/31/1998        $20,699      $22,812      $22,840     $18,905
02/28/1998        $22,335      $24,457      $24,843     $20,438
03/31/1998        $22,799      $25,709      $25,264     $20,963
04/30/1998        $23,208      $25,969      $26,033     $21,666
05/31/1998        $21,982      $25,522      $24,279     $20,567
06/30/1998        $22,498      $26,558      $24,893     $20,765
07/31/1998        $21,427      $26,274      $23,856     $19,442
08/31/1998        $17,881      $22,475      $19,039     $15,602
09/30/1998        $19,063      $23,915      $21,052     $17,025
10/30/1998        $20,124      $25,860      $22,729     $17,912
11/30/1998        $21,595      $27,427      $24,845     $19,694
12/31/1998        $23,257      $29,007      $27,381     $21,150
01/31/1999        $24,749      $30,219      $29,504     $22,304
02/28/1999        $22,798      $29,279      $27,085     $20,830
03/31/1999        $24,147      $30,451      $28,101     $21,436
04/30/1999        $24,692      $31,629      $29,324     $22,725
05/31/1999        $24,615      $30,883      $29,375     $23,261
06/30/1999        $27,109      $32,596      $32,731     $25,408
07/31/1999        $27,369      $31,579      $32,664     $25,568
08/31/1999        $28,462      $31,422      $33,256     $26,205
09/30/1999        $29,029      $30,561      $34,047     $26,608
10/31/1999        $32,618      $32,495      $37,278     $28,569
11/30/1999        $37,301      $33,155      $41,848     $32,066
12/31/1999        $45,390      $35,108      $47,970     $38,582
01/31/2000        $45,429      $33,345      $42,413     $39,515
02/29/2000        $57,203      $32,715      $52,849     $50,603
03/31/2000        $54,046      $35,914      $51,289     $47,420
04/30/2000        $48,123      $34,833      $50,499     $44,428



                          Past performance does not guarantee future results.

CLASS B (1/1/99 - 4/30/00)

Date              Franklin       S&P        Franklin    Bloomberg
                  Calif.         500         CA 250       Calif.
                  Growth        Index        Index        Index
                  Fund  -
                  Class B

01/01/1999        $10,000      $10,000      $10,000     $10,000
01/31/1999        $10,633      $10,418      $10,775     $10,546
02/29/1999        $9,786       $10,094      $9,892      $9,849
03/31/1999        $10,362      $10,498      $10,299     $10,136
04/30/1999        $10,588      $10,904      $10,710     $10,745
05/31/1999        $10,551      $10,647      $10,728     $10,998
06/30/1999        $11,610      $11,238      $11,954     $12,013
07/31/1999        $11,709      $10,887      $11,929     $12,089
08/31/1999        $12,175      $10,833      $12,146     $12,390
09/30/1999        $12,406      $10,536      $12,434     $12,581
10/31/1999        $13,932      $11,203      $13,614     $13,508
11/30/1999        $15,919      $11,430      $15,284     $15,161
12/31/1999        $19,359      $12,103      $17,519     $18,242
01/31/2000        $19,359      $11,496      $15,490     $18,684
02/29/2000        $24,362      $11,278      $19,301     $23,926
03/31/2000        $23,001      $12,381      $18,732     $22,421
04/30/2000        $20,073      $12,009      $18,444     $21,007

CLASS C (9/3/96 - 4/30/00)

Date              Franklin       S&P        Franklin    Bloomberg
                  Calif.         500         CA 250       Calif.
                  Growth        Index        Index        Index
                  Fund  -
                  Class C

09/03/1996        $9,901       $10,000      $10,000     $10,000
09/30/1996        $10,520      $10,563      $10,774     $10,659
10/31/1996        $10,641      $10,855      $10,766     $10,517
11/30/1996        $11,407      $11,675      $11,492     $11,012
12/31/1996        $11,446      $11,444      $11,631     $11,096
01/31/1997        $11,619      $12,159      $12,256     $11,605
02/28/1997        $11,289      $12,254      $11,729     $11,205
03/31/1997        $10,627      $11,750      $11,120     $10,567
04/30/1997        $10,806      $12,452      $11,158     $10,410
05/31/1997        $11,833      $13,210      $12,408     $11,692
06/30/1997        $11,854      $13,802      $12,849     $12,246
07/31/1997        $12,876      $14,901      $14,188     $13,218
08/31/1997        $12,787      $14,066      $14,515     $13,467
09/30/1997        $13,730      $14,837      $15,433     $14,552
10/31/1997        $13,230      $14,342      $14,426     $13,705
11/30/1997        $13,359      $15,006      $14,285     $13,509
12/31/1997        $13,140      $15,264      $13,639     $13,238
01/31/1998        $12,947      $15,433      $14,565     $13,120
02/28/1998        $13,963      $16,546      $15,843     $14,184
03/31/1998        $14,237      $17,393      $16,111     $14,548
04/30/1998        $14,488      $17,569      $16,602     $15,036
05/31/1998        $13,718      $17,266      $15,483     $14,274
06/30/1998        $14,027      $17,967      $15,875     $14,411
07/31/1998        $13,350      $17,775      $15,213     $13,493
08/31/1998        $11,138      $15,205      $12,141     $10,828
09/30/1998        $11,867      $16,180      $13,425     $11,815
10/30/1998        $12,521      $17,495      $14,494     $12,431
11/30/1998        $13,420      $18,555      $15,844     $13,668
12/31/1998        $14,450      $19,624      $17,461     $14,678
01/31/1999        $15,370      $20,444      $18,815     $15,479
02/28/1999        $14,152      $19,808      $17,273     $14,456
03/31/1999        $14,976      $20,601      $17,920     $14,877
04/30/1999        $15,311      $21,398      $18,700     $15,771
05/31/1999        $15,251      $20,893      $18,732     $16,143
06/30/1999        $16,786      $22,053      $20,872     $17,633
07/31/1999        $16,935      $21,364      $20,830     $17,744
08/31/1999        $17,605      $21,258      $21,208     $18,186
09/30/1999        $17,939      $20,675      $21,712     $18,466
10/31/1999        $20,151      $21,984      $23,772     $19,827
11/30/1999        $23,026      $22,430      $26,687     $22,254
12/31/1999        $28,006      $23,751      $30,591     $26,776
01/31/2000        $28,012      $22,559      $27,047     $27,424
02/29/2000        $35,251      $22,133      $33,702     $35,119
03/31/2000        $33,284      $24,297      $32,707     $32,910
04/30/2000        $29,623      $23,566      $32,203     $30,833


AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS B
-------------------------------------------------------------------------------

1-Year                                                                  +89.35%
Since Inception (1/1/99)                                                +68.94%

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS C
-------------------------------------------------------------------------------

1-Year                                                                  +90.53%
3-Year                                                                  +39.49%
Since Inception (9/3/96)                                                +34.60%

* Source: CDA/Wiesenberger.
** Source: Standard and Poor's Micropal.
*** The Bloomberg California Index was not established until December 30, 1994, and therefore, the fund's Class A returns have been shown for the period since then, in addition to the period since the fund's inception.
**** Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg California Index from October 1995 onward. Prior to that, the index represents simple price appreciation excluding dividends.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND

Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies with market capitalizations of $8.5 billion or more.

This initial annual report for Franklin Large Cap Growth Fund covers the period from the fund's inception on June 7, 1999, until April 30, 2000. During the period under review, the rapidly growing U.S. economy provided a strong backdrop for equity markets, as consumer confidence and productivity remained high and inflation benign. However, toward the end of the period, the equity markets became increasingly volatile, indicating investor concerns about stock valuations, possible future inflation and rising interest rates.

During the 11 months under review, consistently improving earnings contributed to rising prices for large cap growth stocks, which significantly outperformed their value counterparts. Within this environment, Franklin Large Cap Growth Fund - Class A shares performed well on both an absolute and a relative basis, delivering a +48.59% cumulative total return for the reporting period. The fund's benchmark, the Standard and Poor's(R) 500 Index (S&P 500(R)), rose 10.13% for the same period.(1)

On April 30, 2000, the fund held 90.2% of total net assets in equities and 9.8% in short-term investments and other net assets.

1. Source: Standard and Poor's. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the funds portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 59.

More than 99% of the portfolio's holdings were shares of companies with more than $8.5 billion in market capitalization. Most of the portfolio was concentrated in higher growth industries such as electronic technology, health technology, technology services and telecommunications.

The fund's strong performance was due largely to the substantial rise in value of our technology and technology services holdings. In the computer networking area, the fund's investments in Cisco and Juniper Networks provided outstanding returns. Semiconductor holdings were also standouts as the strong cyclical upturn in the sector led to powerful outperformance in holdings such as Intel, Texas Instruments, Applied Materials and Xilinx.

Attempting to take advantage of the strength of the trend from electronics to fiber optics, we also invested heavily in the optical industry, and the fund's performance benefited appreciably from our holdings of JDS Uniphase, SDL and CIENA. Because the storage hardware and software industries were experiencing strong demand for their products due to increasing traffic on the Internet, we maintained our positions in EMC and VERITAS Software, which also contributed to the fund's strong performance.

Although the market's volatility was unsettling on a day-to-day basis, it provided us with some excellent opportunities to invest in some of the largest and most exciting companies in the world at bargain prices. For example, we boosted our exposure to leading companies in the wireless industry, which are benefiting from the trend toward using wireless appliances for everything from phone calls to Internet access. Fund holdings Nokia, Sprint PCS and VoiceStream Wireless contributed to the fund's positive performance during the past year, and in our opinion, are poised to benefit from this trend in the long term, although perhaps not at its recent astounding pace.

Seeking to benefit from the increasing medical needs of a rapidly aging world population, we maintained large positions in the health care sector, primarily in major pharmaceutical, medical technology and biotechnology companies. The outstanding rise in value of our shares of Warner Lambert, Medtronic and MedImmune contributed significantly to the fund's performance.


PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets
4/30/00

[BAR GRAPH]

Electronic Technology    36.1%
Technology Services      13.5%
Health Technology        10.8%
Telecommunications        8.9%
Retail Trade              5.7%
Finance                   3.3%
Process Industries        2.9%
Consumer Services         2.7%
Producer Manufacturing    2.5%
Industrial Services       1.8%
Utilities                 1.7%
Consumer Non-Durables     3.0%
Short-Term Investments &
Other Net Assets          9.8%

TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
4/30/00

COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------

Cisco Systems Inc.                                                      3.5%
Electronic Technology

General Electric Co.                                                    2.9%
Process Industries

SDL Inc.                                                                2.8%
Electronic Technology

Qwest Communications
International Inc.                                                      2.3%
Telecommunications

CIENA Corp.                                                             2.3%
Electronic Technology

Nortel Networks Corp.                                                   2.2%
Electronic Technology

Nokia Corp., ADR                                                        2.2%
Electronic Technology

Oracle Corp.                                                            2.2%
Technology Services

EMC Corp.                                                               2.2%
Electronic Technology

Citigroup Inc.                                                          2.1%
Finance

During the reporting period, we held only small positions in financial sector stocks, because we were concerned that possible interest-rate hikes could potentially compress profit margins and hurt company earnings. This strategy worked well as many of these stocks lost ground during the period.

On the sell side, adhering to our strict discipline of selling those companies experiencing deteriorating fundamentals, eroding competitive advantages or unattractive stock price valuations, we substantially reduced our position in Microsoft. While we still feel strongly about the long-term prospects for this leading software provider, we thought it would be wise not to be too heavily invested in the company until the outcome of its legal problems becomes more apparent.

Looking forward, we are optimistic about the prospects for most dynamic well-run companies due to our outlook for outstanding corporate profit growth, ongoing productivity gains, an enduring U.S. budget surplus and sustained overall demand for equities. Many of these businesses are generating terrific profit margins in industries with high barriers to entry for competitors and have sustainable, solid revenue growth driven by their market leadership or market share gains. Consequently, we expect large cap growth companies' stocks to continue to generate strong earnings and stock price appreciation well into the future.

That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unprecedented valuations. The volatility in the market that we have seen in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this, or any mutual fund.

We thank you for your participation in Franklin Large Cap Growth Fund and look forward to serving your investment needs in the years ahead.



/s/ Theresa Spath
-----------------------
Theresa Spath



/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson




/s/ Jason R. Nunn
----------------------
Jason R. Nunn

Portfolio Management Team
Franklin Large Cap Growth Fund

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

FRANKLIN LARGE CAP
GROWTH FUND

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 4/30/00
Aggregate total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Aggregate Total Return              +48.59%
Net Asset Value (NAV)               $14.85 (4/30/00)            $10.00 (6/7/99)
Change in NAV                       +$4.85
Distributions (6/7/99-4/30/00)      Dividend Income             $0.0076

CLASS B
Aggregate Total Return              +47.70%
Net Asset Value (NAV)               $14.77 (4/30/00)            $10.00 (6/7/99)
Change in NAV                       +$4.77


CLASS C
Aggregate Total Return              +47.70%
Net Asset Value (NAV)               $14.77 (4/30/00)            $10.00 (6/7/99)
Change in NAV                       +$4.77

ADVISOR CLASS
Aggregate Total Return              +49.01%
Net Asset Value (NAV)               $14.88 (4/30/00)            $10.00 (6/7/99)
Change in NAV                       +$4.88
Distributions (6/7/99-4/30/00)      Dividend Income             $0.0176

              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 4/30/00

                                                                       INCEPTION
CLASS A                                                                 (6/7/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                               +48.59%
Aggregate Total Return(2)                                                +40.05%
Value of $10,000 Investment(3)                                           $14,005

                                                                       INCEPTION
CLASS B                                                                 (6/7/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                               +47.70%
Aggregate Total Return(2)                                                +43.70%
Value of $10,000 Investment(3)                                           $14,370

                                                                       INCEPTION
CLASS C                                                                 (6/7/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                               +47.70%
Aggregate Total Return(2)                                                +45.25%
Value of $10,000 Investment(3)                                           $14,525

                                                                       INCEPTION
ADVISOR CLASS                                                           (6/7/99)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                               +49.01%
Aggregate Total Return(2)                                                +49.01%
Value of $10,000 Investment(3)                                           $14,901

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Since the fund has existed for less than one year, the figures represent aggregate total return since inception, including the maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

              Past performance does not guarantee future results.


FRANKLIN LARGE CAP
GROWTH FUND


AGGREGATE TOTAL RETURN
4/30/00
CLASS A
--------------------------------------------------------------------------------
Since Inception (6/7/99)                                                 +40.05%

AGGREGATE TOTAL RETURN
4/30/00

CLASS B
--------------------------------------------------------------------------------
Since Inception (6/7/99)                                                 +43.70%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.


CLASS A (6/7/99 - 4/30/00)

Date              Franklin       S&P 500      Russell
                  Large Cap      Index        1000 Growth
                  Growth Fund                 Index
                  - Class A
06/07/1999        $9,425        $10,000       $10,000
06/30/1999        $9,981        $10,426       $10,537
07/31/1999        $9,774        $10,101       $10,202
08/31/1999        $9,708        $10,050       $10,368
09/30/1999        $9,670        $9,775        $10,150
10/31/1999        $10,584       $10,394       $10,917
11/30/1999        $11,282       $10,605       $11,506
12/31/1999        $13,146       $11,229       $12,703
01/31/2000        $12,826       $10,665       $12,107
02/29/2000        $15,023       $10,464       $12,699
03/31/2000        $15,127       $11,487       $13,609
04/30/2000        $14,005       $11,141       $12,961


*Source: Standard and Poor's Micropal.

CLASS B (6/7/99 - 4/30/99)

Date              Franklin      S&P 500       Russell
                  Large Cap      Index        1000 Growth
                  Growth Fund                 Index
                  - Class B

06/07/1999        $10,000       $10,000       $10,000
06/30/1999        $10,580       $10,426       $10,537
07/31/1999        $10,360       $10,101       $10,202
08/31/1999        $10,280       $10,050       $10,368
09/30/1999        $10,240       $9,775        $10,150
10/31/1999        $11,190       $10,394       $10,917
11/30/1999        $11,930       $10,605       $11,506
12/31/1999        $13,890       $11,229       $12,703
01/31/2000        $13,540       $10,665       $12,107
02/29/2000        $15,850       $10,464       $12,699
03/31/2000        $15,950       $11,487       $13,609
04/30/2000        $14,370       $11,141       $12,961

*Source: Standard and Poor's Micropal.

              Past performance does not guarantee future results.

CLASS C (6/7/99 - 4/30/00)

Date              Franklin         S&P 500      Russell
                  Large Cap         Index       1000 Growth
                  Growth Fund                   Index
                  - Class C

06/07/1999        $9,901           $10,000      $10,000
06/30/1999        $10,475          $10,426      $10,537
07/31/1999        $10,248          $10,101      $10,202
08/31/1999        $10,168          $10,050      $10,368
09/30/1999        $10,129          $9,775       $10,150
10/31/1999        $11,079          $10,394      $10,917
11/30/1999        $11,802          $10,605      $11,506
12/31/1999        $13,752          $11,229      $12,703
01/31/2000        $13,406          $10,665      $12,107
02/29/2000        $15,693          $10,464      $12,699
03/31/2000        $15,792          $11,487      $13,609
04/30/2000        $14,525          $11,141      $12,961
*Source: Standard and Poor's Micropal.


ADVISOR CLASS (6/7/99 - 4/30/00)

Date              Franklin          S&P 500     Russell
                  Large Cap         Index       1000 Growth
                  Growth Fund                   Index
                  - Advisor
                  Class

06/07/1999        $10,000          $10,000      $10,000
06/30/1999        $10,590          $10,426      $10,537
07/31/1999        $10,370          $10,101      $10,202
08/31/1999        $10,300          $10,050      $10,368
09/30/1999        $10,270          $9,775       $10,150
10/31/1999        $11,240          $10,394      $10,917
11/30/1999        $11,980          $10,605      $11,506
12/31/1999        $13,969          $11,229      $12,703
01/31/2000        $13,629          $10,665      $12,107
02/29/2000        $15,972          $10,464      $12,699
03/31/2000        $16,082          $11,487      $13,609
04/30/2000        $14,901          $11,141      $12,961
*Source: Standard and Poor's Micropal.

AGGREGATE TOTAL RETURN
4/30/00
CLASS C
--------------------------------------------------------------------------------

Since Inception (6/7/99)                                                 +45.25%

AGGREGATE TOTAL RETURN
4/30/00

Advisor Class
--------------------------------------------------------------------------------
Since Inception (6/7/99)                                                 +49.01%

*Source: Standard and Poor's Micropal.

              Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1.5 billion at the time of investment.
--------------------------------------------------------------------------------

This annual report of Franklin Small Cap Growth Fund covers the 12 months ended April 30, 2000. Despite rising oil prices and five interest rate increases by the Federal Reserve Board (the Fed), U.S. gross domestic product grew at a blistering pace during the fiscal year. This rapid growth was fueled primarily by strong global demand, solid consumer confidence and increased manufacturing productivity. Dominated by a select group of technology- and energy-related stocks, the U.S. equity market climbed to record highs by the end of 1999.

Energy stocks performed well as Asian energy demand improved and the Organization of the Petroleum Exporting Countries (OPEC) demonstrated some production solidarity. And investors purchased technology stocks in order to participate in the massive communications infrastructure upgrade made necessary by the appetite of the Internet for increased bandwidth. Non-technology stocks foundered as the Internet threatened to dislocate whole swathes of traditional companies, and many investors and fund managers, believing that there were opportunity costs to not owning technology stocks, bought them at ever-rising prices.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the funds portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 65


With too many investors buying too few stocks, the pre-eminent investment style became momentum investing. Put simply, momentum investors identify and buy shares in companies with the highest increases in product sales and/or share price. Often disregarding traditional financial valuation techniques, such as price/earnings ratios, they buy at any price. In such a market, a narrow group of stocks often significantly outperforms the rest of the market, which is what happened during most of the period under review. Technology stock valuations rose to unreasonable heights as most other sectors languished. Companies, compelled by the lessons of a momentum-driven market, put aside profitability to focus on sales growth above all. But investors who hewed to traditional financial valuation methodologies could find little to buy in technology.

However, the tide seemed to change on March 10, 2000, when prices of technology stocks fell precipitously. Throughout the rest of the reporting period, both technology and non-technology stocks experienced extreme volatility. At period's end, both groups of stocks were trading significantly below the highs they had achieved a few months earlier. Which one of these forces will win out in the next year is unknown, but we believe it is wise for investors to understand that it is not realistic to expect uninterrupted, high growth rates to continue indefinitely.


PORTFOLIO BREAKDOWN
Franklin Small Cap growth Fund
Based on Total Net Assets
4/30/00

[BAR GRAPH]

Electronic Technology                 28.0%
Technology Services                   23.5%
Telecommunications                     5.4%
Finance                                4.4%
Industrial Services                    3.1%
Health Technology                      2.9%
Real Estate                            2.5%
Consumer Services                      2.2%
Energy Minerals                        2.2%
Transportation                         1.7%
Producer Manufacturing                 1.4%
Commercial Services                    1.2%
Other                                  2.2%
Short-Term Investments
  & Other Net Assets                  19.2%

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund
4/30/00

COMPANY                            % OF TOTAL
SECTOR                             NET ASSETS
---------------------------------------------

JDS Uniphase Corp                     5.3%
Electronic Technology

PMC-Sierra Inc. (Canada)              5.0%
Electronic Technology

i2 Technologies Inc.                  3.1%
Technology Services

BEA Systems Inc.                      2.6%
Technology Services

VERITAS Software Corp.                2.0%
Technology Services

BroadVision Inc.                      1.5%
Technology Services

VoiceStream Wireless Corp.            1.4%
Telecommunications

Wind River Systems Inc.               1.1%
Technology Services

Micromuse Inc.                        1.1%
Technology Services

Flextronics International             1.0%
Ltd. (Singapore)
Electronic Technology


Within this environment, Franklin Small Cap Growth Fund - Class A provided a +85.97% one-year cumulative total return as shown in the Performance Summary on page 36. The Russell 2000 Growth Index, the fund's benchmark, rose 51.24% during the same period.(1)

The fund's strong performance for the period as a whole was due largely to its holdings of technology stocks. Of course, the technology shares that fueled the fund's strong performance until March 10 also contributed to its volatility and poor performance from that date until the end of the period. Although our investment strategy did not change during the reporting period, our flexibility was limited by the unreasonably high prices of many stocks. Consequently, we held on to our core technology holdings and were selective about adding meaningful new positions, even though the fund received strong cash inflows during the period. When prices of technology stocks dropped in March and April, we were pleased that we had not chased them in the fall and winter. However, the fund was not impervious to the downdraft because the portfolio included many of the technology stocks that the momentum investors had bid up previously. We intend to hold onto such shares for the foreseeable future.

1. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

Looking forward, we are concerned about inflation and the possibility that a weak dollar brought on by equity market turbulence could exacerbate existing inflationary pressures. However, as of April 30, the U.S. and most global economies were strong. And it seems that, after severe market turbulence, we are seeing signs that the small cap market may be regaining some of the sanity it lost in the 12 months under review. That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unusually high valuations. The volatility the market experienced in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. One thing is clear, however, none of us can realistically rely on these valuations and the performance which results to continue indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this, or any mutual fund.

We expect that the fund will remain overweighted in technology shares, but we are increasingly confident about the portfolio's non-technology stocks, which at long last are beginning to be recognized as undervalued growth stocks. Most hearteningly, many investors are beginning to demonstrate a greater appreciation of fundamental analysis and reasonable valuations, which makes us confident about long-term prospects for the fund.

It is important to remember that there are special risks involved with investing in a fund seeking long-term growth from small or relatively new or unseasoned companies, as well as from foreign securities. These risks, which include relatively small revenues, limited product lines and small market share, along with currency fluctuations and the political uncertainty associated with foreign investing, are further discussed in the fund's prospectus.

We thank you for investing with us, and we looking forward to serving you in the future. Please feel free to contact us with your questions or comments.

/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total return to shareholders.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past expense reductions by the fund's manager increased the fund's total return to shareholders.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY
AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return               +85.97%
Net Asset Value (NAV)               $45.48 (4/30/00)            $24.65 (4/30/99)
Change in NAV                       +$20.83
Distributions (5/1/99-4/30/00)      Dividend Income             $0.0428
                                    Long-Term Capital Gain      $0.2601
                                    -----------------------------------
                                    Total                       $0.3029
CLASS C
One-Year Total Return               +84.58%
Net Asset Value (NAV)               $44.58 (4/30/00)            $24.32 (4/30/99)
Change in NAV                       +$20.26
Distributions (5/1/99-4/30/00)      Long-Term Capital Gain      $0.2601


ADVISOR CLASS
One-Year Total Return               +86.43%
Net Asset Value (NAV)               $45.74 (4/30/00)            $24.73 (4/30/99)
Change in NAV                       +$21.01
Distributions (5/1/99-4/30/00)      Dividend Income             $0.0597
                                    Long-Term Capital Gain      $0.2601
                                    -----------------------------------
                                    Total                       $0.3198
Franklin Small Cap Growth Fund paid distributions derived from long-term capital gains of 26.01 cents ($0.2601) per share in December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

              Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 4/30/00


                                                                       INCEPTION
CLASS A                                          1-YEAR     5-YEAR     (2/14/92)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                       +85.97%   +270.68%     +527.82%
Average Annual Total Return(2)                   +75.30%    +28.43%      +24.18%
Value of $10,000 Investment(3)                   $17,530    $34,934      $59,173

                                                                      INCEPTION
CLASS C                                         1-YEAR     3-YEAR      (10/2/95)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                      +84.58%    +151.54%     +193.78%
Average Annual Total Return(2)                  +81.71%     +35.54%      +26.23%
Value of $10,000 Investment(3)                   $18,171      $24,902    $29,082

                                                                      INCEPTION
ADVISOR CLASS(4)                                1-YEAR     5-YEAR      (2/14/92)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                      +86.43%   +278.80%     +541.58%
Average Annual Total Return(2)                  +86.43%    +30.52%      +25.41%
Value of $10,000 Investment(3)                  $18,643    $37,880      $64,158


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +140.27% and +30.13%, respectively.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


               Past performance does not guarantee future results.

FRANKLIN SMALL CAP
GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
--------------------------------------------------------------------------------

1-Year                                                                   +75.30%
5-Year                                                                   +28.43%
Since Inception (2/14/92)                                                +24.18%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Going forward, we will replace the Russell 2500 Index with the Russell 2500 Growth Index. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

CLASS A (2/14/92 - 4/30/00)

Date              Franklin       S&P 500      Russell      Russell
                  Small Cap      Index         2500         2500
                  Growth Fund                 Index        Growth
                  - Class A                                Index
02/14/1992        $9,425        $10,000       $10,000      $10,000
02/29/1992        $9,566        $10,067       $10,137      $10,051
03/31/1992        $9,293        $9,871        $9,811       $9,478
04/30/1992        $9,029        $10,161       $9,615       $8,984
05/31/1992        $8,992        $10,211       $9,703       $9,000
06/30/1992        $8,772        $10,059       $9,364       $8,511
07/31/1992        $8,923        $10,470       $9,713       $8,842
08/31/1992        $8,791        $10,255       $9,457       $8,581
09/30/1992        $8,810        $10,375       $9,616       $8,712
10/31/1992        $9,255        $10,411       $9,904       $9,083
11/30/1992        $10,014       $10,765       $10,556      $9,814
12/31/1992        $10,472       $10,897       $10,924      $10,103
01/31/1993        $10,757       $10,988       $11,186      $10,174
02/28/1993        $9,806        $11,138       $11,029      $9,663
03/31/1993        $10,272       $11,373       $11,441      $9,976
04/30/1993        $9,721        $11,098       $11,116      $9,604
05/31/1993        $10,634       $11,394       $11,562      $10,196
06/30/1993        $10,591       $11,427       $11,683      $10,220
07/31/1993        $10,591       $11,381       $11,757      $10,229
08/31/1993        $11,487       $11,813       $12,278      $10,768
09/30/1993        $11,916       $11,722       $12,510      $11,044
10/31/1993        $12,136       $11,964       $12,661      $11,262
11/30/1993        $12,193       $11,851       $12,253      $10,853
12/31/1993        $12,752       $11,994       $12,733      $11,331
01/31/1994        $13,254       $12,402       $13,136      $11,657
02/28/1994        $13,392       $12,066       $13,088      $11,677
03/31/1994        $12,732       $11,540       $12,450      $10,997
04/30/1994        $12,565       $11,687       $12,522      $10,985
05/31/1994        $12,338       $11,879       $12,393      $10,764
06/30/1994        $11,908       $11,588       $12,007      $10,286
07/31/1994        $12,353       $11,968       $12,333      $10,510
08/31/1994        $13,316       $12,459       $13,000      $11,282
09/30/1994        $13,482       $12,155       $12,867      $11,276
10/31/1994        $14,124       $12,428       $12,889      $11,470
11/30/1994        $13,803       $11,976       $12,331      $10,962
12/31/1994        $13,928       $12,153       $12,599      $11,185
01/31/1995        $13,671       $12,468       $12,574      $11,075
02/28/1995        $14,913       $12,954       $13,205      $11,678
03/31/1995        $15,674       $13,336       $13,528      $12,131
04/30/1995        $15,963       $13,728       $13,769      $12,268
05/31/1995        $16,328       $14,278       $14,061      $12,455
06/30/1995        $17,650       $14,609       $14,736      $13,211
07/31/1995        $19,135       $15,094       $15,605      $14,253
08/31/1995        $19,597       $15,132       $15,855      $14,371
09/30/1995        $19,740       $15,770       $16,151      $14,678
10/31/1995        $18,970       $15,713       $15,646      $14,160
11/30/1995        $19,586       $16,403       $16,314      $14,739
12/31/1995        $19,806       $16,720       $16,593      $14,935
01/31/1996        $19,631       $17,288       $16,711      $14,982
02/29/1996        $20,714       $17,449       $17,214      $15,641
03/31/1996        $21,215       $17,617       $17,565      $15,980
04/30/1996        $22,996       $17,875       $18,376      $17,075
05/31/1996        $24,079       $18,337       $18,874      $17,685
06/30/1996        $22,961       $18,406       $18,295      $16,799
07/31/1996        $20,900       $17,593       $16,956      $15,129
08/31/1996        $22,880       $17,964       $17,931      $16,171
09/30/1996        $24,126       $18,975       $18,707      $17,030
10/31/1996        $23,683       $19,499       $18,584      $16,500
11/30/1996        $24,789       $20,973       $19,481      $17,106
12/31/1996        $25,167       $20,558       $19,748      $17,190
01/31/1997        $25,677       $21,843       $20,293      $17,704
02/28/1997        $24,596       $22,013       $19,991      $16,928
03/31/1997        $22,871       $21,108       $19,085      $15,814
04/30/1997        $23,017       $22,369       $19,328      $15,885
05/31/1997        $26,260       $23,731       $21,108      $17,790
06/30/1997        $27,147       $24,794       $21,971      $18,386
07/31/1997        $28,786       $26,768       $23,259      $19,554
08/31/1997        $29,017       $25,269       $23,582      $20,031
09/30/1997        $31,714       $26,653       $25,124      $21,445
10/31/1997        $30,232       $25,763       $23,996      $20,107
11/30/1997        $29,491       $26,956       $24,104      $19,799
12/31/1997        $29,139       $27,420       $24,560      $19,728
01/31/1998        $28,923       $27,724       $24,184      $19,469
02/28/1998        $31,223       $29,723       $25,940      $21,140
03/31/1998        $32,393       $31,245       $27,078      $21,924
04/30/1998        $32,952       $31,560       $27,181      $22,124
05/31/1998        $30,753       $31,017       $25,920      $20,703
06/30/1998        $30,906       $32,277       $25,951      $20,854
07/31/1998        $27,919       $31,931       $24,168      $19,301
08/31/1998        $21,654       $27,314       $19,610      $14,916
09/30/1998        $23,624       $29,065       $21,002      $16,224
10/31/1998        $25,111       $31,428       $22,151      $17,319
11/30/1998        $27,068       $33,332       $23,248      $18,550
12/31/1998        $29,133       $35,252       $24,657      $20,337
01/31/1999        $30,747       $36,726       $24,615      $20,924
02/28/1999        $28,023       $35,584       $22,997      $19,227
03/31/1999        $29,662       $37,007       $23,490      $20,123
04/30/1999        $31,818       $38,439       $25,592      $21,729
05/31/1999        $31,689       $37,532       $25,989      $21,953
06/30/1999        $34,335       $39,615       $27,340      $23,505
07/31/1999        $34,154       $38,379       $26,801      $23,026
08/31/1999        $34,671       $38,187       $25,962      $22,528
09/30/1999        $35,936       $37,141       $25,576      $22,690
10/31/1999        $40,144       $39,492       $26,136      $23,795
11/30/1999        $46,133       $40,294       $27,612      $26,606
12/31/1999        $57,417       $42,667       $30,608      $31,623
01/31/2000        $56,545       $40,525       $29,904      $31,446
02/29/2000        $71,312       $39,759       $34,223      $39,512
03/31/2000        $65,288       $43,648       $33,699      $36,411
04/30/2000        $59,173       $42,334       $31,886      $32,864

               Past performance does not guarantee future results.

CLASS C (10/2/95 - 4/30/00)

Date              Franklin       S&P 500        Russell       Russell
                  Small Cap      Index            2500          2500
                  Growth Fund                    Index         Growth
                  - Class C                                    Index

10/02/1995        $9,899         $10,000        $10,000       $10,000
10/31/1995        $9,636         $9,964         $9,687        $9,647
11/30/1995        $9,938         $10,401        $10,101       $10,042
12/31/1995        $10,050        $10,602        $10,273       $10,175
01/31/1996        $9,961         $10,963        $10,346       $10,207
02/29/1996        $10,500        $11,065        $10,658       $10,656
03/31/1996        $10,749        $11,171        $10,875       $10,887
04/30/1996        $11,643        $11,335        $11,378       $11,633
05/31/1996        $12,188        $11,627        $11,686       $12,048
06/30/1996        $11,614        $11,672        $11,327       $11,444
07/31/1996        $10,565        $11,156        $10,498       $10,307
08/31/1996        $11,554        $11,391        $11,102       $11,017
09/30/1996        $12,182        $12,032        $11,582       $11,602
10/31/1996        $11,945        $12,365        $11,506       $11,241
11/30/1996        $12,490        $13,299        $12,062       $11,654
12/31/1996        $12,670        $13,036        $12,227       $11,711
01/31/1997        $12,923        $13,851        $12,564       $12,061
02/28/1997        $12,369        $13,959        $12,377       $11,533
03/31/1997        $11,494        $13,385        $11,816       $10,774
04/30/1997        $11,562        $14,184        $11,967       $10,822
05/31/1997        $13,182        $15,048        $13,069       $12,120
06/30/1997        $13,613        $15,722        $13,603       $12,526
07/31/1997        $14,432        $16,974        $14,400       $13,321
08/31/1997        $14,537        $16,023        $14,600       $13,646
09/30/1997        $15,880        $16,901        $15,555       $14,610
10/31/1997        $15,128        $16,337        $14,857       $13,698
11/30/1997        $14,752        $17,093        $14,924       $13,489
12/31/1997        $14,558        $17,387        $15,206       $13,440
01/31/1998        $14,449        $17,580        $14,973       $13,264
02/28/1998        $15,585        $18,848        $16,060       $14,402
03/31/1998        $16,163        $19,813        $16,765       $14,936
04/30/1998        $16,426        $20,013        $16,829       $15,072
05/31/1998        $15,322        $19,668        $16,048       $14,105
06/30/1998        $15,386        $20,467        $16,067       $14,208
07/31/1998        $13,890        $20,248        $14,964       $13,149
08/31/1998        $10,769        $17,320        $12,141       $10,162
09/30/1998        $11,745        $18,430        $13,003       $11,053
10/31/1998        $12,477        $19,929        $13,715       $11,799
11/30/1998        $13,434        $21,136        $14,394       $12,638
12/31/1998        $14,460        $22,354        $15,266       $13,855
01/31/1999        $15,244        $23,288        $15,240       $14,255
02/28/1999        $13,890        $22,564        $14,239       $13,099
03/31/1999        $14,700        $23,467        $14,543       $13,710
04/30/1999        $15,756        $24,375        $15,845       $14,804
05/31/1999        $15,685        $23,799        $16,091       $14,956
06/30/1999        $16,980        $25,120        $16,927       $16,013
07/31/1999        $16,883        $24,337        $16,594       $15,687
08/31/1999        $17,123        $24,215        $16,074       $15,348
09/30/1999        $17,738        $23,551        $15,835       $15,458
10/31/1999        $19,805        $25,042        $16,182       $16,211
11/30/1999        $22,746        $25,551        $17,096       $18,126
12/31/1999        $28,286        $27,056        $18,951       $21,544
01/31/2000        $27,843        $25,697        $18,515       $21,424
02/29/2000        $35,097        $25,212        $21,189       $26,919
03/31/2000        $32,109        $27,677        $20,864       $24,806
04/30/2000        $29,082        $26,844        $19,742       $22,390

ADVISOR CLASS** (2/14/92 - 4/30/00)

Date              Franklin      S&P 500       Russell      Russell
                  Small Cap      Index         2500         2500
                  Growth Fund                  Index       Growth
                  - Advisor                                Index
                  Class

02/14/1992        $10,000       $10,000       $10,000      $10,000
02/29/1992        $10,150       $10,067       $10,137      $10,051
03/31/1992        $9,860        $9,871        $9,811       $9,478
04/30/1992        $9,580        $10,161       $9,615       $8,984
05/31/1992        $9,539        $10,211       $9,703       $9,000
06/30/1992        $9,307        $10,059       $9,364       $8,511
07/31/1992        $9,468        $10,470       $9,713       $8,842
08/31/1992        $9,327        $10,255       $9,457       $8,581
09/30/1992        $9,347        $10,375       $9,616       $8,712
10/31/1992        $9,820        $10,411       $9,904       $9,083
11/30/1992        $10,625       $10,765       $10,556      $9,814
12/31/1992        $11,111       $10,897       $10,924      $10,103
01/31/1993        $11,413       $10,988       $11,186      $10,174
02/28/1993        $10,404       $11,138       $11,029      $9,663
03/31/1993        $10,898       $11,373       $11,441      $9,976
04/30/1993        $10,313       $11,098       $11,116      $9,604
05/31/1993        $11,282       $11,394       $11,562      $10,196
06/30/1993        $11,236       $11,427       $11,683      $10,220
07/31/1993        $11,236       $11,381       $11,757      $10,229
08/31/1993        $12,187       $11,813       $12,278      $10,768
09/30/1993        $12,642       $11,722       $12,510      $11,044
10/31/1993        $12,874       $11,964       $12,661      $11,262
11/30/1993        $12,935       $11,851       $12,253      $10,853
12/31/1993        $13,527       $11,994       $12,733      $11,331
01/31/1994        $14,060       $12,402       $13,136      $11,657
02/28/1994        $14,206       $12,066       $13,088      $11,677
03/31/1994        $13,506       $11,540       $12,450      $10,997
04/30/1994        $13,328       $11,687       $12,522      $10,985
05/31/1994        $13,088       $11,879       $12,393      $10,764
06/30/1994        $12,632       $11,588       $12,007      $10,286
07/31/1994        $13,105       $11,968       $12,333      $10,510
08/31/1994        $14,127       $12,459       $13,000      $11,282
09/30/1994        $14,302       $12,155       $12,867      $11,276
10/31/1994        $14,983       $12,428       $12,889      $11,470
11/30/1994        $14,643       $11,976       $12,331      $10,962
12/31/1994        $14,775       $12,153       $12,599      $11,185
01/31/1995        $14,501       $12,468       $12,574      $11,075
02/28/1995        $15,819       $12,954       $13,205      $11,678
03/31/1995        $16,626       $13,336       $13,528      $12,131
04/30/1995        $16,934       $13,728       $13,769      $12,268
05/31/1995        $17,320       $14,278       $14,061      $12,455
06/30/1995        $18,723       $14,609       $14,736      $13,211
07/31/1995        $20,299       $15,094       $15,605      $14,253
08/31/1995        $20,791       $15,132       $15,855      $14,371
09/30/1995        $20,942       $15,770       $16,151      $14,678
10/31/1995        $20,126       $15,713       $15,646      $14,160
11/30/1995        $20,780       $16,403       $16,314      $14,739
12/31/1995        $21,012       $16,720       $16,593      $14,935
01/31/1996        $20,827       $17,288       $16,711      $14,982
02/29/1996        $21,977       $17,449       $17,214      $15,641
03/31/1996        $22,509       $17,617       $17,565      $15,980
04/30/1996        $24,400       $17,875       $18,376      $17,075
05/31/1996        $25,549       $18,337       $18,874      $17,685
06/30/1996        $24,364       $18,406       $18,295      $16,799
07/31/1996        $22,176       $17,593       $16,956      $15,129
08/31/1996        $24,276       $17,964       $17,931      $16,171
09/30/1996        $25,599       $18,975       $18,707      $17,030
10/31/1996        $25,130       $19,499       $18,584      $16,500
11/30/1996        $26,304       $20,973       $19,481      $17,106
12/31/1996        $26,704       $20,558       $19,748      $17,190
01/31/1997        $27,564       $21,843       $20,293      $17,704
02/28/1997        $26,417       $22,013       $19,991      $16,928
03/31/1997        $24,565       $21,108       $19,085      $15,814
04/30/1997        $24,735       $22,369       $19,328      $15,885
05/31/1997        $28,230       $23,731       $21,108      $17,790
06/30/1997        $29,181       $24,794       $21,971      $18,386
07/31/1997        $30,955       $26,768       $23,259      $19,554
08/31/1997        $31,203       $25,269       $23,582      $20,031
09/30/1997        $34,111       $26,653       $25,124      $21,445
10/31/1997        $32,521       $25,763       $23,996      $20,107
11/30/1997        $31,738       $26,956       $24,104      $19,799
12/31/1997        $31,357       $27,420       $24,560      $19,728
01/31/1998        $31,153       $27,724       $24,184      $19,469
02/28/1998        $33,626       $29,723       $25,940      $21,140
03/31/1998        $34,884       $31,245       $27,078      $21,924
04/30/1998        $35,526       $31,560       $27,181      $22,124
05/31/1998        $33,163       $31,017       $25,920      $20,703
06/30/1998        $33,343       $32,277       $25,951      $20,854
07/31/1998        $30,132       $31,931       $24,168      $19,301
08/31/1998        $23,367       $27,314       $19,610      $14,916
09/30/1998        $25,498       $29,065       $21,002      $16,224
10/31/1998        $27,125       $31,428       $22,151      $17,319
11/30/1998        $29,230       $33,332       $23,248      $18,550
12/31/1998        $31,472       $35,252       $24,657      $20,337
01/31/1999        $33,225       $36,726       $24,615      $20,924
02/28/1999        $30,288       $35,584       $22,997      $19,227
03/31/1999        $32,096       $37,007       $23,490      $20,123
04/30/1999        $34,420       $38,439       $25,592      $21,729
05/31/1999        $34,282       $37,532       $25,989      $21,953
06/30/1999        $37,148       $39,615       $27,340      $23,505
07/31/1999        $36,966       $38,379       $26,801      $23,026
08/31/1999        $37,524       $38,187       $25,962      $22,528
09/30/1999        $38,901       $37,141       $25,576      $22,690
10/31/1999        $43,480       $39,492       $26,136      $23,795
11/30/1999        $49,993       $40,294       $27,612      $26,606
12/31/1999        $62,211       $42,667       $30,608      $31,623
01/31/2000        $61,284       $40,525       $29,904      $31,446
02/29/2000        $77,292       $39,759       $34,223      $39,512
03/31/2000        $70,784       $43,648       $33,699      $36,411
04/30/2000        $64,158       $42,334       $31,886      $32,864

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS C
--------------------------------------------------------------------------------

1-Year                                                                   +81.71%
3-Year                                                                   +35.54%
Since Inception (10/2/95)                                                +26.23%

AVERAGE ANNUAL TOTAL RETURN
4/30/00

ADVISOR CLASS**
--------------------------------------------------------------------------------

1-Year                                                                   +86.43%
5-Year                                                                   +30.52%
Since Inception (2/14/92)                                                +25.41%

*Source: Standard and Poor's Micropal.

**On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.




              Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights



FRANKLIN AGGRESSIVE GROWTH FUND
                                                                                                            CLASS A
                                                                                                      -----------------
                                                                                                      APRIL 30, 2000(d)
                                                                                                      -----------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................................................             $10.00
                                                                                                      -----------------
Income from investment operations:
 Net investment loss(a)........................................................................              (.15)
 Net realized and unrealized gains ............................................................              15.86
                                                                                                      -----------------
Total from investment operations ..............................................................              15.71
                                                                                                      -----------------
 Less distributions from:
 Net investment income ........................................................................              (.02)
 Net realized gains ...........................................................................              (.47)
                                                                                                      -----------------
Total distributions ...........................................................................              (.49)
                                                                                                      -----------------
Net asset value, end of period ................................................................             $25.22
                                                                                                      =================
Total return(b) ...............................................................................             158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................................................           $171,976
Ratios to average net assets:
 Expenses .....................................................................................               1.24%(c)
 Expenses excluding waiver and payments by affiliate ..........................................               1.28%(c)
 Net investment loss ..........................................................................              (.68)%(c)
Portfolio turnover rate .......................................................................             148.67%

(a)Based on average shares outstanding.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

(d)For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                   CLASS B
                                                               -----------------
                                                               APRIL 30, 2000(d)
                                                               -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................     $    10.00
                                                               -----------------
Income from investment operations:
 Net investment loss(a) ....................................           (.30)
 Net realized and unrealized gains .........................          15.95
                                                               -----------------
Total from investment operations ...........................          15.65
                                                               -----------------
Less distributions from net realized gains .................           (.47)(e)
                                                               -----------------
Net asset value, end of period .............................     $    25.18
                                                               =================
Total return(b) ............................................         157.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................     $   33,613
Ratios to average net assets:
 Expenses ..................................................           1.86%(c)
 Expenses excluding waiver and payments by affiliate .......           1.90%(c)
 Net investment loss .......................................          (1.31)%(c)
Portfolio turnover rate ....................................         148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 23, 1999 (effective date) to April 30, 2000.
(e) Includes distribution of net investment income in the amount of $.003.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                   CLASS C
                                                               -----------------
                                                               APRIL 30, 2000(d)
                                                               -----------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................     $    10.00
                                                               -----------------
Income from investment operations:
 Net investment loss(a) ....................................           (.30)
 Net realized and unrealized gains .........................          15.89
                                                               -----------------
Total from investment operations ...........................          15.59
                                                               -----------------
Less distributions from net realized gains .................           (.47)
                                                               -----------------
Net asset value, end of period .............................     $    25.12
                                                               =================
Total return(b) ............................................         156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................     $   80,473
Ratios to average net assets:
 Expenses ..................................................           1.88%(c)
 Expenses excluding waiver and payments by affiliate .......           1.92%(c)
 Net investment loss .......................................          (1.34)%(c)
Portfolio turnover rate ....................................         148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                 ADVISOR CLASS
                                                               -----------------
                                                               APRIL 30, 2000(d)
                                                               -----------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................     $    10.00
                                                               -----------------
Income from investment operations:
 Net investment loss(a) ....................................           (.05)
 Net realized and unrealized gains .........................          15.86
                                                               -----------------
Total from investment operations ...........................          15.81
                                                               -----------------
Less distributions from:
 Net investment income .....................................           (.03)
 Net realized gains ........................................           (.47)
                                                               -----------------
Total distributions ........................................           (.50)
                                                               -----------------
Net asset value, end of period .............................     $    25.31
                                                               =================

Total return(b) ............................................         159.18%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................     $   46,726
Ratios to average net assets:
 Expenses ..................................................            .90%(c)
 Expenses excluding waiver and payments by affiliate .......            .94%(c)
 Net investment loss .......................................           (.25)%(c)
Portfolio turnover rate ....................................         148.67%



(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 23, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000



  FRANKLIN AGGRESSIVE GROWTH FUND                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 95.3%
(a) COMMERCIAL SERVICES 3.2%
    Concord EFS Inc. ...........................................................                   240,000              $  5,370,000
    Corillian Corp. ............................................................                    64,800                   810,000
    Saba Software Inc. .........................................................                    49,800                 1,416,188
    ST Assembly Test Services Ltd., ADR (Singapore) ............................                    70,000                 2,918,125
                                                                                                                         -----------
                                                                                                                          10,514,313
                                                                                                                         -----------
    ELECTRONIC TECHNOLOGY 41.8%
(a) Apple Computer Inc. ........................................................                    32,000                 3,970,000
(a) Applied Micro Circuits Corp. ...............................................                    72,000                 9,279,000
(a) Broadcom Corp., A ..........................................................                    25,000                 4,309,375
(a) Cisco Systems Inc. .........................................................                   160,000                11,092,500
(a) Comverse Technology Inc. ...................................................                    60,000                 5,351,250
(a) Copper Mountain Networks Inc. ..............................................                    60,000                 5,002,500
(a) Dell Computer Corp. ........................................................                   150,000                 7,518,750
(a),(e) eMachines Inc. .........................................................                    31,328                   241,421
(a) EMC Corp. ..................................................................                    30,000                 4,168,125
(a) Flextronics International Ltd. (Singapore) .................................                    80,000                 5,620,000
(a) Integrated Silicon Solution Inc. ...........................................                   101,900                 3,114,319
    Intel Corp. ................................................................                    30,000                 3,804,375
(a) Intersil Holding Corp. .....................................................                   110,000                 3,850,000
(a) JDS Uniphase Corp. .........................................................                    40,000                 4,147,500
(a) Juniper Networks Inc. ......................................................                    30,000                 6,380,625
(a) Lam Research Corp. .........................................................                   100,000                 4,587,500
(a) MCK Communications Inc. ....................................................                   100,000                 3,125,000
(a) Network Appliance Inc. .....................................................                    75,000                 5,545,313
    Nortel Networks Corp. (Canada) .............................................                    35,000                 3,963,750
(a) PMC-Sierra Inc. (Canada) ...................................................                    32,000                 6,140,000
(a) Polycom Inc. ...............................................................                    50,000                 3,956,250
(a) Redback Networks Inc. ......................................................                    55,000                 4,365,625
(a) RF Micro Devices Inc. ......................................................                    55,000                 5,723,438
(a) SDL Inc. ...................................................................                    25,000                 4,875,000
(a) Sun Microsystems Inc. ......................................................                    35,000                 3,217,813
(a) Teradyne Inc. ..............................................................                    60,000                 6,600,000
(a) Waters Corp. ...............................................................                    35,000                 3,316,250
(a) Xilinx Inc. ................................................................                    80,000                 5,860,000
                                                                                                                         -----------
                                                                                                                         139,125,679
                                                                                                                         -----------
(a) HEALTH SERVICES .2%
    Xcare.net Inc. .............................................................                   130,000                   763,750
                                                                                                                         -----------
(a) HEALTH TECHNOLOGY 7.0%
    Abgenix Inc. ...............................................................                    50,000                 4,478,125
    COR Therapeutics Inc. ......................................................                    60,000                 4,571,250
    Cubist Pharmaceuticals Inc. ................................................                    65,000                 2,088,125
    Inhale Therapeutic Systems Inc. ............................................                    55,000                 3,403,125
    MedImmune Inc. .............................................................                    20,000                 3,198,750

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

  FRANKLIN AGGRESSIVE GROWTH FUND                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) HEALTH TECHNOLOGY (CONT.)
    Minimed Inc. ...............................................................                    25,000              $  3,073,438
    United Therapeutics Corp. ..................................................                    45,000                 2,542,500
                                                                                                                        ------------
                                                                                                                          23,355,313
                                                                                                                        ------------
    RETAIL TRADE 1.7%
    GAP Inc. ...................................................................                   150,000                 5,512,500
                                                                                                                        ------------
(a) TECHNOLOGY SERVICES 32.5%
    Affiliated Computer Services Inc., A .......................................                   190,000                 6,293,750
    BEA Systems Inc. ...........................................................                   120,000                 5,790,000
    Brio Technology Inc. .......................................................                   180,000                 4,455,000
    Citrix Systems Inc. ........................................................                    55,000                 3,358,438
    Exodus Communications Inc. .................................................                    45,000                 3,979,688
    HNC Software Inc. ..........................................................                    85,000                 4,207,500
    i2 Technologies Inc. .......................................................                    40,000                 5,170,000
    Inforte Corp. ..............................................................                    70,000                 2,747,500
    Kana Communications Inc. ...................................................                    60,000                 2,553,750
    Microsoft Corp. ............................................................                    60,000                 4,185,000
    Netsolve Inc. ..............................................................                   120,000                 3,540,000
    Oracle Corp. ...............................................................                    70,000                 5,595,625
    Peregrine Systems Inc. .....................................................                   100,000                 2,406,250
    Predictive Systems Inc. ....................................................                   124,500                 5,867,063
    Rare Medium Group Inc. .....................................................                   135,000                 2,775,938
    Razorfish Inc. .............................................................                   210,000                 3,976,875
    Sapient Corp. ..............................................................                    65,000                 5,147,188
    Scient Corp. ...............................................................                   120,000                 6,480,000
    Siebel Systems Inc. ........................................................                    45,000                 5,529,375
    TenFold Corp. ..............................................................                   115,000                 2,939,688
    VERITAS Software Corp. .....................................................                    60,000                 6,435,938
    Viant Corp. ................................................................                   240,000                 5,520,000
    Vignette Corp. .............................................................                    95,000                 4,577,813
    Yahoo! Inc. ................................................................                    35,000                 4,558,750
                                                                                                                        ------------
                                                                                                                         108,091,129
                                                                                                                        ------------
(a) TELECOMMUNICATIONS 7.4%
    Allegiance Telecom Inc. ....................................................                    60,000                 4,245,000
    MCI WorldCom Inc. ..........................................................                   100,750                 4,577,821
    Nextel Partners Inc., A ....................................................                   110,000                 2,413,125
    NEXTLINK Communications Inc., A ............................................                    45,000                 3,794,063
    Qwest Communications International Inc. ....................................                   130,000                 5,638,750
    VoiceStream Wireless Corp. .................................................                    40,000                 3,960,000
                                                                                                                        ------------
                                                                                                                          24,628,759
                                                                                                                        ------------
    TRANSPORTATION 1.5%
    Expeditors International of Washington Inc. ................................                   120,000                 5,130,000
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $295,512,148) ............................                                         317,121,443
                                                                                                                        ------------

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

  FRANKLIN AGGRESSIVE GROWTH FUND                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
(d) SHORT TERM INVESTMENTS 5.3%
    Franklin Institutional Fiduciary Trust
      Money Market Portfolio (Cost $17,565,244) ...........................                  17,565,244                $  17,565,244
                                                                                                                       -------------
TOTAL INVESTMENTS (COST $313,077,392) 100.6% ..............................                                              334,686,687
OTHER ASSETS, LESS LIABILITIES (.6%) ......................................                                              (1,898,805)
                                                                                                                       -------------
NET ASSETS 100.0% .........................................................                                            $ 332,787,882
                                                                                                                       =============

(a) Non-income producing.

(d) See Note 3 regarding investment in the "Sweep Money Fund".

(e) See Note 6 regarding restricted securities.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA GROWTH FUND

                                                                                 CLASS A
                                                       ----------------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                       ----------------------------------------------------------
                                                            2000        1999       1998       1997       1996
                                                       ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    25.82     $  24.97   $  19.35   $  18.26   $ 14.03
                                                         ---------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................          .05          .10        .14        .13       .20
 Net realized and unrealized gains ...................        24.36         1.42       6.48       1.51      6.03
                                                         ---------------------------------------------------------
Total from investment operations .....................        24.41         1.52       6.62       1.64      6.23
                                                         ---------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.08)        (.14)      (.14)      (.12)     (.23)
 Net realized gains ..................................           --         (.53)      (.86)      (.43)    (1.77)
                                                         ---------------------------------------------------------
Total distributions ..................................         (.08)        (.67)     (1.00)      (.55)    (2.00)
                                                         ---------------------------------------------------------
Net asset value, end of year .........................   $    50.15     $  25.82   $  24.97   $  19.35   $ 18.26
                                                         =========================================================

Total return(b) ......................................        94.90%        6.39%     34.98%      8.94%    47.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $2,025,864     $780,598   $721,254   $282,898   $81,175
Ratios to average net assets:
 Expenses ............................................          .88%        1.00%       .99%      1.08%      .71%
 Expenses excluding waiver and payments by affiliate..          .88%        1.00%       .99%      1.08%     1.09%
 Net investment income ...............................          .11%         .41%       .67%       .84%     1.42%
Portfolio turnover rate ..............................        61.04%       52.76%     48.52%     44.81%    61.82%

(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                              CLASS B
                                                     -----------------------
                                                       YEAR ENDED APRIL 30,
                                                      ----------------------
                                                        2000       1999(d)
                                                      ----------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............    $ 25.75      $24.31
                                                     --------------------
Income from investment operations:
 Net investment loss(a) .........................       (.28)       (.01)
 Net realized and unrealized gains ..............      24.24        1.45
                                                     --------------------
Total from investment operations ................      23.96        1.44
                                                     --------------------
Less distributions from net investment income ...       (.07)         --
                                                     --------------------
Net asset value, end of year ....................    $ 49.64      $25.75
                                                     ====================
Total return(b) .................................      93.35%       5.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $63,960      $2,657
Ratios to average net assets:
 Expenses .......................................       1.63%       1.75%(c)
 Net investment loss ............................       (.61)%      (.33)%(c)
Portfolio turnover rate .........................      61.04%      52.76%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                              --------------------------------------------------
                                                               2000          1999          1998         1997(d)
                                                              --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................     $25.63        $24.81        $19.27        $18.05
                                                              --------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ........................       (.25)         (.07)           --           .05

 Net realized and unrealized gains ......................      24.19          1.42          6.43          1.65
                                                              --------------------------------------------------
Total from investment operations ........................      23.94          1.35          6.43          1.70
                                                              --------------------------------------------------

Less distributions from:

 Net investment income ..................................       (.02)           --          (.03)         (.05)

 Net realized gains .....................................         --          (.53)         (.86)         (.43)
                                                              --------------------------------------------------
Total distributions .....................................       (.02)         (.53)         (.89)         (.48)
                                                              --------------------------------------------------
Net asset value, end of year ............................     $49.55        $25.63        $24.81        $19.27
                                                              ==================================================

Total return(b) .........................................      93.46%         5.67%        34.02%         9.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................    $428,192     $159,310      $122,701       $24,556

Ratios to average net assets:

 Expenses ...............................................        1.63%        1.75%         1.74%         1.86%(c)
 Net investment income (loss) ...........................        (.64)%       (.33)%        (.10)%         .05%(c)
Portfolio turnover rate .................................       61.04%       52.76%        48.52%          44.81%

(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period September 3, 1996 (effective date) to April 30,
    1997.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000

  FRANKLIN CALIFORNIA GROWTH FUND                                                                 SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 87.8%
(a) COMMERCIAL SERVICES 2.5%
(f) RemedyTemp Inc., A .......................................................                    400,000               $  7,925,000
    Robert Half International Inc. ...........................................                    850,000                 51,956,250
    Wink Communications Inc. .................................................                    100,000                  1,975,000
                                                                                                                         -----------
                                                                                                                          61,856,250
                                                                                                                         -----------
    CONSUMER DURABLES .5%
(a) Electronic Arts Inc. .....................................................                    175,000                 10,587,500
    Mattel Inc. ..............................................................                    100,000                  1,225,000
                                                                                                                         -----------
                                                                                                                          11,812,500
                                                                                                                         -----------
    CONSUMER NON-DURABLES .7%
    Clorox Co. ...............................................................                    500,000                 18,375,000
                                                                                                                         -----------
    CONSUMER SERVICES 4.1%
(a) eBay Inc. ................................................................                    125,000                 19,898,438
(a) Fox Entertainment Group Inc., A ..........................................                    850,000                 21,887,500
(a) Jack in the Box Inc. .....................................................                    400,000                  9,800,000
    McClatchy Co., A .........................................................                    175,000                  5,545,313
(a) Quokka Sports Inc. .......................................................                    109,500                    629,625
    United Television Inc. ...................................................                     50,000                  6,743,750
(a) Univision Communications Inc., A .........................................                    300,000                 32,775,000
    Walt Disney Co. ..........................................................                    150,000                  6,496,875
                                                                                                                         -----------
                                                                                                                         103,776,501
                                                                                                                         -----------
    ELECTRONIC TECHNOLOGY 37.0%
(a) Agilent Technologies Inc. ................................................                    125,000                 11,078,125
(a) Alteon Websystems Inc. ...................................................                    100,000                  6,800,000
(a) Altera Corp. .............................................................                    300,000                 30,675,000
(a) Apple Computer Inc. ......................................................                    125,000                 15,507,813
(a) Applied Materials Inc. ...................................................                    300,000                 30,543,750
(a) Applied Micro Circuits Corp. .............................................                    575,000                 74,103,125
(a) Aspeon Inc. ..............................................................                    250,000                  2,359,375
(a) Atmel Corp. ..............................................................                    500,000                 24,468,750
(a) Broadcom Corp., A ........................................................                    100,000                 17,237,500
(a) Cisco Systems Inc. .......................................................                  1,200,000                 83,193,750
(a) Coherent Inc. ............................................................                    150,000                  8,671,875
(a) Copper Mountain Networks Inc. ............................................                    150,000                 12,506,250
(a) Cypress Semiconductor Corp. ..............................................                    350,000                 18,178,125
(a) Ditech Communications Corp. ..............................................                    175,000                 15,006,250
(a),(e) eMachines Inc. .......................................................                    783,208                  6,035,597
(a) eMachines Inc. ...........................................................                    163,800                  1,402,538
(a) Flextronics International Ltd. (Singapore) ...............................                    350,000                 24,587,500
(a) Gemstar International Group Ltd. .........................................                    150,000                  6,937,500
    Hewlett-Packard Co. ......................................................                    100,000                 13,500,000
    Intel Corp. ..............................................................                    150,000                 19,021,875
(a) JDS Uniphase Corp. .......................................................                  1,100,000                114,056,250
(a) Juniper Networks Inc. ....................................................                    100,000                 21,268,750
(a) KLA-Tencor Corp. .........................................................                    275,000                 20,590,625

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (cont.)

  FRANKLIN CALIFORNIA GROWTH FUND                                                                 SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (cont.)
    ELECTRONIC TECHNOLOGY (cont.)
(a) Lam Research Corp. ...................................................                      350,000                 $ 16,056,250
    Linear Technology Corp. ..............................................                      550,000                   31,418,750
(a) LSI Logic Corp. ......................................................                      150,000                    9,375,000
(a) Macrovision Corp. ....................................................                      250,000                   12,218,750
(a) Maxim Integrated Products Inc. .......................................                      450,000                   29,165,625
(a) Network Appliance Inc. ...............................................                      225,000                   16,635,938
(a) Novellus Systems Inc. ................................................                      225,000                   15,004,688
(a) Numerical Technologies Inc. ..........................................                       17,500                      730,625
(a) Pinnacle Systems Inc. ................................................                      200,000                    4,800,000
(a) Proxim Inc. ..........................................................                       75,000                    5,770,313
(a) QLogic Corp. .........................................................                       75,000                    7,523,438
(a) QUALCOMM Inc. ........................................................                      125,000                   13,554,688
(a) Sanmina Corp. ........................................................                      250,000                   15,015,625
(a) SDL Inc. .............................................................                      175,000                   34,125,000
(a) Solectron Corp. ......................................................                      300,000                   14,043,750
(a) Sun Microsystems Inc. ................................................                      500,000                   45,968,750
(a) Synopsys Inc. ........................................................                      300,000                   12,600,000
(a) UTStarcom Inc. .......................................................                       24,400                    1,159,000
(a) Varian Inc. ..........................................................                      475,000                   17,278,125
(a) Vitesse Semiconductor Corp. ..........................................                      225,000                   15,314,063
(a) Xilinx Inc. ..........................................................                      500,000                   36,625,000
                                                                                                                        ------------
                                                                                                                         932,113,701
                                                                                                                        ------------
    ENERGY MINERALS 1.0%
    Chevron Corp. ..........................................................                    300,000                   25,537,500
                                                                                                                        ------------
    FINANCE 4.3%
    Charles Schwab Corp. ...................................................                    500,000                   22,250,000
    Countrywide Credit Industries Inc. .....................................                    200,000                    5,525,000
(a) Golden State Bancorp Inc. ............................................                      500,000                    7,687,500
    Istar Financial Inc. ...................................................                    230,000                    4,039,375
    The PMI Group Inc. .....................................................                    225,000                   10,898,438
(a) Silicon Valley Bancshares ............................................                      475,000                   29,331,250
    Wells Fargo & Co. ......................................................                    700,000                   28,743,750
                                                                                                                        ------------
                                                                                                                         108,475,313
                                                                                                                        ------------
(a) HEALTH SERVICES .5%
    Tenet Healthcare Corp. .................................................                    525,000                   13,387,500
                                                                                                                        ------------
    HEALTH TECHNOLOGY 7.3%
(a) Abgenix Inc. .........................................................                      200,000                   17,912,500
(a) Aclara Biosciences Inc. ..............................................                       79,500                    3,030,938
(a) Affymetrix Inc. ......................................................                      100,000                   13,506,250
    Allergan Inc. ..........................................................                    150,000                    8,831,250
(a) Amgen Inc. ...........................................................                      325,000                   18,200,000
(a) Cerus Corp. ..........................................................                       75,000                    2,775,000
(a) Chiron Corp. .........................................................                      300,000                   13,575,000
(a) Collateral Therapeutics Inc. .........................................                      200,000                    4,900,000
(a) Exelixis Inc. ........................................................                      125,200                    2,386,625


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

  FRANKLIN CALIFORNIA GROWTH FUND                                                                 SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
(a) Genentech Inc. .........................................................                     300,000                $ 35,100,000
(a) Gilead Sciences Inc. ...................................................                      50,000                   2,709,375
(a) INAMED Corp. ...........................................................                      78,200                   3,235,525
(a) Inhale Therapeutic Systems Inc. ........................................                     412,455                  25,520,653
(a) Minimed Inc. ...........................................................                      25,000                   3,073,438
(a) Molecular Devices Corp. ................................................                     275,000                  11,820,703
(a) Nanogen Inc. ...........................................................                     125,000                   3,054,688
(a) ORATEC Interventions Inc. ..............................................                      57,100                   1,944,969
    PE Corp.-PE Biosystems Group ...........................................                     100,000                   6,000,000
(a) Thoratec Laboratories Corp. ............................................                     500,000                   5,312,500
(a) Vical Inc. .............................................................                     100,000                   1,800,000
                                                                                                                        ------------
                                                                                                                         184,689,414
                                                                                                                        ------------
    INDUSTRIAL SERVICES 1.3%
(a) Calpine Corp. ..........................................................                     150,000                  13,725,000
(a) Catalytica Inc. ........................................................                     375,000                   4,171,875
    Granite Construction Inc. ..............................................                     250,000                   5,937,500
(a) Tetra Tech Inc. ........................................................                     375,000                   8,835,938
                                                                                                                        ------------
                                                                                                                          32,670,313
                                                                                                                        ------------
(a) PROCESS INDUSTRIES
    ECO Soil Systems Inc. ..................................................                     250,000                     500,000
                                                                                                                        ------------
    PRODUCER MANUFACTURING .7%
    Avery Dennison Corp. ...................................................                     200,000                  13,125,000
(a) Simpson Manufacturing Co. Inc. .........................................                      75,000                   3,393,750
                                                                                                                        ------------
                                                                                                                          16,518,750
                                                                                                                        ------------
    REAL ESTATE 4.0%
    Alexandria Real Estate Equities Inc. ...................................                     225,000                   7,200,000
    AMB Property Corp. .....................................................                     450,000                   9,928,125
    Arden Realty Inc. ......................................................                     550,000                  12,237,500
(a) Catellus Development Corp. .............................................                     525,000                   6,825,000
    Essex Property Trust Inc. ..............................................                     475,000                  18,346,875
    Health Care Property Investors Inc. ....................................                     600,000                  16,725,000
    Spieker Properties Inc. ................................................                     650,000                  28,803,125
                                                                                                                        ------------
                                                                                                                         100,065,625
                                                                                                                        ------------
    RETAIL TRADE 3.4%
(a) Cost Plus Inc. .........................................................                     187,500                   5,730,469
(a) Costco Wholesale Corp. .................................................                     250,000                  13,515,625
    GAP Inc. ...............................................................                     900,000                  33,075,000
(a) Safeway Inc. ...........................................................                     750,000                  33,093,750
                                                                                                                        ------------
                                                                                                                          85,414,844
                                                                                                                        ------------
(a) TECHNOLOGY SERVICES 18.7%
    Actuate Corp. ..........................................................                     150,000                   4,490,625
    Agile Software Corp. ...................................................                     175,000                   6,485,938
    Ariba Inc. .............................................................                      75,000                   5,564,063

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

  FRANKLIN CALIFORNIA GROWTH FUND                                                                 SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) TECHNOLOGY SERVICES (CONT.)
    Brio Technology Inc. .....................................................                    300,000              $   7,425,000
    BroadVision Inc. .........................................................                    650,000                 28,559,375
    Commerce One Inc. ........................................................                    100,000                  6,106,250
    Computer Sciences Corp. ..................................................                    250,000                 20,390,625
    CyberSource Corp. ........................................................                    200,000                  3,025,000
    eGain Communications Corp. ...............................................                    125,000                  2,078,125
    Embarcadero Technologies Inc. ............................................                     38,200                    573,000
    Exodus Communications Inc. ...............................................                    225,000                 19,898,438
    HNC Software Inc. ........................................................                    275,000                 13,612,500
    Infonet Services Corp., B ................................................                    350,000                  5,906,250
    Intuit Inc. ..............................................................                    375,000                 13,476,563
    Kana Communications Inc. .................................................                     75,000                  3,192,188
    Legato Systems Inc. ......................................................                    150,000                  1,940,625
    Liberate Technologies Inc. ...............................................                    300,000                 11,737,500
    Mercury Interactive Corp. ................................................                    125,000                 11,250,000
    Micromuse Inc. ...........................................................                    280,000                 27,475,000
    OnDisplay Inc. ...........................................................                      5,600                    316,400
    Oracle Corp. .............................................................                    800,000                 63,950,000
    Peregrine Systems Inc. ...................................................                    300,000                  7,218,750
    Selectica Inc. ...........................................................                      4,800                    182,400
    Siebel Systems Inc. ......................................................                    450,000                 55,293,750
    SonicWALL Inc. ...........................................................                     84,400                  5,106,200
    TIBCO Software Inc. ......................................................                     75,000                  6,679,677
    Tumbleweed Communications Corp. ..........................................                     50,000                  1,525,000
    VeriSign Inc. ............................................................                    125,000                 17,421,875
    VERITAS Software Corp. ...................................................                    750,000                 80,449,219
    Versata Inc. .............................................................                     25,000                    759,375
    Vitria Technology Inc. ...................................................                    150,000                  5,540,625
    Websense Inc. ............................................................                      6,600                    214,500
    Yahoo! Inc. ..............................................................                    250,000                 32,562,500
                                                                                                                       -------------
                                                                                                                         470,407,336
                                                                                                                       -------------
    TELECOMMUNICATIONS .9%
(a) Covad Communications Group Inc. ..........................................                    225,000                  6,243,750
(a) Efficient Networks Inc. ..................................................                    143,700                  9,448,275
    Vodafone AirTouch PLC, ADR (United Kingdom) ..............................                    175,000                  8,225,000
                                                                                                                       -------------
                                                                                                                          23,917,025
                                                                                                                       -------------
    TRANSPORTATION .5%
    Expeditors International of Washington Inc. ..............................                    300,000                 12,825,000
                                                                                                                       -------------
    UTILITIES .4%
    American States Water Co. ................................................                    165,000                  4,970,625
    California Water Service Group ...........................................                    180,000                  4,196,250
                                                                                                                       -------------
                                                                                                                           9,166,825
                                                                                                                       -------------
    TOTAL COMMON STOCKS (COST $1,277,552,541) ................................                                         2,211,509,447
                                                                                                                       -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

  FRANKLIN CALIFORNIA GROWTH FUND                                                                 SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a),(e) CONVERTIBLE PREFERRED STOCKS .2%
    Electronic Technology .2%
    Anda Networks Inc., cvt. pfd. D ..................................................                145,772             $2,000,006
    Kestrel Solutions Inc., cvt. pfd. D ..............................................                124,712              1,624,997
                                                                                                                          ----------
                                                                                                                           3,625,003
                                                                                                                          ----------
    PROCESS INDUSTRIES
(e) Encommerce, cvt. pfd .............................................................                105,708                999,998
                                                                                                                          ----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,624,996) .............................                                     4,625,001
                                                                                                                          ----------

                                                                                             PRINCIPAL
                                                                                               AMOUNT
                                                                                           --------------
  CONVERTIBLE BONDS 1.2%
  ELECTRONIC TECHNOLOGY .4%
  Redback Networks Inc., cvt., 144A, 5.00%, 4/01/07 ............................           $   14,500,000                 10,276,875
                                                                                                                       -------------
  TECHNOLOGY SERVICES .8%
  BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 ................................               13,000,000                 20,020,000
                                                                                                                       -------------
  TOTAL CONVERTIBLE BONDS (COST $27,485,285) ...................................                                          30,296,875
                                                                                                                       -------------
  TOTAL LONG TERM INVESTMENTS (COST $1,309,662,822) ............................                                       2,246,431,323
                                                                                                                       -------------

                                                                                                        SHARES
                                                                                                      -----------
  SHORT TERM INVESTMENTS 10.5%
(d) Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $263,858,274) ........        263,858,274        263,858,274
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $1,573,521,096) 99.7% ..............................................                         2,510,289,597

  OTHER ASSETS, LESS LIABILITIES .3% .........................................................                             7,726,658
                                                                                                                      --------------
  NET ASSETS 100.0% ..........................................................................                        $2,518,016,255
                                                                                                                      ==============

(a) Non-income producing.

(d) See Note 3 regarding investment in the "Sweep Money Fund."

(e) See Note 6 regarding restricted securities.

(f) See Note 7 regarding holdings of 5% voting securities.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP GROWTH FUND

                                                                   CLASS A
                                                               -----------------
                                                               APRIL 30, 2000(d)
                                                               -----------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................     $    10.00
                                                                 ----------
Income from investment operations:
 Net investment loss(a) ....................................           (.06)
 Net realized and unrealized gains .........................           4.91
                                                                 ----------
Total from investment operations ...........................           4.85
                                                                 ----------
Less distributions from net investment income ..............             --(e)
                                                                 ----------
Net asset value, end of period .............................     $    14.85
                                                                 ==========
Total return(b) ............................................          48.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................     $   39,402
Ratios to average net assets:
 Expenses ..................................................           1.23%(c)
 Expenses excluding waiver and payments by affiliate .......           1.39%(c)
 Net investment loss .......................................          (.46)%(c)
Portfolio turnover rate ....................................          93.95%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 7, 1999 (effective date) to April 30, 2000.
(e) Includes distributions of net investment income in the amount of $.008.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                      CLASS B
                                                                  ---------------
                                                                  APRIL 30, 2000(d)
                                                                  ---------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........................      $   10.00
                                                                     ---------
Income from investment operations:
 Net investment loss(a) .......................................           (.13)
 Net realized and unrealized gains ............................           4.90
                                                                     ---------
Total from investment operations ..............................           4.77
                                                                     ---------
Net asset value, end of period ................................      $   14.77
                                                                     =========
Total return(b) ...............................................          47.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................      $   4,502
Ratios to average net assets:
 Expenses .....................................................           1.84%(c)
 Expenses excluding waiver and payments by affiliate ..........           2.00%(c)
 Net investment loss ..........................................          (1.06)%(c)
Portfolio turnover rate .......................................          93.95%

(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                     CLASS C
                                                                 ---------------
                                                                 APRIL 30, 2000(d)
                                                                 ---------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................      $   10.00
                                                                    ---------

Income from investment operations:
 Net investment loss(a) ......................................           (.14)
 Net realized and unrealized gains ...........................           4.91
                                                                    ---------
Total from investment operations .............................           4.77
                                                                    ---------
Net asset value, end of period ...............................      $   14.77
                                                                    =========

Total return(b) ..............................................          47.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................      $  35,345

Ratios to average net assets:
 Expenses ....................................................           1.90%(c)
 Expenses excluding waiver and payments by affiliate .........           2.06%(c)
 Net investment loss .........................................          (1.13)%(c)
Portfolio turnover rate ......................................          93.95%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                   ADVISOR CLASS
                                                                 -----------------
                                                                 APRIL 30, 2000(d)
                                                                 -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................      $    10.00
                                                                    ----------
Income from investment operations:
 Net investment loss(a) ......................................            (.01)
 Net realized and unrealized gains ...........................            4.91
                                                                    ----------
Total from investment operations .............................            4.90
                                                                    ----------
Less distributions from net investment income ................            (.02)
                                                                    ----------
Net asset value, end of period ...............................      $    14.88
                                                                    ==========

Total return(b) ..............................................           49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $   19,902

Ratios to average net assets:
 Expenses ....................................................             .90%(c)
 Expenses excluding waiver and payments by affiliate .........            1.06%(c)
 Net investment loss .........................................            (.06)%(c)
Portfolio turnover rate ......................................           93.95%

(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 7, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000

 FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.2%
    CONSUMER NON-DURABLES .3%
    Estee Lauder Cos. Inc., A ................................................                      6,400                $   282,400
                                                                                                                         -----------
    CONSUMER SERVICES 2.7%
(a) Clear Channel Communications Inc. ........................................                     10,500                    756,000
(a) Comcast Corp., A .........................................................                     16,700                    669,044
(a) eBay Inc. ................................................................                      2,400                    382,050
    Time Warner Inc. .........................................................                      7,500                    674,531
(a) Viacom Inc., B ...........................................................                      4,100                    222,938
                                                                                                                         -----------
                                                                                                                           2,704,563
                                                                                                                         -----------

    ELECTRONIC TECHNOLOGY 36.1%
(a) Apple Computer Inc. ......................................................                      4,100                    508,656
(a) Applied Materials Inc. ...................................................                     12,600                  1,282,838
(a) Applied Micro Circuits Corp. .............................................                      6,000                    773,250
(a) CIENA Corp. ..............................................................                     18,300                  2,262,338
(a) Cisco Systems Inc. .......................................................                     49,700                  3,445,608
(a) Comverse Technology Inc. .................................................                     20,000                  1,783,750
    Corning Inc. .............................................................                      7,700                  1,520,750
(a) EMC Corp. ................................................................                     15,500                  2,153,531
(a) Infineon Technologies AG, ADR (Germany) ..................................                     11,700                    794,138
    Intel Corp. ..............................................................                     13,100                  1,661,244
    International Business Machines Corp. ....................................                     12,700                  1,417,638
(a) JDS Uniphase Corp. .......................................................                     18,600                  1,928,588
(a) Juniper Networks Inc. ....................................................                      9,400                  1,999,263
    Motorola Inc. ............................................................                      4,272                    508,635
(a) Network Appliance Inc. ...................................................                      7,400                    547,138
    Nokia Corp., ADR (Finland) ...............................................                     38,400                  2,184,000
    Nortel Networks Corp. (Canada) ...........................................                     19,500                  2,208,375
(a) PMC-Sierra Inc. (Canada) .................................................                      8,200                  1,573,375
(a) QUALCOMM Inc. ............................................................                      1,400                    151,813
(a) SDL Inc. .................................................................                     14,300                  2,788,500
(a) Sun Microsystems Inc. ....................................................                     22,800                  2,096,175
    Texas Instruments Inc. ...................................................                      5,400                    879,525
(a) Xilinx Inc. ..............................................................                     17,400                  1,274,550
                                                                                                                         -----------
                                                                                                                          35,743,678
                                                                                                                         -----------
    FINANCE 3.3%
    Capital One Financial Corp. ..............................................                      6,400                    280,000
    Charles Schwab Corp. .....................................................                     20,000                    890,000
    Citigroup Inc. ...........................................................                     35,400                  2,104,088
                                                                                                                         -----------
                                                                                                                           3,274,088
                                                                                                                         -----------
    HEALTH TECHNOLOGY 10.8%
(a) Amgen Inc. ...............................................................                     19,100                  1,069,600
    Baxter International Inc. ................................................                     25,700                  1,673,713
    Bristol-Myers Squibb Co. .................................................                     30,800                  1,615,075
(a) Genentech Inc. ...........................................................                      6,900                    807,300
(a) MedImmune Inc. ...........................................................                      5,000                    799,688

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

 FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
    Medtronic Inc. ...........................................................                     13,000                $   675,188
    PE Corp.-PE Biosystems Group .............................................                     10,800                    648,000
    Schering-Plough Corp. ....................................................                     38,100                  1,535,906
    Warner-Lambert Co. .......................................................                     16,200                  1,843,763
                                                                                                                         -----------
                                                                                                                          10,668,233
                                                                                                                         -----------
    INDUSTRIAL SERVICES 1.8%
(a) AES Corp. ................................................................                     14,400                  1,295,100
    Transocean Sedco Forex Inc. ..............................................                     10,000                    470,000
                                                                                                                         -----------
                                                                                                                           1,765,100
                                                                                                                         -----------
    PROCESS INDUSTRIES 2.9%
    General Electric Co. .....................................................                     18,400                  2,893,400
                                                                                                                         -----------
    Producer Manufacturing 2.5%
    Honeywell International Inc. .............................................                     21,400                  1,198,400
    Tyco International Ltd. (Bermuda) ........................................                     28,700                  1,318,406
                                                                                                                         -----------
                                                                                                                           2,516,806
                                                                                                                         -----------
    RETAIL TRADE 5.7%
(a) Costco Wholesale Corp. ...................................................                     24,100                  1,302,906
    Home Depot Inc. ..........................................................                     25,750                  1,443,609
(a) Kohl's Corp. .............................................................                     12,400                    595,200
    Target Corp. .............................................................                     13,400                    891,938
    Wal-Mart Stores Inc. .....................................................                     25,000                  1,384,375
                                                                                                                         -----------
                                                                                                                           5,618,028
                                                                                                                         -----------
(a) TECHNOLOGY SERVICES 13.5%
    Ariba Inc. ...............................................................                      6,800                    504,475
    BEA Systems Inc. .........................................................                     12,000                    579,000
    BroadVision Inc. .........................................................                     16,500                    724,969
    Commerce One Inc. ........................................................                      3,400                    207,613
    Equant NV, N.Y. shs. (Netherlands) .......................................                      6,200                    483,600
    Exodus Communications Inc. ...............................................                     11,000                    972,813
    InfoSpace Inc. ...........................................................                     13,400                    962,288
    Inktomi Corp. ............................................................                      6,300                    969,806
    Microsoft Corp. ..........................................................                     15,300                  1,067,175
    Oracle Corp. .............................................................                     27,200                  2,174,300
    Siebel Systems Inc. ......................................................                     15,000                  1,843,125
    VeriSign Inc. ............................................................                      1,800                    250,875
    VERITAS Software Corp. ...................................................                     17,575                  1,885,193
    Yahoo! Inc. ..............................................................                      6,000                    781,500
                                                                                                                         -----------
                                                                                                                          13,406,732
                                                                                                                         -----------
    TELECOMMUNICATIONS 8.9%
(b) AT&T Corp. ...............................................................                     25,200                  1,176,525
(a) Global Crossing Ltd. (Bermuda) ...........................................                     21,930                    690,795
(a) MCI WorldCom Inc. ........................................................                     27,500                  1,249,531
(a) Qwest Communications International Inc. ..................................                     53,600                  2,324,900

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

 FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    TELECOMMUNICATIONS (CONT.)
    SBC Communications Inc. ....................................................................            31,700       $ 1,388,856
    Sprint Corp. (Fon Group) ...................................................................             8,100           498,150
(a) Sprint Corp. (PCS Group) ...................................................................             8,800           484,000
(a) Time Warner Telecom Inc., A ................................................................             6,900           377,775
(a) VoiceStream Wireless Corp. .................................................................             7,100           702,900
                                                                                                                         -----------
                                                                                                                           8,893,432
                                                                                                                         -----------
    UTILITIES 1.7%
    Enron Corp. ................................................................................            24,500         1,707,337
                                                                                                                         -----------
    TOTAL COMMON STOCKS (COST $77,053,726) .....................................................                          89,473,797
                                                                                                                         -----------
    SHORT TERM INVESTMENTS 8.6%
(d) Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $8,520,092) ............         8,520,092         8,520,092
                                                                                                                         -----------
    TOTAL INVESTMENTS (COST $85,573,818) 98.8% .................................................                          97,993,889
    OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                           1,155,962
                                                                                                                         -----------
 NET ASSETS 100.0% .............................................................................                         $99,149,851
                                                                                                                         ===========

(a) Non-income producing.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) See Note 3 regarding investment in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND

                                                                                             CLASS A
                                                       -----------------------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                       -----------------------------------------------------------------------------
                                                               2000             1999            1998            1997           1996
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $      24.65     $      25.93    $      18.96    $      19.75    $     14.90
                                                       -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................            .09              .06             .07             .03            .01

 Net realized and unrealized gains (losses) ........          21.04            (1.02)           7.92             .04           6.23
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................          21.13             (.96)           7.99             .07           6.24
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................           (.04)            (.14)           (.09)           (.06)          (.01)

 Net realized gains ................................           (.26)            (.18)           (.93)           (.80)         (1.38)
                                                       -----------------------------------------------------------------------------
Total distributions ................................           (.30)            (.32)          (1.02)           (.86)         (1.39)
                                                       -----------------------------------------------------------------------------
Net asset value, end of year .......................   $      45.48     $      24.65    $      25.93    $      18.96    $     19.75
                                                       =============================================================================
Total return(b) ....................................          85.97%           (3.44)%         43.09%            .14%         44.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 11,199,559     $  4,251,284    $  3,957,972    $  1,071,352    $   444,912
Ratios to average net assets:
 Expenses ..........................................            .85%             .94%            .89%            .92%           .97%
 Expenses excluding waiver and payments by affiliate            .85%             .94%            .89%            .92%          1.00%
 Net investment income .............................            .24%             .30%            .32%            .10%           .09%
Portfolio turnover rate ............................          24.67%           46.73%          42.97%          55.27%         87.92%

(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                         CLASS C
                                                    --------------------------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
                                                    --------------------------------------------------------------------------------
                                                            2000             1999           1998            1997             1996(d)
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $      24.32     $      25.59   $      18.78   $       19.66     $      17.94
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) .........................           (.19)            (.09)          (.02)           (.05)            (.03)
 Net realized and unrealized gains (losses) .....          20.71            (1.00)          7.76            (.03)            2.71
                                                    --------------------------------------------------------------------------------
Total from investment operations ................          20.52            (1.09)          7.74            (.08)            2.68
                                                    --------------------------------------------------------------------------------
Less distributions from net realized gains ......           (.26)            (.18)          (.93)           (.80)            (.96)
                                                    --------------------------------------------------------------------------------
Net asset value, end of year ....................   $      44.58     $      24.32   $      25.59   $       18.78     $      19.66
                                                    ================================================================================
Total return(b) .................................          84.58%           (4.08)%        42.06%           (.65)%          15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  1,667,870     $    764,715   $    731,707   $     146,164     $     24,102
Ratios to average net assets:
 Expenses .......................................           1.60%            1.69%          1.64%           1.69%          1.76%(c)
 Net investment loss ............................           (.52)%           (.44)%         (.42)%          (.70)%        (.69)%(c)
Portfolio turnover rate .........................          24.67%           46.73%         42.97%          55.27%           87.92%

(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period October 1, 1995 (effective date) to April 30, 1996.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                         ADVISOR CLASS
                                                             -----------------------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
                                                             -----------------------------------------------------------------------
                                                                   2000              1999               1998                 1997(d)
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $    24.73        $    26.01        $     18.97          $     20.48
                                                             -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................             .18               .10                .09                  .01
 Net realized and unrealized gains (losses) ...........           21.15             (1.00)              8.01                (1.52)
                                                             -----------------------------------------------------------------------
Total from investment operations ......................           21.33              (.90)              8.10                (1.51)
                                                             -----------------------------------------------------------------------
Less distributions from:
 Net investment income ................................            (.06)             (.20)              (.13)                  --
 Net realized gains ...................................            (.26)             (.18)              (.93)                  --
                                                             -----------------------------------------------------------------------
Total distributions ...................................            (.32)             (.38)             (1.06)                  --
                                                             -----------------------------------------------------------------------
Net asset value, end of year ..........................      $    45.74        $    24.73        $     26.01          $     18.97
                                                             =======================================================================
Total return(b) .......................................           86.43%            (3.12)%            43.68%               (7.37)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................      $  436,864        $  168,055        $   118,683          $    18,777
RATIOS TO AVERAGE NET ASSETS:
 Expenses .............................................             .60%              .69%               .64%               .69%c
 Net investment income ................................             .49%              .56%               .58%               .30%c
Portfolio turnover rate ...............................           24.67%            46.73%             42.97%               55.27%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 2, 1997 (effective date) to April 30, 1997.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000


                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND RIGHTS 80.1%
(a)     COMMERCIAL SERVICES 1.2%
        Aether Systems Inc. ................................................                      85,000                $ 14,151,172
        AnswerThink Consulting Group Inc. ..................................                     661,600                  12,735,800
        Avenue A Inc. ......................................................                      19,300                     612,775
        Careerbuilder Inc. .................................................                     689,200                   1,981,450
        Corporate Executive Board Co. ......................................                     229,900                  13,506,625
        DigitalThink Inc. ..................................................                     377,600                   7,599,200
        Exchange Applications Inc. .........................................                     200,000                   2,437,500
        GetThere.com Inc. ..................................................                      84,900                     854,306
        Hotjobs.com Ltd. ...................................................                     697,900                   8,113,088
(f)     Interep National Radio Sales Inc. ..................................                     489,100                   2,812,325
        Internet Pictures Corp. ............................................                     187,553                   2,953,960
        Management Network Group Inc. ......................................                      35,200                     624,800
        Metamor Worldwide Inc. .............................................                     273,600                   5,301,000
        Netcentives Inc. ...................................................                      90,600                     922,988
        NetRatings Inc. ....................................................                      17,500                     463,750
        NOVA Corp. .........................................................                     888,800                  28,108,300
        Probusiness Services Inc. ..........................................                     592,200                  15,619,275
        RemedyTemp Inc., A .................................................                     319,300                   6,326,131
(f)     SOS Staffing Services Inc. .........................................                     693,900                   2,168,438
        Stamps.com Inc. ....................................................                     653,500                  10,456,000
        Sylvan Learning Systems Inc. .......................................                     641,100                   9,656,569
        Ventro Corp. .......................................................                     178,200                   4,900,500
        Wink Communications Inc. ...........................................                      41,300                     815,675
                                                                                                                        ------------
                                                                                                                         153,121,627
                                                                                                                        ------------
        CONSUMER DURABLES .4%
        Callaway Golf Co. ..................................................                   1,000,000                  16,625,000
        Centex Corp. .......................................................                   1,185,200                  28,592,950
        D.R. Horton Inc. ...................................................                     350,900                   4,539,769
(a)     Intranet Solutions Inc. ............................................                     167,600                   3,729,100
                                                                                                                        ------------
                                                                                                                          53,486,819
                                                                                                                        ------------
        CONSUMER NON-DURABLES .3%
(a)     Sola International Inc. ............................................                     261,700                   1,177,650
(a)     Tommy Hilfiger Corp. ...............................................                   2,997,800                  26,418,113
        Wolverine World Wide Inc. ..........................................                   1,575,500                  18,906,000
                                                                                                                        ------------
                                                                                                                          46,501,763
                                                                                                                        ------------
        CONSUMER SERVICES 2.2%
(a)     Acme Communications Inc. ...........................................                     524,800                  12,070,400
(a)     Artistdirect Inc. ..................................................                     379,200                   1,801,200
(a),(f) Classic Communications Inc., A .....................................                     590,900                   7,164,663
(a)     Cumulus Media Inc., A ..............................................                   1,181,800                  15,511,125
(a)     DeVry Inc. .........................................................                   1,064,800                  25,355,550
(a)     E-Stamp Corp. ......................................................                      95,400                     417,375
(a)     Homestore.com Inc. .................................................                      11,000                     200,750
(a),(f) Insight Communications Co. Inc., A .................................                   4,090,800                  83,350,050
(a)     Jack in the Box Inc. ...............................................                   1,299,700                  31,842,650

  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, APRIL 30, 2000 (cont.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND RIGHTS (cont.)
        CONSUMER SERVICES (cont.)
(a)     Lastminute.com PLC, ADR (United Kingdom) .................................                 14,500               $    239,250
(a)     Martha Stewart Living Omnimedia Inc., A ..................................                 66,400                    946,200
(a)     Mediacom Communications Corp., A .........................................                 94,300                  1,166,963
(a)     MeriStar Hotels & Resorts Inc. ...........................................              1,330,000                  3,823,750
(a)     NDS Group PLC, ADR (United Kingdom) ......................................                 45,100                  2,548,150
(a)     Quokka Sports Inc. .......................................................                443,600                  2,550,700
(a)     Quotesmith.com Inc. ......................................................                591,700                  2,033,969
(a)     Radio One Inc. ...........................................................                281,200                 16,309,600
(a)     SFX Entertainment Inc. ...................................................              1,021,350                 42,513,694
        Sotheby's Holdings Inc., A ...............................................                375,000                  6,210,938
(a)     Spanish Broadcasting Systems Inc. ........................................                358,300                  6,695,731
(a)     TiVo Inc. ................................................................                273,200                  4,883,450
(a)     Vail Resorts Inc. ........................................................                276,000                  4,450,500
(a)     XM Satellite Radio Holdings Inc. .........................................                455,900                 13,135,619
                                                                                                                        ------------
                                                                                                                         285,222,277
                                                                                                                        ------------
        ELECTRONIC TECHNOLOGY 27.9%
(a)     Advanced Energy Industries Inc. ..........................................                876,600                 60,485,400
(a)     Aeroflex Inc. ............................................................                283,300                 10,552,925
(a)     Airnet Communications Corp. ..............................................                 39,200                    695,800
(a)     Alpha Industries Inc. ....................................................                584,200                 30,378,400
(a)     Alteon Websystems Inc. ...................................................                 28,100                  1,910,800
(a)     Altigen Communications Inc. ..............................................                136,600                  1,203,788
(a)     Anaren Microwave Inc. ....................................................                155,600                 16,182,400
(a)     ANTEC Corp. ..............................................................                 94,200                  5,063,250
(a)     Apex Inc. ................................................................                488,800                 14,450,150
(a)     Applied Materials Inc. ...................................................                848,892                 86,427,817
(a)     Applied Science & Technology Inc. ........................................                378,300                 10,285,031
(a)     ArrowPoint Communications Inc. ...........................................                  9,200                    901,600
        ASM Pacific Technology Ltd. (Hong Kong) ..................................                500,000                  1,771,684
(a)     Audiovox Corp., A ........................................................                406,800                 13,958,325
(a)     AVT Corp. ................................................................              1,256,200                 13,896,713
(a)     BreezeCom Ltd. (Israel) ..................................................                 48,500                  1,333,750
(a)     Brocade Communications Systems Inc. ......................................                 98,800                 12,251,200
(a)     Carrier Access Corp. .....................................................                375,700                 16,389,913
(a),(f) Catapult Communications Corp. ............................................                656,800                  5,459,650
(a)     C-COR.net Corp. ..........................................................                443,400                 17,348,025
(a)     Celeritek Inc. ...........................................................                305,900                 18,201,050
(a),(f) Coherent Inc. ............................................................              1,763,400                101,946,563
(a)     Com21 Inc. ...............................................................                557,600                 15,612,800
(a)     Copper Mountain Networks Inc. ............................................                 35,600                  2,968,150
        CTS Corp. ................................................................                341,700                 21,548,456
(a)     CVC Inc. .................................................................                248,100                  6,528,131
(a)     Cymer Inc. ...............................................................                200,000                  7,812,500
(a)     DDi Corp. ................................................................              1,322,200                 19,833,000
(a)     Digital Microwave Corp. ..................................................                959,000                 35,423,063
(a)     Ditech Communications Corp. ..............................................                493,000                 42,274,750
(a)     Electro Scientific Industries Inc. .......................................              1,038,800                 65,509,325

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND RIGHTS (CONT.)
        ELECTRONIC TECHNOLOGY (CONT.)
(a),(e) eMachines Inc. ...............................................................            1,378,446             $ 10,622,649
(a)     eMachines Inc. ...............................................................              885,500                7,582,094
(a)     EMCORE Corp. .................................................................              516,800               44,832,400
(a)     Exar Corp. ...................................................................              108,450                8,694,640
(a)     Fargo Electronics Inc. .......................................................              159,100                1,610,888
(a)     Flextronics International Ltd. (Singapore) ...................................            1,927,815              135,429,004
(a),(f) FLIR Systems Inc. ............................................................            1,028,600                7,585,925
(a)     Foundry Networks Inc. ........................................................               81,200                7,389,200
(a)     FVC.COM Inc. .................................................................              400,000                2,400,000
(a)     Gemstar International Group Ltd. .............................................            2,258,400              104,451,000
(a)     Harmonic Inc. ................................................................              463,400               34,204,713
(a)     Immersion Corp. ..............................................................               57,900                2,084,400
(a)     Integral Systems Inc. ........................................................              360,000                7,020,000
(a)     Integrated Silicon Solution Inc. .............................................              386,200               11,803,238
(a)     Interlink Electronics Inc. ...................................................              150,000                4,500,000
(a)     Interspeed Inc. ..............................................................               35,300                  450,075
(a)     InterWAVE Communications International Ltd. (Bermuda) ........................              244,500                3,254,906
(a),(f) Itron Inc. ...................................................................            1,118,300                6,430,225
(a)     Jabil Circuit Inc. ...........................................................            1,400,000               57,312,500
(a)     JDS Uniphase Corp. ...........................................................            6,804,824              705,575,189
(a)     Juniper Networks Inc. ........................................................               23,700                5,040,694
(a),(f) Komag Inc. ...................................................................            3,606,900               10,595,269
(a)     Kopin Corp. ..................................................................               90,600                7,015,838
(a)     Latitude Communications Inc. .................................................              181,700                2,634,650
(a)     Lattice Semiconductor Corp. ..................................................              442,000               29,779,750
(a)     MCK Communications Inc. ......................................................              244,600                7,643,750
(a),(f) Mettler-Toledo International Inc. ............................................            2,758,500               95,168,250
(a)     Micrel Inc. ..................................................................              364,200               31,503,300
(a)     Mirapoint Inc., 144A .........................................................              682,128                4,999,998
(a)     MMC Networks Inc. ............................................................              622,600               16,498,900
(a)     Nanometrics Inc. .............................................................              392,100               15,046,838
(a)     Natural MicroSystems Corp. ...................................................              364,200               23,718,525
(a)     Netopia Inc. .................................................................              256,100               10,692,175
(a)     Netro Corp. ..................................................................              162,400                7,003,500
(f)     Newport Corp. ................................................................              512,500               62,172,656
(a)     NICE Systems Ltd., ADR (Israel) ..............................................              180,400               11,804,925
(a)     Novellus Systems Inc. ........................................................              918,300               61,239,131
(a)     Numerical Technologies Inc. ..................................................              451,800               18,862,650
(a)     Paradyne Networks Inc. .......................................................              395,500               11,148,156
(a)     P-Com Inc. ...................................................................              188,800                2,041,400
(a)     PC-Tel Inc. ..................................................................              411,100               13,771,850
(a),(f) Perceptron Inc. ..............................................................              722,000                3,249,000
        Perkinelmer Inc. .............................................................              400,000               21,900,000
(a)     Photronics Inc. ..............................................................              587,500               19,571,094
(a)     Pinnacle Systems Inc. ........................................................              454,200               10,900,800
(a)     PLX Technology Inc. ..........................................................              200,000                6,587,500
(a)     PMC-Sierra Inc. (Canada) .....................................................            3,461,200              664,117,750
(a)     Polycom Inc. .................................................................              631,700               49,983,263

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
(a)     Power Integrations Inc. ..............................................                  1,300,000             $   29,575,000
(a)     Powerwave Technologies Inc. ..........................................                    200,000                 41,612,500
(a)     Proxim Inc. ..........................................................                    136,800                 10,525,050
(a)     PSI Technologies Holdings Inc., ADR (Philippines) ....................                    235,400                  3,884,100
(a)     Quantum Effect Devices Inc. ..........................................                     23,800                  1,386,350
(a)     QuickLogic Corp. .....................................................                    395,600                 11,620,750
(a)     Radiant Systems Inc. .................................................                    282,600                  5,263,425
(a)     Radvision Ltd. (Israel) ..............................................                     43,200                  1,652,400
(a),(f) RSA Security Inc. ....................................................                  2,220,000                130,286,250
(a)     Sanmina Corp. ........................................................                    646,400                 38,824,400
(a)     Semtech Corp. ........................................................                    195,600                 13,337,475
(a)     Silicon Laboratories Inc. ............................................                     37,000                  3,219,000
(a)     Synopsys Inc. ........................................................                  1,325,000                 55,650,000
(a)     Tekelec ..............................................................                  1,823,300                 63,815,500
(a)     Telaxis Communications Corp. .........................................                     12,200                    319,488
(a)     Therma-Wave Inc. .....................................................                     77,100                  2,120,250
(a)     Triquint Semiconductor Inc. ..........................................                    171,400                 17,622,063
(a)     Varian Inc. ..........................................................                  1,094,400                 39,808,800
(a)     Varian Semiconductor Equipment Associates Inc. .......................                     50,000                  3,362,500
(a)     Veeco Instruments Inc. ...............................................                    314,900                 19,563,163
(a)     Visual Networks Inc. .................................................                    286,600                 11,177,400
(a)     Waters Corp. .........................................................                  1,239,600                117,452,100
(a)     Westell Technologies Inc., A .........................................                    695,260                 19,771,456
(a)     Western Digital Corp. ................................................                  1,987,822                 13,790,515
(a)     Xircom Inc. ..........................................................                    283,500                 11,180,531
                                                                                                                  --------------
                                                                                                                   3,713,349,533
                                                                                                                  --------------
        ENERGY MINERALS 2.2%
(a),(f) Barrett Resources Corp. ..............................................                  1,860,900                 59,083,575
(a),(f) Basin Exploration Inc. ...............................................                  1,425,200                 19,952,800
(a)     Chesapeake Energy Corp. ..............................................                  2,076,900                  7,788,375
(a)     Denbury Resources Inc. ...............................................                  1,553,000                  6,017,875
(a)     Forest Oil Corp. .....................................................                    798,800                  8,936,575
(a),(f) Newfield Exploration Co. .............................................                  2,138,600                 86,880,625
(a),(f) Nuevo Energy Co. .....................................................                  1,075,500                 18,821,250
(a),(f) Pennaco Energy Inc. ..................................................                  1,704,500                 25,460,969
(f)     Range Resources Corp. ................................................                  2,896,900                  4,345,350
(a)     Santa Fe Snyder Corp. ................................................                  1,000,400                  9,191,175
(a)     Titan Exploration Inc. ...............................................                  1,553,700                  7,768,500
(a),(f) Tom Brown Inc. .......................................................                  1,944,800                 36,951,200
                                                                                                                  --------------
                                                                                                                     291,198,269
                                                                                                                  --------------
        FINANCE 4.3%
(a)     Affiliated Managers Group Inc. .......................................                    903,400                 36,248,925
        Allied Capital Corp. .................................................                  1,678,300                 31,363,231
(a)     AmeriCredit Corp. ....................................................                    275,000                  5,139,063
        Bank United Corp., A .................................................                  1,000,000                 33,187,500
        Commerce Bancorp Inc. ................................................                    365,400                 14,501,813

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    FINANCE (CONT.)
(a) eSPEED Inc., A ...........................................................                    158,800               $  7,503,300
    Federated Investors Inc., B ..............................................                  2,255,600                 63,720,700
    Financial Security Assurance Holdings Ltd. ...............................                  1,069,300                 78,927,706
(a) Golden State Bancorp Inc. ................................................                  2,000,000                 30,750,000
    Greater Bay Bancorp Inc., 144A ...........................................                    201,200                  7,912,583
    HCC Insurance Holdings Inc. ..............................................                    724,300                  8,510,525
(a) Knight/Trimark Group Inc., A .............................................                    415,900                 15,674,231
(a) Labranche & Co. Inc. .....................................................                  1,347,600                 16,086,975
    Metris Cos. Inc. .........................................................                    439,700                 16,488,750
(a) Mortgage.com Inc. ........................................................                    463,900                    898,806
    Mutual Risk Management Ltd. (Bermuda) ....................................                    950,200                14,906,263(
(a) National Discount Brokers Group Inc. .....................................                    297,300                  8,677,444
    Protective Life Corp. ....................................................                    253,300                  6,031,706
    Radian Group Inc. ........................................................                    578,897                 29,487,566
    Reinsurance Group of America Inc. ........................................                  1,681,600                 41,829,800
(a) Risk Capital Holdings Inc. ...............................................                    410,500                  6,317,852
(a),(f) Silicon Valley Bancshares ............................................                  1,351,100                 83,430,425
    Tucker Anthony Sutro Corp. ...............................................                    396,800                  6,646,400
    Westamerica Bancorp ......................................................                    179,200                  4,491,200
                                                                                                                        ------------
                                                                                                                         568,732,764
                                                                                                                        ------------
(a) HEALTH SERVICES .6%
    American Dental Partners Inc. ............................................                    266,200                  2,029,775
    Beverly Enterprises Inc. .................................................                  2,131,800                  7,194,825
    eBenX Inc. ...............................................................                     53,400                    876,928
    Neoforma.com Inc. ........................................................                     38,300                    258,525
    Oxford Health Plans Inc. .................................................                    500,000                  9,500,000
    PAREXEL International Corp. ..............................................                  1,000,000                  9,000,000
(f) Pharmaceutical Product Development Inc. ..................................                  1,300,000                 21,856,250
    Renal Care Group Inc. ....................................................                  1,303,800                 29,091,038
    SciQuest.com Inc. ........................................................                     83,200                  1,081,600
    Total Renal Care Holdings Inc. ...........................................                     44,500                    127,938
                                                                                                                        ------------
                                                                                                                          81,016,879
                                                                                                                        ------------
(a) HEALTH TECHNOLOGY 2.9%
    Abgenix Inc. .............................................................                    400,000                 35,825,000
    Alexion Pharmaceuticals Inc. .............................................                    349,800                 15,609,825
    Cima Laboratories Inc., 144A .............................................                    600,000                  7,980,000
    Collateral Therapeutics Inc. .............................................                    312,000                  7,644,000
    Epoch Pharmaceuticals Inc. ...............................................                    678,800                  5,769,800
    Heska Corp. ..............................................................                    575,300                  1,582,075
    ImClone Systems Inc. .....................................................                    112,600                 10,246,600
    INAMED Corp. .............................................................                    361,400                 14,952,925
(f) Inhale Therapeutic Systems Inc. ..........................................                  1,875,866                116,069,147
    Intermune Pharmaceuticals Inc. ...........................................                    111,800                  1,928,550
    Luminex Corp. ............................................................                    299,400                  5,576,325
    Packard BioScience Co. ...................................................                  2,052,900                 24,506,494
(f) Serologicals Corp. .......................................................                  2,022,700                  7,332,288

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
(a) HEALTH TECHNOLOGY (CONT.)
    SkyePharma PLC, ADR (United Kingdom) ...................................                     281,695                $  4,507,123
    SonoSite Inc. ..........................................................                      17,800                     586,288
    Summit Technology Inc. .................................................                   1,246,000                  11,058,250
    Texas Biotechnology Corp. ..............................................                     944,600                  11,571,350
    Thoratec Laboratories Corp. ............................................                     471,900                   5,013,938
    Varian Medical Systems Inc. ............................................                     751,600                  30,064,000
    Ventana Medical ........................................................                     300,000                   8,456,250
(f) Visible Genetics Inc. (Canada) .........................................                     943,700                  34,621,994
    Wesley Jessen Visioncare Inc. ..........................................                     651,600                  25,656,750
    Zoll Medical Corp. .....................................................                      94,300                   4,166,881
    Zonagen Inc. ...........................................................                     249,600                   1,201,200
                                                                                                                        ------------
                                                                                                                         391,927,053
                                                                                                                        ------------
(a) INDUSTRIAL SERVICES 3.1%
(f) Atwood Oceanics Inc. ...................................................                   1,216,600                  73,756,375
(f) Catalytica Inc. ........................................................                   1,965,733                  21,868,780
(f) Core Laboratories NV (Netherlands) .....................................                   1,632,400                  46,319,350
    Dycom Industries Inc. ..................................................                     436,200                  22,682,400
(f) Grey Wolf Inc. .........................................................                  11,329,800                  46,027,313
    Marine Drilling Cos. Inc. ..............................................                   1,697,700                  44,140,200
    Pride International Inc. ...............................................                   1,049,700                  23,749,463
    Rowan Cos. Inc. ........................................................                   1,000,000                  27,937,500
    Tuboscope Inc. .........................................................                   2,000,000                  34,750,000
(f) US Liquids Inc. ........................................................                   1,003,400                   5,769,550
(f) Varco International Inc. ...............................................                   5,162,500                  64,531,250
                                                                                                                        ------------
                                                                                                                         411,532,181
                                                                                                                        ------------
    PROCESS INDUSTRIES .5%
(a) Cabot Microelectronics Corp. ...........................................                     183,800                   5,973,500
    Cambrex Corp. ..........................................................                     350,000                  14,350,000
    ChemFirst Inc. .........................................................                     764,900                  14,819,938
(a) CUNO Inc. ..............................................................                     581,900                  15,784,038
(a) Packaging Corp. of America .............................................                     817,100                   9,703,063
(a) Symyx Technologies Inc. ................................................                      77,100                   2,558,756
                                                                                                                        ------------
                                                                                                                          63,189,295
                                                                                                                        ------------
    PRODUCER MANUFACTURING 1.4%
(a) American Superconductor Corp. ..........................................                     145,500                   5,556,281
(a) Bolder Technologies Corp. ..............................................                     420,000                   2,940,000
(a) Cable Design Technologies Corp. ........................................                     300,000                  10,275,000
(a) Gentex Corp. ...........................................................                   2,076,700                  66,973,575
(f) Gibraltar Steel Corp. ..................................................                   1,012,800                  17,470,800
(a) Power-One Inc. .........................................................                     196,900                  13,438,425
    Reliance Steel & Aluminum Co. ..........................................                   1,345,000                  30,935,000
    Roper Industries Inc. ..................................................                   1,033,800                  32,564,700
(a) Tower Automotive Inc. ..................................................                     681,200                  10,643,750
                                                                                                                        ------------
                                                                                                                         190,797,531
                                                                                                                        ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    REAL ESTATE 2.6%
    Alexandria Real Estate Equities Inc. ...................................                     345,500                $ 11,056,000
    Arden Realty Inc. ......................................................                   1,512,600                  33,655,350
    Brandywine Realty Trust ................................................                     585,600                  10,174,800
    Camden Property Trust ..................................................                   1,200,000                  34,050,000
(a) Catellus Development Corp. .............................................                     549,100                   7,138,300
    CBL & Associates Properties Inc. .......................................                     229,900                   5,388,281
    Colonial Properties Trust ..............................................                     273,400                   6,817,913
    Developers Diversified Realty Corp. ....................................                     977,200                  14,841,225
    FelCor Lodging Trust Inc. ..............................................                     687,300                  13,488,263
    General Growth Properties Inc. .........................................                   1,356,400                  44,591,650
    Glenborough Realty Trust Inc. ..........................................                     818,900                  12,078,775
    Health Care Property Investors Inc. ....................................                     881,100                  24,560,663
    Healthcare Realty Trust Inc. ...........................................                     285,600                   5,140,800
(f) Innkeepers USA Trust ...................................................                   2,102,800                  18,925,200
    Liberty Property Trust .................................................                     319,500                   7,907,625
    MeriStar Hospitality Corp. .............................................                   2,330,000                  46,017,500
    Reckson Associates Realty Corp. ........................................                   1,462,300                  29,337,394
    SL Green Realty Corp. ..................................................                     816,800                  20,981,550
(a) Urban Shopping Centers Inc. ............................................                     141,300                   4,556,925
                                                                                                                        ------------
                                                                                                                         350,708,214
                                                                                                                        ------------
(a) RETAIL TRADE .2%
    Drugstore.com Inc. .....................................................                     850,000                   6,640,625
    HomeGrocer.com .........................................................                   3,683,500                  18,417,500
    MotherNature.com Inc. ..................................................                       8,900                      23,363
    PlanetRx.com Inc. ......................................................                      78,400                     245,000
    VarsityBooks.com Inc. ..................................................                     295,900                     748,997
                                                                                                                        ------------
                                                                                                                          26,075,485
                                                                                                                        ------------
(a) TECHNOLOGY SERVICES 23.1%
    About.com Inc. .........................................................                     307,800                  10,561,388
    Accrue Software Inc. ...................................................                     399,000                   9,501,188
    Active Software Inc. ...................................................                     468,200                  18,874,313
    Actuate Corp. ..........................................................                     600,000                  17,962,500
    Affiliated Computer Services Inc., A ...................................                   1,862,300                  61,688,688
    AGENCY.COM Inc. ........................................................                      22,100                     465,481
    Akamai Technologies Inc. ...............................................                     119,140                  11,779,968
    Allaire Corp. ..........................................................                     252,600                  13,908,788
    Appnet Inc. ............................................................                     600,300                  14,407,200
    Art Technology Group Inc. ..............................................                     260,000                  15,795,000
    Aspect Communications Corp. ............................................                   1,065,000                  37,807,500
    Backweb Technologies Ltd. ..............................................                      20,000                     468,750
    BEA Systems Inc. .......................................................                   7,292,800                 351,877,600
    Bindview Development Corp. .............................................                   1,630,000                  13,141,875
    Blaze Software Inc. ....................................................                      40,200                     520,088
    Brightpoint Inc. .......................................................                     555,700                   6,564,206
    Brio Technology Inc. ...................................................                     670,800                  16,602,300
    BroadVision Inc. .......................................................                   4,422,600                 194,317,988

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
(a) TECHNOLOGY SERVICES (CONT.)
    Caminus Corp. ..............................................................                    49,400              $    737,913
    Check Point Software Technologies Ltd. (Israel) ............................                   583,000               100,859,000
    Citrix Systems Inc. ........................................................                   800,000                48,850,000
(f) Clarus Corp. ...............................................................                   974,000                39,142,625
    Commerce One Inc. ..........................................................                   246,000                15,021,375
    Complete Business Solutions Inc. ...........................................                 1,490,900                34,104,338
    Concord Communications Inc. ................................................                   450,000                12,600,000
    CyberSource Corp. ..........................................................                   976,500                14,769,563
    Cysive Inc. ................................................................                   410,800                22,362,925
    Data Return Corp. ..........................................................                    44,800                 1,100,400
    Deltek Systems Inc. ........................................................                   160,500                 1,956,094
    Digex Inc. .................................................................                    91,900                 7,168,200
    Digimarc Corp. .............................................................                    11,600                   267,525
    Digital Insight Corp. ......................................................                    38,400                 1,502,400
    Digital Island Inc. ........................................................                   276,800                 9,653,400
    Digitas Inc. ...............................................................                   345,800                 5,338,288
    Documentum Inc. ............................................................                   500,000                29,500,000
    eGain Communications Corp. .................................................                    74,800                 1,243,550
    Embarcadero Technologies Inc. ..............................................                   198,600                 2,979,000
    Entrust Technologies Inc. ..................................................                 1,307,200                64,216,200
    Eprise Corp. ...............................................................                    40,200                   399,488
    Etinuum Inc. ...............................................................                     9,400                    54,638
    Exodus Communications Inc. .................................................                   332,000                29,361,250
    F5 Networks Inc. ...........................................................                   139,600                 6,517,575
    FairMarket Inc. ............................................................                    55,600                   382,250
    Firstworld Communications Inc., B ..........................................                   149,800                 1,788,238
    H.T.E. Inc. ................................................................                   609,100                 1,180,131
    H.T.E. Inc., rts., 5/01/00 .................................................                   609,100                        --
    HearMe .....................................................................                    98,500                   718,742
    High Speed Access Corp. ....................................................                   175,600                 1,404,800
(f) HNC Software Inc. ..........................................................                 1,736,200                85,941,900
    i2 Technologies Inc. .......................................................                 3,207,800               414,608,150
    Inet Technologies Inc. .....................................................                   271,700                11,717,063
    Informatica Corp. ..........................................................                    44,000                 1,845,250
    InfoSpace Inc. .............................................................                   100,000                 7,181,250
    Internap Network Services Corp. ............................................                   105,200                 4,050,200
    Intertrust Technologies Corp. ..............................................                    73,000                 1,679,000
    Interwoven Inc .............................................................                    31,800                 2,202,150
    Intuit Inc. ................................................................                 1,366,200                49,097,813
    ISS Group Inc. .............................................................                   200,400                18,123,675
    ITXC Corp. .................................................................                   172,900                 4,635,881
    Keane Inc. .................................................................                   525,300                15,168,038
    Keynote Systems Inc. .......................................................                   101,600                 4,559,300
    Legato Systems Inc. ........................................................                 1,032,000                13,351,500
    Liberate Technologies Inc. .................................................                   712,000                27,857,000
    Lightspan Inc. .............................................................                   424,000                 3,524,500
    Liquid Audio Inc. ..........................................................                   948,900                15,123,094
    Loudeye Technologies Inc. ..................................................                    23,100                   407,138

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
(a) TECHNOLOGY SERVICES (CONT.)
    Marchfirst Inc. ........................................................                   1,041,500                $ 22,196,969
    Matrixone Inc. .........................................................                      10,700                     353,100
    McAfee.com Corp. .......................................................                      54,100                     939,988
    Metasolv Software Inc. .................................................                      23,800                     812,175
    Metron Technology NV ...................................................                      56,700                   1,183,613
    Micromuse Inc. .........................................................                   1,500,400                 147,226,750
    Mission Critical Software Inc. .........................................                     314,400                  11,318,400
    N2H2 Inc. ..............................................................                     478,000                   2,509,500
    National Information Consortium Inc. ...................................                     272,300                   3,369,713
    National Instruments Corp. .............................................                      14,200                     692,250
(f) Navidec Inc. ...........................................................                     666,200                   5,621,063
    Navisite Inc. ..........................................................                     179,600                   8,340,175
    NBC Internet Inc., A ...................................................                     549,100                  12,697,938
    Netiq Corp. ............................................................                     297,200                  10,922,100
    NetScout Systems Inc. ..................................................                     140,000                   2,100,000
    Netsolve Inc. ..........................................................                     279,500                   8,245,250
    New Era of Networks Inc. ...............................................                     190,600                   5,980,075
    Nuance Communications Inc. .............................................                      39,400                   1,189,388
    OnDisplay Inc. .........................................................                      30,900                   1,745,850
    OpenTV Corp., A ........................................................                      33,100                   2,710,063
    Predictive Systems Inc. ................................................                   1,010,600                  47,624,525
    Proxicom Inc. ..........................................................                     401,600                  13,729,700
    Quest Software Inc. ....................................................                      40,600                   1,530,113
    Quintus Corp. ..........................................................                      24,100                     236,481
    Radware Ltd. (Israel) ..................................................                      68,800                   1,857,600
    Rare Medium Group Inc. .................................................                     729,800                  15,006,513
    Register.com Inc. ......................................................                      57,100                   2,912,100
    Retek Inc. .............................................................                      96,600                   2,076,900
    Sapient Corp. ..........................................................                   1,036,100                  82,046,169
    Selectica Inc. .........................................................                      27,200                   1,033,600
    Serena Software Inc. ...................................................                     565,200                  12,363,750
    Software.com Inc. ......................................................                     167,100                  13,514,213
    Sonic Foundry Inc. .....................................................                     189,400                   8,475,650
    SonicWALL Inc. .........................................................                      26,400                   1,597,200
    StarMedia Network Inc. .................................................                     426,400                   9,327,500
    Sykes Enterprises Inc. .................................................                     234,900                   4,698,000
    TenFold Corp. ..........................................................                     107,500                   2,747,969
    Tumbleweed Communications Corp. ........................................                     454,700                  13,868,350
    U.S. Interactive Inc. ..................................................                     342,300                   5,690,738
    Universal Access Inc. ..................................................                      31,700                     649,850
    Verio Inc. .............................................................                   1,873,200                  70,362,075
    VERITAS Software Corp. .................................................                   2,482,650                 266,303,004
(f) Verity Inc. ............................................................                   1,572,200                  50,998,238
    Versata Inc. ...........................................................                     134,300                   4,079,363
    Viant Corp. ............................................................                     851,100                  19,575,300
    Vicinity Corp. .........................................................                     395,200                   4,693,000
    Vignette Corp. .........................................................                   1,489,200                  71,760,825
    Vitria Technology Inc. .................................................                     212,400                   7,845,525

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                RIGHTS                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
(a) TECHNOLOGY SERVICES (CONT.)
    Webmethods Inc. ............................................................                    10,200            $      918,000
    Websense Inc. ..............................................................                    35,700                 1,160,250
(f) Wind River Systems Inc. ....................................................                 3,532,524               150,794,618
    Xpedior Inc. ...............................................................                   158,600                 2,577,250
    Ziff-Davis Inc. - ZDNet ....................................................                   333,500                 4,147,906
                                                                                                                      --------------
                                                                                                                       3,078,854,266
                                                                                                                      --------------
(a) TELECOMMUNICATIONS 5.4%
    Airgate PCS Inc. ...........................................................                    45,500                 3,901,625
    Alamosa PCS Holdings Inc. ..................................................                    80,800                 2,302,800
(f) Alaska Communications Systems Holdings Inc. ................................                 2,198,700                26,384,400
    AT&T Canada Inc., B (Canada) ...............................................                   227,600                 9,701,450
    Choice One Communications Inc. .............................................                    65,600                 2,099,200
    Clearnet Communications Inc., A (Canada) ...................................                   521,500                22,359,313
    DSL.net Inc. ...............................................................                   653,600                 6,536,000
    GRIC Communications Inc. ...................................................                    70,900                 1,103,381
    Ibasis Inc. ................................................................                    99,450                 2,250,056
    ICG Communications Inc. ....................................................                 1,599,100                47,573,225
    Illuminet Holdings Inc. ....................................................                    21,900                   986,869
    Intermedia Communications Inc. .............................................                   680,000                27,710,000
    ITC Deltacom Inc. ..........................................................                   328,700                10,806,013
    MGC Communications Inc. ....................................................                   452,800                22,187,200
    Millicom International Cellular SA (Luxembourg) ............................                   878,500                46,999,750
    Net2000 Communications Inc. ................................................                    21,800                   321,550
    Pacific Gateway Exchange Inc. ..............................................                   515,100                 3,251,569
    Pinnacle Holdings Inc. .....................................................                 1,547,400                86,944,538
(f) Primus Telecommunications Group Inc., 144A .................................                 1,813,100                59,492,344
    Rhythms NetConnections Inc. ................................................                    50,900                 1,052,994
(f) Rural Cellular Corp., A ....................................................                   765,700                56,613,906
    Time Warner Telecom Inc., A ................................................                   194,400                10,643,400
    Triton PCS Holdings Inc., A ................................................                    31,500                 1,323,000
    VoiceStream Wireless Corp. .................................................                 1,869,200               185,050,800
    Western Wireless Corp., A ..................................................                 1,619,200                80,454,000
                                                                                                                      --------------
                                                                                                                         718,049,383
                                                                                                                      --------------
    TRANSPORTATION 1.7%
(a) Alaska Air Group Inc. ......................................................                   175,000                 5,031,250
(a),(f) Atlantic Coast Airlines Holdings Inc. ..................................                 1,400,000                41,825,000
    C.H. Robinson Worldwide Inc. ...............................................                 1,046,200                52,310,000
(f) Expeditors International of Washington Inc. ................................                 2,562,200               109,534,050
(a) Hub Group Inc., A ..........................................................                   300,000                 3,600,000
(a) Mesa Air Group Inc. ........................................................                 1,467,200                 9,536,800
    Tidewater Inc. .............................................................                    26,700                   794,325
                                                                                                                      --------------
                                                                                                                         222,631,425
                                                                                                                      --------------
    UTILITIES .1%
    Northwestern Corp. .........................................................                   800,000                18,400,000
                                                                                                                      --------------
    TOTAL COMMON STOCKS AND RIGHTS (COST $5,682,413,663) .......................                                      10,664,794,764
                                                                                                                      --------------

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                                                                    RIGHTS                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
        CONVERTIBLE PREFERRED STOCKS .2%
(a),(e) ELECTRONIC TECHNOLOGY .1%
        Anda Networks Inc., cvt. pfd., D .......................................                   364,431               $ 5,000,030
        Kestrel Solutions Inc., cvt. pfd., D ...................................                   239,831                 3,124,998
                                                                                                                          ----------
                                                                                                                           8,125,028
                                                                                                                          ----------

        FINANCE .1%
        Bank United Corp., 8.00%, cvt. pfd .....................................                   300,000                13,350,000
                                                                                                                          ----------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $23,124,998) ..................                                          21,475,028
                                                                                                                          ----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                 ---------
  CONVERTIBLE BONDS .5%
  CONSUMER SERVICES
  AMF Bowling Inc., cvt., zero cpn., A, 144A, 5/12/18 ...............................       $      6,190,000                 255,338
                                                                                                                          ----------
  TECHNOLOGY SERVICES .4%
  Citrix Systems Inc., cvt. sub. deb., 144A, zero cpn., 3/22/19 .....................             30,000,000              26,250,000
  Citrix Systems Inc., cvt., zero cpn., 3/22/19 .....................................             27,200,000              24,140,000
                                                                                                                          ----------
                                                                                                                          50,390,000
                                                                                                                          ----------
  UTILITIES .1%
  Primus Telecommunications Group Inc., cvt., 144A, 5.75%, 2/15/07 ..................             19,750,000              16,886,250
                                                                                                                          ----------
  Total Convertible Bonds (Cost $54,189,953) ........................................                                     67,531,588
                                                                                                                          ----------
  Total Long Term Investments (Cost $5,759,728,614) .................................                                 10,753,801,380
                                                                                                                          ----------
(c) REPURCHASE Agreement 19.3%
    Joint Repurchase Agreement, 5.706%, 5/01/00, (Maturity Value $2,563,998,083)
    (Cost $2,562,779,481) ...........................................................          2,562,779,481           2,562,779,481
    Banc of America Securities LLC (Maturity Value $320,345,922)
    Barclays Capital Inc. (Maturity Value $215,145,079)
    Bear Stearns & Co. Inc. (Maturity Value $92,201,371)
    Chase Securities Inc. (Maturity Value $215,145,079)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $215,145,079)
    Dresdner Kleinwort Benson, North America, LLC (Maturity Value $215,145,079)
    Lehman Government Securities (Maturity Value $215,145,079)
    Nesbitt Burns Securities Inc. (Maturity Value $215,145,079)
    Paine Webber Inc. (Maturity Value $215,145,079)
    Paribas Corp. (Maturity Value $215,145,079)
    Societe Generale (Maturity Value $215,145,079)
    Warburg Dillon Read LLC (Maturity Value $215,145,079)
      Collateralized by U.S. Treasury Bills & Notes

                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $8,322,508,095) 100.1% ....................................                                 13,316,580,861
  OTHER ASSETS, LESS LIABILITIES (.1%) ..............................................                                   (12,287,349)
                                                                                                                      --------------

  NET ASSETS 100.0% .................................................................                                $13,304,293,512
                                                                                                                     ===============

(a) Non-income producing.

(c) See Note 1(c) regarding joint repurchase agreement.

(e) See Note 6 regarding restricted securities.

(f) See Note 7 regarding holdings of 5% voting securities.




                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000

                                                            FRANKLIN           FRANKLIN               FRANKLIN            FRANKLIN
                                                           AGGRESSIVE         CALIFORNIA             LARGE CAP           SMALL CAP
                                                           GROWTH FUND       GROWTH FUND            GROWTH FUND         GROWTH FUND
                                                          --------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ....................        $313,077,392       $1,566,176,889         $85,573,818       $4,267,339,446
  Cost - Non-controlled affiliated issuers .......                --              7,344,207                --          1,492,389,168
                                                          ============       ==============         ===========       ==============
  Value - Unaffiliated issuers ...................         334,686,687        2,502,364,597          97,993,889        8,799,589,481
  Value - Non-controlled affiliated issuers ......                --              7,925,000                --          1,954,211,899
 Repurchase agreements, at value and cost ........                --                   --                  --          2,562,779,481
 Receivables:
  Investment securities sold .....................           7,535,886            4,064,047             970,691            7,232,470
  Capital shares sold ............................           1,905,703           11,272,265             716,319           58,051,191
  Dividends and interest .........................               8,645              449,669              32,085              486,535
 Offering costs ..................................              12,745                 --                13,003                 --
                                                          ------------       --------------         -----------      ---------------
    Total assets .................................         344,149,666        2,526,075,578          99,725,987       13,382,351,057
                                                          ------------       --------------         -----------      ---------------
Liabilities:
 Payables:
  Investment securities purchased ................          10,725,316            1,298,435             265,500           31,323,660
  Capital shares redeemed ........................             143,235            3,685,067             169,488           34,560,273
  Affiliates .....................................             444,921            2,203,558             123,363           10,911,743
  Shareholders ...................................              40,180              814,140              11,866            1,014,840
 Other liabilities ...............................               8,132               58,123               5,919              247,029
                                                          ------------       --------------         -----------      ---------------
    Total liabilities ............................          11,361,784            8,059,323             576,136           78,057,545
                                                          ------------       --------------         -----------      ---------------
      Net assets, at value .......................        $332,787,882       $2,518,016,255         $99,149,851      $13,304,293,512
                                                          ============       ==============         ===========       ==============
Net assets consist of:
 Undistributed net investment income .............     $          --        $          --       $          --            $12,646,044
 Net unrealized appreciation .....................          21,609,295          936,768,501          12,420,071        4,994,072,766
 Accumulated net realized gain (loss) ............          (1,586,962)         148,562,411            (281,457)         108,567,000
 Capital shares ..................................         312,765,549        1,432,685,343          87,011,237        8,189,007,702
                                                          ------------       --------------         -----------      ---------------
      Net assets, at value .......................        $332,787,882       $2,518,016,255         $99,149,851      $13,304,293,512
                                                          ============       ==============         ===========       ==============



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements
(continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2000

                                                            FRANKLIN             FRANKLIN             FRANKLIN           FRANKLIN
                                                          AGGRESSIVE           CALIFORNIA            LARGE CAP           SMALL CAP
                                                         GROWTH FUND           GROWTH FUND          GROWTH FUND         GROWTH FUND
                                                         ---------------------------------------------------------------------------
CLASS A:
 Net assets, at value ..........................         $171,975,595       $2,025,864,461          $39,401,695      $11,199,559,346
                                                         ===========================================================================
 Shares outstanding ............................            6,819,312           40,392,821            2,653,956          246,255,740
                                                         ===========================================================================
 Net asset value per share* ....................               $25.22               $50.15               $14.85               $45.48
                                                         ===========================================================================
 Maximum offering price per share
 (net asset value per share / 94.25%) ..........               $26.76               $53.21               $15.76               $48.25
                                                         ===========================================================================
CLASS B:
 Net assets, at value ..........................          $33,613,304          $63,959,905           $4,501,716                 --
                                                         ===========================================================================
 Shares outstanding ............................            1,334,686            1,288,530              304,852                 --
                                                         ===========================================================================
 Net asset value and maximum
 offering price per share* .....................               $25.18               $49.64               $14.77                 --
                                                         ===========================================================================
CLASS C:
 Net assets, at value ..........................          $80,472,932         $428,191,889          $35,344,603       $1,667,870,056
                                                         ===========================================================================
 Shares outstanding ............................            3,203,199            8,641,341            2,393,296           37,414,737
                                                         ===========================================================================
 Net asset value per share* ....................               $25.12               $49.55               $14.77               $44.58
                                                         ===========================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) ..........               $25.37               $50.05               $14.92               $45.03
                                                         ===========================================================================
ADVISOR CLASS:
 Net assets, at value ..........................          $46,726,051                 --           $19,901,837$          436,864,110
                                                         ===========================================================================
 Shares outstanding ............................            1,845,995                 --              1,337,772            9,551,175
                                                         ===========================================================================
 Net asset value and maximum
 offering price per share ......................               $25.31                 --                 $14.88               $45.74
                                                         ===========================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000

                                                              FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                             AGGRESSIVE         CALIFORNIA          LARGE CAP          SMALL CAP
                                                             GROWTH FUND        GROWTH FUND        GROWTH FUND        GROWTH FUND
                                                           ------------------------------------------------------------------------
Investment income:
  Dividends* (Note 3)
    Unaffiliated issuers ...............................   $       608,795    $    14,001,071    $       285,584    $    29,450,333
    Non-controlled affiliated issuers (Note 7) .........                --                 --                 --          2,772,936
  Interest .............................................            14,816          1,889,262              5,907         63,245,356
                                                           ------------------------------------------------------------------------
      Total investment income ..........................           623,611         15,890,333            291,491         95,468,625
                                                           ------------------------------------------------------------------------
Expenses:
  Management fees (Note 3) .............................           510,967          7,117,085            173,892         39,226,727
  Administrative fees (Note 3) .........................           219,264                 --             73,682                 --
  Distribution fees (Note 3)
    Class A ............................................           171,464          3,297,033             39,892         18,102,529
    Class B ............................................            88,211            204,506             15,090                 --
    Class C ............................................           225,097          2,715,639            115,883         11,880,525
  Transfer agent fees (Note 3) .........................           138,454          2,333,235             29,115         11,152,208
  Custodian fees .......................................             1,095             16,275                381             92,688
  Reports to shareholders ..............................            13,374            322,685              4,564          1,035,857
  Registration and filing fees .........................            42,048            146,339             12,202            644,518
  Professional fees ....................................             8,981             53,493              6,064            203,240
  Trustees' fees and expenses ..........................               821             20,166                319            106,322
  Amortization of offering costs (Note 1) ..............            90,964                 --             91,023                 --
  Other ................................................               914             33,439                560            149,501
                                                           ------------------------------------------------------------------------
      Total expenses ...................................         1,511,654         16,259,895            562,667         82,594,115
      Expenses waived/paid by affiliate (Note 3) .......           (47,853)                --            (60,626)                --
                                                           ------------------------------------------------------------------------
        Net expenses ...................................         1,463,801         16,259,895            502,041         82,594,115
                                                           ------------------------------------------------------------------------
          Net investment income (loss) .................          (840,190)          (369,562)          (210,550)        12,874,510
                                                           ------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments in unaffiliated issuers ................         1,406,586        209,962,858           (143,706)       343,480,730
    Investments in non-controlled affiliated issuers
      (Note 7) .........................................                --                 --                 --        (61,051,569)
    Foreign currency transactions ......................            (3,396)                --                 --           (228,311)
                                                           ------------------------------------------------------------------------
        Net realized gain (loss) .......................         1,403,190        209,962,858           (143,706)       282,200,850
    Net unrealized appreciation on investments: ........        21,609,295        707,495,834         12,420,071      4,340,182,573
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain .......................        23,012,485        917,458,692         12,276,365      4,622,383,423
                                                           ------------------------------------------------------------------------
Net increase in net assets resulting from operations ...   $    22,172,295    $   917,089,130    $    12,065,815    $ 4,635,257,933
                                                           ========================================================================


* Net of foreign taxes and fees of $207, $2,024, $1,878, and $49,308 for the Franklin Aggressive Growth Fund, Franklin California Growth Fund, Franklin Large Cap Growth Fund and Franklin Small Cap Growth Fund, respectively.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                                           FRANKLIN                     FRANKLIN
                                                                          AGGRESSIVE                   CALIFORNIA
                                                                          GROWTH FUND                  GROWTH FUND
                                                                        -----------------------------------------------------
                                                                            2000(a)              2000               1999
                                                                        -----------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................................   $      (840,190)   $      (369,562)   $     2,495,653
    Net realized gain (loss) from investments and foreign
      currency transactions .........................................         1,403,190        209,962,858        (60,726,763)
    Net unrealized appreciation on investments and translation of
      assets and liabilities denominated in foreign currencies ......        21,609,295        707,495,834        115,471,275
                                                                        -----------------------------------------------------
          Net increase in net assets resulting from operations ......        22,172,295        917,089,130         57,240,165
  Distributions to shareholders from:
    Net investment income:
      Class A .......................................................           (35,724)        (2,379,497)        (4,374,577)
      Class B .......................................................              (931)            (9,812)                --
      Class C .......................................................                --           (107,868)              (606)
      Advisor Class .................................................           (44,448)                --                 --
    Net realized gains:
      Class A .......................................................          (919,936)                --        (15,717,424)
      Class B .......................................................          (147,024)                --                 --
      Class C .......................................................          (367,784)                --         (3,127,611)
      Advisor Class .................................................          (731,226)                --                 --
                                                                        -----------------------------------------------------
    Total distributions to shareholders .............................        (2,247,073)        (2,497,177)       (23,220,218)
    Capital share transactions: (Note 2)
      Class A .......................................................       171,716,009        488,036,697         32,435,619
      Class B .......................................................        33,589,716         55,673,390          2,564,716
      Class C .......................................................        81,820,441        117,149,571         29,589,278
      Advisor Class .................................................        25,736,494                 --                 --
                                                                        -----------------------------------------------------
    Total capital share transactions ................................       312,862,660        660,859,658         64,589,613
          Net increase in net assets ................................       332,787,882      1,575,451,611         98,609,560
  Net assets:
    Beginning of year ...............................................                --        942,564,644        843,955,084
                                                                        -----------------------------------------------------
    End of year .....................................................   $   332,787,882    $ 2,518,016,255    $   942,564,644
                                                                        =====================================================
  Undistributed net investment income included in net assets:
    End of year .....................................................   $            --    $            --    $     2,370,910
                                                                        =====================================================




(a)  For the period June 23, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                                            FRANKLIN                      FRANKLIN
                                                                            LARGE CAP                     SMALL CAP
                                                                           GROWTH FUND                   GROWTH FUND
                                                                        --------------------------------------------------------
                                                                             2000(a)              2000                1999
                                                                        --------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................................   $       (210,550)   $     12,874,510    $      8,864,522
    Net realized gain (loss) from investments and foreign
      currency transactions .........................................           (143,706)        282,200,850        (109,863,505)
    Net unrealized appreciation on investments and translation
      of assets and liabilities denominated in foreign currencies ...         12,420,071       4,340,182,573           7,888,123
                                                                        --------------------------------------------------------
          Net increase (decrease) in net assets
            resulting from operations ...............................         12,065,815       4,635,257,933         (93,110,860)
  Distributions to shareholders from:
    Net investment income:
      Class A .......................................................             (6,366)         (8,352,984)        (24,920,845)
      Advisor Class .................................................            (17,052)           (475,439)         (1,373,343)
    Net realized gains:
      Class A .......................................................                 --         (50,760,225)        (31,374,289)
      Class C .......................................................                 --          (8,644,938)         (6,067,928)
      Advisor Class .................................................                 --          (2,071,882)         (1,280,976)
                                                                        --------------------------------------------------------
    Total distributions to shareholders .............................            (23,418)        (70,305,468)        (65,017,381)
    Capital share transactions: (Note 2)
      Class A .......................................................         36,180,213       3,193,018,064         418,158,255
      Class B .......................................................          3,951,744                  --                  --
      Class C .......................................................         31,603,097         251,757,129          64,646,406
      Advisor Class .................................................         15,372,400         110,511,362          51,015,284
                                                                        --------------------------------------------------------
    Total capital share transactions ................................         87,107,454       3,555,286,555         533,819,945
          Net increase in net assets ................................         99,149,851       8,120,239,020         375,691,704
  Net assets:
    Beginning of year ...............................................                 --       5,184,054,492       4,808,362,788
                                                                        --------------------------------------------------------
    End of year .....................................................   $     99,149,851    $ 13,304,293,512    $  5,184,054,492
                                                                        ========================================================
  Undistributed net investment income included in net assets:
    End of year .....................................................   $             --    $     12,646,044    $      8,828,268
                                                                        ========================================================




(a)  For the period June 7, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective May 1, 2000, the Franklin Small Cap Growth Fund was renamed the Franklin Small Cap Growth Fund I and the Franklin Strategic Series began offering shares of the Franklin Small Cap Growth Fund II.

On February 15, 2000, the Board of Trustees for the Franklin Strategic Series approved a proposal to merge Franklin MidCap Growth Fund into Franklin California Growth Fund, subject to shareholder approval.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin California Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, & ADVISOR CLASS        CLASS A, CLASS B, & CLASS C          CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund           Franklin California Growth Fund      Franklin Aggressive Growth Fund
                                                                              Franklin Large Cap Growth Fund



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                      FRANKLIN                              FRANKLIN
                                                              AGGRESSIVE GROWTH FUND(a)              CALIFORNIA GROWTH FUND
                                                            -------------------------------------------------------------------
                                                              SHARES           AMOUNT               SHARES           AMOUNT
                                                            -------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2000
  Shares sold ......................................         9,199,950    $   228,039,109         40,682,193    $ 1,739,833,942
  Shares issued in reinvestment of distributions ...            41,575            868,510             87,505          2,238,602
  Shares redeemed ..................................        (2,422,213)       (57,191,610)       (30,612,722)    (1,254,035,847)
                                                            -------------------------------------------------------------------
  Net increase .....................................         6,819,312    $   171,716,009         10,156,976    $   488,036,697
                                                            ===================================================================
Year ended April 30, 1999
  Shares sold ......................................                                              16,494,382    $   386,947,861
  Shares issued in reinvestment of distributions ...                                                 825,009         18,676,674
  Shares redeemed ..................................                                             (15,966,155)      (373,188,916)
                                                                                                 ------------------------------
  Net increase .....................................                                               1,353,236    $    32,435,619
                                                                                                 ==============================
CLASS B SHARES:
Year ended April 30, 2000
  Shares sold ......................................         1,415,432    $    35,839,371          1,224,381    $    57,540,240
  Shares issued in reinvestment of distributions ...             5,883            122,903                366              9,348
  Shares redeemed ..................................           (86,629)        (2,372,558)           (39,396)        (1,876,198)
                                                            -------------------------------------------------------------------
  Net increase .....................................         1,334,686    $    33,589,716          1,185,351    $    55,673,390
                                                            ===================================================================
Year ended April 30, 1999(b)
  Shares sold ......................................                                                 103,431    $     2,570,873
  Shares redeemed ..................................                                                    (252)            (6,157)
                                                                                                 ------------------------------
  Net increase .....................................                                                 103,179    $     2,564,716
                                                                                                 ==============================
CLASS C SHARES:
Year ended April 30, 2000
  Shares sold ......................................         3,542,640    $    90,778,820          3,758,694    $   167,987,977
  Shares issued in reinvestment of distributions ...            16,200            338,092              3,833             97,626
  Shares redeemed ..................................          (355,641)        (9,296,471)        (1,336,546)       (50,936,032)
                                                            -------------------------------------------------------------------
  Net increase .....................................         3,203,199    $    81,820,441          2,425,981    $   117,149,571
                                                            ===================================================================
Year ended April 30, 1999
  Shares sold ......................................                                               3,010,549    $    70,453,473
  Shares issued in reinvestment of distributions ...                                                 128,580          2,895,577
  Shares redeemed ..................................                                              (1,868,591)       (43,759,772)
                                                                                                 ------------------------------
  Net increase .....................................                                               1,270,538    $    29,589,278
                                                                                                 ==============================



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN
                                                          AGGRESSIVE GROWTH FUND(a)
                                                          -------------------------
                                                            SHARES        AMOUNT
                                                          -------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2000
 Shares sold .......................................      2,545,707    $ 41,383,189
 Shares issued in reinvestment of distributions ....         35,243         737,625
 Shares redeemed ...................................       (734,955)    (16,384,320)
                                                          -------------------------
 Net increase ......................................      1,845,995    $ 25,736,494
                                                          =========================


(a)  For the period June 23, 1999 (effective date) to April 30, 2000.

(b) For the Franklin California Growth Fund, for the period January 1, 1999 (effective date) to April 30, 1999.

                                                                         FRANKLIN                              FRANKLIN
                                                                 LARGE CAP GROWTH FUND(c)                SMALL CAP GROWTH FUND
                                                              ---------------------------------------------------------------------
                                                                SHARES          AMOUNT                SHARES            AMOUNT
                                                              ---------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2000
  Shares sold ......................................          2,924,412    $     39,983,795         288,032,174    $ 11,002,537,784
  Shares issued in reinvestment of distributions ...                425               5,394           1,370,984          52,139,031
  Shares redeemed ..................................           (270,881)         (3,808,976)       (215,619,217)     (7,861,658,751)
                                                              ---------------------------------------------------------------------
  Net increase .....................................          2,653,956    $     36,180,213          73,783,941    $  3,193,018,064
                                                              =====================================================================
Year ended April 30, 1999
  Shares sold ......................................                                                161,810,259    $  3,545,958,486
  Shares issued in reinvestment of distributions ...                                                  2,486,084          51,561,607
  Shares redeemed ..................................                                               (144,463,351)     (3,179,361,838)
                                                                                                   --------------------------------
  Net increase .....................................                                                 19,832,992    $    418,158,255
                                                                                                   ================================
CLASS B SHARES:
Year ended April 30, 2000
  Shares sold ......................................            312,870    $      4,073,874
  Shares redeemed ..................................             (8,018)           (122,130)
                                                              -----------------------------
  Net increase .....................................            304,852    $      3,951,744
                                                              =============================
CLASS C SHARES:
Year ended April 30, 2000
  Shares sold ......................................          2,641,224    $     35,011,789          11,524,782    $    447,983,335
  Shares issued in reinvestment of distributions ...                 --                  --             202,348           7,563,366
  Shares redeemed ..................................           (247,928)         (3,408,692)         (5,758,041)       (203,789,572)
                                                              ---------------------------------------------------------------------
  Net increase .....................................          2,393,296    $     31,603,097           5,969,089    $    251,757,129
                                                              =====================================================================
Year ended April 30, 1999
  Shares sold ......................................                                                 13,842,560    $    300,359,397
  Shares issued in reinvestment of distributions ...                                                    260,342           5,339,598
  Shares redeemed ..................................                                                (11,256,132)       (241,052,589)
                                                                                                   --------------------------------
  Net increase .....................................                                                  2,846,770    $     64,646,406
                                                                                                   ================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                FRANKLIN                               FRANKLIN
                                                         LARGE CAP GROWTH FUND(c)                SMALL CAP GROWTH FUND
                                                       --------------------------------------------------------------------
                                                        SHARES             AMOUNT             SHARES              AMOUNT
                                                       --------------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2000
 Shares sold                                           1,572,648        $ 18,058,940         6,861,496        $ 262,240,429
 Shares issued in reinvestment of distributions            1,229              15,598            52,137            1,992,113

 Shares redeemed                                        (236,105)         (2,702,138)       (4,156,748)        (153,721,180)
                                                       --------------------------------------------------------------------
 Net increase                                          1,337,772        $ 15,372,400         2,756,885        $ 110,511,362
                                                       ====================================================================
Year ended April 30, 1999
 Shares sold                                                                                 6,726,880        $ 148,222,012
 Shares issued in reinvestment of distributions                                                 95,743            1,989,524
 Shares redeemed                                                                            (4,591,816)         (99,196,252)
                                                                                             ------------------------------
 Net increase                                                                                2,230,807        $  51,015,284
                                                                                             ==============================

(c)  For the period June 7, 1999 (effective date) to April 30, 2000.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/ Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                                        FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN
                                       AGGRESSIVE         CALIFORNIA          LARGE CAP         SMALL CAP
                                       GROWTH FUND        GROWTH FUND        GROWTH FUND       GROWTH FUND
                                       -------------------------------------------------------------------
Dividend Income                         $599,786          $6,106,375          $166,883         $1,822,138

The Franklin California Growth Fund and the Franklin Small Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       ----------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     Over $250 million, up to and including $10 billion
          .440%     Over $10 billion, up to and including $12.5 billion
          .420%     Over 12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)


The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:


       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       -------------------------------------

          .500%     First $500 million
          .400%     Over $500 million, up to and including $1 billion
          .350%     Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative and management fees for the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:



                                   FRANKLIN          FRANKLIN          FRANKLIN         FRANKLIN
                                  AGGRESSIVE        CALIFORNIA         LARGE CAP        SMALL CAP
                                  GROWTH FUND       GROWTH FUND       GROWTH FUND      GROWTH FUND
                                  ----------------------------------------------------------------
Class A                               .35%              .25%              .35%             .25%
Class B                              1.00%             1.00%             1.00%             --
Class C                              1.00%             1.00%             1.00%            1.00%


Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:


                                                       FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN
                                                      AGGRESSIVE         CALIFORNIA          LARGE CAP         SMALL CAP
                                                      GROWTH FUND        GROWTH FUND        GROWTH FUND       GROWTH FUND
                                                      -------------------------------------------------------------------
Net commissions paid                                  $1,550,322         $3,158,810          $222,310         $8,418,109
Contingent deferred sales charges                     $   71,011         $  122,929          $  5,889         $  319,296

The Funds paid transfer agent fees of $13,653,012 of which $8,181,404 was paid to Investor Services.

At April 30, 2000, Advisers and/or investment companies managed by Advisers owned 12.70% and 20.27% of the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, respectively.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Included in professional fees are legal fees of $57,009 that were paid to a law firm in which a partner of the law firm is an officer of the Fund.

4. INCOME TAXES

At April 30, 2000, the Franklin Small Cap Growth Fund had deferred capital losses and currency losses occurring subsequent to October 31, 1999 of $23,645,230 and $4,112, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                       FRANKLIN          FRANKLIN      FRANKLIN        FRANKLIN
                                                      AGGRESSIVE        CALIFORNIA     LARGE CAP       SMALL CAP
                                                      GROWTH FUND       GROWTH FUND   GROWTH FUND     GROWTH FUND
                                                     --------------------------------------------------------------
Investments at cost                                  $314,775,662     $1,582,351,394  $86,164,967    $8,322,839,386
                                                     ==============================================================
Unrealized appreciation                              $ 64,222,090     $1,073,600,596  $17,054,186    $5,871,186,319
Unrealized depreciation                               (44,311,065)      (145,662,393)  (5,225,264)     (877,444,844)
                                                     --------------------------------------------------------------
Net unrealized appreciation                          $ 19,911,025     $  927,938,203  $11,828,922    $4,993,741,475
                                                     ==============================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2000 were as follows:

                                                      FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                     AGGRESSIVE     CALIFORNIA      LARGE CAP      SMALL CAP
                                                     GROWTH FUND    GROWTH FUND    GROWTH FUND    GROWTH FUND
                                                     ----------------------------------------------------------
Purchases                                            $467,111,258  $1,371,819,723  $113,326,845  $3,325,436,052
Sales                                                $172,977,940  $  912,853,296  $ 36,117,714  $1,884,540,948

6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at April 30, 2000 are as follows:

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

6. RESTRICTED SECURITIES (CONT.)

                                                                      ACQUISITION
  SHARES   ISSUER                                                        DATE         COST         VALUE
-----------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND

   31,328   eMachines Inc. (.07% of net assets)                         8/16/99    $  199,998   $   241,421
                                                                                                ===========
FRANKLIN CALIFORNIA GROWTH FUND
  145,772   Anda Networks Inc., cvt. pfd., D                            3/24/00    $2,000,000   $ 2,000,006
  783,208   eMachines Inc.                                              8/16/99     5,000,000     6,035,597
  105,708   Encommerce, cvt. pfd.                                       2/2/00        999,998       999,998
  124,712   Kestrel Solutions Inc., cvt. pfd., D                        1/20/00     1,624,997     1,624,997
                                                                                                -----------
            TOTAL RESTRICTED SECURITIES (.42% of net assets)                                    $10,660,598
                                                                                                ===========

FRANKLIN SMALL CAP GROWTH FUND

  364,431   Anda Networks Inc., cvt. pfd., D                            3/24/00    $5,000,000   $ 5,000,030
1,378,446   eMachines Inc.                                              8/16/99     8,799,999    10,622,649
  239,831   Kestrel Solutions Inc., cvt. pfd., D                        1/20/00     3,124,998     3,124,998
                                                                                                -----------
            TOTAL RESTRICTED SECURITIES (.14% of net assets)                                    $18,747,677
                                                                                                ===========

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends, interest income, and net realized capital gains (losses), at April 30, 2000 were as shown below.

                                   NUMBER OF SHARES                          NUMBER OF SHARES
                                        HELD AT        GROSS        GROSS         HELD AT        VALUE AT   DIVIDEND  NET REALIZED
NAME OF ISSUER                     BEGINNING OF YEAR  ADDITIONS  REDUCTIONS     END OF YEAR    END OF YEAR   INCOME    GAIN/LOSS
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc.                        400,000              --          --        400,000     $ 7,925,000      --             --
                                                                                               -----------------------------------
       TOTAL NON-CONTROLLED
          AFFILIATED ISSUERS                                                                   $ 7,925,000     $--    $        --
                                                                                               ===================================
FRANKLIN SMALL CAP GROWTH FUND:
Activision Inc.                       1,294,400              --   1,294,400             --              --      --     (7,499,259)
Alaska Communications Systems
 Holding Inc.                                --       2,198,700          --      2,198,700      26,384,400      --             --
Applied Graphics
 Technologies Inc.                    1,319,000              --   1,319,000             --              --      --    (54,086,350)
Aspeon Inc. (formally known as
 Javelin Systems Inc.)                  499,100         251,800     750,900             --              --      --      3,256,482
Atlantic Coast Airlines
 Holdings Inc.                        1,400,000              --          --      1,400,000      41,825,000      --             --
Atwood Oceanics Inc.                  1,216,600              --          --      1,216,600      73,756,375      --             --
AVT Corp.(a)                          1,674,800              --     418,600      1,256,200               *      --     (1,013,322)
Barrett Resources Corp.               1,790,900         200,000     130,000      1,860,900      59,083,575      --      1,777,418
Basin Exploration Inc.                       --       1,425,200          --      1,425,200      19,952,800      --             --
Catalytica Inc.                       1,965,733              --          --      1,965,733      21,868,780      --             --
Catapult Communications Corp.           627,000          53,900      24,100        656,800       5,459,650      --        388,049

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                 NUMBER OF SHARES                          NUMBER OF SHARES
                                      HELD AT        GROSS        GROSS         HELD AT        VALUE AT    DIVIDEND   NET REALIZED
NAME OF ISSUER                   BEGINNING OF YEAR  ADDITIONS  REDUCTIONS     END OF YEAR    END OF YEAR    INCOME     GAIN/LOSS
----------------------------------------------------------------------------------------------------------------------------------


FRANKLIN SMALL CAP GROWTH FUND:
 (CONT.)
Clarus Corp.                              --          974,000          --          974,000   $ 39,142,625  $       --  $         --
Classic Communications Inc., A            --          590,900          --          590,900      7,164,663          --            --
Coherent Inc.                      1,763,400               --          --        1,763,400    101,946,563          --            --
Com21 Inc.                         1,294,000               --     736,400          557,600              *          --    (2,729,399)
Core Laboratories NV
 (Netherlands)                     1,632,400               --          --        1,632,400     46,319,350          --            --
Cumulus Media Inc., A                785,000          578,500     181,700        1,181,800              *          --     1,174,510
Expeditors International of
 Washington Inc.(b)                2,562,200               --          --        2,562,200    109,534,050     256,220            --
FLIR Systems Inc.                  1,028,600               --          --        1,028,600      7,585,925          --            --
Gibraltar Steel Corp.              1,012,800               --          --        1,012,800     17,470,800     101,280            --
Grey Wolf Inc.                            --       11,329,800          --       11,329,800     46,027,313          --            --
HNC Software Inc.                  1,348,200          388,000          --        1,736,200     85,941,900          --            --
H.T.E. Inc.                        1,227,100               --     618,000          609,100              *          --    (3,175,484)
Inhale Therapeutic Systems
   Inc.(c)                         1,592,066          283,800          --        1,875,866    116,069,147          --            --
Innkeepers USA Trust               2,102,800               --          --        2,102,800     18,925,200   2,355,136            --
Insight Communications
 Co. Inc., A                              --        4,090,800          --        4,090,800     83,350,050          --            --
Integrated Systems Inc.(d)         1,857,200               --   1,857,200               --             --          --    (1,056,045)
Interep National Radio
  Sales Inc.                              --          489,100          --          489,100      2,812,325          --            --
Itron Inc.                         1,159,800               --      41,500        1,118,300      6,430,225          --      (716,076)
Komag Inc.                         4,207,100               --     600,200        3,606,900     10,595,269          --   (13,314,267)
Ladish Co. Inc.                      971,600               --     971,600               --             --          --    (6,841,588)
MeriStar Hotels & Resorts Inc.     1,330,000               --          --        1,330,000              *          --            --
Mesa Air Group Inc.                1,467,200               --          --        1,467,200              *          --            --
Mettler-Toledo International
   Inc                             1,886,600          871,900          --        2,758,500     95,168,250          --            --
Micromuse Inc.(e)                  1,920,000               --     419,600        1,500,400              *          --    15,532,671
MicroStrategy Inc., A(f)             647,100               --     647,100               --             --          --    43,410,573
Natural MicroSystems Corp.           646,600               --     282,400          364,200              *          --      (902,309)
Navidec Inc.                              --          748,200      82,000          666,200      5,621,063          --       154,165
Newfield Exploration Co.           2,338,600               --     200,000        2,138,600     86,880,625          --       865,890
Newport Corp.                        512,500               --          --          512,500     62,172,656      20,500            --
Nuevo Energy Co.                   1,075,500               --          --        1,075,500     18,821,250          --            --
Pacific Gateway Exchange Inc.      1,015,700               --     500,600          515,100             --          --   (13,503,988)
Pennaco Energy Inc.                       --        1,704,500          --        1,704,500     25,460,969          --            --
Perceptron Inc.                      793,500               --      71,500          722,000      3,249,000          --    (1,844,730)
Pharmaceutical Product
 Development Inc.                  1,300,000               --          --        1,300,000     21,856,250          --            --
Prime Hospitality Corp.            3,020,500               --   3,020,500               --             --          --   (18,659,561)
Primus Telecommunications
 Group Inc., 144A                  1,406,100          726,100     319,100        1,813,100     59,492,344          --     3,193,359

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                             NUMBER OF SHARES                          NUMBER OF SHARES
                                  HELD AT        GROSS        GROSS         HELD AT        VALUE AT        DIVIDEND    NET REALIZED
NAME OF ISSUER               BEGINNING OF YEAR  ADDITIONS  REDUCTIONS     END OF YEAR    END OF YEAR        INCOME      GAIN/LOSS
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH
  FUND: (CONT.)
Range Resources Corp.         1,990,000         906,900            --     2,896,900      $    4,345,350  $     39,800           $--
RSA Security Inc. (formally
 known as Security Dynamics)  2,445,000              --       225,000     2,220,000         130,286,250            --       (53,903)
Rural Cellular Corp., A         690,800         119,000        44,100       765,700          56,613,906            --     1,047,873
Serologicals Corp.            2,022,700              --            --     2,022,700           7,332,288            --            --
Silicon Valley Bancshares     1,293,600          57,500            --     1,351,100          83,430,425            --            --
SOS Staffing Services Inc.      872,400              --       178,500       693,900           2,168,438            --    (3,938,295)
Spectra-Physics Lasers Inc.   1,016,300              --     1,016,300            --                  --            --     4,541,795
Tom Brown Inc.                2,095,800              --       151,000     1,944,800          36,951,200            --    (1,404,891)
Tropical Sportswear
 International Corp.            400,500              --       400,500            --                  --            --     1,735,669
US Liquids Inc.               1,500,800              --       497,400     1,003,400           5,769,550            --    (7,390,556)
Varco International Inc.      5,162,500              --            --     5,162,500          64,531,250            --            --
Verity Inc.(g)                       --       1,572,200            --     1,572,200          50,998,238            --            --
Visible Genetics, Inc.
 (Canada)                            --         943,700            --       943,700          34,621,994            --            --
Wind River Systems Inc.
 (formally known as
 Integated Systems Inc.)      1,966,500       1,566,024            --     3,532,524         150,794,618            --            --
                                                                                         ------------------------------------------
   TOTAL NON-CONTROLLED
     AFFILIATED ISSUERS                                                                  $1,954,211,899  $  2,772,936  $(61,051,569)
                                                                                         ==========================================

*    As of April 30, 2000, no longer an affiliate.

(a) Reflects a 2:1 stock split during the current period. Balance as of 4/30/99 was 837,400.

(b) Reflects a 2:1 stock split during the current period. Balance as of 4/30/99 was 1,281,100.

(c)  Includes bond to stock conversion.

(d) Integrated Systems Inc. merged with Wind River Systems Inc. in February 2000. For every 1 share of Integrated Systems Inc. held (1,702,200) the fund received .92 shares of Wind River Systems Inc.

(e) Reflects a 2:1 stock split which occurred after the sales of 209,800 shares. Shares received from stock split were 750,200.

(f) Reflects a 2:1 stock split which occurred after the sales of 205,100 shares. Shares received from stock split were 221,000.

(g) Reflects a 2:1 stock split which occurred after the initial purchase of 786,100 shares.


8. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Growth Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $2,292,067 for the period ended April 30, 2000. At April 30, 2000, there were no securities on loan.

FRANKLIN STRATEGIC SERIES

Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN STRATEGIC SERIES


In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 7, 2000

FRANKLIN STRATEGIC SERIES

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended April 30, 2000.

                                          CAPITAL GAINS
                                          20% RATE GAIN
                                          -------------

        Franklin California Growth Fund   $114,139,612
        Franklin Small Cap Growth Fund      99,444,249

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2000.

        FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
       AGGRESSIVE    CALIFORNIA      LARGE CAP      SMALL CAP
       GROWTH FUND   GROWTH FUND    GROWTH FUND    GROWTH FUND
       -------------------------------------------------------

          .34%          100%           100%           100%






SHAREHOLDER LETTER



Dear Shareholder:

This annual report for the Franklin Strategic Series covers the 12 months ended April 30, 2000.

A RED HOT ECONOMY
During the year under review, the U.S. economy continued to advance at a blistering pace. Gross domestic product (GDP) grew at a rate of 4.4%, corporate profits were robust, unemployment sank to its lowest rate in 30 years, and inflation seemed to pose no problem to most investors. Not included in this group was Alan Greenspan, chairman of the U.S. Federal Reserve Board (the Fed). Attempting to cool down a super-heated economy, and prevent future inflation, the Fed raised the federal funds target rate five times between June 1999 and the close of the reporting period.

WALL STREET WHIPLASH The U.S. stock market rose and fell so frequently during the reporting period that describing it as volatile would be an understatement. On April 30, 1999, the Dow Jones(R) Industrial Average (the Dow) stood at 10789.04. A year later, it was 10733.91. The National Association of Securities Dealers Automated Quotation System (Nasdaq(R)) started the fiscal year at 2542.85 and ended it at 3860.66.(1) But opening and closing numbers don't begin to tell the story. What happened in between was enough to make investors bullish, bearish or merely bewildered.


CONTENTS

Shareholder Letter ..............................    1

Fund Reports

 Franklin Biotechnology Discovery Fund ..........    5

 Franklin Global Communications Fund ............   11

 Franklin Global Health Care Fund ...............   20

 Franklin Natural Resources Fund ................   30

Financial Highlights & Statement of Investments..   39

Financial Statements ............................   58

Notes to Financial Statements ...................   63

Independent Auditors' Report ....................   70

Tax Designation .................................   71

For example, during the week ended October 15, the Dow fell 630 points, its biggest weekly percentage drop in over a decade. Then, shrugging off worries about inflation and rising interest rates, it proceeded to gain 710 points by October 29. The Nasdaq had its share of ups and downs, too. Starting the fiscal year with a bang, it closed 1999 at 4069.31. But after welcoming the new millennium with virtually no Y2K problems, it fell 2.8% on March 11, then appeared to recover somewhat in the following weeks, only to drop another 355 points on April 14. And, as you can see from the graph on page 3, whenever the Nasdaq rose during the latter part of the period, the Dow seemed to decline, and vice versa.

HOW TO HANDLE THE TURBULENCE While seesawing such as this can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to consult with your investment representative, focus on your long-term goals rather than short-term market cycles, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

1. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00).



NATIONAL  ASSOCIATION OF SECURITIES DEALERS
AUTOMATED QUOTATION SYSTEM (NASDAQ)
AND DOW JONES INDUSTRIAL AVERAGE (DJIA)
Daily Prices
(4/30/99-4/30/00)

Date          NASDAQ        DJIA

4/30/99       2542.85       10789.04
5/3/99        2535.58       11014.69
5/4/99        2485.12       10886.11
5/5/99        2534.45       10955.41
5/6/99        2472.28       10946.82
5/7/99        2503.62       11031.59
5/10/99       2526.39       11007.25
5/11/99       2566.68       11026.15
5/12/99       2606.54       11000.37
5/13/99       2582.00       11107.19
5/14/99       2527.86       10913.32
5/17/99       2561.84       10853.47
5/18/99       2558.36       10836.95
5/19/99       2577.40       10887.39
5/20/99       2542.23       10866.74
5/21/99       2520.14       10829.28
5/24/99       2453.66       10654.67
5/25/99       2380.90       10531.09
5/26/99       2427.18       10702.16
5/27/99       2419.15       10466.93
5/28/99       2470.52       10559.74
6/1/99        2412.03       10596.26
6/2/99        2432.41       10577.89
6/3/99        2403.32       10663.69
6/4/99        2478.34       10799.84
6/7/99        2524.21       10909.38
6/8/99        2474.56       10765.64
6/9/99        2519.35       10690.29
6/10/99       2484.62       10621.27
6/11/99       2447.88       10490.51
6/14/99       2398.31       10563.33
6/15/99       2414.67       10594.99
6/16/99       2517.83       10784.95
6/17/99       2544.15       10841.63
6/18/99       2563.44       10855.56
6/21/99       2630.28       10815.98
6/22/99       2580.26       10721.63
6/23/99       2598.12       10666.86
6/24/99       2553.99       10534.83
6/25/99       2552.65       10552.56
6/28/99       2602.44       10655.15
6/29/99       2642.11       10815.35
6/30/99       2686.12       10970.80
7/1/99        2706.18       11066.42
7/2/99        2741.02       11139.24
7/6/99        2736.78       11135.12
7/7/99        2743.04       11187.36
7/8/99        2771.86       11126.89
7/9/99        2793.07       11193.70
7/12/99       2790.44       11200.98
7/13/99       2778.23       11175.02
7/14/99       2818.13       11148.10
7/15/99       2839.37       11186.41
7/16/99       2864.48       11209.84
7/19/99       2830.29       11187.68
7/20/99       2732.18       10996.13
7/21/99       2761.77       11002.78
7/22/99       2684.44       10969.22
7/23/99       2692.40       10910.96
7/26/99       2619.19       10863.16
7/27/99       2679.33       10979.04
7/28/99       2705.84       10972.07
7/29/99       2640.01       10791.29
7/30/99       2638.49       10655.15
8/2/99        2623.63       10645.96
8/3/99        2587.99       10677.31
8/4/99        2540.00       10674.77
8/5/99        2565.83       10793.82
8/6/99        2547.97       10714.03
8/9/99        2518.98       10707.70
8/10/99       2490.11       10655.15
8/11/99       2564.98       10787.80
8/12/99       2549.49       10789.39
8/13/99       2637.81       10973.65
8/16/99       2645.28       11046.79
8/17/99       2671.22       11117.08
8/18/99       2657.73       10991.38
8/19/99       2621.43       10963.84
8/20/99       2648.33       11100.61
8/23/99       2719.57       11299.76
8/24/99       2752.37       11283.30
8/25/99       2805.60       11326.04
8/26/99       2774.62       11198.45
8/27/99       2758.90       11090.17
8/30/99       2712.69       10914.13
8/31/99       2739.35       10829.28
9/1/99        2750.80       10937.88
9/2/99        2734.24       10843.21
9/3/99        2843.11       11078.45
9/7/99        2837.26       11034.13
9/8/99        2808.74       11036.34
9/9/99        2852.02       11079.40
9/10/99       2887.06       11028.43
9/13/99       2844.77       11030.33
9/14/99       2868.29       10910.33
9/15/99       2814.17       10801.42
9/16/99       2806.72       10737.46
9/17/99       2869.62       10803.63
9/20/99       2886.15       10823.90
9/21/99       2821.10       10598.47
9/22/99       2858.16       10524.07
9/23/99       2749.83       10318.59
9/24/99       2740.41       10279.33
9/27/99       2761.75       10303.39
9/28/99       2756.25       10275.53
9/29/99       2730.27       10213.48
9/30/99       2746.16       10336.95
10/1/99       2736.85       10273.00
10/4/99       2795.97       10401.23
10/5/99       2799.67       10400.59
10/6/99       2857.21       10588.34
10/7/99       2860.70       10537.05
10/8/99       2886.57       10649.76
10/11/99      2915.95       10648.18
10/12/99      2872.43       10417.06
10/13/99      2801.27       10232.16
10/14/99      2806.84       10286.61
10/15/99      2731.83       10019.71
10/18/99      2689.15       10116.28
10/19/99      2688.18       10204.93
10/20/99      2788.13       10392.36
10/21/99      2801.95       10297.69
10/22/99      2816.52       10470.25
10/25/99      2815.95       10349.93
10/26/99      2811.47       10302.13
10/27/99      2802.52       10394.89
10/28/99      2875.22       10622.53
10/29/99      2966.43       10729.86
11/1/99       2967.65       10648.51
11/2/99       2981.63       10581.84
11/3/99       3028.51       10609.06
11/4/99       3055.95       10639.64
11/5/99       3102.29       10704.48
11/8/99       3143.97       10718.85
11/9/99       3125.04       10617.32
11/10/99      3155.96       10597.74
11/11/99      3197.29       10595.30
11/12/99      3221.15       10769.32
11/15/99      3219.54       10760.75
11/16/99      3293.05       10932.33
11/17/99      3269.39       10883.09
11/18/99      3347.11       11035.70
11/19/99      3369.25       11003.89
11/22/99      3392.56       11089.52
11/23/99      3342.87       10995.63
11/24/99      3420.50       11008.17
11/26/99      3447.81       10988.91
11/29/99      3421.37       10947.92
11/30/99      3336.16       10877.81
12/1/99       3353.71       10998.39
12/2/99       3452.78       11039.06
12/3/99       3520.63       11286.18
12/6/99       3546.01       11225.01
12/7/99       3586.92       11106.65
12/8/99       3586.08       11068.12
12/9/99       3594.17       11134.79
12/10/99      3620.23       11224.70
12/13/99      3658.15       11192.59
12/14/99      3571.66       11160.17
12/15/99      3621.95       11225.32
12/16/99      3715.06       11244.89
12/17/99      3753.06       11257.43
12/20/99      3783.87       11144.27
12/21/99      3911.15       11200.54
12/22/99      3937.30       11203.60
12/23/99      3969.44       11405.76
12/27/99      3975.38       11391.08
12/28/99      3972.11       11476.71
12/29/99      4041.46       11484.66
12/30/99      4036.87       11452.86
12/31/99      4069.31       11497.12
 1/3/00       4131.15       11357.51
 1/4/00       3901.69       10997.93
 1/5/00       3877.54       11122.65
 1/6/00       3727.13       11253.26
 1/7/00       3882.62       11522.56
 1/10/00      4049.67       11572.20
 1/11/00      3921.19       11511.08
 1/12/00      3850.02       11551.10
 1/13/00      3957.21       11582.43
 1/14/00      4064.27       11722.98
 1/18/00      4130.81       11560.72
 1/19/00      4151.29       11489.36
 1/20/00      4189.51       11351.30
 1/21/00      4235.40       11251.71
 1/24/00      4096.08       11008.17
 1/25/00      4167.41       11029.89
 1/26/00      4069.91       11032.99
 1/27/00      4039.56       11028.02
 1/28/00      3887.07       10738.87
 1/31/00      3940.35       10940.53
 2/1/00       4051.98       11041.05
 2/2/00       4073.96       11003.20
 2/3/00       4210.98       11013.44
 2/4/00       4244.14       10963.80
 2/7/00       4321.77       10905.79
 2/8/00       4427.54       10957.60
 2/9/00       4363.24       10699.16
 2/10/00      4485.63       10643.63
 2/11/00      4395.45       10425.21
 2/14/00      4418.55       10519.84
 2/15/00      4420.77       10718.09
 2/16/00      4427.65       10561.41
 2/17/00      4548.92       10514.57
 2/18/00      4411.74       10219.52
 2/22/00      4382.12       10304.84
 2/23/00      4550.33       10225.73
 2/24/00      4617.65       10092.63
 2/25/00      4590.50        9862.12
 2/28/00      4577.85       10038.65
 2/29/00      4696.69       10128.31
 3/1/00       4784.08       10137.93
 3/2/00       4754.51       10164.92
 3/3/00       4914.79       10367.20
 3/6/00       4904.85       10170.50
 3/7/00       4847.84       9796.03
 3/8/00       4897.17       9856.53
 3/9/00       5046.86       10010.73
 3/10/00      5048.62       9928.82
 3/13/00      4907.24       9947.13
 3/14/00      4706.63       9811.24
 3/15/00      4582.62       10131.41
 3/16/00      4717.39       10630.60
 3/17/00      4798.13       10595.23
 3/20/00      4610.00       10680.24
 3/21/00      4711.68       10907.34
 3/22/00      4864.75       10866.70
 3/23/00      4940.61       11119.86
 3/24/00      4963.03       11112.72
 3/27/00      4958.56       11025.85
 3/28/00      4833.89       10936.11
 3/29/00      4644.67       11018.72
 3/30/00      4457.89       10980.25
 3/31/00      4572.83       10921.92
 4/3/00       4223.68       11221.93
 4/4/00       4148.89       11164.84
 4/5/00       4169.22       11033.92
 4/6/00       4267.56       11114.27
 4/7/00       4446.45       11111.48
 4/10/00      4188.20       11186.56
 4/11/00      4055.90       11287.08
 4/12/00      3769.63       11125.13
 4/13/00      3676.78       10923.55
 4/14/00      3321.29       10305.77
 4/17/00      3539.16       10582.51
 4/18/00      3793.57       10767.42
 4/19/00      3706.41       10674.96
 4/20/00      3643.88       10844.05
 4/24/00      3482.48       10906.10
 4/25/00      3711.23       11124.82
 4/26/00      3630.09       10945.50
 4/27/00      3774.03       10888.10
 4/28/00      3860.66       10733.91

The Nasdaq measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00). The DJIA is a price-weighted index based on the average market price of 30 blue chip stocks. Indexes are unmanaged.

The graph is intended to show the stock markets volatility, as reflected in the Nasdaq and DJIA, and does illustrate the past or future performance of any fund in the Franklin Strategic Series.

We also encourage you to consider using an investment technique called dollar-cost averaging. By investing a fixed dollar amount at regular intervals, you buy more shares when prices are low and fewer when prices are high, which can reduce your average cost per share. A note of caution: no investment technique can assure a profit or completely protect against loss, and before using this strategy, you should consider your ability to continue purchases through periods of changing economic conditions.(2)

2. For more information on dollar-cost averaging, contact your investment representative, or call Franklin Templeton at 1-800/DIAL BEN(R)
(1-800/342-5236).


Regardless of the market's future direction, Franklin Templeton's management teams will continue to follow the fundamental principles of careful selection and constant professional supervision. As always, we welcome your comments and questions, and look forward to continuing to serve your investment needs.


Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

                                                       [PYRAMID GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.
--------------------------------------------------------------------------------

This annual report of Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2000, a period of extreme turbulence for the U.S. stock market. During the 12 months under review, the rush of many investors to participate in the "new economy" led to previously unheard of valuations for some high technology companies. As investors were lured to the stocks of these firms, some of which offered no earnings growth whatsoever, many established "old economy" stocks performed poorly. While the general area of health care fell under the old economy label, biotechnology companies were generally viewed as new economy, and the sector experienced its strongest performance yet since its last great rally in 1991. Despite participating in the technology sell-off in mid-March and April 2000, biotechnology stocks retained much of their fiscal-year gains at period's end.

Within this environment, Franklin Biotechnology Discovery Fund - Class A provided a +158.78% one-year cumulative total return as shown in the Performance Summary on page 9, compared to the Amex Biotechnology Index and the Nasdaq Biotechnology Index(R) returns of 154.96% and 109.62%, respectively. The broader market, as measured by Standard & Poor's 500(R) (S&P 500(R)) Composite Index, returned only 10.13% during the same period.(1)



All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 40.


PORTFOLIO BREAKDOWN

Franklin Biotechnology Discovery Fund
Based on Total Net Assets
4/30/00

Biotechnology                 63.7%
Medical Specialties           13.7%
Other Pharmaceuticals          9.4%
Precision Instruments          3.5%
Short Term Investments &
  Other Net Assets             9.7%

A variety of factors contributed to the superior performance of biotechnology stocks. Most notably was the successful development and launch of new products by companies such as MedImmune. One of the fund's top holdings, it recently launched the drug Synagis(TM) for the prevention of respiratory syncytial virus
(RSV), the leading cause of pneumonia and bronchiolitis in infants and children. Other biotechnology companies such as Amgen and Genentech reported strong sales of their products, lending credibility to the technology of the entire sector and boosting the prices of biotechnology stocks in general. We expect this trend to continue, as more and more companies turn profitable after years of losses spent researching and developing new products.

Another factor contributing to the strength of the biotechnology sector was the progress made on the government-sponsored Human Genome Project. Aimed at identifying and deciphering all the genes in the human genetic blueprint, the project has spawned the area of study known as genomics. We believe the technology stemming from the project will ultimately transform genetic information into disease-preventing therapeutics. Several private sector companies are also involved in research in this area, including PE-Celera. One of our newer holdings, it recently announced that its Celera Genomics unit had sequenced the entire genome ahead of the government-sponsored Human Genome Project. While the ultimate ownership of product rights and profits in this area remains unclear, it seems likely this research will contribute to a new wave of biotechnology products which may eventually cure or prevent a variety of diseases.

1. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

Consolidation also affected the performance of biotechnology stocks as large pharmaceutical companies acquired biotechnology companies in order to add products and technology to their own research pipelines. The most significant of these was Roche's acquisition and subsequent re-IPO of Genentech, one of the oldest and most respected biotechnology companies in the world. Roche paid $82.50 per share for Genentech and then re-issued a 16% stake to the public at $97 per share. The shares soared as high as $132 on the first day of trading before closing at $127, and finished the reporting period at $117 per share. Also during the period, Johnson & Johnson acquired Centocor, a fund holding which we later sold at a profit. This acquisition was made at a substantial premium to its market price, driving up not only the acquisition candidate, but the sector as a whole because nearly all biotechnology companies are acquisition candidates.

Looking forward, we remain optimistic about the long-term fundamentals of the biotechnology sector. In our opinion, new product introductions, as well as the presentation of favorable clinical data at upcoming scientific meetings, should fuel further investment into the sector. We believe biotechnology is poised to benefit from the increasing number of novel therapeutics coming out of the pipeline as well as the aging population that will require disproportionate utilization of such products.

Having said this, we believe it is important to sound a note of caution. It is unlikely that the new economy will escape all of the rules of business cycles and considerations of price/earnings ratios that generally govern share prices. Thus, investors should not have unrealistic expectations that the ongoing performance of this, or any fund, will deliver returns like those of this past year. Many biotechnology companies are a long way from earnings that would sustain current share prices, and we may see some corrections. In addition, some companies that appear promising today may be eclipsed by even newer, more cutting-edge competitors. We are very proud of the fund's performance during the past year. Although we'd love to bring you the same news next year, we cannot promise that this will be possible.


TOP 10 HOLDINGS
Franklin Biotechnology
Discovery Fund
4/30/00

                                  % OF TOTAL
COMPANY                           NET ASSETS
--------------------------------------------

COR Therapeutics Inc.                   5.4%
Amgen Inc.                              4.6%
Abgenix Inc.                            4.1%
Inhale Therapeutic Systems Inc.         4.0%
Sepracor Inc.                           3.5%
MedImmune                               3.5%
Chiron Corp.                            3.4%
Genentech                               3.2%
PE Corp. - PE Biosystems Group          2.8%
Immunex Corp.                           2.5%

We appreciate your investment in Franklin Biotechnology Discovery Fund and look forward to servicing your investment needs in the years to come. Our goal, as always, is to provide superior returns to our shareholders. Consistent with that goal, we have closed the fund to new investors (except retirement funds) in order to preserve the fund's liquidity and to focus on long-term investments. Going forward, we will continue to pursue investment in promising companies with new technologies that we feel are attractively valued in the market.

Sincerely,



/s/ Kurt von Emster

Kurt von Emster
Portfolio Manager
Franklin Biotechnology Discovery Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry. These risks, which include increased susceptibility to adverse economic, political, social and regulatory developments, are further outlined in the fund's prospectus.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return              +158.78%
Net Asset Value (NAV)              $60.43 (4/30/00)           $23.39 (4/30/99)
Change in NAV                      +$37.04
Distributions (5/1/99 - 4/30/00)   Short-Term Capital Gain    $0.0637


ADDITIONAL PERFORMANCE
AS OF 4/30/00

                                                                      INCEPTION
CLASS A                                                 1-YEAR        (9/15/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +158.78%        +146.94%
Average Annual Total Return(2)                         +143.87%        + 38.01%
Value of $10,000 Investment(3)                         $24,387         $23,270

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns may differ.

Past expense reductions by the fund's manager increased the fund's total return. Without this reduction, the fund's total return would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A

1-Year                      +143.87%

Since Inception (9/15/97)   + 38.01%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

CLASS A (9/15/97 - 4/30/00)

       Date            Franklin Biotechnology     S&P 500 Index      AMEX Biotechnology Index      500 Composite      BTK
                      Discovery Fund - Class A                                                          $T
    09/15/1997                 $9,423                $10,000                $10,000
    09/30/1997                $10,019                $10,274                $10,781                    2.74%          7.81%
    10/31/1997                 $9,668                $9,931                 $10,340                   -3.34%         -4.09%
    11/30/1997                 $9,514                $10,391                $10,106                    4.63%         -2.27%
    12/31/1997                 $8,774                $10,569                 $9,919                    1.72%         -1.84%
    01/31/1998                 $9,121                $10,687                 $9,615                    1.11%         -3.07%
    02/28/1998                 $9,665                $11,457                 $9,814                    7.21%          2.07%
    03/31/1998                 $9,514                $12,044                $10,661                    5.12%          8.62%
    04/30/1998                $10,156                $12,165                $10,697                    1.01%          0.34%
    05/31/1998                 $9,843                $11,956                 $9,849                   -1.72%         -7.93%
    06/30/1998                 $8,932                $12,442                 $8,968                    4.06%         -8.95%
    07/31/1998                 $8,592                $12,308                 $8,427                   -1.07%         -6.03%
    08/31/1998                 $6,678                $10,529                 $6,383                  -14.46%        -24.26%
    09/30/1998                 $7,988                $11,204                 $8,513                    6.41%         33.37%
    10/31/1998                 $8,660                $12,114                $10,022                    8.13%         17.73%
    11/30/1998                 $9,189                $12,849                 $9,993                    6.06%         -0.29%
    12/31/1998                 $9,715                $13,589                $11,306                    5.76%         13.14%
    01/31/1999                $10,195                $14,157                $11,999                    4.18%           6.13%
    02/28/1999                 $9,365                $13,716                $10,798                   -3.11%        -10.01%
    03/31/1999                 $9,200                $14,265                $11,417                    4.00%          5.73%
    04/30/1999                 $8,992                $14,817                $11,673                    3.87%          2.24%
    05/31/1999                 $9,061                $14,467                $12,282                   -2.36%          5.22%
    06/30/1999                 $9,957                $15,270                $13,090                    5.55%          6.58%
    07/31/1999                $11,053                $14,794                $15,298                   -3.12%         16.87%
    08/31/1999                $12,064                $14,720                $16,416                   -0.50%          7.31%
    09/30/1999                $11,918                $14,317                $15,435                   -2.74%         -5.97%
    10/31/1999                $12,148                $15,223                $16,047                    6.33%          3.96%
    11/30/1999                $13,728                $15,532                $17,594                    2.03%          9.64%
    12/31/1999                $19,227                $16,447                $23,906                    5.89%         35.87%
    01/31/2000                $23,031                $15,621                $26,469                   -5.02%         10.72%
    02/29/2000                $35,831                $15,326                $42,840                   -1.89%         61.85%
    03/31/2000                $27,186                $16,825                $30,530                    9.78%        -28.73%
    04/30/2000                $23,270                $16,318                $29,761                   -3.01%         -2.52%



*Source: Standard & Poor's Micropal.
**Source: American Stock Exchange.


Past performance does not guarantee future results.


FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                       [PYRAMID GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Communications Fund seeks current income and capital appreciation by investing in equity securities of companies that are primarily engaged in providing communications services and communications equipment.
--------------------------------------------------------------------------------

This annual report for Franklin Global Communications Fund covers the fiscal year ended April 30, 2000. We are pleased to report that during this time, the fund's Class A shares produced a +38.93% one-year cumulative total return as shown in the Performance Summary on page 16. The fund's benchmark, the Standard and Poor's(R) 500 Index (S&P 500(R)), rose 10.13% over the same period.(1)

Several factors drove the fund's strong performance. Most importantly, the growth in Internet traffic and demand for wireless services surpassed expectations of many investors, contributing to rapidly increasing revenue, earnings and stock prices of some of our telecommunications holdings. Our performance also benefited as privatization reduced government ownership of some telecommunications companies, and many smaller, newer companies took advantage of favorable regulations to win market share from their more established counterparts.

1. Source: Standard and Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 46.


PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets
4/30/00

Telecom Services................  78.3%
Telecom Equipment...............  11.8%
Short-Term Investments
  & Other Net Assets............   9.9%



On November 15, 1999, Franklin Global Utilities Fund officially changed its name to Franklin Global Communications Fund. This change of name and investment strategy was primarily a result of management's belief that communications stocks offer superior growth prospects and reasonable valuations relative to other sectors with comparable growth rates. Of course, investors should consider carefully the substantial risks involved in a portfolio that concentrates on a single industry sector, rather than diversifying across many different sectors.

We generally evaluate potential investments based on the fundamentals of each individual company and the regulatory and economic environment in which it operates. While we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes, which we feel have the possibility of positively impacting the industry and individual companies. We believe this second layer of analysis helps us position the fund for strong growth potential. During the reporting period, we focused on the themes of wireless communications and the Internet.

As noted above, wireless communications grew rapidly on a global basis during the year under review. We focused on the U.S. market due to its relatively low percentage of cellular phone users and strong growth prospects. Sprint PCS, one of our holdings, is an example of this trend. It consistently added record numbers of new subscribers during the twelve months under review. Outside the U.S., wireless growth was also strong in western Europe, where in several countries more than 50% of the population have cellular phones. In some cases, this is higher than their wireline penetration, clearly signaling strong acceptance of the technology. Asia has also experienced impressive growth in wireless services. As of April 30, 2000, one of our holdings, NTT DoCoMo, had a dominant market share of voice communications in Japan in addition to being the world's leading provider of wireless data applications.

During the reporting period, increasing Internet usage was responsible for much of the traffic growth on data networks. We believe this trend will continue as corporations strive to increase productivity by giving employees Internet access, including remote access to companies' communications networks. As the number of users and the complexity of the information they send and retrieve increases, both network service providers and network equipment providers should benefit. Global Crossing, one of our holdings, is an example of a company that is poised to benefit from these trends. It is presently building a state-of-the-art global telecommunications network that, in our opinion, should serve as a complete solution to its customers' telecommunications needs.



TOP 10 HOLDINGS
Franklin Global Communications Fund
4/30/00

COMPANY                       % OF TOTAL
INDUSTRY                      NET ASSETS
----------------------------------------
SBC Communications Inc.             3.3%
Telecom Services

GTE Corp.                           3.3%
Telecom Services

MCI WorldCom Inc.                   3.2%
Telecom Services

VoiceStream Wireless Corp.          3.2%
Telecom Services

Global Crossing LTD                 3.1%
Telecom Services

BellSouth Corp.                     3.0%
Telecom Services

US West Inc.                        2.5%
Telecom Services

Corning Inc.                        2.5%
Telecom Equipment

Vodafone AirTouch PLC, ADR          2.4%
Telecom Services

Allegiance Telecom Inc.             2.3%
Telecom Services


Another company we feel strongly about is NEXTLINK Telecommunications, which is benefiting from the surging demand for wireline communications. It is presently constructing local networks in many U.S. cities that will be tied together with a national network that is under construction. In many cases, NEXTLINK is providing the first competition to the incumbent provider in the cities in which it operates.

Looking forward, we are optimistic about the potential of global communications companies to deliver strong shareholder returns over the long term. These companies are selling services to a rapidly expanding segment of the economy in both developed and emerging nations. New Internet applications must be accompanied by improvements in telecommunications infrastructure that will allow content to reach end users, and we believe wireless telecommunications growth will continue to drive the need for network construction, new handsets and additional functionality. Because the fund has exposure to all of these areas, we feel it is well positioned to benefit from the changes occurring in global communications.


That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unprecedented valuations. The volatility in the market that we have seen in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this or any mutual fund.




/s/ Alex M. Peters

Alex M. Peters
Portfolio Manager
Franklin Global Communications Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security, country or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


FRANKLIN GLOBAL COMMUNICATIONS FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



ONE-YEAR PERFORMANCE SUMMARY AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A

One-Year Total Return              +38.93%
Net Asset Value (NAV)              $19.98 (4/30/00)          $16.97 (4/30/99)
Change in NAV                      +$3.01
Distributions (5/1/99 - 4/30/00)   Dividend Income           $0.3500
                                   Short-Term Capital Gain   $1.2515
                                   Long-Term Capital Gain    $1.7138
                                   ---------------------------------
                                   Total                     $3.3153
CLASS B

One-Year Total Return              +37.98%
Net Asset Value (NAV)              $19.79 (4/30/00)          $16.92 (4/30/99)
Change in NAV                      +$2.87
Distributions (5/1/99 - 4/30/00)   Dividend Income           $0.3226
                                   Short-Term Capital Gain   $1.2515
                                   Long-Term Capital Gain    $1.7138
                                   ---------------------------------
                                   Total                     $3.2879
CLASS C

One-Year Total Return              +37.93%
Net Asset Value (NAV)              $19.79 (4/30/00)          $16.84 (4/30/99)
Change in NAV                      +$2.95
Distributions (5/1/99 - 4/30/00)   Dividend Income           $0.2216
                                   Short-Term Capital Gain   $1.2515
                                   Long-Term Capital Gain    $1.7138
                                   ---------------------------------
                                   Total                     $3.1869

Franklin Global Communications Fund paid distributions derived from long-term capital gains of $1.7138 per share in December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 4/30/00


                                                                     INCEPTION
CLASS A                                     1-YEAR      5-YEAR       (7/2/92)
------------------------------------------------------------------------------

Cumulative Total Return(1)                  +38.93%    +175.68%       +273.04%
Average Annual Total Return(2)              +30.91%     +21.03%        +17.42%
Value of $10,000 Investment(3)              $13,091     $25,975       $35,159

                                                                     INCEPTION
CLASS B                                                1-YEAR        (1/1/99)
------------------------------------------------------------------------------

Cumulative Total Return(1)                             +37.98%        +47.39%
Average Annual Total Return(2)                         +33.98%        +31.16%
Value of $10,000 Investment(3)                         $13,398        $14,339

                                                                     INCEPTION
CLASS C                                     1-YEAR      5-YEAR       (5/1/95)
------------------------------------------------------------------------------

Cumulative Total Return(1)                  +37.93%    +167.44%       +167.44%
Average Annual Total Return(2)              +35.56%     +21.50%        +21.50%
Value of $10,000 Investment(3)              $13,556     $26,483       $26,483


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


FRANKLIN GLOBAL COMMUNICATIONS FUND

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
----------------------------------

1-Year                     +30.91%
5-Year                     +21.03%
Since Inception (7/2/92)   +17.42%


AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS B
----------------------------------

1-Year                     +33.98%
Since Inception (1/1/99)   +31.16%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.


CLASS A (7/2/92 -- 4/30/00)

Period End              Franklin Global          S&P 500
                     Communications-         Composite Index*
                         Class A

      7/2/92                $9,425                $10,000
      Jul-92                $9,510                $10,383
      Aug-92                $9,491                $10,170
      Sep-92                $9,453                $10,289
      Oct-92                $9,529                $10,324
      Nov-92                $9,680                $10,675
      Dec-92                $9,943                $10,806
      Jan-93               $10,124                $10,897
      Feb-93               $10,506                $11,045
      Mar-93               $10,764                $11,278
      Apr-93               $10,840                $11,006
      May-93               $10,964                $11,299
      Jun-93               $11,134                $11,332
      Jul-93               $11,357                $11,287
      Aug-93               $12,083                $11,715
      Sep-93               $12,209                $11,624
      Oct-93               $12,780                $11,865
      Nov-93               $12,296                $11,752
      Dec-93               $13,068                $11,895
      Jan-94               $13,284                $12,299
      Feb-94               $12,588                $11,966
      Mar-94               $12,195                $11,444
      Apr-94               $12,362                $11,590
      May-94               $12,362                $11,780
      Jun-94               $11,881                $11,492
      Jul-94               $12,413                $11,869
      Aug-94               $12,700                $12,355
      Sep-94               $12,516                $12,054
      Oct-94               $12,618                $12,325
      Nov-94               $12,137                $11,877
      Dec-94               $11,919                $12,052
      Jan-95               $12,180                $12,364
      Feb-95               $12,284                $12,847
      Mar-95               $12,420                $13,226
      Apr-95               $12,754                $13,614
      May-95               $13,473                $14,159
      Jun-95               $13,409                $14,488
      Jul-95               $13,676                $14,969
      Aug-95               $13,505                $15,006
      Sep-95               $14,147                $15,639
      Oct-95               $14,169                $15,583
      Nov-95               $14,639                $16,267
      Dec-95               $15,193                $16,581
      Jan-96               $15,480                $17,145
      Feb-96               $15,502                $17,304
      Mar-96               $15,469                $17,470
      Apr-96               $15,722                $17,727
      May-96               $16,030                $18,184
      Jun-96               $16,306                $18,254
      Jul-96               $15,646                $17,447
      Aug-96               $16,116                $17,815
      Sep-96               $16,328                $18,818
      Oct-96               $16,741                $19,337
      Nov-96               $17,378                $20,799
      Dec-96               $17,474                $20,387
      Jan-97               $18,371                $21,661
      Feb-97               $18,285                $21,830
      Mar-97               $17,622                $20,933
      Apr-97               $17,757                $22,183
      May-97               $19,083                $23,534
      Jun-97               $19,782                $24,588
      Jul-97               $20,380                $26,545
      Aug-97               $19,445                $25,059
      Sep-97               $20,778                $26,432
      Oct-97               $19,919                $25,549
      Nov-97               $20,915                $26,732
      Dec-97               $22,185                $27,192
      Jan-98               $21,933                $27,494
      Feb-98               $23,068                $29,476
      Mar-98               $24,764                $30,985
      Apr-98               $24,330                $31,298
      May-98               $23,377                $30,760
      Jun-98               $24,105                $32,009
      Jul-98               $23,709                $31,666
      Aug-98               $20,139                $27,087
      Sep-98               $20,986                $28,824
      Oct-98               $21,748                $31,167
      Nov-98               $22,312                $33,056
      Dec-98               $23,622                $34,960
      Jan-99               $23,622                $36,421
      Feb-99               $22,713                $35,288
      Mar-99               $23,399                $36,700
      Apr-99               $25,307                $38,120
      May-99               $25,591                $37,221
      Jun-99               $26,936                $39,286
      Jul-99               $26,951                $38,061
      Aug-99               $26,557                $37,870
      Sep-99               $26,648                $36,833
      Oct-99               $29,177                $39,164
      Nov-99               $31,584                $39,959
      Dec-99               $35,810                $42,313
      Jan-00               $35,898                $40,189
      Feb-00               $39,682                $39,429
      Mar-00               $39,752                $43,285
      Apr-00               $35,159                $41,982


*Source: Standard and Poor's Micropal.

CLASS B (1/1/99 -- 4/30/00)

  Period End           Franklin Global         S&P 500 Composite
                    Communications-Class B          Index*

     1/1/99                $10,000                 $10,000
     Jan-99                 $9,994                 $10,418
     Feb-99                 $9,602                 $10,094
     Mar-99                 $9,886                 $10,498
     Apr-99                $10,682                 $10,904
     May-99                $10,802                 $10,647
     Jun-99                $11,355                 $11,238
     Jul-99                $11,355                 $10,887
     Aug-99                $11,182                 $10,833
     Sep-99                $11,214                 $10,536
     Oct-99                $12,271                 $11,203
     Nov-99                $13,277                 $11,430
     Dec-99                $15,044                 $12,103
     Jan-00                $15,074                 $11,496
     Feb-00                $16,646                 $11,278
     Mar-00                $16,668                 $12,381
     Apr-00                $14,339                 $12,009

*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.



CLASS C (5/1/95 - 4/30/00)

Period End             Franklin Global      S&P 500 Composite
                       Communications-           Index*
                            Class C

       5/1/95                $9,902              $10,000
       May-95               $10,504              $10,400
       Jun-95               $10,449              $10,641
       Jul-95               $10,641              $10,995
       Aug-95               $10,507              $11,022
       Sep-95               $10,991              $11,487
       Oct-95               $11,008              $11,446
       Nov-95               $11,358              $11,948
       Dec-95               $11,825              $12,179
       Jan-96               $12,030              $12,593
       Feb-96               $12,039              $12,710
       Mar-96               $12,004              $12,832
       Apr-96               $12,193              $13,021
       May-96               $12,424              $13,357
       Jun-96               $12,628              $13,407
       Jul-96               $12,116              $12,815
       Aug-96               $12,472              $13,085
       Sep-96               $12,619              $13,822
       Oct-96               $12,932              $14,203
       Nov-96               $13,409              $15,277
       Dec-96               $13,480              $14,975
       Jan-97               $14,155              $15,911
       Feb-97               $14,089              $16,035
       Mar-97               $13,566              $15,376
       Apr-97               $13,661              $16,294
       May-97               $14,678              $17,286
       Jun-97               $15,221              $18,060
       Jul-97               $15,663              $19,498
       Aug-97               $14,942              $18,406
       Sep-97               $15,951              $19,415
       Oct-97               $15,278              $18,766
       Nov-97               $16,038              $19,635
       Dec-97               $17,000              $19,973
       Jan-98               $16,806              $20,195
       Feb-98               $17,658              $21,651
       Mar-98               $18,952              $22,759
       Apr-98               $18,607              $22,989
       May-98               $17,863              $22,594
       Jun-98               $18,403              $23,511
       Jul-98               $18,089              $23,259
       Aug-98               $15,358              $19,896
       Sep-98               $15,997              $21,171
       Oct-98               $16,561              $22,893
       Nov-98               $16,983              $24,280
       Dec-98               $17,980              $25,678
       Jan-99               $17,957              $26,752
       Feb-99               $17,250              $25,920
       Mar-99               $17,764              $26,956
       Apr-99               $19,200              $28,000
       May-99               $19,417              $27,339
       Jun-99               $20,406              $28,856
       Jul-99               $20,406              $27,956
       Aug-99               $20,106              $27,816
       Sep-99               $20,152              $27,054
       Oct-99               $22,058              $28,766
       Nov-99               $23,871              $29,350
       Dec-99               $27,045              $31,079
       Jan-00               $27,098              $29,519
       Feb-00               $29,922              $28,961
       Mar-00               $29,962              $31,794
       Apr-00               $26,483              $30,837


*Source: Standard and Poor's Micropal.


AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS C
----------------------------------

1-Year                     +35.56%
5-Year                     +21.50%
Since Inception (5/1/95)   +21.50%

*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.


[Pyramid Graph Omitted]

FRANKLIN GLOBAL HEALTH CARE FUND

Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in equity securities of health care companies, including small capitalization companies, located throughout the world.

This annual report of Franklin Global Health Care Fund covers the fiscal year ended April 30, 2000 -- one of the most volatile periods ever experienced by the U.S. equity markets. A rush to participate in the "new economy" caused many investors to ignore traditional valuation standards such as price/earnings considerations, opting instead to reinvent how stocks are valued. Many companies that were older, household names saw their stocks languish while shares in computer, high technology and Internet-related companies with little revenues and massive losses soared to astronomical levels. However, in March and April 2000, the trend was reversed and, for a while, "old economy" stocks roared back to life, serving as a haven for investors fleeing the sharp decline of the new economy high flyers. By the end of the reporting period, after much jockeying back and forth, both old and new economy stocks had fallen appreciably from their fiscal year highs.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 52.

Within this environment, Franklin Global Health Care Fund - Class A posted a +46.18% one-year cumulative total return, as shown in the Performance Summary on page 26. The fund's benchmark, the Standard & Poor's 500 (S&P 500) Composite Index, rose just 10.13% during the same period.(1)

The health care sector was no exception to the old economy/new economy scenario described above. For most of the period, large-cap pharmaceutical stocks suffered due to their old economy status and uncertainties about potential government legislation that would give prescription drug benefits to Medicare recipients. Meanwhile, aggressive growth-seeking investors flocked to biotechnology stocks, sparking the first rally in this sub-sector since 1991.

In keeping with its objective, the fund invested substantially in rapidly growing, small capitalization health care stocks. While this investment strategy had contributed to poor performance in some prior periods, it proved to be the sweet spot of health care during the period under review, and the fund generally benefited from its exposure to the biotechnology, medical device and health care service sectors.

1. Source: Standard and Poor's Micropal. The S&P 500 Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
4/30/00

United States             83.8%
United Kingdom             4.6%
Switzerland                0.9%
Australia                  0.6%
Short-Term Investments
 & Other Net Assets       10.1%



PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets
4/30/00

                                       Percentage

Major Pharmaceuticals                    28.2%
Medical Specialties                      23.0%
Biotechnology                            15.4%
Hospital/Nursing Management               6.0%
Generic Drugs                             4.5%
Services to the Health Industry           3.1%
Multi-Line Insurance                      2.9%
Other Pharmaceuticals                     2.1%
Managed Health Care                       2.0%
Other Sectors                             2.8%
Short-Term Investments
& Other Net Assets                       10.0%


During the reporting period, improving fundamentals of many biotechnology companies provided a basis for an unprecedented rally that spanned nearly every company within the sector. While we were early on the fundamentals and maintained a 10%-15% biotech weighting for all of 1999, we recognized the shift in investor perception and doubled our weighting in December to approximately 20% of total net assets. As the biotechnology rally accelerated after Y2K computer bug concerns passed, we added a few more positions and allowed our holdings to appreciate until they represented over 35% of the fund by early March. Of course, nothing lasts forever, and by the end of April, money was flowing out of the sector and we took some profits, reducing our biotechnology weighting to less than 16% of total net assets at period's end.

Three of our top-performing biotechnology stocks were Inhale Therapeutic Systems, Abgenix and COR Therapeutics. Longtime shareholders of Inhale Therapeutic Systems, we have patiently waited for their product pipeline to pay off. Their lead compound is an inhaled insulin product for diabetes that promises to reduce, and possibly eliminate, the need for insulin injections. It is currently in final, phase III trials and preliminary results have been excellent. Abgenix, whose shares we purchased in the fall of 1999, has developed a mouse that has been genetically engineered with a human immune system. Called Xenomouse(TM), it allows researchers to study the body's immune response and create drugs that are active in humans. In our opinion, Abgenix possesses one of the best product pipelines in the sector. In the fourth quarter of 1999, we initiated a position in COR Therapeutics, a more established biotechnology company that is currently marketing Integrillin(TM), an injectable anti-clotting drug. We believe Integrillin is on the verge of growth acceleration and is poised to take a share of the market from its competitors.

In addition to our biotechnology holdings, we maintained a core investment in major, large-cap pharmaceutical stocks that meet our investment criteria (at just over 28% of total net assets on April 30, 2000). Although the near-term outlook for some of these companies is clouded by the potential impact of forthcoming government legislation that may give prescription drug benefits to Medicare recipients, most of them have established brand franchises, large sales forces, excellent management and strong financial fundamentals -- all of which make them extremely attractive long-term investments. One of our largest holdings, Warner-Lambert, recently agreed to merge with Pfizer. We expect the new Pfizer to be the largest and fastest-growing pharmaceutical company in the world. During the period, we also initiated positions in Abbott and Johnson & Johnson because we believed their stocks had declined to very attractive valuations.

TOP 10 HOLDINGS
Franklin Global Health Care Fund
4/30/00

COMPANY                         % OF TOTAL
SECTOR, COUNTRY                 NET ASSETS
---------------                 ----------

Baxter International Inc.,         5.4%
Medical Specialties,
United States

Schering-Plough Corp.,             5.3%
Major Pharmaceuticals,
United States

Pharmacia Corp.,                   5.0%
Major Pharmaceuticals,
United States

Bristol-Myers Squibb Co.,          4.8%
Major Pharmaceuticals,
United States

Warner-Lambert Co.,                4.5%
Major Pharmaceuticals,
United States

Inhale Therapeutic                 3.3%
Systems Inc.,
Medical Specialties,
United States

CIGNA Corp.,                       2.9%
Multi-Line Insurance,
United States

COR Therapeutics Inc.,             2.7%
Biotechnology,
United States

Universal Health                   2.6%
Services Inc., B,
Hospital/Nursing Management,
United States

Eli Lilly & Co.,                   2.4%
Major Pharmaceuticals,
United States

Looking forward, we are optimistic about prospects for the health care sector. Demand for health care services and products is not necessarily affected by cyclical swings in the business cycle. Driven by rapidly changing technology, increased life expectancy and an aging population, health care companies should, in our opinion, prove to be good investments. Having said this, we believe it is important to sound a note of caution. Investors should not have unrealistic expectations that the ongoing performance of this, or any fund, will deliver returns like those of this past year. In any given year, we may see some corrections. In addition, health care and biotechnology companies that appear promising today may be eclipsed by even newer, more cutting-edge competitors.
We are very proud of the fund's performance during the past year. Although we would like to bring you similar news next year, we cannot promise that this will be possible.

We appreciate your participation in Franklin Global Health Care Fund and look forward to servicing your investment needs in the years to come. Our goal, as always, is to seize upon the investment opportunities which present themselves in the health care sector in a timely and disciplined fashion, providing our shareholders unique opportunities to invest in today's newest and fastest growing health care companies.

Sincerely,

/s/ Kurt von Emster

Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. There are, of course, special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.


FRANKLIN GLOBAL
HEALTH CARE FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



ONE-YEAR PERFORMANCE SUMMARY
AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A

One-Year Total Return      +46.18%
Net Asset Value (NAV)      $20.29 (4/30/00)    $13.88 (4/30/99)
Change in NAV              +$6.41

CLASS B

One-Year Total Return      +45.16%
Net Asset Value (NAV)      $20.09 (4/30/00)    $13.84 (4/30/99)
Change in NAV              +$6.25

CLASS C

One-Year Total Return      +45.08%
Net Asset Value (NAV)      $19.89 (4/30/00)    $13.71 (4/30/99)
Change in NAV              +$6.18

            Past performance does not guarantee future results.



ADDITIONAL PERFORMANCE
AS OF 4/30/00

                                                                  INCEPTION
CLASS A                                1-YEAR       5-YEAR        (2/14/92)
-------                                ------       ------        ---------

Cumulative Total Return(1)             +46.18%     +110.53%        +167.71%
Average Annual Total Return(2)         +37.75%      +14.69%         +11.94%
Value of $10,000 Investment(3)         $13,775      $19,840         $25,232

                                                                  INCEPTION
CLASS B                                             1-YEAR        (1/1/99)
-------                                             ------        ---------

Cumulative Total Return(1)                          +45.16%        +18.39%
Average Annual Total Return(2)                      +41.16%        +10.64%
Value of $10,000 Investment(3)                      $14,116        $11,439

                                                                  INCEPTION
CLASS C                                1-YEAR       3-YEAR        (9/3/96)
-------                                ------       ------        ---------

Cumulative Total Return(1)             +45.08%      +32.11%        +25.18%
Average Annual Total Return(2)         +42.62%       +9.37%         +6.04%
Value of $10,000 Investment(3)         $14,262      $13,081        $12,389

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

              Past performance does not guarantee future results.




FRANKLIN GLOBAL
HEALTH CARE FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
-------

1-Year                        +37.75%
5-Year                        +14.69%
Since Inception (2/14/92)     +11.94%

CLASS A (2/14/92 - 4/30/00)


                Franklin Global Health Care     S&P 500 Index
                Fund - Class A

        2/14/92             $9,425                       $10,000          S&P 500            $T
           2/92             $9,661                       $10,067                           0.67%
           3/92             $8,963                        $9,870                          -1.95%
           4/92             $8,332                       $10,161                           2.94%
           5/92             $8,549                       $10,210                           0.49%
           6/92             $8,229                       $10,058                          -1.49%
           7/92             $8,779                       $10,470                           4.09%
           8/92             $8,485                       $10,255                          -2.05%
           9/92             $8,296                       $10,375                           1.17%
          10/92             $8,693                       $10,410                           0.34%
          11/92             $9,328                       $10,764                           3.40%
          12/92             $9,477                       $10,897                           1.23%
           1/93             $9,477                       $10,988                           0.84%
           2/93             $8,211                       $11,138                           1.36%
           3/93             $8,306                       $11,373                           2.11%
           4/93             $8,449                       $11,097                          -2.42%
           5/93             $8,877                       $11,394                           2.67%
           6/93             $9,172                       $11,427                           0.29%
           7/93             $8,684                       $11,381                          -0.40%
           8/93             $8,837                       $11,812                           3.79%
           9/93             $9,057                       $11,721                          -0.77%
          10/93             $9,621                       $11,964                           2.07%
          11/93             $9,917                       $11,850                          -0.95%
          12/93             $10,065                      $11,994                           1.21%
           1/94             $11,063                      $12,402                           3.40%
           2/94             $10,974                      $12,065                          -2.71%
           3/94             $10,411                      $11,539                          -4.36%
           4/94             $10,302                      $11,687                           1.28%
           5/94             $10,421                      $11,879                           1.64%
           6/94             $9,964                       $11,588                          -2.45%
           7/94             $10,406                      $11,968                           3.28%
           8/94             $11,431                      $12,459                           4.10%
           9/94             $11,622                      $12,155                          -2.44%
          10/94             $11,893                      $12,428                           2.25%
          11/94             $11,783                      $11,976                          -3.64%
          12/94             $11,503                      $12,153                           1.48%
           1/95             $11,566                      $12,468                           2.59%
           2/95             $12,027                      $12,954                           3.90%
           3/95             $12,561                      $13,336                           2.95%
           4/95             $11,985                      $13,728                           2.94%
           5/95             $12,341                      $14,277                           4.00%
           6/95             $12,741                      $14,608                           2.32%
           7/95             $13,921                      $15,093                           3.32%
           8/95             $14,701                      $15,131                           0.25%
           9/95             $15,565                      $15,770                           4.22%
          10/95             $15,481                      $15,713                          -0.36%
          11/95             $16,250                      $16,403                           4.39%
          12/95             $17,783                      $16,719                           1.93%
           1/96             $19,097                      $17,288                           3.40%
           2/96             $20,037                      $17,449                           0.93%
           3/96             $20,773                      $17,616                           0.96%
           4/96             $21,894                      $17,875                           1.47%
           5/96             $22,246                      $18,336                           2.58%
           6/96             $21,170                      $18,406                           0.38%
           7/96             $18,267                      $17,592                          -4.42%
           8/96             $19,696                      $17,964                           2.11%
           9/96             $21,272                      $18,975                           5.63%
          10/96             $19,514                      $19,499                           2.76%
          11/96             $19,968                      $20,973                           7.56%
          12/96             $20,712                      $20,557                          -1.98%
           1/97             $21,385                      $21,842                           6.25%
           2/97             $21,385                      $22,013                           0.78%
           3/97             $19,541                      $21,108                          -4.11%
           4/97             $18,682                      $22,368                           5.97%
           5/97             $20,897                      $23,730                           6.09%
           6/97             $22,683                      $24,793                           4.48%
           7/97             $23,333                      $26,767                           7.96%
           8/97             $23,136                      $25,268                          -5.60%
           9/97             $25,664                      $26,653                           5.48%
          10/97             $24,145                      $25,762                          -3.34%
          11/97             $23,240                      $26,955                           4.63%
          12/97             $22,825                      $27,419                           1.72%
           1/98             $22,800                      $27,723                           1.11%
           2/98             $23,347                      $29,722                           7.21%
           3/98             $24,117                      $31,244                           5.12%
           4/98             $23,955                      $31,559                           1.01%
           5/98             $22,502                      $31,017                          -1.72%
           6/98             $22,079                      $32,276                           4.06%
           7/98             $20,712                      $31,931                          -1.07%
           8/98             $16,065                      $27,313                         -14.46%
           9/98             $18,165                      $29,064                           6.41%
          10/98             $18,799                      $31,427                           8.13%
          11/98             $19,967                      $33,332                           6.06%
          12/98             $21,103                      $35,251                           5.76%
           1/99             $21,265                      $36,725                           4.18%
           2/99             $18,840                      $35,583                          -3.11%
           3/99             $18,504                      $37,006                           4.00%
           4/99             $17,261                      $38,438                           3.87%
           5/99             $17,261                      $37,531                          -2.36%
           6/99             $18,206                      $39,614                           5.55%
           7/99             $18,430                      $38,378                          -3.12%
           8/99             $18,156                      $38,186                          -0.50%
           9/99             $17,422                      $37,140                          -2.74%
          10/99             $17,758                      $39,491                           6.33%
          11/99             $19,089                      $40,293                           2.03%
          12/99             $20,942                      $42,666                           5.89%
           1/00             $22,571                      $40,524                          -5.02%
           2/00             $27,968                      $39,758                          -1.89%
           3/00             $25,605                      $43,646                           9.78%
           4/00             $25,232                      $42,333                          -3.01%


*Source: Standard & Poor's Micropal.


AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS B
-------

1-Year                        +41.16%
Since Inception (1/1/99)      +10.64%





CLASS B (1/1/99 - 4/30/00)


             Franklin Global Health Care Fund   S&P 500 Index   S&P 500   $T
             - Class B
      1/1/99              $10,000                        10,000
        1/99              $10,059                        10,418                            4.18%
        2/99               $8,910                        10,094                           -3.11%
        3/99               $8,745                        10,498                            4.00%
        4/99               $8,156                        10,904                            3.87%
        5/99               $8,150                        10,647                           -2.36%
        6/99               $8,592                        11,238                            5.55%
        7/99               $8,692                        10,887                           -3.12%
        8/99               $8,556                        10,833                           -0.50%
        9/99               $8,209                        10,536                           -2.74%
       10/99               $8,362                        11,203                            6.33%
       11/99               $8,975                        11,430                            2.03%
       12/99               $9,847                        12,103                            5.89%
        1/00              $10,607                        11,496                           -5.02%
        2/00              $13,129                        11,278                           -1.89%
        3/00              $12,021                        12,381                            9.78%
        4/00              $11,439                        12,009                           -3.01%



*Source: Standard & Poor's Micropal.



            Past performance does not guarantee future results.


CLASS C (9/3/96 - 4/30/00)

                 Franklin Global          S&P 500 Index           S&P 500   $T
                 Health Care Fund -
                 Class C
          9/3/96          $9,897            $10,000
            9/96         $10,720            $10,563                      5.63%
           10/96          $9,823            $10,855                      2.76%
           11/96         $10,040            $11,675                      7.56%
           12/96         $10,417            $11,444                     -1.98%
            1/97         $10,743            $12,159                      6.25%
            2/97         $10,738            $12,254                      0.78%
            3/97          $9,810            $11,750                     -4.11%
            4/97          $9,378            $12,452                      5.97%
            5/97         $10,475            $13,210                      6.09%
            6/97         $11,368            $13,802                      4.48%
            7/97         $11,683            $14,901                      7.96%
            8/97         $11,578            $14,066                     -5.60%
            9/97         $12,838            $14,837                      5.48%
           10/97         $12,062            $14,342                     -3.34%
           11/97         $11,601            $15,006                      4.63%
           12/97         $11,389            $15,264                      1.72%
            1/98         $11,370            $15,433                      1.11%
            2/98         $11,632            $16,546                      7.21%
            3/98         $12,011            $17,393                      5.12%
            4/98         $11,931            $17,569                      1.01%
            5/98         $11,196            $17,266                     -1.72%
            6/98         $10,985            $17,967                      4.06%
            7/98         $10,300            $17,775                     -1.07%
            8/98          $7,979            $15,205                    -14.46%
            9/98          $9,018            $16,180                      6.41%
           10/98          $9,323            $17,495                      8.13%
           11/98          $9,895            $18,555                      6.06%
           12/98         $10,458            $19,624                      5.76%
            1/99         $10,533            $20,444                      4.18%
            2/99          $9,325            $19,808                     -3.11%
            3/99          $9,157            $20,601                      4.00%
            4/99          $8,540            $21,398                      3.87%
            5/99          $8,534            $20,893                     -2.36%
            6/99          $9,001            $22,053                      5.55%
            7/99          $9,107            $21,364                     -3.12%
            8/99          $8,957            $21,258                     -0.50%
            9/99          $8,596            $20,675                     -2.74%
           10/99          $8,752            $21,984                      6.33%
           11/99          $9,399            $22,430                      2.03%
           12/99         $10,309            $23,751                      5.89%
            1/00         $11,106            $22,559                     -5.02%
            2/00         $13,747            $22,133                     -1.89%
            3/00         $12,582            $24,297                      9.78%
            4/00         $12,389            $23,566                     -3.01%

*Source: Standard * Poor's Micropal.

AVERAGE ANNUAL TOTAL
RETURN
4/30/00

CLASS C
-------

1-Year                        +42.62%
3-Year                         +9.37%
Since Inception (9/3/96)       +6.04%

*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.


[Pyramid Graph Omitted]

FRANKLIN NATURAL RESOURCES FUND


Your Fund's Goal: Franklin Natural Resources Fund seeks high total return by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

We are pleased to bring you this annual report of Franklin Natural Resources Fund, which covers the fiscal year ended April 30, 2000. During this period, economic recovery in Asia and a growing global demand for natural resources contributed to rising prices for many commodities. Within this environment, Franklin Natural Resources - Class A delivered a +19.47% one-year cumulative total return as shown in the Performance Summary on page 36. The Financial Times/Standard & Poor's (Fin. Times/S&P) AW Energy and Basic Industries Index and the Standard and Poor's(R) 500 Index (S&P 500(R)), the fund's benchmarks, delivered -4.49% and +10.13%, respectively, over the same period.(1)

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 56.

During the reporting period, the fund's performance benefited significantly from its overweight position in the energy sector relative to the Fin. Times/S&P Index. Within this sector, our portfolio was largely weighted towards natural gas, which exhibited more predictable supply and demand fundamentals than crude oil. Due to the Organization of Petroleum Exporting Countries' (OPEC) decision to cut oil production, crude oil prices surged to a post-Gulf War high of more than $34 a barrel by March 7, 2000. However, prices of oil stocks fell in value because many investors believed that high crude oil prices were not sustainable. And in fact, oil prices weakened after OPEC announced in late March that it would boost quotas by 1.7 million barrels a day.

Our holdings of oil and gas exploration and development companies Newfield Exploration, EOG Resources (formerly Enron Oil & Gas) and Apache performed well and contributed significantly to the fund's performance. Newfield and EOG have 75% and 85% of their production and reserves in natural gas while Apache has 50% of its production and reserves in crude oil and 50% in natural gas.

1. Source: Standard and Poor's Micropal. The Fin. Times/S&P AW Energy and Basic Industries Index is a composite of 50% Fin. Times/S&P AW Energy Index and 50% Fin. Times/S&P AW Basic Industries Index. It includes various natural resources industries dealing with: construction and building materials, chemicals, mining, metals, minerals, precious metals and minerals, forestry and paper products, and fabricated metal products as well as with oil internationals, crude producers, petroleum products and refineries, non-oil energy sources, and energy equipment and services. The S&P 500 Composite Index measures the performance of 500 domestic stocks. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets
4/30/00


Energy Minerals                         34.0%
Industrial Services                     21.8%
Process Industries                      13.0%
Non-Energy Minerals                     12.8%
Utilities                                6.4%
Finance                                  2.3%
Transportation                           1.4%
Short-Term Investments &
  Other Net Assets                       8.3%


GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets
4/30/00


United States                           77.3%
Canada                                   6.9%
Asia                                     3.2%
Europe                                   3.1%
Africa                                   1.2%
Short-Term Investments &
Other Net Assets                         8.3%

Within the industrial services sector, we reduced our positions in domestic oil field services companies and purchased shares of those with more deep-water operations and international exposure. For example, we sold our holdings in BJ Services, ENSCO International and Nabors Industries and purchased more shares in Baker Hughes and Diamond Offshore Drilling. Baker Hughes is the world's third-largest oil field service company while Diamond Offshore is a leading deepwater drilling contractor that owns and operates one of the world's largest fleets of offshore drilling units. In our opinion, these stocks offered attractive valuations and risk/reward characteristics.

The fund's performance was negatively impacted by its holdings of gold, precious metals and base metals companies, which underperformed other natural resource companies. It was also hindered by our relatively large position in paper and forest products. However, believing that the sector will improve due to supply constraints and increased global demand, we increased our weighting in pulp, paper and newsprint stocks during the period.


Looking forward, we believe that demand for natural resources will continue to expand as global gross domestic product grows. Although we expect commodity prices to trend higher in the near future, we do not purchase securities based solely on that assumption. We combine top-down industry research with bottom-up stock analysis to identify companies that are likely to outperform the broader market. Consequently, investments in the fund's portfolio typically have strong market positions, superior management, healthy balance sheets and visible earnings growth. In our opinion, the fund is well positioned to benefit from these holdings over the longer term, and we are optimistic about its ability to provide attractive returns for our shareholders.

It is important to remember, however, that investing in the fund involves the special risks of a non-diversified, sector fund, as well as the currency volatility and social, political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.


TOP 10 HOLDINGS
Franklin Natural Resources Fund
4/30/00

COMPANY                         % OF TOTAL
SECTOR, COUNTRY                 NET ASSETS
---------------                 ----------

Weatherford                        3.2%
International Inc.
Industrial Services, U.S.

Conoco Inc., B                     3.1%
Energy Minerals, U.S.

Baker Hughes Inc.                  2.9%
Industrial Services, U.S.

Newfield Exploration Co.           2.6%
Energy Minerals, U.S.

Barrett Resources Corp.            2.5%
Energy Minerals, U.S.

Bowater Inc.                       2.5%
Process Industries, U.S.

Diamond Offshore                   2.4%
Drilling Inc.
Industrial Services, U.S.

Transocean Sedco Forex Inc.        2.4%
Industrial Services, U.S.

EOG Resources Inc.                 2.3%
Energy Minerals, U.S.

IMC Global/Merrill Lynch,          2.3%
6.25%, cvt. pfd., IGL
Finance, U.S.

We thank you for your participation in Franklin Natural Resources Fund and look forward to serving your investment needs in the future. Please feel free to contact us with your comments or questions.


/s/ Michael R. Ward
Michael R. Ward



/s/ Stephen M. Land
Stephen M. Land

Portfolio Managers
Franklin Natural Resources Fund

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


MICHAEL R. WARD

Michael R. Ward is a portfolio manager of Franklin Natural Resources Fund and Franklin Valuemark Natural Resources Fund.

Mr. Ward joined Franklin Templeton in 1992 and worked as an equity analyst for Templeton Global Investors, Inc. for three years. He received a Bachelor of Science degree in Engineering from Kansas State University. He is a Chartered Financial Analyst (CFA) level III candidate.

STEPHEN M. LAND

Stephen M. Land is a research analyst for Franklin Advisers, Inc. and portfolio manager of Franklin Natural Resources Fund, Franklin Gold and Precious Metals Fund and Franklin Valuemark Natural Resources Fund.

Mr. Land joined Franklin Templeton's Management Training Program in 1997. He spent his first two years as a research analyst specializing in gold and precious metals. He received a Bachelor of Science degree in Managerial Economics from the University of California at Davis.


FRANKLIN NATURAL
RESOURCES FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Directors.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A

One-Year Total Return                  +19.47%
Net Asset Value (NAV)                  $15.74 (4/30/00)    $13.25 (4/30/99)
Change in NAV                          +$2.49
Distributions (5/1/99 - 4/30/00)       Dividend Income     $0.0767


ADVISOR CLASS

One-Year Total Return                  +19.91%
Net Asset Value (NAV)                  $16.24 (4/30/00)    $13.63 (4/30/99)
Change in NAV                          +$2.61
Distributions (5/1/99 - 4/30/00)       Dividend Income     $0.0885



            Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
As of 4/30/00

                                                                      INCEPTION
CLASS A                                        1-YEAR       3-YEAR     (6/5/95)
-------                                        ------       ------     --------

Cumulative Total Return(1)                     +19.47%      +21.61%    +78.76%
Average Annual Total Return(2)                 +12.59%       +4.65%    +11.22%
Value of $10,000 Investment(3)                $11,259      $11,460    $16,849

                                                                      INCEPTION
ADVISOR CLASS 4                                1-YEAR       3-YEAR     (6/5/95)
--------------                                 ------       ------     --------

Cumulative Total Return(1)                     +19.91%      +26.79%    +88.16%
Average Annual Total Return(2)                 +19.91%       +8.23%    +13.76%
Value of $10,000 Investment(3)                 $11,991      $12,679    $18,816

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.69% and +6.07%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



              Past performance does not guarantee future results.



FRANKLIN NATURAL
RESOURCES FUND

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
-------

1-Year                        +12.59%
3-Year                         +4.65%
Since Inception (6/5/95)      +11.22%

CLASS A (6/5/95 - 4/30/00)


Date                      Franklin                S&P                Fin. Times/
                          Natural                 500                S&P Energy
                          Resources               Index              & Basic
                          Fund  -                                    Industries
                          Class A                                    Index

06/05/1995               $9,425                   $10,000              $10,000
06/30/1995               $9,538                   $10,193              $9,824
07/31/1995               $9,727                   $10,531              $10,302
08/31/1995               $9,764                   $10,558              $9,997
09/30/1995               $9,698                   $11,003              $10,107
10/31/1995               $9,321                   $10,964              $9,896
11/30/1995               $9,783                   $11,445              $10,242
12/31/1995               $10,436                  $11,666              $10,624
01/31/1996               $10,943                  $12,062              $10,821
02/29/1996               $11,048                  $12,175              $10,895
03/31/1996               $11,737                  $12,292              $11,348
04/30/1996               $12,569                  $12,472              $11,653
05/31/1996               $12,798                  $12,794              $11,604
06/30/1996               $12,796                  $12,843              $11,571
07/31/1996               $11,952                  $12,275              $11,184
08/31/1996               $12,719                  $12,534              $11,394
09/30/1996               $13,170                  $13,240              $11,745
10/31/1996               $13,678                  $13,605              $11,994
11/30/1996               $14,493                  $14,634              $12,421
12/31/1996               $14,574                  $14,344              $12,359
01/31/1997               $14,968                  $15,240              $12,424
02/28/1997               $14,416                  $15,359              $12,328
03/31/1997               $13,796                  $14,728              $12,501
04/30/1997               $13,855                  $15,607              $12,502
05/31/1997               $15,076                  $16,558              $13,226
06/30/1997               $15,231                  $17,299              $13,691
07/31/1997               $15,716                  $18,677              $14,183
08/31/1997               $16,290                  $17,631              $13,526
09/30/1997               $17,497                  $18,597              $14,097
10/31/1997               $16,904                  $17,976              $13,255
11/30/1997               $15,182                  $18,808              $12,777
12/31/1997               $15,108                  $19,131              $12,538
01/31/1998               $14,192                  $19,344              $12,521
02/28/1998               $14,950                  $20,738              $13,235
03/31/1998               $15,688                  $21,800              $13,794
04/30/1998               $16,289                  $22,020              $14,165
05/31/1998               $14,993                  $21,642              $13,864
06/30/1998               $14,073                  $22,520              $13,480
07/31/1998               $12,484                  $22,279              $12,686
08/31/1998               $9,527                   $19,058              $10,957
09/30/1998               $11,318                  $20,279              $11,842
10/31/1998               $12,102                  $21,928              $12,449
11/30/1998               $11,201                  $23,257              $12,637
12/31/1998               $11,176                  $24,597              $12,519
01/31/1999               $10,633                  $25,625              $11,900
02/28/1999               $10,313                  $24,828              $11,928
03/31/1999               $11,878                  $25,821              $13,240
04/30/1999               $14,103                  $26,820              $15,144
05/31/1999               $13,432                  $26,187              $14,299
06/30/1999               $14,387                  $27,641              $14,818
07/31/1999               $14,761                  $26,778              $15,331
08/31/1999               $14,986                  $26,644              $15,305
09/30/1999               $14,633                  $25,914              $14,982
10/31/1999               $13,969                  $27,555              $14,940
11/30/1999               $14,055                  $28,114              $14,988
12/31/1999               $14,922                  $29,770              $15,638
01/31/2000               $14,536                  $28,275              $14,555
02/29/2000               $14,408                  $27,741              $13,502
03/31/2000               $16,966                  $30,454              $14,911
04/30/2000               $16,849                  $29,537              $14,463


*Source: Standard & Poor's Micropal.

AVERAGE ANNUAL TOTAL RETURN
4/30/00

ADVISOR CLASS**
---------------

1-Year                        +19.91%
3-Year                         +8.23%
Since Inception (6/5/95)      +13.76%

ADVISOR CLASS** (6/5/95 - 4/30/00)

Date                     Franklin               S&P                 Fin. Times/
                         Natural                500                 S&P Energy
                         Resources              Index               & Basic
                         Fund  -                                    Industries
                         Advisor                                    Index
                         Class

06/05/1995               $10,000               $10,000               $10,000
06/30/1995               $10,120               $10,193                $9,824
07/31/1995               $10,320               $10,531               $10,302
08/31/1995               $10,360               $10,558                $9,997
09/30/1995               $10,290               $11,003               $10,107
10/31/1995                $9,890               $10,964                $9,896
11/30/1995               $10,380               $11,445               $10,242
12/31/1995               $11,072               $11,666               $10,624
01/31/1996               $11,610               $12,062               $10,821
02/29/1996               $11,722               $12,175               $10,895
03/31/1996               $12,453               $12,292               $11,348
04/30/1996               $13,336               $12,472               $11,653
05/31/1996               $13,579               $12,794               $11,604
06/30/1996               $13,576               $12,843               $11,571
07/31/1996               $12,681               $12,275               $11,184
08/31/1996               $13,495               $12,534               $11,394
09/30/1996               $13,973               $13,240               $11,745
10/31/1996               $14,513               $13,605               $11,994
11/30/1996               $15,378               $14,634               $12,421
12/31/1996               $15,463               $14,344               $12,359
01/31/1997               $15,870               $15,240               $12,424
02/28/1997               $15,285               $15,359               $12,328
03/31/1997               $14,637               $14,728               $12,501
04/30/1997               $14,700               $15,607               $12,502
05/31/1997               $16,006               $16,558               $13,226
06/30/1997               $16,163               $17,299               $13,691
07/31/1997               $16,689               $18,677               $14,183
08/31/1997               $17,320               $17,631               $13,526
09/30/1997               $18,592               $18,597               $14,097
10/31/1997               $17,972               $17,976               $13,255
11/30/1997               $16,153               $18,808               $12,777
12/31/1997               $16,061               $19,131               $12,538
01/31/1998               $15,096               $19,344               $12,521
02/28/1998               $15,915               $20,738               $13,235
03/31/1998               $16,722               $21,800               $13,794
04/30/1998               $17,362               $22,020               $14,165
05/31/1998               $15,982               $21,642               $13,864
06/30/1998               $15,014               $22,520               $13,480
07/31/1998               $13,327               $22,279               $12,686
08/31/1998               $10,179               $19,058               $10,957
09/30/1998               $12,081               $20,279               $11,842
10/31/1998               $12,931               $21,928               $12,449
11/30/1998               $11,980               $23,257               $12,637
12/31/1998               $11,951               $24,597               $12,519
01/31/1999               $11,369               $25,625               $11,900
02/28/1999               $11,039               $24,828               $11,928
03/31/1999               $12,726               $25,821               $13,240
04/30/1999               $15,543               $26,820               $15,144
05/31/1999               $14,813               $26,187               $14,299
06/30/1999               $15,872               $27,641               $14,818
07/31/1999               $16,285               $26,778               $15,331
08/31/1999               $16,549               $26,644               $15,305
09/30/1999               $16,159               $25,914               $14,982
10/31/1999               $15,436               $27,555               $14,940
11/30/1999               $15,528               $28,114               $14,988
12/31/1999               $16,492               $29,770               $15,638
01/31/2000               $16,079               $28,275               $14,555
02/29/2000               $15,930               $27,741               $13,502
03/31/2000               $18,764               $30,454               $14,911
04/30/2000               $18,816               $29,537               $14,463


*Source: Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.


*Source: Standard and Poor's Micropal.

**On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class.


            Past performance does not guarantee future results.


FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                       YEAR ENDED APRIL 30,
                                                              ----------------------------------------
                                                              2000             1999           1998(b)
                                                              ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                         $   23.41         $  26.89         $  25.00
                                                           ---------         --------         --------
Income from investment operations:
 Net investment loss(d)                                         (.23)            (.10)            (.05)
 Net realized and unrealized gains (losses)                    37.32            (2.96)            1.99
                                                           ---------         --------         --------
Total from investment operations                               37.09            (3.06)            1.94
                                                           ---------         --------         --------
Less distributions from net realized gains                      (.06)            (.42)            (.05)
                                                           ---------         --------         --------
Net asset value, end of year                               $   60.44         $  23.41         $  26.89
                                                           ---------         --------         --------
Total return(a)                                               158.78%          (11.46%)           7.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $ 918,473         $ 69,450         $ 73,546
Ratios to average net assets:
 Expenses                                                       1.13%            1.52%            1.50%(c)
 Expenses excluding waiver and payments by affiliate            1.13%            1.52%            1.61%(c)
 Net investment loss                                            (.40%)           (.40%)           (.44%)(c)
Portfolio turnover rate                                        40.87%           97.62%           75.50%

(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period September 15, 1997 (effective date) to April 30, 1998.

(c) Annualized

(d) Based on average shares outstanding effective year ended April 30, 2000.

                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000


  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                       SHARES                      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 90.3%
(a)  BIOTECHNOLOGY 63.7%
     Abgenix Inc. ...........................................................                420,000                    $37,616,250
     Aclara Biosciences Inc. ................................................                 32,200                      1,227,625
     Affymetrix Inc. ........................................................                125,000                     16,882,813
     Alexion Pharmaceuticals Inc. ...........................................                400,000                     17,850,000
     Amgen Inc. .............................................................                749,800                     41,988,800
     Axys Pharmaceuticals Inc. ..............................................                950,000                      5,700,000
     Biogen Inc. ............................................................                 92,500                      5,440,156
     Celera Genomics ........................................................                175,000                     14,437,500
     Cell Genesys Inc. ......................................................                255,200                      4,769,050
     Chiron Corp. ...........................................................                700,000                     31,675,000
     COR Therapeutics Inc. ..................................................                650,000                     49,521,875
     Cubist Pharmaceuticals Inc. ............................................                455,000                     14,616,875
     Diversa Corp. ..........................................................                119,600                      3,229,200
     Emisphere Technologies Inc. ............................................                232,500                      9,543,398
     Epoch Pharmaceuticals Inc. .............................................                100,000                        850,000
     Exelixis Inc. ..........................................................                 51,400                        979,813
     Genentech Inc. .........................................................                250,000                     29,250,000
     Genzyme Corp. ..........................................................                450,000                     21,965,625
     Gilead Sciences Inc. ...................................................                350,000                     18,965,625
     IDEC Pharmaceuticals Corp. .............................................                300,000                     19,200,000
     ILEX Oncology Inc. .....................................................                358,019                      8,592,456
(d)  ILEX Oncology Inc., PIPES ..............................................                116,481                      2,599,856
     ImClone Systems Inc. ...................................................                249,900                     22,740,900
     Immunex Corp. ..........................................................                585,000                     23,034,375
     Immunomedics Inc. ......................................................                175,000                      2,537,500
     Immunomedics Inc., 144A ................................................                300,000                      3,177,000
     Intermune Pharmaceuticals Inc. .........................................                  7,600                        131,100
(d)  Kosan Biosciences Inc., C, PIPES .......................................                387,097                     12,000,007
     LifeCell Corp. .........................................................                232,200                      1,349,663
     Luminex Corp. ..........................................................                 46,600                        867,925
     Maxim Pharmaceuticals Inc. .............................................                142,800                      5,533,500
     Medarex Inc. ...........................................................                125,000                      6,625,000
     MedImmune Inc. .........................................................                200,000                     31,987,500
     MGI Pharma Inc. ........................................................                650,300                     15,038,188
     NPS Pharmaceuticals Inc. ...............................................                331,000                      4,303,000
     Progenics Pharmaceuticals Inc. .........................................                180,000                      8,280,000
     QLT PhotoTherapeutics Inc. (Canada) ....................................                300,000                     16,668,750
     Sangstat Medical Corp. .................................................                325,000                      9,343,750
     Sequenom Inc. ..........................................................                 59,400                      1,440,450
     SuperGen Inc. ..........................................................                300,000                      9,937,500
     Tanox Inc. .............................................................                 50,000                      1,462,500
     Targeted Genetics Corp. ................................................                928,571                      7,718,746
     Texas Biotechnology Corp. ..............................................                457,300                      5,601,925
     Titan Pharmaceuticals Inc. .............................................                 20,000                        640,000
(d)  Titan Pharmaceuticals Inc., PIPES ......................................                380,000                     11,065,600
     Transgene SA, ADR (France) .............................................                102,100                      1,990,950
     Trimeris Inc. ..........................................................                 89,300                      3,075,268



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                             SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
(a)    BIOTECHNOLOGY (CONT.)
       Vertex Pharmaceuticals Inc. ...................................................             269,200             $ 14,065,700
       Vical Inc. ....................................................................             442,000                7,956,000
                                                                                                                       ------------
                                                                                                                        585,474,714
                                                                                                                       ------------
(a)    Diversified Commercial Services
       Ventro Corp. ..................................................................              10,200                  280,500
                                                                                                                       ------------
       MEDICAL SPECIALTIES 13.7%
(a)    Biopure Corp. .................................................................              50,000                1,068,750
(a)    Biosite Diagnostics Inc. ......................................................             282,100                6,523,563
(a),(c) BioSource International Inc. .................................................             505,000                4,955,313
(a)    CIMA Laboratories Inc., 144A ..................................................             300,000                3,990,000
(a)    Cygnus Inc. ...................................................................             400,000                5,000,000
(a)    Fusion Medical Technologies Inc. ..............................................             350,000                6,125,000
(a)    Inhale Therapeutic Systems Inc. ...............................................             590,900               36,561,938
(a)    Invitrogen Corp. ..............................................................             200,000               12,475,000
(a)    Molecular Devices Corp. .......................................................             152,600                6,559,416
(a)    Oxford GlycoSciences PLC (United Kingdom) .....................................             575,000               14,508,160
(a)    Packard BioScience Co. ........................................................             145,900                1,741,681
       PE Corp.-PE Biosystems Group ..................................................             425,000               25,500,000
(a)    Serologicals Corp. ............................................................             151,600                  549,550
                                                                                                                       ------------
                                                                                                                        125,558,371
                                                                                                                       ------------
(a)    OTHER PHARMACEUTICALS 9.4%
       Angiotech Pharmaceuticals Inc. (Canada) .......................................             155,000                4,824,375
       Aviron ........................................................................             300,600                7,233,187
       Collateral Therapeutics Inc. ..................................................             278,000                6,811,000
       Medicis Pharmaceutical Corp., A ...............................................             180,700                7,905,625
       Noven Pharmaceuticals Inc. ....................................................             500,000                5,875,000
       Sepracor Inc. .................................................................             350,000               32,200,000
       SkyePharma PLC, ADR (United Kingdom) ..........................................              14,506                  232,104
       United Therapeutics Corp. .....................................................             378,500               21,385,250
                                                                                                                       ------------
                                                                                                                         86,466,541
                                                                                                                       ------------
(a)    PRECISION INSTRUMENTS 3.5%
       Agilent Technologies Inc. .....................................................             166,300               14,738,337
       Waters Corp. ..................................................................             180,600               17,111,850
                                                                                                                       ------------
                                                                                                                         31,850,187
                                                                                                                       ------------
       TOTAL COMMON STOCKS (COST $852,215,119) .......................................                                  829,630,313
                                                                                                                       ------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT
                                                                                             ------
  CONVERTIBLE BONDS .4%
  Curagen Corp., cvt., 144A, 6.00%, 2/02/07 (Cost $6,000,000) ...................        $  6,000,000                3,487,500
                                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $858,215,119) ...............................                                  833,117,813
                                                                                                                   ------------




FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                                SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 12.2%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $111,840,387) ......       111,840,387       $ 111,840,387
                                                                                                                      ------------
    Total Investments (Cost $970,055,506) 102.9% ...........................................                           944,958,200
    Other Assets, less Liabilities (2.9%) ..................................................                           (26,484,931)
                                                                                                                      ------------
    Net Assets 100.0% ......................................................................                         $ 918,473,269
                                                                                                                     =============

(a)  Non-income producing

(b)  See Note 3 regarding investments in the "Sweep Money Fund."

(c) The Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities.

(d)  See Note 6 regarding restricted securities.


                    See notes to financial statements.



FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                                      CLASS A
                                                 ---------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                 ---------------------------------------------------------------------------------
                                                      2000             1999             1998             1997             1996
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     16.97      $     17.36      $     14.46      $     14.28      $     12.23
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................            .13              .27              .33              .42              .37
 Net realized and unrealized gains ..........           6.20              .31             4.69             1.35             2.39
                                                 ---------------------------------------------------------------------------------
Total from investment operations ............           6.33              .58             5.02             1.77             2.76
                                                 ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.35)            (.19)            (.37)            (.38)            (.39)
 Net realized gains .........................          (2.97)            (.78)           (1.75)           (1.21)            (.32)
                                                 ---------------------------------------------------------------------------------
Total distributions .........................          (3.32)            (.97)           (2.12)           (1.59)            (.71)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year ................    $     19.98      $     16.97      $     17.36      $     14.46      $     14.28
                                                 =================================================================================

Total return(a)..............................          38.93%            4.02%           37.02%           12.94%           23.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   291,103      $   199,824      $   226,594      $   174,023      $   167,225
Ratios to average net assets:
 Expenses ...................................            .99%            1.05%            1.03%            1.00%            1.04%
 Net investment income ......................            .64%            1.55%            2.02%            2.82%            2.85%
Portfolio turnover rate .....................         132.25%           68.50%           45.51%           47.55%           50.51%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Based on average shares outstanding effective year ended April 30, 2000.



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)



FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                                         CLASS B
                                                                                            -----------------------------------
                                                                                                   YEAR ENDED APRIL 30,
                                                                                            -----------------------------------
                                                                                               2000                   1999(b)
                                                                                            -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................                $   16.92               $   15.84
                                                                                            -----------------------------------
Income from investment operations:
 Net investment income (loss)(d)............................................                     (.08)                    .02
 Net realized and unrealized gains .........................................                     6.25                    1.06
                                                                                            -----------------------------------
Total from investment operations ...........................................                     6.17                    1.08
                                                                                            -----------------------------------
Less distributions from:
 Net investment income .....................................................                     (.32)                     --
 Net realized gains ........................................................                    (2.97)                     --
                                                                                            -----------------------------------
Total distributions ........................................................                    (3.29)                     --
                                                                                            -----------------------------------
Net asset value, end of year ...............................................                $   19.80               $   16.92
                                                                                            ===================================
Total return(a) ............................................................                    37.98%                   6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................                $   4,338               $      79
Ratios to average net assets:
 Expenses ..................................................................                     1.74%                 1.80%(c)
 Net investment income (loss) ..............................................                     (.38%)                 .83%(c)
Portfolio turnover rate ....................................................                   132.25%                  68.50%


(a) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  For the period January 1, 1999 (effective date) to April 30, 1999.

(c)  Annualized

(d)  Based on average shares outstanding effective year ended April 30, 2000.



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                       CLASS C
                                                  --------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                  --------------------------------------------------------------------------------
                                                      2000              1999            1998             1997            1996
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $    16.85       $    17.25       $    14.37       $    14.24       $    12.23
                                                  --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(b) ............           (.03)             .14              .24              .32              .37
 Net realized and unrealized gains ..........           6.16              .32             4.66             1.33             2.32
                                                  --------------------------------------------------------------------------------
Total from investment operations ............           6.13              .46             4.90             1.65             2.69
                                                  --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.22)            (.08)            (.27)            (.31)            (.36)
 Net realized gains .........................          (2.97)            (.78)           (1.75)           (1.21)            (.32)
                                                  --------------------------------------------------------------------------------
Total distributions .........................          (3.19)            (.86)           (2.02)           (1.52)            (.68)
                                                  --------------------------------------------------------------------------------
Net asset value, end of year ................     $    19.79       $    16.85       $    17.25       $    14.37       $    14.24
                                                  ================================================================================

Total return(a) .............................          37.93%            3.19%           36.21%           12.04%           22.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   33,216       $   16,807       $   16,324       $    8,467       $    2,727
Ratios to average net assets:
 Expenses ...................................           1.74%            1.80%            1.78%            1.77%            1.81%
 Net investment income (loss) ...............           (.14%)            .81%            1.29%            1.98%            2.10%
Portfolio turnover rate .....................         132.25%           68.50%           45.51%           47.55%           50.51%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Based on average shares outstanding effective year ended April 30, 2000.


                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000


    FRANKLIN GLOBAL COMMUNICATIONS FUND                                     COUNTRY                 SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 89.3%
    CELLULAR TELEPHONE 13.0%
(a) Dobson Communications Corp., A ...........................           United States              146,400            $  3,751,500
(a) Nextel Communications Inc., A ............................           United States               30,000               3,283,125
(a) Nextel Partners Inc., A ..................................           United States               86,400               1,895,400
    NTT DoCoMo Inc. ..........................................               Japan                      110               3,674,300
(a) Sprint Corp. (PCS Group) .................................           United States              110,000               6,050,000
(a) U.S. Cellular Corp. ......................................           United States               25,000               1,501,563
    Vodafone AirTouch PLC, ADR ...............................           United Kingdom             165,000               7,755,000
(a) VoiceStream Wireless Corp. ...............................           United States              105,000              10,395,000
(a) Western Wireless Corp., A ................................           United States               90,000               4,471,875
                                                                                                                       ------------
                                                                                                                         42,777,763
                                                                                                                       ------------
    ELECTRICAL PRODUCTS .5%
    Furukawa Electric Co. Ltd. ...............................               Japan                  120,000               1,664,400
                                                                                                                       ------------
(a) ELECTRONIC PRODUCTION EQUIPMENT .6%
    Celestica Inc. ...........................................               Canada                  39,500               2,155,219
                                                                                                                       ------------
(a) INTERNET SERVICES 1.9%
    PSINet Inc. ..............................................           United States              270,000               6,260,625
                                                                                                                       ------------
    MAJOR U.S. TELECOMMUNICATIONS 20.9%
    AT&T Corp. ...............................................           United States              150,000               7,003,125
    Bell Atlantic Corp. ......................................           United States               65,000               3,851,250
    BellSouth Corp. ..........................................           United States              200,000               9,737,500
    GTE Corp. ................................................           United States              160,000              10,840,000
(a) MCI WorldCom Inc. ........................................           United States              230,000              10,450,623
    SBC Communications Inc. ..................................           United States              250,000              10,953,125
    Sprint Corp. (FON Group) .................................           United States              120,000               7,380,000
    U.S. West Inc. ...........................................           United States              117,000               8,328,938
                                                                                                                       ------------
                                                                                                                         68,544,561
                                                                                                                       ------------
    OTHER TELECOMMUNICATIONS 36.4%
(a) Adelphia Business Solutions Inc. .........................           United States               25,000                 875,000
(a) Alaska Communications Systems Holdings Inc. ..............           United States               51,400                 616,800
(a) Allegiance Telecom Inc. ..................................           United States              107,500               7,605,625
    British Telecommunications PLC, ADR ......................           United Kingdom              16,200               2,964,600
(a) Broadwing Inc. ...........................................           United States              110,000               3,114,375
(a) Citizens Utilities Co., B ................................           United States              266,000               4,272,625
(a) Clearnet Communications Inc., A ..........................               Canada                 124,800               5,350,800
(a) Efficient Networks Inc. ..................................           United States               18,400               1,209,800
(a) Equant NV, N.Y. shs ......................................            Netherlands                25,000               1,950,000
(a) FirstCom Corp. ...........................................           United States               28,400                 589,300
(a) General Motors Corp., H ..................................           United States               50,000               4,815,625
(a) Global Crossing Ltd. .....................................              Bermuda                 325,000              10,237,500
(a) GT Group Telecom Inc. ....................................               Canada                  28,600                 370,013
    Hellenic Telecommunications Organization SA ..............               Greece                   8,200                 185,021
(a) ICG Communications Inc. ..................................           United States              192,000               5,712,000
(a) Infonet Services Corp., B ................................           United States               68,900               1,162,688
(a) Intermedia Communications Inc. ...........................           United States               48,700               1,984,525


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


  FRANKLIN GLOBAL COMMUNICATIONS FUND                                       COUNTRY                 SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    OTHER TELECOMMUNICATIONS (CONT.)
    Koninklijke KPN NV .......................................              Netherlands                32,700          $  3,303,106
    Korea Telecom Corp. ......................................              South Korea                38,210             2,609,883
(a) KPNQwest NV ..............................................              Netherlands                30,000             1,207,500
(a) Level 3 Communications Inc. ..............................             United States               16,900             1,504,100
(a) McLeodUSA Inc. ...........................................             United States              210,000             5,250,000
(a) MGC Communications Inc. ..................................             United States               35,600             1,744,400
(a) NEXTLINK Communications Inc., A ..........................             United States               62,000             5,227,375
    Nippon Telegraph & Telephone Corp. .......................                 Japan                      220             2,727,735
    Portugal Telecom SA ......................................                Portugal                325,000             3,633,849
(a) Primus Telecommunications Group Inc. .....................             United States              105,000             3,445,313
(a) Qwest Communications International Inc. ..................             United States              135,000             5,855,625
(a) RSL Communication Ltd., A ................................                Bermuda                 310,000             4,320,625
    Telecom Italia Mobile SpA ................................                 Italy                  225,000             2,153,861
    Telecom Italia SpA .......................................                 Italy                  960,000             6,023,018
(a) Telecomunicacoes Brasileiras SA, ADR .....................                 Brazil                   9,500                   148
    Telefonica SA, ADR .......................................                 Spain                   70,000             4,637,500
(a) Thus PLC .................................................             United Kingdom             460,000             2,691,995
(a) Time Warner Telecom Inc., A ..............................             United States              118,700             6,498,825
(a) Williams Communications Group Inc. .......................             United States              100,000             3,700,000
                                                                                                                       ------------
                                                                                                                        119,551,155
                                                                                                                       ------------
    TELECOMMUNICATIONS EQUIPMENT 16.0%
(a) ADC Telecommunications Inc. ..............................             United States               53,600              3,256,200
(a) ArrowPoint Communications Inc. ...........................             United States                  200                 19,600
(a) CIENA Corp. ..............................................             United States               35,000              4,326,875
(a) Cisco Systems Inc. .......................................             United States               74,000              5,130,281
(a) Comverse Technology Inc. .................................             United States               20,000              1,783,750
    Corning Inc. .............................................             United States               42,000              8,295,000
(a) Infineon Technologies AG, ADR ............................                Germany                  29,900              2,029,463
(a) Juniper Networks Inc. ....................................             United States               23,000              4,891,813
    Lucent Technologies Inc. .................................             United States               33,165              2,062,448
(a) Network Appliance Inc. ...................................             United States               40,000              2,957,500
(a) NICE Systems Ltd., ADR ...................................                 Israel                  16,900              1,105,894
    Nokia Corp., ADR .........................................                Finland                  68,000              3,867,500
(a) Redback Networks Inc. ....................................             United States               55,800              4,429,125
(a) SDL Inc. .................................................             United States               10,000              1,950,000
(a) ST Assembly Test Services Ltd., ADR ......................               Singapore                  2,700                112,556
    Telefonaktiebolaget LM Ericsson AB, ADR, B ...............                 Sweden                  20,000              1,768,750
    Tyco International Ltd. ..................................                Bermuda                 100,000              4,593,750
                                                                                                                        ------------
                                                                                                                         52,580,505
                                                                                                                        ------------
    TOTAL COMMON STOCKS (COST $225,634,518) ..................                                                           293,534,228
                                                                                                                        ============


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


  FRANKLIN GLOBAL COMMUNICATIONS FUND                                       COUNTRY                 SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      CONVERTIBLE PREFERRED STOCKS .8%
      CMS Energy Trust I, 7.75%, cvt. pfd. .....................         United States               35,000            $  1,225,000
(a),(c)Kestrel Solutions Inc., cvt. pfd., D ....................         United States               95,932               1,249,994
                                                                                                                       ------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,999,994) .....                                                          2,474,994
                                                                                                                       ------------
      TOTAL LONG TERM INVESTMENTS (COST $228,634,512) ..........                                                        296,009,222
                                                                                                                       ------------
      SHORT TERM INVESTMENTS 9.7%
(b)   Franklin Institutional Fiduciary Trust Money
      Market Portfolio (COST $32,057,084) ......................         United States           32,057,084              32,057,084
                                                                                                                       ------------
      TOTAL INVESTMENTS (COST $260,691,596) 99.8% ..............                                                        328,066,306
      OTHER ASSETS, LESS LIABILITIES .2% .......................                                                            589,820
                                                                                                                       ------------
      NET ASSETS 100.0% ........................................                                                       $328,656,126
                                                                                                                       ============


(a)  Non-income producing
(b)  See Note 3 regarding investments in the "Sweep Money Fund."
(c)  See Note 6 regarding restricted securities.


                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS



FRANKLIN GLOBAL HEALTH CARE FUND

                                                                                 CLASS A
                                                       -----------------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                       -----------------------------------------------------------
                                                         2000        1999         1998         1997         1996
                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 13.88     $ 19.28     $  16.11     $  19.34     $  11.45
                                                       -----------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(b) ...................      (.12)       (.16)        (.14)        (.06)         .11
 Net realized and unrealized gains (losses) ........      6.53       (5.23)        4.58        (2.75)        8.96
                                                       -----------------------------------------------------------
Total from investment operations ...................      6.41       (5.39)        4.44        (2.81)        9.07
                                                       -----------------------------------------------------------
Less distributions from:
 Net investment income .............................        --          --         (.09)        (.04)        (.13)
 Net realized gains ................................        --        (.01)       (1.18)        (.38)       (1.05)
                                                       -----------------------------------------------------------
Total distributions ................................        --        (.01)       (1.27)        (.42)       (1.18)
                                                       -----------------------------------------------------------
Net asset value, end of year .......................   $ 20.29     $ 13.88     $  19.28     $  16.11     $  19.34
                                                       ===========================================================

Total return(a) ....................................     46.18%     (27.95%)      28.22%      (14.71%)      82.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $90,563     $74,252     $176,545     $150,653     $108,914
Ratios to average net assets:
 Expenses ..........................................      1.52%       1.34%        1.15%        1.14%         .73%
 Expenses excluding waiver and payments by affiliate      1.52%       1.34%        1.15%        1.14%        1.16%
 Net investment income (loss) ......................      (.70%)      (.72%)       (.67%)       (.39%)        .50%
Portfolio turnover rate ............................    123.48%      66.54%       66.84%       73.17%       54.78%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Based on average shares outstanding effective year ended April 30, 2000.


FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                                           CLASS B
                                                                                              ----------------------------------
                                                                                                      YEAR ENDED APRIL 30,
                                                                                              ----------------------------------
                                                                                                 2000                  1999(b)
                                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................                  $   13.84              $   16.97
                                                                                              ----------------------------------
Income from investment operations:
 Net investment loss(d) ....................................................                       (.26)                  (.03)
 Net realized and unrealized gains (losses) ................................                       6.51                  (3.10)
                                                                                              ----------------------------------
Total from investment operations ...........................................                       6.25                  (3.13)
                                                                                              ----------------------------------
Net asset value, end of year ...............................................                  $   20.09              $   13.84
                                                                                              ==================================

Total return(a) ............................................................                      45.16%                (18.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................                  $   3,037              $     208
Ratios to average net assets:
 Expenses ..................................................................                       2.27%                  1.84%(c)
 Net investment loss .......................................................                      (1.44%)                (1.22%)(c)
Portfolio turnover rate ....................................................                     123.48%                 66.54%


(a) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  For the period January 1, 1999 (effective date) to April 30, 1999.

(c)  Annualized

(d)  Based on average shares outstanding effective year ended April 30, 2000.



FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                             CLASS C
                                                             --------------------------------------------------------------------
                                                                                      YEAR ENDED APRIL 30,
                                                             --------------------------------------------------------------------
                                                                 2000               1999               1998              1997(b)
                                                             --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $    13.71         $    19.17         $   16.07          $   17.37
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment loss(d) ..............................             (.23)              (.29)             (.20)              (.07)
 Net realized and unrealized gains (losses) ..........             6.41              (5.16)             4.48               (.85)
                                                             --------------------------------------------------------------------
Total from investment operations .....................             6.18              (5.45)             4.28               (.92)
                                                             --------------------------------------------------------------------
Less distributions from net realized gains ...........               --               (.01)            (1.18)              (.38)
                                                             --------------------------------------------------------------------
Net asset value, end of year .........................       $    19.89         $    13.71         $   19.17          $   16.07
                                                             ====================================================================

Total return(a) ......................................            45.08%            (28.42%)           27.22%             (5.47%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $   20,398         $   13,747         $  25,321          $  10,099
Ratios to average net assets:
 Expenses ............................................             2.27%              2.07%             1.90%              1.92%(c)
 Net investment loss .................................            (1.44%)            (1.45%)           (1.44%)            (1.29%)(c)
Portfolio turnover rate ..............................           123.48%             66.54%            66.84%             73.17%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  For the period September 3, 1996 (effective date) to April 30, 1997.

(c)  Annualized

(d)  Based on average shares outstanding effective year ended April 30, 2000.


                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000


                                                                                                        SHARES/
  FRANKLIN GLOBAL HEALTH CARE FUND                                                 COUNTRY              WARRANTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 90.0%
(a) BIOTECHNOLOGY 15.4%
    Abgenix Inc. .....................................................          United States            20,000          $ 1,791,250
    Amgen Inc. .......................................................          United States            47,500            2,660,000
    Cell Genesys Inc. ................................................          United States            72,000            1,345,500
    COR Therapeutics Inc. ............................................          United States            40,000            3,047,500
    Cubist Pharmaceuticals Inc. ......................................          United States            50,000            1,606,250
    Diversa Corp. ....................................................          United States            17,600              475,200
    Exelixis Inc. ....................................................          United States             5,800              110,563
    Genentech Inc. ...................................................          United States            16,800            1,965,600
    Gilead Sciences Inc. .............................................          United States            17,500              948,281
    Intermune Pharmaceuticals Inc. ...................................          United States               800               13,800
    Luminex Corp. ....................................................          United States             2,400               44,700
    MGI Pharma Inc. ..................................................          United States            41,500              959,688
    Vertex Pharmaceuticals Inc. ......................................          United States            50,000            2,612,500
                                                                                                                         -----------
                                                                                                                          17,580,832
                                                                                                                         -----------
(a) DIVERSIFIED COMMERCIAL SERVICES 1.1%
    Dendrite International Inc. ......................................          United States            54,600            1,248,975
                                                                                                                         -----------
    GENERIC DRUGS 4.5%
    Alpharma Inc., A .................................................          United States            30,000            1,158,750
    Mylan Laboratories Inc. ..........................................          United States            52,000            1,475,500
(a) Watson Pharmaceuticals Inc. ......................................          United States            55,000            2,471,563
                                                                                                                         -----------
                                                                                                                           5,105,813
                                                                                                                         -----------
    HOSPITAL/NURSING MANAGEMENT 6.0%
(a) Beverly Enterprises Inc. .........................................          United States           105,000              354,375
    Columbia/HCA Healthcare Corp. ....................................          United States            81,000            2,303,438
(a) Paracelsus Healthcare Corp. ......................................          United States            37,255                6,403
    Tenet Healthcare Corp. ...........................................          United States            45,000            1,147,500
(a) Universal Health Services Inc., B ................................          United States            55,000            3,011,250
                                                                                                                         -----------
                                                                                                                           6,822,966
                                                                                                                         -----------
    MAJOR PHARMACEUTICALS 28.2%
    Abbott Laboratories ..............................................          United States            15,000              576,563
    American Home Products Corp. .....................................          United States            45,000            2,528,438
    Bristol-Myers Squibb Co. .........................................          United States           104,000            5,453,500
    Eli Lilly & Co. ..................................................          United States            35,000            2,705,938
    Glaxo Wellcome PLC, ADR ..........................................          United Kingdom           34,200            2,148,188
    Johnson & Johnson ................................................          United States            10,000              825,000
(a) Pharmacia Corp. ..................................................          United States           113,050            5,645,434
(a) Roche Holding AG .................................................           Switzerland                100            1,046,789
    Schering-Plough Corp. ............................................          United States           150,000            6,046,875
    Warner-Lambert Co. ...............................................          United States            45,000            5,121,563
                                                                                                                         -----------
                                                                                                                          32,098,288
                                                                                                                         -----------
    Managed Health Care 2.0%
    UnitedHealth Group Inc. ..........................................          United States            35,000            2,334,063
                                                                                                                         -----------
    Medical Specialties 23.0%
    Baxter International Inc. ........................................          United States            95,000            6,186,869
(a) Biosite Diagnostics Inc. .........................................          United States            56,000            1,295,000



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                                      SHARES/
  FRANKLIN GLOBAL HEALTH CARE FUND                                         COUNTRY                   WARRANTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    MEDICAL SPECIALTIES (CONT.)
(a) CIMA Labs Inc. .......................................              United States                193,000           $  2,702,000
    Cooper Cos. Inc. .....................................              United States                 30,000              1,008,750
(a) Cytyc Corp. ..........................................              United States                 25,300              1,132,175
(a) INAMED Corp. .........................................              United States                 50,000              2,068,750
(a) Inhale Therapeutic Systems Inc. ......................              United States                 60,000              3,712,500
(a) InnerDyne Inc. .......................................              United States                150,000                653,906
(a) Molecular Devices Corp. ..............................              United States                 19,300                829,598
(a) Nycomed Amersham PLC .................................              United Kingdom               350,000              2,669,854
(a) ORATEC Interventions Inc. ............................              United States                  2,400                 81,750
(a) Packard BioScience Co. ...............................              United States                 18,200                217,263
(a) Physiometrix Inc. ....................................              United States                 28,000                441,000
(a) Serologicals Corp. ...................................              United States                273,650                991,981
(a) SonoSite Inc. ........................................              United States                  2,200                 72,463
(a) Stryker Corp. ........................................              United States                 30,000              2,156,250
                                                                                                                       ------------
                                                                                                                         26,220,109
                                                                                                                       ------------
(a) MEDICAL/DENTAL DISTRIBUTORS .3%
    SciQuest.com Inc. ....................................              United States                 26,200                340,600
                                                                                                                       ------------
(a) MEDICAL/NURSING SERVICES 1.4%
    Renal Care Group Inc. ................................              United States                 70,000              1,561,875
                                                                                                                       ------------
    MULTI-LINE INSURANCE 2.9%
    CIGNA Corp. ..........................................              United States                 41,000              3,269,750
                                                                                                                       ------------
(a) OTHER PHARMACEUTICALS 2.1%
    FH Faulding & Co. Ltd. ...............................                Australia                  172,615                689,936
    Noven Pharmaceuticals Inc. ...........................              United States                100,000              1,175,000
    OraPharma Inc. .......................................              United States                 13,200                134,475
    SkyePharma PLC, ADR ..................................              United Kingdom                27,414                438,617
                                                                                                                       ------------
                                                                                                                          2,438,028
                                                                                                                       ------------
    SERVICES TO THE HEALTH INDUSTRY 3.1%
(a) CareInsite Inc. ......................................              United States                 15,000                375,938
(a) Landacorp Inc. .......................................              United States                 17,600                 69,300
    Omnicare Inc. ........................................              United States                 75,000              1,139,063
(a) Per-Se Technologies Inc., wts., 7/08/03 ..............              United States                  1,719                     --
(a) Pharmaceutical Product Development Inc. ..............              United States                 80,000              1,345,000
(a) XCare.net Inc. .......................................              United States                100,000                587,500
                                                                                                                       ------------
                                                                                                                          3,516,801
                                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $87,659,042) .......                                                              102,538,100
                                                                                                                       ------------
    SHORT TERM INVESTMENTS 5.1%
(b) Franklin Institutional Fiduciary Trust Money
    Market Portfolio (COST $5,847,604) ...................              United States              5,847,604              5,847,604
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $93,506,646) 95.1% ...........                                                              108,385,704
    OTHER ASSETS, LESS LIABILITIES 4.9% ..................                                                                5,613,122
                                                                                                                       ------------
    NET ASSETS 100.0% ....................................                                                             $113,998,826
                                                                                                                       ============


(a)  Non-income producing

(b)  See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Highlights



FRANKLIN NATURAL RESOURCES FUND

                                                                                       CLASS A
                                                       ----------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                       ----------------------------------------------------------------------------
                                                           2000           1999           1998           1997             1996(b)
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $    13.25     $    15.46     $    14.07     $    13.14       $    10.00
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(d)...........................          .05            .12            .10            .09              .08
 Net realized and unrealized gains (losses) ........         2.52          (2.21)          2.26           1.25             3.22
                                                       ----------------------------------------------------------------------------
Total from investment operations ...................         2.57          (2.09)          2.36           1.34             3.30
                                                       ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.08)          (.12)          (.09)          (.09)            (.06)
 Net realized gains ................................           --             --           (.88)          (.32)            (.10)
                                                       ----------------------------------------------------------------------------
Total distributions ................................         (.08)          (.12)          (.97)          (.41)            (.16)
                                                       ----------------------------------------------------------------------------
Net asset value, end of year .......................   $    15.74     $    13.25     $    15.46     $    14.07       $    13.14
                                                       ============================================================================

Total return(a) ....................................        19.47%        (13.42%)        17.57%         10.23%           33.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   41,106     $   44,014     $   62,274     $   45,386       $    9,909
Ratios to average net assets:
 Expenses ..........................................          .98%           .97%           .96%           .98%             .99%(c)
 Expenses excluding waiver and payments by affiliate         1.43%          1.47%          1.31%          1.31%            1.77%(c)
 Net investment income .............................          .39%           .97%           .67%           .72%            1.16%(c)
Portfolio turnover rate ............................        81.52%         74.03%         72.93%         46.31%           59.04%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  For the period June 5, 1995 (effective date) to April 30, 1996.

(c)  Annualized

(d)  Based on average shares outstanding effective year ended April 30, 2000.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN NATURAL RESOURCES FUND (CONT.)


                                                                                ADVISOR CLASS
                                                          -------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                          -------------------------------------------------------------
                                                             2000             1999            1998              1997(b)
                                                          -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $   13.63        $   15.48       $   14.07         $   14.66
                                                          -------------------------------------------------------------
Income from investment operations:
 Net investment income(d)...........................            .07              .19             .23                --
 Net realized and unrealized gains (losses) ........           2.63            (1.85)           2.20              (.59)
                                                          -------------------------------------------------------------
Total from investment operations ...................           2.70            (1.66)           2.43              (.59)
                                                          -------------------------------------------------------------
Less distributions from:
 Net investment income .............................           (.09)            (.19)           (.14)               --
 Net realized gains ................................             --               --            (.88)               --
                                                          -------------------------------------------------------------
Total distributions ................................           (.09)            (.19)          (1.02)               --
                                                          -------------------------------------------------------------
Net asset value, end of year .......................      $   16.24        $   13.63       $   15.48         $   14.07
                                                          =============================================================

Total return(a) ....................................          19.91%          (10.48%)         18.11%            (4.02%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................      $   8,791        $     319       $     892         $   1,123
Ratios to average net assets:
 Expenses ..........................................            .65%             .65%            .64%              .64%(c)
 Expenses excluding waiver and payments by affiliate           1.10%            1.15%           1.03%              .86%(c)
 Net investment income .............................            .49%            1.29%           1.02%             1.03%(c)
Portfolio turnover rate ............................          81.52%           74.03%          72.93%            46.31%


(a)  Total return is not annualized for periods less than one year.

(b)  For the period January 2, 1997 (effective date) to April 30, 1997.

(c)  Annualized

(d)  Based on average shares outstanding effective year ended April 30, 2000.


                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000


                                                                                                      SHARES/
  FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY                WARRANTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 88.6%
    ENERGY MINERALS 34.0%
    Apache Corp. ...............................................            United States               8,700           $   421,406
    Ashland Inc. ...............................................            United States              17,800               607,425
(a) Barrett Resources Corp. ....................................            United States              39,400             1,250,950
(a) Basin Exploration Inc. .....................................            United States              50,900               712,600
(a) Callon Petroleum Co. .......................................            United States              17,000               230,563
(a) Chesapeake Energy Corp. ....................................            United States             238,300               893,625
    Conoco Inc., B .............................................            United States              62,097             1,544,659
    Devon Energy Corp. .........................................            United States              12,050               580,659
    EOG Resources Inc. .........................................            United States              46,900             1,166,638
    Exxon Mobil Corp. ..........................................            United States                 508                39,465
(a) Gulf Indonesia Resources Ltd. ..............................              Indonesia                40,000               280,000
(a) Houston Exploration Co. ....................................            United States              23,000               415,438
(a) Newfield Exploration Co. ...................................            United States              31,600             1,283,750
(a) Pennaco Energy Inc. ........................................            United States              68,000             1,015,750
(a) Santa Fe Snyder Corp. ......................................            United States              62,100               570,544
    Shell Transport & Trading Co. PLC, N.Y. shs. ...............            United Kingdom             11,000               530,750
(a) Tesoro Petroleum Corp. .....................................            United States              70,000               822,500
    Texaco Inc. ................................................            United States              16,500               816,750
    Tosco Corp. ................................................            United States              31,100               997,144
    Union Pacific Resources Group Inc. .........................            United States              30,000               575,625
    Unocal Corp. ...............................................            United States              22,700               733,494
    USX-Marathon Group Inc. ....................................            United States              30,700               715,694
    Valero Energy Corp. ........................................            United States              26,300               762,700
                                                                                                                        -----------
                                                                                                                         16,968,129
                                                                                                                        -----------
    INDUSTRIAL SERVICES 21.8%
(a) AES Corp. ..................................................            United States               4,160               374,140
    Baker Hughes Inc. ..........................................            United States              45,500             1,447,469
(a) Cal Dive International Inc. ................................            United States              14,100               701,475
(a) Casella Waste Systems Inc., A ..............................            United States              24,700               183,706
    Diamond Offshore Drilling Inc. .............................            United States              30,000             1,209,375
(a) Global Marine Inc. .........................................            United States              30,500               732,000
(a) Grey Wolf Inc. .............................................            United States             245,000               995,313
(a) Gulf Island Fabrication Inc. ...............................            United States              37,000               559,625
    Halliburton Co. ............................................            United States               4,800               212,100
(a) Natco Group Inc., A ........................................            United States              36,100               327,156
(a) Parker Drilling Co. ........................................            United States             160,000               690,000
    Transocean Sedco Forex Inc. ................................            United States              25,500             1,198,500
(a) Tuboscope Inc. .............................................            United States              19,300               335,338
(a) Varco International Inc. ...................................            United States              25,200               315,000
(a) Weatherford International Inc. .............................            United States              39,200             1,592,500
                                                                                                                        -----------
                                                                                                                         10,873,697
                                                                                                                        -----------
    NON-ENERGY MINERALS 12.8%
    Aluminum Co. of America ....................................            United States               9,000               583,875
    Barrick Gold Corp. .........................................                Canada                 30,100               506,056
    De Beers Consolidated Mines AG, ADR ........................             South Africa              29,400               584,325
    Franco-Nevada Mining Corp. Ltd. ............................                Canada                 36,000               417,898



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                                      SHARES/
  FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY                WARRANTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    NON-ENERGY MINERALS (CONT.)
(a) Freeport-McMoRan Copper & Gold Inc., A .......................          United States              11,700         $    108,225
    Georgia-Pacific Corp. ........................................          United States              23,000              845,250
    Ispat International NV, A, N.Y. shs. .........................           Netherlands               61,700              721,119
    Newmont Mining Corp. .........................................          United States              11,135              260,977
    Pohang Iron & Steel Co. Ltd., ADR ............................           South Korea               42,600              894,600
    Rayonier Inc. ................................................          United States              15,000              704,063
    Rio Tinto PLC ................................................          United Kingdom             18,600              290,316
(a) Stillwater Mining Co. ........................................          United States              16,200              453,600
                                                                                                                      ------------
                                                                                                                         6,370,304
                                                                                                                      ------------
    PROCESS INDUSTRIES 13.0%
    Abitibi-Consolidated Inc. ....................................              Canada                 82,000              891,750
(a) Asia Pulp & Paper Co. Ltd., ADR ..............................            Indonesia                69,300              437,456
(a) Asia Pulp & Paper Co. Ltd., wts., 7/27/00 ....................            Indonesia                11,160                1,918
    Bowater Inc. .................................................          United States              22,600            1,243,000
    Eastman Chemical Co. .........................................          United States              11,000              575,438
    Nova Chemicals Corp. .........................................              Canada                 33,000              754,875
(a) Packaging Corp. of America ...................................          United States              40,100              476,188
    Potash Corp. of Saskatchewan Inc. ............................              Canada                  8,285              445,837
    Praxair Inc. .................................................          United States              12,000              533,250
(a) Smurfit-Stone Container Corp. ................................          United States              27,500              419,375
    Union Carbide Corp. ..........................................          United States              11,800              696,200
                                                                                                                      ------------
                                                                                                                         6,475,287
                                                                                                                      ------------
    TRANSPORTATION 1.4%
    Tidewater Inc. ...............................................          United States              23,300              693,175
                                                                                                                      ------------
    UTILITIES 5.6%
    Dynegy Inc. ..................................................          United States               8,600              562,763
    Enron Corp. ..................................................          United States              15,900            1,108,031
(a) Westport Innovations Inc. ....................................              Canada                 51,000              430,249
    Williams Cos. Inc. ...........................................          United States              18,500              690,281
                                                                                                                      ------------
                                                                                                                         2,791,324
                                                                                                                      ------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $39,477,134) ..........                                                      44,171,916
                                                                                                                      ------------
    CONVERTIBLE PREFERRED STOCKS 3.1%
    IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL ..............          United States              67,000            1,139,000
    Enron Corp., 7.00%, cvt. pfd. ................................          United States              17,500              411,250
                                                                                                                      ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,336,986) .........                                                       1,550,250
                                                                                                                      ------------
    TOTAL LONG TERM INVESTMENTS (COST $40,814,120) ...............                                                      45,722,166
                                                                                                                      ------------
    SHORT TERM INVESTMENTS 9.0%
(b) Franklin Institutional Fiduciary Trust Money
    Market Portfolio (Cost $4,514,462) ...........................          United States           4,514,462            4,514,462
                                                                                                                      ------------
    TOTAL INVESTMENTS (COST $45,328,582) 100.7% ..................                                                      50,236,628
    OTHER ASSETS, LESS LIABILITIES (.7%) .........................                                                        (339,672)
                                                                                                                      ------------
    NET ASSETS 100.0% ............................................                                                    $ 49,896,956
                                                                                                                      ============

(a) Non-income producing

(b) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000


                                                            FRANKLIN         FRANKLIN GLOBAL    FRANKLIN GLOBAL       FRANKLIN
                                                          BIOTECHNOLOGY       COMMUNICATIONS      HEALTH CARE     NATURAL RESOURCES
                                                         DISCOVERY FUND           FUND                FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ............................................       $970,055,506        $260,691,596       $ 93,506,646        $45,328,582
                                                          ======================================================================
  Value ...........................................        944,958,200         328,066,306        108,385,704         50,236,628
 Receivables:
  Investment securities sold ......................          5,655,336           2,094,445          5,607,892                 --
  Capital shares sold .............................          5,369,732             782,484            329,190             89,376
  Dividends and interest ..........................             89,000             401,109             92,500             39,586
 Deposits with brokers (Note 1) ...................          4,164,694                  --                 --                 --
                                                          ----------------------------------------------------------------------
    Total assets ..................................        960,236,962         331,344,344        114,415,286         50,365,590
                                                          ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .................         36,043,947           1,926,350                 --                 --
  Capital shares redeemed .........................          4,676,564             342,555            183,675            397,257
  Affiliates ......................................            970,460             288,866            152,758             44,075
  Shareholders ....................................             59,098             102,202             64,808             19,117
 Other liabilities ................................             13,624              28,245             15,219              8,185
                                                          ----------------------------------------------------------------------
    Total liabilities .............................         41,763,693           2,688,218            416,460            468,634
                                                          ----------------------------------------------------------------------
    Net assets, at value ..........................       $918,473,269        $328,656,126       $113,998,826        $49,896,956
                                                          ======================================================================
Net assets consist of:
  Undistributed net investment income .............       $         --        $    156,014       $         --        $   175,143
  Accumulated net operating loss ..................             (1,189)                 --                 --                 --
  Net unrealized appreciation (depreciation) ......        (25,097,306)         67,369,587         14,879,058          4,908,046
  Accumulated net realized gain (loss) ............         (1,005,257)         28,262,902         (5,410,603)        (3,245,489)
  Capital shares ..................................        944,577,021         232,867,623        104,530,371         48,059,256
                                                          ----------------------------------------------------------------------
Net assets, at value ..............................       $918,473,269        $328,656,126       $113,998,826        $49,896,956
                                                          ======================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2000


                                                                FRANKLIN        FRANKLIN GLOBAL  FRANKLIN GLOBAL       FRANKLIN
                                                              BIOTECHNOLOGY      COMMUNICATIONS    HEALTH CARE    NATURAL RESOURCES
                                                              DISCOVERY FUND         FUND              FUND               FUND
                                                              ----------------------------------------------------------------------
CLASS A:
 Net assets, at value .....................................     $918,473,269      $291,102,574      $90,562,972        $41,105,889
                                                              ----------------------------------------------------------------------
 Shares outstanding .......................................       15,197,000        14,567,973        4,463,144          2,612,371
                                                              ----------------------------------------------------------------------
 Net asset value per share* ...............................           $60.44            $19.98           $20.29             $15.74
                                                              ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 94.25%) .....................           $64.13            $21.20           $21.53             $16.70
                                                              ----------------------------------------------------------------------
CLASS B:
 Net assets, at value .....................................               --      $  4,337,644      $ 3,037,479                 --
                                                              ----------------------------------------------------------------------
 Shares outstanding .......................................               --           219,035          151,208                 --
                                                              ----------------------------------------------------------------------
 Net asset value and maximum offering price per share* ....               --            $19.80           $20.09                 --
                                                              ----------------------------------------------------------------------
CLASS C:
 Net assets, at value .....................................               --      $ 33,215,908      $20,398,375                 --
                                                              ----------------------------------------------------------------------
 Shares outstanding .......................................               --         1,678,112        1,025,403                 --
                                                              ----------------------------------------------------------------------
 Net asset value per share* ...............................               --            $19.79           $19.89                 --
                                                              ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99%) ........................               --            $19.99           $20.09                 --
                                                              ----------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value .....................................               --                --               --        $ 8,791,067
                                                              ----------------------------------------------------------------------
 Shares outstanding .......................................               --                --               --            541,396
                                                              ----------------------------------------------------------------------
 Net asset value and maximum offering price per share .....               --                --               --             $16.24
                                                              ----------------------------------------------------------------------


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000


                                                                 FRANKLIN     FRANKLIN GLOBAL    FRANKLIN GLOBAL     FRANKLIN
                                                              BIOTECHNOLOGY    COMMUNICATIONS       HEALTH CARE   NATURAL RESOURCES
                                                              DISCOVERY FUND        FUND               FUND               FUND
                                                              ----------------------------------------------------------------------
Investment income:*
 Dividends (Note 3) .....................................      $  2,304,813      $  4,239,547       $    675,951       $   563,298
 Interest ...............................................           256,292            69,728             79,506            15,566
                                                               --------------------------------------------------------------------
    Total investment income .............................         2,561,105         4,309,275            755,457           578,864
                                                               --------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...............................         1,623,755         1,373,485            559,398           260,019
 Administrative fees (Note 3) ...........................           459,752                --                 --                --
 Distribution fees (Note 3)
  Class A ...............................................         1,082,698           602,122            189,262           139,258
  Class B ...............................................                --            10,762              9,280                --
  Class C ...............................................                --           223,712            148,097                --
 Transfer agent fees (Note 3) ...........................           582,826           393,053            474,219           149,339
 Custodian fees .........................................             3,978            37,136              2,217             1,218
 Reports to shareholders ................................            57,498            61,784             72,132            19,959
 Registration and filing fees ...........................           103,270            51,707             42,750            24,746
 Professional fees ......................................            25,378            15,143             10,047             7,131
 Trustees' fees and expenses ............................             2,634             3,678              1,333               667
 Other ..................................................             3,445            19,605              4,983             2,213
                                                               --------------------------------------------------------------------
    Total expenses ......................................         3,945,234         2,792,187          1,513,718           604,550
    Expenses waived/paid by affiliate (Note 3) ..........                --                --                 --          (190,280)
                                                               --------------------------------------------------------------------
      Net expenses ......................................         3,945,234         2,792,187          1,513,718           414,270
                                                               --------------------------------------------------------------------
       Net investment income (loss) .....................        (1,384,129)        1,517,088           (758,261)          164,594
                                                               --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................         2,457,523        46,206,254          9,261,499         3,461,344
  Foreign currency transactions .........................            (1,189)          (49,271)            24,717            10,724
  Securities sold short .................................         2,327,714                --                 --                --
                                                               --------------------------------------------------------------------
    Net realized gain ...................................         4,784,048        46,156,983          9,286,216         3,472,068
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................       (21,785,672)       28,531,223         23,890,150         3,095,818
  Translation of assets and liabilities denominated in
   foreign currencies ...................................                --            (4,600)                --               (36)
                                                               --------------------------------------------------------------------
      Net unrealized appreciation (depreciation) ........       (21,785,672)       28,526,623         23,890,150         3,095,782
                                                               --------------------------------------------------------------------
 Net realized and unrealized gain (loss) ................       (17,001,624)       74,683,606         33,176,366         6,567,850
                                                               --------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
  from operations .......................................      $(18,385,753)     $ 76,200,694       $ 32,418,105       $ 6,732,444
                                                               ====================================================================

* Net of foreign taxes and fees of $148,448, $7,512 and $10,336 for the Franklin Global Communications Fund, Franklin Global Health Care Fund and Franklin Natural Resources Fund, respectively.


                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                             FRANKLIN BIOTECHNOLOGY                        FRANKLIN
                                                                DISCOVERY FUND                   GLOBAL COMMUNICATIONS FUND
                                                      --------------------------------------------------------------------------
                                                           2000               1999                2000                1999
                                                      --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................      $  (1,384,129)      $   (285,652)      $   1,517,088       $   3,289,731
  Net realized gain (loss) from investments and
   foreign currency transactions ...............          4,784,048         (2,905,988)         46,156,983          18,511,777
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies        (21,785,672)        (5,962,288)         28,526,623         (15,631,278)
                                                      --------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............        (18,385,753)        (9,153,928)         76,200,694           6,170,230
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................                 --                 --          (4,009,477)         (2,419,109)
   Class B .....................................                 --                 --              (6,176)                 --
   Class C .....................................                 --                 --            (215,000)            (75,113)
  Net realized gains:
   Class A .....................................           (223,281)        (1,272,491)        (33,553,640)         (9,673,260)
   Class B .....................................                 --                 --            (110,158)                 --
   Class C .....................................                 --                 --          (3,053,817)           (818,825)
                                                      --------------------------------------------------------------------------
 Total distributions to shareholders ...........           (223,281)        (1,272,491)        (40,948,268)        (12,986,307)
 Capital share transactions: (Note 2)
  Class A ......................................        867,632,458          6,330,107          57,951,832         (20,312,303)
  Class B ......................................                 --                 --           4,489,511              72,761
  Class C ......................................                 --                 --          14,252,127             847,862
                                                      --------------------------------------------------------------------------
 Total capital share transactions ..............        867,632,458          6,330,107          76,693,470         (19,391,680)
      Net increase (decrease) in net assets ....        849,023,424         (4,096,312)        111,945,896         (26,207,757)
Net assets:
 Beginning of year .............................         69,449,845         73,546,157         216,710,230         242,917,987
                                                      --------------------------------------------------------------------------
 End of year ...................................      $ 918,473,269       $ 69,449,845       $ 328,656,126       $ 216,710,230
                                                      ==========================================================================
Undistributed net investment income (accumulated
 net operating loss) included in net assets:
  End of year ..................................      $      (1,189)      $     (7,680)      $     156,014       $   2,918,850
                                                      ==========================================================================


                       See notes to financial statements.



FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                                            FRANKLIN                           FRANKLIN
                                                                    GLOBAL HEALTH CARE FUND              NATURAL RESOURCES FUND
                                                                    2000               1999              2000              1999
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................    $    (758,261)     $  (1,149,843)     $    164,594      $    398,867
  Net realized gain (loss) from investments and
   foreign currency transactions .........................        9,286,216        (14,678,519)        3,472,068        (6,100,355)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies .........       23,890,150        (32,520,914)        3,095,782        (4,510,191)
                                                               ---------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .........................       32,418,105        (48,349,276)        6,732,444       (10,211,679)
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................               --                 --          (250,190)         (424,272)
   Advisor Class .........................................               --                 --            (2,323)          (10,798)
  Net realized gains:
   Class A ...............................................               --            (98,214)               --                --
   Class C ...............................................               --            (16,744)               --                --
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders .....................               --           (114,958)         (252,513)         (435,070)
 Capital share transactions: (Note 2)
  Class A ................................................      (10,806,942)       (60,533,341)       (9,142,232)       (7,774,548)
  Class B ................................................        2,675,497            222,435                --                --
  Class C ................................................        1,505,360         (4,883,689)               --                --
  Advisor Class ..........................................               --                 --         8,226,100          (411,581)
                                                               ---------------------------------------------------------------------
 Total capital share transactions ........................       (6,626,085)       (65,194,595)         (916,132)       (8,186,129)
     Net increase (decrease) in net assets ...............       25,792,020       (113,658,829)        5,563,799       (18,832,878)
Net assets:
 Beginning of year .......................................       88,206,806        201,865,635        44,333,157        63,166,035
                                                               ---------------------------------------------------------------------
 End of year .............................................    $ 113,998,826      $  88,206,806      $ 49,896,956      $ 44,333,157
                                                              =====================================================================
Undistributed net investment income included
  in net assets:
   End of year ...........................................    $          --      $          --      $    175,143      $    252,338
                                                              =====================================================================


                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

        CAPITAL GROWTH                             TOTAL RETURN
        ------------------------------------------------------------------------------
        Franklin Biotechnology Discovery Fund      Franklin Global Communications Fund
        Franklin Global Health Care Fund           Franklin Natural Resources Fund

Effective May 1, 2000, the Franklin Strategic Series began offering shares of the Franklin Technology Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES SOLD SHORT:

The Franklin Biotechnology Discovery Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates.


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITIES SOLD SHORT: (CONT.)

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. At April 30, 2000, the Franklin Biotechnology Discovery Fund had no open short sales.

d. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin Global Heath Care Fund and the Franklin Global Communications Fund began offering a new class of shares, Class B. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                    CLASS A & ADVISOR CLASS              CLASS A, CLASS B & CLASS C
-------------------------------------------------------------------------------------------------------------------
Franklin Biotechnology Discovery Fund      Franklin Natural Resources Fund      Franklin Global
                                                                                Communications Fund
                                                                                Franklin Global Health Care Fund



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                       FRANKLIN BIOTECHNOLOGY                 FRANKLIN                       FRANKLIN
                                          DISCOVERY FUND              GLOBAL COMMUNICATIONS FUND      GLOBAL HEALTH CARE FUND
                                    -----------------------------------------------------------------------------------------------
                                       SHARES         AMOUNT            SHARES         AMOUNT           SHARES        AMOUNT
                                    -----------------------------------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2000
 Shares sold ....................    17,971,248    $1,271,076,030     6,271,281    $ 129,648,724      7,355,772    $ 125,127,747
 Shares issued in reinvestment
  of distributions ..............         4,597           178,540     1,754,362       32,769,923             --               --
 Shares redeemed ................    (5,745,246)     (403,622,112)   (5,232,137)    (104,466,815)    (8,241,799)    (135,934,689)
                                    ----------------------------------------------------------------------------------------------
 Net increase (decrease) ........    12,230,599    $  867,632,458     2,793,506    $  57,951,832       (886,027)   $ (10,806,942)
                                    ==============================================================================================
Year ended April 30,1999
 Shares sold ....................     1,483,341    $   35,796,702     2,575,785    $  41,641,164      9,005,885    $ 143,541,952
 Shares issued in reinvestment
 of distributions ...............        41,475           975,481       688,144       10,403,432          5,766           90,654
 Shares redeemed ................    (1,293,474)      (30,442,076)   (4,540,259)     (72,356,899)   (12,818,888)    (204,165,947)
                                    ----------------------------------------------------------------------------------------------
 Net increase (decrease) ........       231,342    $    6,330,107    (1,276,330)   $ (20,312,303)    (3,807,237)   $ (60,533,341)
                                    ===============================================================================================
CLASS B SHARES:
Year ended April 30, 2000
 Shares sold ....................                                        211,587    $   4,444,191        140,895    $   2,768,142
 Shares issued in reinvestment of
   distributions ................                                          5,728          106,660             --               --
 Shares redeemed ................                                         (2,948)         (61,340)        (4,723)         (92,645)
                                                                       ------------------------------------------------------------
 Net increase ...................                                        214,367    $   4,489,511        136,172    $   2,675,497
                                                                       ============================================================
Year ended April 30, 1999(a)
 Shares sold ....................                                          4,668    $      72,761         15,040    $     222,495
 Shares redeemed ................                                             --               --             (4)             (60)
                                                                       ------------------------------------------------------------
 Net increase ...................                                          4,668    $      72,761         15,036    $     222,435
                                                                       ============================================================
CLASS C SHARES:
Year ended April 30, 2000
 Shares sold ....................                                        759,183    $  15,751,309        486,834    $   8,924,197
 Shares issued in reinvestment of
   distributions ................                                        154,008        2,861,777             --               --
 Shares redeemed ................                                       (232,780)      (4,360,959)      (464,033)      (7,418,837)
                                                                       ------------------------------------------------------------
 Net increase ...................                                        680,411    $  14,252,127         22,801    $   1,505,360
                                                                       ============================================================
Year ended April 30, 1999
 Shares sold ....................                                        348,707    $   5,558,866        375,736    $   6,135,515
 Shares issued in reinvestment of
   distributions ................                                         51,063          765,827          1,001           15,481
 Shares redeemed ................                                       (348,295)      (5,476,831)      (695,236)     (11,034,685)
                                                                       ------------------------------------------------------------
 Net increase (decrease) ........                                         51,475    $     847,862       (318,499)   $  (4,883,689)
                                                                       ============================================================


(a) For the period January 1, 1999 (effective date) to April 30, 1999.


FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                           FRANKLIN
                                                                                                    NATURAL RESOURCES FUND
                                                                                         ------------------------------------------
                                                                                            SHARES                        AMOUNT
                                                                                         ------------------------------------------
CLASS A SHARES:
Year ended April 30, 2000
 Shares sold ...........................................................                   2,824,749                   $ 39,331,408
 Shares issued in reinvestment of distributions ........................                      17,350                        232,665
 Shares redeemed .......................................................                  (3,551,679)                   (48,706,305)
                                                                                         ------------------------------------------
 Net decrease ..........................................................                    (709,580)                  $ (9,142,232)
                                                                                         ==========================================
Year ended April 30, 1999
 Shares sold ...........................................................                   3,435,836                   $ 39,238,044
 Shares issued in reinvestment of distributions ........................                      33,594                        390,527
 Shares redeemed .......................................................                  (4,175,956)                   (47,403,119)
                                                                                         ------------------------------------------
 Net decrease ..........................................................                    (706,526)                  $ (7,774,548)
                                                                                         ==========================================

ADVISOR CLASS SHARES:
Year ended April 30, 2000
 Shares sold ...........................................................                     532,473                   $  8,436,067
 Shares issued in reinvestment of distributions ........................                         166                          2,297
 Shares redeemed .......................................................                     (14,648)                      (212,264)
                                                                                         ------------------------------------------
 Net increase ..........................................................                     517,991                   $  8,226,100
                                                                                         ==========================================
Year ended April 30, 1999
 Shares sold ...........................................................                     117,744                   $  1,462,201
 Shares issued in reinvestment of distributions ........................                         897                         10,797
 Shares redeemed .......................................................                    (152,874)                    (1,884,579)
                                                                                         ------------------------------------------
 Net decrease ..........................................................                     (34,233)                  $   (411,581)
                                                                                         ==========================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

All Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE         DAILY NET ASSETS
      ---------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          Over $250 million, up to and including $10 billion



FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

Advisers agreed in advance to waive management fees for the Franklin Natural Resources Fund as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average net assets as follows:

      ANNUALIZED
       FEE RATE      DAILY NET ASSETS
      -------------------------------------------------------------------

         .150%       First $200 million
         .135%       Over $200 million, up to and including $700 million
         .100%       Over $700 million, up to and including $1.2 billion
         .075%       Over $1.2 billion


Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Biotechnology Discovery Fund and the Franklin Natural Resources Fund reimburse Distributors up to .35% per year of the funds' average daily net assets of Class A; the Franklin Global Health Care Fund and the Franklin Global Communications Fund reimburse Distributors up to .25%, 1.00%, and 1.00% per year of the funds' average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                          FRANKLIN            FRANKLIN            FRANKLIN
                                                        BIOTECHNOLOGY          GLOBAL           GLOBAL HEALTH     FRANKLIN NATURAL
                                                        DISCOVERY FUND    COMMUNICATIONS FUND     CARE FUND        RESOURCES FUND
                                                        ---------------------------------------------------------------------------
Net commissions received (paid) .................         $4,329,157           $154,503           $(137,048)           $12,532
Contingent deferred sales charges ...............         $  106,821           $  6,796           $  14,969            $   642

The Funds paid transfer agent fees of $1,599,437, of which $1,421,260 was paid to Investor Services.

The Funds earned dividend income from investment in the Sweep Money Fund as follows:

                                                          FRANKLIN            FRANKLIN            FRANKLIN
                                                        BIOTECHNOLOGY          GLOBAL           GLOBAL HEALTH     FRANKLIN NATURAL
                                                        DISCOVERY FUND    COMMUNICATIONS FUND     CARE FUND        RESOURCES FUND
                                                        ---------------------------------------------------------------------------
Dividend Income .................................         $2,283,988           $995,359             $154,612          $74,902

Included in professional fees are legal fees of $23,377 that were paid to a law firm in which a partner is an officer of the Funds.

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INCOME TAXES

At April 30, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                       FRANKLIN GLOBAL       FRANKLIN NATURAL
                                      HEALTH CARE FUND        RESOURCES FUND
                                      ----------------------------------------
        Capital loss carryovers
          expiring in:
          2007                         $3,510,661              $3,167,296
          2008                          1,450,448                     --
                                      ----------------------------------------
                                       $4,961,109              $3,167,296
                                      ----------------------------------------

At April 30, 2000, the Franklin Biotechnology Discovery Fund had deferred capital losses occurring subsequent to October 31, 1999 of $84,321. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

At April 30, 2000, the Franklin Biotechnology Discovery Fund and the Franklin Global Communications Fund had deferred currency losses occurring subsequent to October 31, 1999 of $1,189 and $40,776, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At April 30, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                          FRANKLIN            FRANKLIN            FRANKLIN
                                                        BIOTECHNOLOGY          GLOBAL           GLOBAL HEALTH     FRANKLIN NATURAL
                                                        DISCOVERY FUND    COMMUNICATIONS FUND     CARE FUND        RESOURCES FUND
                                                        ---------------------------------------------------------------------------
Investments at cost .....................                 $ 970,976,442      $260,691,596         $93,956,140       $45,406,775
                                                          =====================================================================
Unrealized appreciation .................                 $ 148,770,564      $ 74,977,344         $24,453,407       $ 7,943,129
Unrealized depreciation .................                  (174,788,806)       (7,602,634)        (10,023,843)       (3,113,276)
                                                          ----------------------------------------------------------------------
Net unrealized appreciation (depreciation)                $ (26,018,242)     $ 67,374,710         $14,429,564       $ 4,829,853
                                                          =====================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2000 were as follows:

                                                          FRANKLIN            FRANKLIN            FRANKLIN
                                                        BIOTECHNOLOGY          GLOBAL           GLOBAL HEALTH     FRANKLIN NATURAL
                                                        DISCOVERY FUND    COMMUNICATIONS FUND     CARE FUND        RESOURCES FUND
                                                        ---------------------------------------------------------------------------
Purchases ...............................                 $922,336,874       $339,203,702         $107,112,159       $33,322,523
Sales ...................................                 $133,560,163       $324,016,324         $120,855,006       $35,094,728


FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. RESTRICTED SECURITIES

The funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at April 30, 2000 are as follows:

                                                                           ACQUISITION
SHARES   ISSUER                                                                DATE                COST               VALUE
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
116,481      ILEX Oncology Inc. PIPES                                          3/03/00          $ 5,241,645         $ 2,599,856
387,097      Kosan Biosciences Inc., C, PIPES                                  3/24/00           12,000,007          12,000,007
380,000      Titan Pharmaceuticals Inc., PIPES                                 2/24/00           13,110,000          11,065,600
                                                                                                                    -----------
             TOTAL RESTRICTED SECURITIES (2.79% of net assets)                                                      $25,665,463
                                                                                                                    ===========
FRANKLIN GLOBAL COMMUNICATIONS FUND
 95,932      Kestrel Solutions, Inc., cvt. pfd., D (.38% of net assets)        1/20/00          $ 1,249,994         $ 1,249,994
                                                                                                                    ===========


FRANKLIN STRATEGIC SERIES
INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 7, 2000

FRANKLIN STRATEGIC SERIES
TAX DESIGNATION


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 2000:

                                                    CAPITAL GAINS
                                                    20% RATE GAIN
        ----------------------------------------------------------
        Franklin Global Communications Fund ...      $19,994,795


Under Section 854(b)(2) of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2000:

        FRANKLIN GLOBAL                  FRANKLIN
      COMMUNICATIONS FUND         NATURAL RESOURCES FUND
      --------------------------------------------------
            10.29%                         100%


                       This page intentionally left blank.




SHAREHOLDER LETTER

Dear Shareholder:

This annual report for the Franklin Strategic Series covers the 12 months ended April 30, 2000.

A RED HOT ECONOMY

During the year under review, the U.S. economy continued to advance at a blistering pace. Gross domestic product (GDP) grew at a rate of 4.4%, corporate profits were generally robust, unemployment sank to its lowest rate in 30 years, and inflation seemed to pose no problem to most investors. Not included in this group was Alan Greenspan, chairman of the U.S. Federal Reserve Board (the Fed). Attempting to cool down a super-heated economy, and prevent future inflation, the Fed raised the federal funds target rate five times between June 1999 and the close of the reporting period.

WALL STREET WHIPLASH

The U.S. stock market rose and fell to such a degree during the reporting period that describing it as volatile would be an understatement. On April 30, 1999, the Dow Jones(R) Industrial Average (the Dow) stood at 10789.04. A year later, it was 10733.91. The National Association of Securities Dealers Automated Quotation System (Nasdaq(R))(1) started the fiscal year at 2542.85 and ended it at 3860.66. But opening and closing numbers don't begin to tell the story. What happened in between was enough to make investors bullish, bearish or merely bewildered.

(1.) The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00).


CONTENTS

Shareholder Letter ....................................................        1

Fund Reports

Franklin Blue Chip Fund ...............................................        4

Franklin MidCap
Growth Fund ...........................................................       11

Financial Highlights &
Statements of Investments .............................................       16

Financial Statements ..................................................       26

Notes to
Financial Statements ..................................................       30

Independent
Auditors' Report ......................................................       35

Tax Designation .......................................................       36


                              [Fund Category Pyramid Graphic]

For example, during the week ended October 15, the Dow fell 630 points, its biggest weekly percentage drop in over a decade. Then, shrugging off worries about inflation and rising interest rates, it proceeded to gain 710 points by October 29. The Nasdaq had its share of ups and downs, too. Starting the fiscal year with a bang, it closed 1999 at 4069.31. But after welcoming the new millennium with virtually no Y2K problems, it fell 2.8% on March 11, then appeared to recover somewhat in the following weeks, only to drop another 355 points on April 14. And as you can see from the graph on page 3, whenever the Nasdaq rose during the latter part of the period, the Dow seemed to decline, and vice versa.

HOW TO HANDLE THE TURBULENCE

While seesawing such as this can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to consult with your investment representative, focus on your long-term goals rather than short-term market cycles, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

We also encourage you to consider using an investment technique called dollar-cost averaging. By investing a fixed dollar amount at regular intervals, you buy more shares when prices are low and fewer when prices are high, which can reduce your average cost per share. A note of caution: no investment technique can assure a profit or completely protect against loss, and before using this strategy, you should consider your ability to continue purchases through periods of changing economic conditions.(2)

NATIONAL ASSOCIATION OF SECURITIES DEALERS
AUTOMATED QUOTATION SYSTEM (NASDAQ)
AND DOW JONES INDUSTRIAL AVERAGE (DJIA)
Daily Prices
(4/30/99-4/30/00)


This chart shows the volatility of the National Association of Securities Dealers Automated Quotation System (Nasdaq) and Dow Jones Industrial Average
(DJIA), based on their daily prices from 4/30/99 to 4/30/00.

DAILY PRICES
(4/30/99 4/30/00)

       DATE             NASDAQ           DJIA
       ----             ------           ----
     4/30/99            2542.85        10789.04
      5/3/99            2535.58        11014.69
      5/4/99            2485.12        10886.11
      5/5/99            2534.45        10955.41
      5/6/99            2472.28        10946.82
      5/7/99            2503.62        11031.59
     5/10/99            2526.39        11007.25
     5/11/99            2566.68        11026.15
     5/12/99            2606.54        11000.37
     5/13/99            2582.00        11107.19
     5/14/99            2527.86        10913.32
     5/17/99            2561.84        10853.47
     5/18/99            2558.36        10836.95
     5/19/99            2577.40        10887.39
     5/20/99            2542.23        10866.74
     5/21/99            2520.14        10829.28
     5/24/99            2453.66        10654.67
     5/25/99            2380.90        10531.09
     5/26/99            2427.18        10702.16
     5/27/99            2419.15        10466.93
     5/28/99            2470.52        10559.74
      6/1/99            2412.03        10596.26
      6/2/99            2432.41        10577.89
      6/3/99            2403.32        10663.69
      6/4/99            2478.34        10799.84
      6/7/99            2524.21        10909.38
      6/8/99            2474.56        10765.64
      6/9/99            2519.35        10690.29
     6/10/99            2484.62        10621.27
     6/11/99            2447.88        10490.51
     6/14/99            2398.31        10563.33
     6/15/99            2414.67        10594.99
     6/16/99            2517.83        10784.95
     6/17/99            2544.15        10841.63
     6/18/99            2563.44        10855.56
     6/21/99            2630.28        10815.98
     6/22/99            2580.26        10721.63
     6/23/99            2598.12        10666.86
     6/24/99            2553.99        10534.83
     6/25/99            2552.65        10552.56
     6/28/99            2602.44        10655.15
     6/29/99            2642.11        10815.35
     6/30/99            2686.12        10970.80
      7/1/99            2706.18        11066.42
      7/2/99            2741.02        11139.24
      7/6/99            2736.78        11135.12
      7/7/99            2743.04        11187.36
      7/8/99            2771.86        11126.89
      7/9/99            2793.07        11193.70
     7/12/99            2790.44        11200.98
     7/13/99            2778.23        11175.02
     7/14/99            2818.13        11148.10
     7/15/99            2839.37        11186.41
     7/16/99            2864.48        11209.84
     7/19/99            2830.29        11187.68
     7/20/99            2732.18        10996.13
     7/21/99            2761.77        11002.78
     7/22/99            2684.44        10969.22
     7/23/99            2692.40        10910.96
     7/26/99            2619.19        10863.16
     7/27/99            2679.33        10979.04
     7/28/99            2705.84        10972.07
     7/29/99            2640.01        10791.29
     7/30/99            2638.49        10655.15
      8/2/99            2623.63        10645.96
      8/3/99            2587.99        10677.31
      8/4/99            2540.00        10674.77
      8/5/99            2565.83        10793.82
      8/6/99            2547.97        10714.03
      8/9/99            2518.98        10707.70
     8/10/99            2490.11        10655.15
     8/11/99            2564.98        10787.80
     8/12/99            2549.49        10789.39
     8/13/99            2637.81        10973.65
     8/16/99            2645.28        11046.79
     8/17/99            2671.22        11117.08
     8/18/99            2657.73        10991.38
     8/19/99            2621.43        10963.84
     8/20/99            2648.33        11100.61
     8/23/99            2719.57        11299.76
     8/24/99            2752.37        11283.30
     8/25/99            2805.60        11326.04
     8/26/99            2774.62        11198.45
     8/27/99            2758.90        11090.17
     8/30/99            2712.69        10914.13
     8/31/99            2739.35        10829.28
      9/1/99            2750.80        10937.88
      9/2/99            2734.24        10843.21
      9/3/99            2843.11        11078.45
      9/7/99            2837.26        11034.13
      9/8/99            2808.74        11036.34
      9/9/99            2852.02        11079.40
     9/10/99            2887.06        11028.43
     9/13/99            2844.77        11030.33
     9/14/99            2868.29        10910.33
     9/15/99            2814.17        10801.42
     9/16/99            2806.72        10737.46
     9/17/99            2869.62        10803.63
     9/20/99            2886.15        10823.90
     9/21/99            2821.10        10598.47
     9/22/99            2858.16        10524.07
     9/23/99            2749.83        10318.59
     9/24/99            2740.41        10279.33
     9/27/99            2761.75        10303.39
     9/28/99            2756.25        10275.53
     9/29/99            2730.27        10213.48
     9/30/99            2746.16        10336.95
     10/1/99            2736.85        10273.00
     10/4/99            2795.97        10401.23
     10/5/99            2799.67        10400.59
     10/6/99            2857.21        10588.34
     10/7/99            2860.70        10537.05
     10/8/99            2886.57        10649.76
     10/11/99           2915.95        10648.18
     10/12/99           2872.43        10417.06
     10/13/99           2801.27        10232.16
     10/14/99           2806.84        10286.61
     10/15/99           2731.83        10019.71
     10/18/99           2689.15        10116.28
     10/19/99           2688.18        10204.93
     10/20/99           2788.13        10392.36
     10/21/99           2801.95        10297.69
     10/22/99           2816.52        10470.25
     10/25/99           2815.95        10349.93
     10/26/99           2811.47        10302.13
     10/27/99           2802.52        10394.89
     10/28/99           2875.22        10622.53
     10/29/99           2966.43        10729.86
     11/1/99            2967.65        10648.51
     11/2/99            2981.63        10581.84
     11/3/99            3028.51        10609.06
     11/4/99            3055.95        10639.64
     11/5/99            3102.29        10704.48
     11/8/99            3143.97        10718.85
     11/9/99            3125.04        10617.32
     11/10/99           3155.96        10597.74
     11/11/99           3197.29        10595.30
     11/12/99           3221.15        10769.32
     11/15/99           3219.54        10760.75
     11/16/99           3293.05        10932.33
     11/17/99           3269.39        10883.09
     11/18/99           3347.11        11035.70
     11/19/99           3369.25        11003.89
     11/22/99           3392.56        11089.52
     11/23/99           3342.87        10995.63
     11/24/99           3420.50        11008.17
     11/26/99           3447.81        10988.91
     11/29/99           3421.37        10947.92
     11/30/99           3336.16        10877.81
     12/1/99            3353.71        10998.39
     12/2/99            3452.78        11039.06
     12/3/99            3520.63        11286.18
     12/6/99            3546.01        11225.01
     12/7/99            3586.92        11106.65
     12/8/99            3586.08        11068.12
     12/9/99            3594.17        11134.79
     12/10/99           3620.23        11224.70
     12/13/99           3658.15        11192.59
     12/14/99           3571.66        11160.17
     12/15/99           3621.95        11225.32
     12/16/99           3715.06        11244.89
     12/17/99           3753.06        11257.43
     12/20/99           3783.87        11144.27
     12/21/99           3911.15        11200.54
     12/22/99           3937.30        11203.60
     12/23/99           3969.44        11405.76
     12/27/99           3975.38        11391.08
     12/28/99           3972.11        11476.71
     12/29/99           4041.46        11484.66
     12/30/99           4036.87        11452.86
     12/31/99           4069.31        11497.12
      1/3/00            4131.15        11357.51
      1/4/00            3901.69        10997.93
      1/5/00            3877.54        11122.65
      1/6/00            3727.13        11253.26
      1/7/00            3882.62        11522.56
     1/10/00            4049.67        11572.20
     1/11/00            3921.19        11511.08
     1/12/00            3850.02        11551.10
     1/13/00            3957.21        11582.43
     1/14/00            4064.27        11722.98
     1/18/00            4130.81        11560.72
     1/19/00            4151.29        11489.36
     1/20/00            4189.51        11351.30
     1/21/00            4235.40        11251.71
     1/24/00            4096.08        11008.17
     1/25/00            4167.41        11029.89
     1/26/00            4069.91        11032.99
     1/27/00            4039.56        11028.02
     1/28/00            3887.07        10738.87
     1/31/00            3940.35        10940.53
      2/1/00            4051.98        11041.05
      2/2/00            4073.96        11003.20
      2/3/00            4210.98        11013.44
      2/4/00            4244.14        10963.80
      2/7/00            4321.77        10905.79
      2/8/00            4427.54        10957.60
      2/9/00            4363.24        10699.16
     2/10/00            4485.63        10643.63
     2/11/00            4395.45        10425.21
     2/14/00            4418.55        10519.84
     2/15/00            4420.77        10718.09
     2/16/00            4427.65        10561.41
     2/17/00            4548.92        10514.57
     2/18/00            4411.74        10219.52
     2/22/00            4382.12        10304.84
     2/23/00            4550.33        10225.73
     2/24/00            4617.65        10092.63
     2/25/00            4590.50         9862.12
     2/28/00            4577.85        10038.65
     2/29/00            4696.69        10128.31
      3/1/00            4784.08        10137.93
      3/2/00            4754.51        10164.92
      3/3/00            4914.79        10367.20
      3/6/00            4904.85        10170.50
      3/7/00            4847.84         9796.03
      3/8/00            4897.17         9856.53
      3/9/00            5046.86        10010.73
     3/10/00            5048.62         9928.82
     3/13/00            4907.24         9947.13
     3/14/00            4706.63         9811.24
     3/15/00            4582.62        10131.41
     3/16/00            4717.39        10630.60
     3/17/00            4798.13        10595.23
     3/20/00            4610.00        10680.24
     3/21/00            4711.68        10907.34
     3/22/00            4864.75        10866.70
     3/23/00            4940.61        11119.86
     3/24/00            4963.03        11112.72
     3/27/00            4958.56        11025.85
     3/28/00            4833.89        10936.11
     3/29/00            4644.67        11018.72
     3/30/00            4457.89        10980.25
     3/31/00            4572.83        10921.92
      4/3/00            4223.68        11221.93
      4/4/00            4148.89        11164.84
      4/5/00            4169.22        11033.92
      4/6/00            4267.56        11114.27
      4/7/00            4446.45        11111.48
     4/10/00            4188.20        11186.56
     4/11/00            4055.90        11287.08
     4/12/00            3769.63        11125.13
     4/13/00            3676.78        10923.55
     4/14/00            3321.29        10305.77
     4/17/00            3539.16        10582.51
     4/18/00            3793.57        10767.42
     4/19/00            3706.41        10674.96
     4/20/00            3643.88        10844.05
     4/24/00            3482.48        10906.10
     4/25/00            3711.23        11124.82
     4/26/00            3630.09        10945.50
     4/27/00            3774.03        10888.10
     4/28/00            3860.66        10733.91

Regardless of the market's future direction, Franklin Templeton's management teams will continue to follow the fundamental principles of careful selection and constant professional supervision. As always, we welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series



2. For more information on dollar-cost averaging, contact your investment representative, or call Franklin Templeton at 1-800/DIAL BEN(R)
(1-800/342-5236).


FRANKLIN BLUE CHIP FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in blue chip companies with market capitalization of $1 billion or more, which the managers believe have quality management and superior products or services.
--------------------------------------------------------------------------------


This report covers the fiscal year ended April 30, 2000. During this period, Franklin Blue Chip Fund - Class A posted a +27.96% one-year cumulative total return, as shown in the Performance Summary on page 8, significantly outperforming its benchmark, the Standard & Poor's 500(R) (S&P 500(R)), which returned 10.11%.

Global economies grew rapidly during the 12 months under review. Global gross domestic product (GDP) growth averaged 2.8% for 1999, and analyst forecasts call for global GDP at about 4.2% for 2000. However, despite an upswing in global industrial production and a strengthening in commodity prices, global inflation generally remained benign due to competition stemming from deregulation, excess capacity and the large number of companies doing business on the Internet. In the U.S., where earnings for companies in the S&P 500 grew an impressive 14% in 1999, the Federal Reserve Board (the Fed), attempting to head off possible future inflation, raised interest rates five times during the period. It should be noted, however, that although the S&P 500 rose 10.13%, prices of nearly one-quarter of the stocks in that index fell during the year under review. Sectors of the S&P 500 performing best were those with the strongest relative earnings growth and the least sensitivity to interest rates. For example, the technology sector (approximately one-third of the index) and the capital goods sector (about 8% of the index) far outperformed other sectors. Because the fund was overweight in these sectors during most of the period, it outperformed the S&P 500, as noted above.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 19.

During the reporting period, we tried to change the portfolio's mix without adding unduly to the fund's turnover by putting new money to work in sectors where we found what we believed to be attractively priced stocks. Although we expected technology and capital goods earnings to be strong, we allowed the fund's overall exposure to these sectors to drop in January because of exceedingly high valuations, increased market volatility, and relatively attractive opportunities in other sectors. In March and April, the technology sector and many "new economy" stocks experienced unusual market volatility. During this time, the fund outperformed the S&P 500 because of the portfolio's broad industry diversification and focus on leading, high-quality companies. However, we believe many technology and capital goods companies have attractive fundamentals, and we intend to invest in these areas as valuations become more reasonable. Within the technology sector, we will continue to invest in companies we think will provide "best of breed" technologies for the next generation's core networks.

When rising interest rates weakened the financial sector, we increased our exposure to it, initiating a position in Wells Fargo, a bank with strong growth prospects trading at what we believed were depressed levels. One of the fastest growing, major regional banks, Wells Fargo is the Internet bank leader in the U.S., with over 1.4 million customers. Although its earnings growth prospects for 2000 are 15% (higher than the average expected for S&P 500 companies), its stock was trading at about 60% of the S&P 500's price-to-earnings ratio. In our opinion, once investors believe we are nearing the end of the Fed's tightening cycle, they may begin to focus more strongly on the financial services sector.



PORTFOLIO BREAKDOWN
Franklin Blue Chip Fund
Based on Total Net Assets
4/30/00


Electronic Technology                                                      20.7
Finance                                                                    12.1%
Technology Services                                                        10.9%
Utilities                                                                  10.4%
Health Technology                                                           9.2%
Consumer Non-Durables                                                       6.6%
Retail Trade                                                                5.5%
Process Industries                                                          4.6%
Energy Minerals                                                             3.3%
Producer Manufacturing                                                      3.0%
Other                                                                       7.4%
Short-Term Investments
& Other Net Assets                                                          6.3%

TOP 10 HOLDINGS
Franklin Blue Chip Fund
4/30/00


COMPANY                                                               % OF TOTAL
SECTOR, COUNTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                          3.3%
Electronic Technology, U.S.
General Electric Co.                                                        3.2%
Process Industries, U.S.
Intel Corp.                                                                 3.1%
Electronic Technology, U.S.
Exxon Mobil Corp.                                                           2.5%
Energy Minerals, U.S.
Oracle Corp.                                                                2.3%
Technology Services, U.S.
International Business
Machines Corp.                                                              2.1%
Electronic Technology, U.S.
Nokia Corp.                                                                 1.8%
Electronic Technology,
Finland
Best Buy Co.                                                                1.8%
Retail Trade, U.S.
Duke Energy Corp.                                                           1.7%
Utilities, U.S.
The Walt Disney Co.                                                         1.7%
Consumer Services, U.S.

Looking forward, we are confident that the fund's investment philosophy emphasizing high-quality stocks of proven market leaders will provide satisfactory results for our shareholders. Global growth seems to be broadening the positive earnings outlook to include sectors such as basic materials, energy, health care and communications, in addition to technology and capital goods. Because we prefer to be comfortable with the fund's holdings regardless of market volatility, we shall continue to search for companies offering market dominance and management excellence. Companies in which we invest must also possess one of the following strong revenue growth, strong cash flow (EBITDA or earnings before interest, taxes, depreciation and amortization) or strong earnings growth. This rigorous analysis should eliminate all but the highest quality companies, while our long-term orientation should lead to relatively low portfolio turnover and associated costs.

During the year under review, the fund's strong performance was due in large part to its significant exposure to technology. That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unusually high valuations. The volatility the market experienced in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. One thing is clear, however, none of us can realistically rely on these valuations and the performance that results to continue indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this or any mutual fund.



/s/ Sally Edwards Haff

Sally Edwards Haff
Portfolio Manager
Franklin Blue Chip Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN BLUE CHIP FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases total return to shareholders. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.

ONE-YEAR PERFORMANCE SUMMARY AS OF 4/30/00

One-year and aggregate total return do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return              +27.96%
Net Asset Value (NAV)              $17.90 (4/30/00)              $14.41 (4/30/99)
Change in NAV                      +$3.49
Distributions (5/1/99-4/30/00)     Dividend Income               $0.0141
                                   Short-Term Capital Gain       $0.0741
                                   Long-Term Capital Gain        $0.3980
                                   ----------------------        -------
                                   Total                         $0.4862


CLASS B
Aggregate Total Return             +8.63%
Net Asset Value (NAV)              $17.87 (4/30/00)              $16.45 (2/1/00)
Change in NAV                      +$1.42

CLASS C
Aggregate Total Return             +8.88%
Net Asset Value (NAV)              $17.91 (4/30/00)              $16.45 (2/1/00)
Change in NAV                      +$1.46


Franklin Blue Chip Fund paid distributions derived from long-term capital gains of 39.8 cents ($0.3980) per share in December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE AS OF 4/30/00


                                                                INCEPTION
CLASS A                            1-YEAR         3-YEAR         (6/3/96)
--------------------------------------------------------------------------------

Cumulative Total Return(1)         +27.96%        +73.05%        +88.87%
Average Annual Total Return(2)     +20.59%        +17.72%        +15.87%
Value of $10,000 Investment(3)     $12,059        $16,313        $17,801

                                                                INCEPTION
CLASS B                                                          (2/1/00)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                        +8.63%
Aggregate Total Return(2)                                         +6.77%
Value of $10,000 Investment(3)                                   $10,463


                                                                INCEPTION
CLASS C                                                          (2/1/00)
--------------------------------------------------------------------------------

Cumulative Total Return(1)                                        +8.88%
Aggregate Total Return(2)                                        +6.77%
Value of $10,000 Investment(3)                                   $10,677

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B and C shares have existed for less than one year, the figures represent aggregate total return since inception, including the respective class's applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


             Past performance does not guarantee future results.

FRANKLIN BLUE CHIP FUND


AVERAGE ANNUAL TOTAL RETURN 4/30/00

CLASS A
-------------------------------------------------------------------------------
1-Year                                                                  +20.59%
3-Year                                                                  +17.72%
Since Inception (6/3/96)                                                +15.87%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

                           CLASS A (6/3/96 - 4/30/00)

The following line graph compares the performance of Franklin Blue Chip Fund's Class A shares to that of the Standard & Poor's 500 Index*, based on a $10,000 investment from 6/3/96 to 4/30/00.

                    FRANKLIN BLUE CHIP
      DATE            FUND - CLASS A      S&P 500 INDEX
      ----            --------------      -------------
   06/03/1996             $9,425             $10,000
   06/30/1996             $9,548             $10,038
   07/31/1996             $9,274              $9,594
   08/31/1996             $9,359              $9,797
   09/30/1996             $9,651             $10,348
   10/31/1996             $9,651             $10,634
   11/30/1996            $10,028             $11,438
   12/31/1996             $9,955             $11,211
   01/31/1997            $10,126             $11,912
   02/28/1997            $10,182             $12,005
   03/31/1997            $10,021             $11,512
   04/30/1997            $10,287             $12,199
   05/31/1997            $10,969             $12,942
   06/30/1997            $11,358             $13,522
   07/31/1997            $11,823             $14,598
   08/31/1997            $10,884             $13,780
   09/30/1997            $11,358             $14,536
   10/31/1997            $10,438             $14,050
   11/30/1997            $10,543             $14,701
   12/31/1997            $10,696             $14,953
   01/31/1998            $10,802             $15,119
   02/28/1998            $11,446             $16,210
   03/31/1998            $11,763             $17,039
   04/30/1998            $11,974             $17,212
   05/31/1998            $11,696             $16,916
   06/30/1998            $11,955             $17,602
   07/31/1998            $11,946             $17,414
   08/31/1998            $10,235             $14,896
   09/30/1998            $10,658             $15,851
   10/31/1998            $11,648             $17,139
   11/30/1998            $12,272             $18,178
   12/31/1998            $12,647             $19,225
   01/31/1999            $13,053             $20,029
   02/28/1999            $12,917             $19,406
   03/31/1999            $13,487             $20,182
   04/30/1999            $13,912             $20,963
   05/31/1999            $13,506             $20,468
   06/30/1999            $14,298             $21,604
   07/31/1999            $14,163             $20,930
   08/31/1999            $14,327             $20,826
   09/30/1999            $14,114             $20,255
   10/31/1999            $14,954             $21,537
   11/30/1999            $15,582             $21,974
   12/31/1999            $17,026             $23,269
   01/31/2000            $16,359             $22,101
   02/29/2000            $16,707             $21,683
   03/31/2000            $18,219             $23,803
   04/30/2000            $17,801             $23,087


                      *Source: Standard & Poor's Micropal.

              Past performance does not guarantee future results.

FRANKLIN MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization growth companies -- those with a market capitalization between $1 billion and $8 billion.(1)
--------------------------------------------------------------------------------

During the 12-month period ended April 30, 2000, U.S. equity markets experienced significant volatility, as investors were concerned about the impact rising inflation data might have on interest rates and high stock valuations. Confirming investor suspicions, the Federal Reserve Board (the Fed) raised short-term interest rates five times during the period, increasing the fed funds rate from 4.75% at the beginning of the period to 6.00% at the end. In addition, lofty stock valuations of a few popular companies, illustrated by historically high price-to-earnings ratios, captured investor attention as much as or more than the possibility of further Fed tightening. These factors resulted in many indexes experiencing an extended phase of choppy trading. During the latter part of the reporting period, technology stocks, inspired in large part by optimistic earnings expectations, led the market to ever-dizzying heights. Within this environment, Franklin MidCap Growth Fund - Class A delivered a solid +62.94% one-year cumulative total return, as shown in the Performance Summary on page
14. The Standard & Poor's(R) MidCap 400 Index (S&P(R) 400), the fund's benchmark, provided a return of 23.49% for the same period.(2)

1. There are special risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies that have less certain growth prospects than large-cap companies and greater sensitivity to changing economic conditions. These and other risks are discussed in the fund's prospectus.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 23.

PORTFOLIO BREAKDOWN
Franklin MidCap Growth Fund
Based on Total Net assets 4/30/00

[BAR CHART PLOTPOINTS]

Electronic Technology                                                     34.8%
Technology Services                                                       17.5%
Telecommunications                                                         4.8%
Consumer Services                                                          3.3%
Commercial Services                                                        2.7%
Finance                                                                    2.0%
Industrial Services                                                        2.0%
Transportation                                                             1.8%
Process Industries                                                         1.6%
Utilities                                                                  1.4%
Other                                                                      5.3%
Short-Term Investments
& Other Net Assets                                                        22.8%

TOP 10 HOLDINGS
Franklin MidCap Growth Fund
4/30/00


COMPANY                                                               % OF TOTAL
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------

VERITAS Software Corp.                                                      3.3%
Technology Services
JDS Uniphase Corp.                                                          3.2%
Electronic Technology
Siebel Systems Inc.                                                         3.1%
Technology Services
LSI Logic Corp.                                                             2.8%
Electronic Technology
PMC-Sierra Inc.                                                             2.6%
Electronic Technology
Linear Technology Corp.                                                     2.4%
Electronic Technology
Xilinx Inc.                                                                 2.0%
Electronic Technology
Vitesse Semiconductor Corp.                                                 1.9%
Electronic Technology
Novellus Systems Inc.                                                       1.8%
Electronic Technology
Expeditors International
of Washington Inc.                                                          1.8%
Transportation

The fund's strong performance was due largely to its overweight allocation to the technology sector. Specific contributors included VERITAS Software, a data storage software manufacturer, JDS Uniphase, a provider of fiber optic components, and LSI Logic Corp., a maker of high-performance integrated circuits. Meanwhile, some of our "old economy" holdings, such as U.S. Foodservice, one of the nation's largest food distributors, also appreciated during the period.

During the year under review, we reduced our exposure to the finance sector as rising interest rates generated uncertainty about financial stocks' near-term prospects. In our opinion, higher rates could increase these companies' operating costs and decrease their lending activity. We also reduced our weighting in process industries and retail trade and raised our cash weighting in order to take advantage of any opportunities that arise amid any further market volatility.

Looking forward, we are optimistic about long-term prospects for mid-cap growth companies and remain committed to our portfolio strategy of maintaining diversification across industries, minimizing company-specific risk and concentrating holdings in leading companies in attractive growth sectors. Our long-term strategy rewarded shareholders during the fiscal year, and we are optimistic that through our active management, we will continue to provide attractive, long-term results.

That having been said, we think it is wise to maintain a healthy respect for the past history of the American economy's business cycles, and traditional methods of security valuations. By any of these traditional measures, many technology companies are selling at unprecedented valuations. The volatility the market experienced in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot rely on the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver last year's performance every year -- but no one should expect that to be the case for this or any mutual fund.


                     2. Source: Standard & Poor's Micropal.


We thank you for your participation in Franklin MidCap Growth Fund and look forward to serving your investment needs in the years to come. Please feel free to contact us with your questions or comments.


/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin MidCap Growth Fund

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

Shareholders of record on May 12, 2000, have received a package of information regarding a Special Shareholders Meeting to consider a Plan of Reorganization, which if approved would result in the exchange of shares of the fund for shares of Franklin California Growth Fund, in a tax-free transaction. We hope that you will attend the Meeting on July 19, 2000. If you do not plan to attend and you have not already voted your shares, we urge you to do so now in order to save money on the cost of additional mailings and proxy solicitations. If you have lost or misplaced your proxy card, please call 1-800/342-5236 to get another one. Many shareholders may also be eligible to vote by telephone or over the Internet -- if you no longer have your proxy materials, please call 1-800/342-5236 for more information.


FRANKLIN MIDCAP GROWTH FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective June 1, 1996, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, maximum sales charge.

4. On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees).


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



ONE-YEAR PERFORMANCE SUMMARY AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return                   +62.94%
Net Asset Value (NAV)                   $26.25(4/30/00)         $16.15 (4/30/99)
Change in NAV                           +$10.10
Distributions (5/1/99-4/30/00)          Dividend Income         $0.0396


ADDITIONAL PERFORMANCE



                                                                                INCEPTION
CLASS A                                 1-YEAR              5-YEAR             (8/17/93)(4)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)              +62.94%             +197.68%            +232.96%
Average Annual Total Return(2)          +53.53%             +22.91%             +18.61%
Value of $10,000 Investment(3)          $15,353             $28,056             $31,382


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

The following line graph compares the performance of Franklin MidCap Growth Fund's Class A shares to that of the Standard & Poor's MidCap 400 Index*, based on a $10,000 investment from 8/17/93 to 4/30/00.

       DATE         FRANKLIN MIDCAP GROWTH    S&P MIDCAP 400
                         FUND- CLASS A             INDEX
---------------------------------------------------------------
    08/17/1993              $9,425                $10,000
    08/31/1993              $9,425                $10,187
    09/30/1993              $9,783                $10,295
    10/31/1993              $9,698                $10,329
    11/30/1993              $9,416                $10,101
    12/31/1993              $9,883                $10,569
    01/31/1994              $10,102               $10,816
    02/28/1994              $9,893                $10,662
    03/31/1994              $9,454                $10,168
    04/30/1994              $9,578                $10,244
    05/31/1994              $9,445                $10,146
    06/30/1994              $9,110                $9,797
    07/31/1994              $9,381                $10,129
    08/31/1994              $9,943                $10,660
    09/30/1994              $9,691                $10,461
    10/31/1994              $9,846                $10,575
    11/30/1994              $9,459                $10,098
    12/31/1994              $9,596                $10,191
    01/31/1995              $9,655                $10,298
    02/28/1995              $10,123               $10,837
    03/31/1995              $10,327               $11,026
    04/30/1995              $10,542               $11,248
    05/31/1995              $10,815               $11,519
    06/30/1995              $11,393               $11,988
    07/31/1995              $12,072               $12,613
    08/31/1995              $12,338               $12,847
    09/30/1995              $12,623               $13,158
    10/31/1995              $12,486               $12,819
    11/30/1995              $12,879               $13,380
    12/31/1995              $12,771               $13,346
    01/31/1996              $12,981               $13,540
    02/29/1996              $13,192               $14,000
    03/31/1996              $13,302               $14,168
    04/30/1996              $14,274               $14,600
    05/31/1996              $14,565               $14,797
    06/30/1996              $14,113               $14,575
    07/31/1996              $13,087               $13,590
    08/31/1996              $14,113               $14,374
    09/30/1996              $15,058               $15,001
    10/31/1996              $14,857               $15,044
    11/30/1996              $16,034               $15,891
    12/31/1996              $15,767               $15,909
    01/31/1997              $16,404               $16,505
    02/28/1997              $15,733               $16,370
    03/31/1997              $14,868               $15,673
    04/30/1997              $15,198               $16,079
    05/31/1997              $16,574               $17,484
    06/30/1997              $16,961               $17,975
    07/31/1997              $18,190               $19,755
    08/31/1997              $18,212               $19,731
    09/30/1997              $19,748               $20,866
    10/31/1997              $18,838               $19,958
    11/30/1997              $18,599               $20,253
    12/31/1997              $18,515               $21,039
    01/31/1998              $17,973               $20,639
    02/28/1998              $19,671               $22,348
    03/31/1998              $20,331               $23,356
    04/30/1998              $20,567               $23,784
    05/31/1998              $19,694               $22,713
    06/30/1998              $20,142               $22,856
    07/31/1998              $19,022               $21,970
    08/31/1998              $15,154               $17,881
    09/30/1998              $15,472               $19,551
    10/31/1998              $16,180               $21,299
    11/30/1998              $16,899               $22,362
    12/31/1998              $18,175               $25,063
    01/31/1999              $18,306               $24,088
    02/28/1999              $17,471               $22,826
    03/31/1999              $18,282               $23,463
    04/30/1999              $19,260               $25,314
    05/31/1999              $19,248               $25,423
    06/30/1999              $19,821               $26,786
    07/31/1999              $19,570               $26,215
    08/31/1999              $18,996               $25,316
    09/30/1999              $19,200               $24,534
    10/31/1999              $21,842               $25,785
    11/30/1999              $23,587               $27,139
    12/31/1999              $28,046               $28,751
    01/31/2000              $28,070               $27,940
    02/29/2000              $33,414               $29,896
    03/31/2000              $33,032               $32,398
    04/30/2000              $31,382               $31,267

FRANKLIN MIDCAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN 4/30/00

CLASS A
--------------------------------------------------------------------------------

1-Year                                                                   +53.53%
5-Year                                                                   +22.91%
Since Inception (8/17/93)                                                +18.61%

*Source: Standard & Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN BLUE CHIP FUND

                                                                                          CLASS A
                                                            -----------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                            -----------------------------------------------------------------------
                                                                2000                1999               1998                 1997(d)
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................           $14.41              $12.46             $10.85             $10.00
Income from investment operations:
 Net investment income(a) ...........................               --                 .04                .09                .09
 Net realized and unrealized gains ..................             3.97                1.97               1.67                .82
Total from investment operations ....................             3.97                2.01               1.76                .91
Less distributions from:
 Net investment income ..............................             (.01)               (.06)              (.06)              (.06)
 Net realized gains .................................             (.47)                 --               (.09)                --
Total distributions .................................             (.48)               (.06)              (.15)              (.06)
Net asset value, end of year ........................           $17.90              $14.41             $12.46             $10.85


Total return(b) .....................................            27.96%              16.18%             16.41%              9.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................         $140,685             $54,880            $16,836             $5,600
Ratios to average net assets:
 Expenses ...........................................             1.23%               1.25%              1.25%              1.25%(c)
 Expenses excluding waiver and payments by
   affiliate ........................................             1.39%               1.51%              1.95%              2.22%(c)
 Net investment income ..............................               --                 .55%              1.04%              1.07%(c)
Portfolio turnover rate .............................            63.04%              35.74%             57.67%             11.14%

(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period June 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN BLUE CHIP FUND (CONT.)

                                                                   CLASS B
                                                               -----------------
                                                                  YEAR ENDED
                                                               APRIL 30, 2000(D)
                                                               -----------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................           $16.45
                          ----                                       ------
Income from investment operations:
 Net investment loss(a) ..................................             (.03)
 Net realized and unrealized gains .......................             1.45
                          ----                                       ------
Total from investment operations .........................             1.42
                          ----                                       ------
Net asset value, end of period ...........................           $17.87
                          ----                                       ------
Total return(b) ..........................................             8.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................           $2,026
Ratios to average net assets:
 Expenses ................................................             1.82%(c)
 Expenses excluding waiver and payments by affiliate .....             2.06%(c)
 Net investment loss .....................................            (7.15%)(c)
Portfolio turnover rate ..................................            63.04%

(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN BLUE CHIP FUND (CONT.)


                                                                    CLASS C
                                                               -----------------
                                                                  YEAR ENDED
                                                               APRIL 30, 2000(D)
                                                               -----------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................           $16.45
                                                                     ------
Income from investment operations:
 Net investment loss(a) ..................................             (.03)
 Net realized and unrealized gains .......................             1.49
                                                                     ------
Total from investment operations .........................             1.46
                                                                     ------
Net asset value, end of period ...........................           $17.91
                                                                     ------
Total return(b) ............................................           8.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................           $3,608
Ratios to average net assets:
 Expenses ................................................             1.82%(c)
 Expenses excluding waiver and payments by affiliate .....             2.06%(c)
 Net investment loss .....................................            (6.88%)(c)
Portfolio turnover rate ..................................            63.04%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to April 30, 2000.



                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000


FRANKLIN BLUE CHIP FUND                                  SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 93.7%
COMMERCIAL SERVICES 1.3%

(a) Robert Half International Inc. .........            32,000        $1,956,000
                                                                      ----------
    CONSUMER DURABLES .5%
    Sony Corp. (Japan) .....................             6,000           688,966
                                                                      ----------
    CONSUMER NON-DURABLES 6.6%
    Clorox Co. .............................             4,000           147,000
    Coca-Cola Co. ..........................            27,000         1,270,688
    Gillette Co. ...........................            35,000         1,295,000
    Jones Apparel Group Inc. ...............            26,000           771,875
    Nestle SA (Switzerland) ................             1,000         1,766,928
    PepsiCo Inc. ...........................            41,000         1,504,188
    Philip Morris Cos. Inc. ................            39,000           853,125
    Wm. Wrigley Jr. Co. ....................            28,000         2,026,500
                                                                       9,635,304
    CONSUMER SERVICES 2.2%
    McDonald's Corp. .......................            21,000           800,625
    The Walt Disney Co. ....................            56,000         2,425,500
                                                                      ----------
                                                                       3,226,125
                                                                      ----------
    ELECTRONIC TECHNOLOGY 20.7%
(a) Applied Materials Inc. .................            16,000         1,629,000
(a) Cisco Systems Inc. .....................            69,000         4,783,641
(a) Comverse Technology Inc. ...............            15,500         1,382,406
    Corning Inc. ...........................             7,000         1,382,500
(a) Dell Computer Corp. ....................            40,000         2,005,000
(a) EMC Corp. ..............................             8,000         1,111,500
    Hewlett-Packard Co. ....................            13,000         1,755,000
(a) Infineon Technologies AG, ADR (Germany)              9,500           644,813
    Intel Corp. ............................            36,000         4,565,250
    International Business Machines Corp. ..            27,000         3,013,875
(a) JDS Uniphase Corp. .....................            20,000         2,073,750
    Nokia Corp., ADR, A (Finland) ..........            47,000         2,673,125
(a) Sun Microsystems Inc. ..................            21,000         1,930,688
(a) Waters Corp. ...........................            14,000         1,326,500
                                                                      ----------
                                                                      30,277,048
                                                                      ----------
    ENERGY MINERALS 3.3%
    Conoco Inc., B .........................            47,000         1,169,125
    Exxon Mobil Corp. ......................            47,000         3,651,313
                                                                      ----------
                                                                       4,820,438
                                                                      ----------
    FINANCE 12.1%
    AFLAC Inc. .............................            19,000           927,438
    American International Group Inc. ......            14,000         1,535,625
    Capital One Financial Corp. ............            41,100         1,798,125
    Charles Schwab Corp. ...................            24,000         1,068,000
    Chase Manhattan Corp. ..................            29,900         2,154,669


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

FRANKLIN BLUE CHIP FUND                                 SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE (CONT.)

    Citigroup Inc. .........................            37,000        $2,199,188
    Countrywide Credit Industries Inc. .....            63,000         1,740,375
    Equity Office Properties Trust .........            60,000         1,631,250
    Fannie Mae .............................            13,000           784,063
    Marsh & McLennan Cos. Inc. .............            18,800         1,852,975
    Wells Fargo & Co. ......................            51,000         2,094,188
                                                                      ----------
                                                                      17,785,896
                                                                      ----------
    HEALTH TECHNOLOGY 9.2%
    Abbott Laboratories ....................            33,000         1,268,438
    Bristol-Myers Squibb Co. ...............            31,000         1,625,563
(a) Genentech Inc. .........................             8,000           936,000
    Johnson & Johnson ......................            12,000           990,000
    Medtronic Inc. .........................            37,000         1,921,688
    Mylan Laboratories Inc. ................            50,000         1,418,750
    Pfizer Inc. ............................            34,000         1,432,250
    Schering-Plough Corp. ..................            41,000         1,652,813
    Warner-Lambert Co. .....................            20,000         2,276,250
                                                                      ----------
                                                                      13,521,752
                                                                      ----------
    INDUSTRIAL SERVICES 2.1%
    Schlumberger Ltd. ......................            26,000         1,990,625
    Transocean Sedco Forex Inc. ............            25,000         1,175,000
                                                                      ----------
                                                                       3,165,625
                                                                      ----------
    NON-ENERGY MINERALS .9%
    Weyerhaeuser Co. .......................            24,000         1,282,500
    PROCESS INDUSTRIES 4.6%
    Bowater Inc. ...........................            20,000         1,100,000
    Ecolab Inc. ............................            23,000           898,438
    General Electric Co. ...................            30,000         4,717,500
                                                                      ----------
                                                                       6,715,938
                                                                      ----------
    PRODUCER MANUFACTURING 3.0%
    Avery Dennison Corp. ...................            19,500         1,279,688
    Honeywell International Inc. ...........            27,000         1,512,000
    Minnesota Mining & Manufacturing Co. ...            18,000         1,557,000
                                                                      ----------
                                                                       4,348,688
                                                                      ----------
    RETAIL TRADE 5.5%
(a) Best Buy Co. Inc. ......................            32,000         2,584,000
    Home Depot Inc. ........................            28,000         1,569,750
    Target Corp. ...........................            22,000         1,464,375
    Wal-Mart Stores Inc. ...................            43,000         2,381,125
                                                                      ----------
                                                                       7,999,250
                                                                      ----------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


FRANKLIN BLUE CHIP FUND                                                      SHARES            VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TECHNOLOGY SERVICES 10.9%
(a) America Online Inc. .........................................             17,000         $1,016,813
    Automatic Data Processing Inc. ..............................             38,000          2,044,875
(a) Business Objects SA, ADR (France) ...........................             18,000          1,761,750
    Check Point Software Technologies Ltd. (Israel) .............             10,000          1,730,000
    Electronic Data Systems Corp. ...............................             20,000          1,375,000
    First Data Corp. ............................................             17,000            827,688
(a) Microsoft Corp. .............................................             28,000          1,953,000
(a) Oracle Corp. ................................................             43,000          3,437,313
(a) Siebel Systems Inc. .........................................              6,000            737,250
(a) VERITAS Software Corp. ......................................              5,000            536,328
(a) Yahoo! Inc. .................................................              3,800            494,950
                                                                                           ------------
                                                                                             15,914,967
                                                                                           ------------
    TRANSPORTATION .4%
    United Parcel Service Inc., B ...............................              9,500            631,750
                                                                                           ------------
    UTILITIES 10.4%
    AT&T Corp. ..................................................             40,000          1,867,500
    Duke Energy Corp. ...........................................             43,000          2,472,500
    Enron Corp. .................................................             20,000          1,393,750
    GTE Corp. ...................................................             35,000          2,371,250
(a) Qwest Communications International Inc. .....................             24,000          1,041,000
    SBC Communications Inc. .....................................             46,000          2,015,375
(a) Sprint Corp. (PCS Group) ....................................             29,000          1,595,000
    Vodafone AirTouch PLC, ADR (United Kingdom) .................             20,000            940,000
(a) Worldcom Inc. ...............................................             33,000          1,499,429
                                                                                           ------------
                                                                                             15,195,804
                                                                                           ------------
    TOTAL COMMON STOCKS (COST $114,521,776) .....................                           137,166,051
                                                                                           ------------
    SHORT TERM INVESTMENTS 5.5%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
      (COST $7,971,348) .........................................          7,971,348          7,971,348
                                                                                           ------------
    TOTAL INVESTMENTS (COST $122,493,124) 99.2% .................                           145,137,399
    OTHER ASSETS, LESS LIABILITIES .8% ..........................                             1,181,598
                                                                                           ------------
    NET ASSETS 100.0% ...........................................                          $146,318,997
                                                                                           ============

(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.


                      See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN MIDCAP GROWTH FUND

                                                                                YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                              2000         1999         1998         1997         1996
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                         $  16.15      $  17.44     $  13.34     $  14.24     $  10.81
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) (a)                              (.01)          .04           --         (.02)         .18
 Net realized and unrealized gains (losses)                   10.15         (1.17)        4.66          .93         3.59
                                                           -------------------------------------------------------------
Total from investment operations                              10.14         (1.13)        4.66          .91         3.77
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income                                         (.04)           --           --         (.05)        (.21)
 Net realized gains                                              --          (.16)        (.56)       (1.76)        (.13)
                                                           --------------------------------------------------------------
Total distributions                                            (.04)         (.16)        (.56)       (1.81)        (.34)
                                                           --------------------------------------------------------------
Net asset value, end of year                               $  26.25      $  16.15     $  17.44     $  13.34     $  14.24
                                                           ==============================================================
Total return (b)                                              62.94%        (6.36)%      35.53%        6.31%       35.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                            $ 72,448      $ 33,901     $ 29,864     $ 12,853     $  7,575
Ratios to average net assets:
 Expenses                                                      1.17%         1.24%        1.17%        1.07%         .16%
 Expenses excluding waiver and payments by affiliate           1.17%         1.24%        1.17%        1.07%         .96%
 Net investment income (loss)                                  (.04%)         .30%        (.03%)       (.22%)       1.42%
Portfolio turnover rate                                       73.13%        59.97%       50.16%       76.35%      102.65%


(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000

FRANKLIN MIDCAP GROWTH FUND                                 SHARES           VALUE
---------------------------                                 ------           -----
    COMMON STOCKS 77.2%

(a) COMMERCIAL SERVICES 2.7%
      Concord EFS Inc.                                      31,300       $   700,338
      Robert Half International Inc.                        20,000         1,222,500
      ST Assembly Test Services Ltd., ADR (Singapore)        1,100            45,856
                                                                           ---------
                                                                           1,968,694
                                                                           ---------
(a) CONSUMER SERVICES 3.3%
      AMFM Inc.                                              9,000           597,375
      Apollo Group Inc., A                                  18,000           522,000
      DeVry Inc.                                            21,200           504,825
      Knight-Ridder Inc.                                     9,300           456,281
      McClatchy Co., A                                       9,800           310,538
                                                                           ---------
                                                                           2,391,019
                                                                           ---------
    ELECTRONIC TECHNOLOGY 34.8%
(a)   Altera Corp.                                           8,000           818,000
(a)   Atmel Corp.                                           17,500           856,406
(a)   Comverse Technology Inc.                              14,000         1,248,625
(a)   Flextronics International Ltd. (Singapore)            15,000         1,053,750
(a)   Harmonic Inc.                                          2,000           147,625
(a)   Integrated Device Technology Inc.                     15,000           720,938
(a)   JDS Uniphase Corp.                                    22,400         2,322,600
(a)   Lam Research Corp.                                    20,000           917,500
      Linear Technology Corp.                               30,000         1,713,750
(a)   LSI Logic Corp.                                       33,000         2,062,500
(a)   Mettler-Toledo International Inc.                     21,000           724,500
(a)   Micrel Inc.                                            8,000           692,000
(a)   Novellus Systems Inc.                                 20,000         1,333,750
(a)   PMC-Sierra Inc. (Canada)                              10,000         1,918,750
(a)   QLogic Corp.                                           8,000           802,500
(a)   Sanmina Corp.                                         20,000         1,201,250
(a)   SDL Inc.                                               6,000         1,170,000
(a)   Seagate Technology Inc.                               11,500           584,344
(a)   Synopsys Inc.                                          8,000           336,000
(a)   Tellabs Inc.                                           8,000           438,500
(a)   Teradyne Inc.                                          6,000           660,000
(a)   Vitesse Semiconductor Corp.                           20,000         1,361,250
(a)   Waters Corp.                                           7,000           663,250
(a)   Xilinx Inc.                                           20,000         1,465,000
                                                                          ----------
                                                                          25,212,788
                                                                          ----------
(a) ENERGY MINERALS .5%
      Barrett Resources Corp.                               11,500           365,125
                                                                          ----------
    FINANCE 2.0%
(a)   eSPEED Inc.                                           15,000           708,750
      Federated Investors Inc., B                           19,000           536,750
      National Commerce Bancorp                             14,000           230,125
                                                                           ---------
                                                                           1,475,625
                                                                           ---------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

FRANKLIN MIDCAP GROWTH FUND                                 SHARES           VALUE
---------------------------                                 ------           -----
    COMMON STOCKS (CONT.)
(a) HEALTH TECHNOLOGY 1.1%
      Chiron Corp.                                          11,000       $   497,750
      Genzyme Corp.                                          5,700           278,231
                                                                           ---------
                                                                             775,981
                                                                           ---------
(a) INDUSTRIAL SERVICES 2.0%
      AES Corp.                                              7,500           674,531
      Weatherford International Inc.                        19,000           771,875
                                                                           ---------
                                                                           1,446,406
                                                                           ---------
    PROCESS INDUSTRIES 1.6%
      Bowater Inc.                                          10,000           550,000
      Ecolab Inc.                                           16,000           625,000
                                                                           ---------
                                                                           1,175,000
                                                                           ---------
(a) PRODUCER MANUFACTURING 1.3%
      Gentex Corp.                                          29,000           935,250
                                                                           ---------

    REAL ESTATE 1.3%
      Equity Office Properties Trust                        12,400           337,125
      Financial Security Assurance Holdings Ltd.             7,600           560,975
                                                                           ---------
                                                                             898,100
                                                                           ---------
    RETAIL TRADE 1.1%
      Family Dollar Stores Inc.                             24,000           457,500
(a)   Williams-Sonoma Inc.                                  10,000           346,250
                                                                           ---------
                                                                             803,750
                                                                           ---------
(a) TECHNOLOGY SERVICES 17.5%
      Affiliated Computer Services Inc., A                   8,500           281,563
      Art Technology Group Inc.                             13,000           789,750
      Aspect Communications Corp.                           20,000           710,000
      BEA Systems Inc.                                      21,600         1,042,200
      BroadVision Inc.                                      15,000           659,063
      Computer Sciences Corp.                                4,000           326,250
      CSG Systems International Inc.                        12,000           553,500
      CyberSource Corp.                                      5,500            83,188
      Exodus Communications Inc.                             5,000           442,188
      HNC Software Inc.                                      6,000           297,000
      InfoSpace Inc.                                        16,000         1,149,000
      Intuit Inc.                                            5,700           204,844
      Rational Software Corp.                                9,200           783,150
      Siebel Systems Inc.                                   18,000         2,211,750
      VERITAS Software Corp.                                22,500         2,413,477
      Vignette Corp.                                        15,000           722,813
                                                                          ----------
                                                                          12,669,736
                                                                          ----------
(a) TELECOMMUNICATIONS 4.8%
      Broadwing Inc.                                        25,000           707,813
      Efficient Networks Inc.                                7,000           460,250

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

    FRANKLIN MIDCAP GROWTH FUND                             SHARES           VALUE
    ---------------------------                             ------           -----
    COMMON STOCKS (CONT.)

    TELECOMMUNICATIONS (CONT.)
      Pinnacle Holdings Inc.                                 7,700       $   432,644
      VoiceStream Wireless Corp.                            12,500         1,237,500
      Western Wireless Corp., A                             12,500           621,089
                                                                          ----------
                                                                           3,459,296
                                                                          ----------
    TRANSPORTATION 1.8%
      Expeditors International of Washington Inc.           30,000         1,282,500
                                                                          ----------
    UTILITIES 1.4%
      Dynegy Inc.                                           15,870         1,038,493
                                                                          ----------
    TOTAL LONG TERM INVESTMENTS (COST $31,038,489)                        55,897,763
                                                                          ----------
    SHORT TERM INVESTMENTS 23.0%
    (b) Franklin Institutional Fiduciary Trust
          Money Market Portfolio (COST $16,681,873)     16,681,873        16,681,873
                                                                          ----------
    TOTAL INVESTMENTS (COST $47,720,362) 100.2%                           72,579,636
    OTHER ASSETS, LESS LIABILITIES (.2%)                                    (131,732)
                                                                          ----------
    NET ASSETS 100.0%                                                    $72,447,904
                                                                          ----------

(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000

                                       FRANKLIN           FRANKLIN
                                       BLUE CHIP           MIDCAP
                                         FUND            GROWTH FUND
                                         ----            -----------
Assets:
 Investments in securities:
  Cost                               $122,493,124       $ 47,720,362
                                     ------------       ------------
  Value                               145,137,399         72,579,636
 Receivables:
  Investment securities sold              332,989                 --
  Capital shares sold                   1,187,851             35,520
  Dividends                                85,170                900
                                     ------------       ------------
      Total assets                    146,743,409         72,616,056
                                     ------------       ------------
Liabilities:
 Payables:
  Capital shares redeemed                 194,409             64,918
  Affiliates                              156,030             83,689
  Shareholders                             68,885             11,947
 Other liabilities                          5,088              7,598
                                     ------------       ------------
      Total liabilities                   424,412            168,152
                                     ------------       ------------
       Net assets, at value          $146,318,997       $ 72,447,904
                                     ------------       ------------
Net assets consist of:
 Net unrealized appreciation         $ 22,644,267       $ 24,859,274
 Accumulated net realized gain          4,407,027          3,595,790
 Capital shares                       119,267,703         43,992,840
                                     ------------       ------------
       Net assets, at value          $146,318,997       $ 72,447,904
                                     ------------       ------------

                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2000

                                                                              FRANKLIN            FRANKLIN
                                                                              BLUE CHIP            MIDCAP
                                                                                 FUND            GROWTH FUND
                                                                                 ----            -----------
CLASS A:
 Net assets, at value.....................................................   $140,685,049       $   72,447,904
                                                                             ------------       --------------
 Shares outstanding.......................................................      7,859,788            2,759,482
                                                                             ------------       --------------
 Net asset value per share*...............................................   $      17.90       $        26.25
                                                                             ------------       --------------
 Maximum offering price per share (net asset value per divided by
   share  94.25%).........................................................  $      18.99       $        27.85
                                                                             ------------       --------------
CLASS B:

 Net assets, at value.....................................................   $  2,025,839                   --
                                                                             ------------       --------------
 Shares outstanding.......................................................        113,390                   --
                                                                             ------------       --------------
 Net asset value and maximum offering price per share*....................   $      17.87                   --
                                                                             ------------       --------------
CLASS C:

 Net assets, at value.....................................................   $  3,608,109                   --
                                                                             ------------       --------------
 Shares outstanding.......................................................        201,491                   --
                                                                             ------------       --------------
 Net asset value per share*...............................................   $      17.91                   --
                                                                             ------------       --------------
 Maximum offering price per share (net asset value per share
   divided by 99.00%).....................................................   $      18.09                   --
                                                                             ------------       --------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000

                                                                                  FRANKLIN            FRANKLIN
                                                                                  BLUE CHIP            MIDCAP
                                                                                    FUND             GROWTH FUND
                                                                                ------------        ------------
Investment income:
 Dividends................................................................      $  1,031,239        $    526,985
 Interest.................................................................            23,516              22,087
                                                                                ------------        ------------
      Total investment income.............................................         1,054,755             549,072
                                                                                ------------        ------------
Expenses:
 Management fees (Note 3).................................................           629,288             294,033
 Distribution fees (Note 3)
  Class A.................................................................           279,040             143,218
  Class B.................................................................             2,302                  --
  Class C.................................................................             4,737                  --
 Transfer agent fees (Note 3).............................................           189,765              96,670
 Custodian fees...........................................................             2,519                 479
 Reports to shareholders..................................................            22,940              12,457
 Registration and filing fees.............................................            50,118              13,977
 Professional fees........................................................            10,743               6,336
 Trustees' fees and expenses..............................................             1,112                 628
 Other....................................................................             1,731               1,295
                                                                                ------------        ------------
      Total expenses......................................................         1,194,295             569,093
      Expenses waived/paid by affiliate (Note 3)..........................          (130,948)                 --
                                                                                ------------        ------------
       Net expenses.......................................................         1,063,347             569,093
                                                                                ------------        ------------
        Net operating loss................................................            (8,592)            (20,021)
                                                                                ------------        ------------
Realized and unrealized gains (losses):

 Net realized gain from:
  Investments.............................................................         5,773,187           5,187,260
  Foreign currency transactions...........................................             7,915                  --
                                                                                ------------        ------------
      Net realized gain...................................................         5,781,102           5,187,260
 Net unrealized appreciation (depreciation) on:
  Investments.............................................................        16,365,253          18,797,422
  Translation of assets and liabilities denominated in foreign currencies.            (3,957)                 --
                                                                                ------------        ------------
      Net unrealized appreciation.........................................        16,361,296          18,797,422
                                                                                ------------        ------------
Net realized and unrealized gain..........................................        22,142,398          23,984,682
                                                                                ------------        ------------
Net increase in net assets resulting from operations......................      $ 22,133,806        $ 23,964,661
                                                                                ------------        ------------

                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                                   FRANKLIN BLUE CHIP FUND      FRANKLIN MIDCAP GROWTH FUND
                                                                 --------------------------    -----------------------------
                                                                      2000           1999           2000             1999
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)                                    $     (8,592)   $   150,036    $   (20,021)    $    92,018
  Net realized gain (loss) from investments and foreign
    currency transactions                                            5,781,102      1,499,458      5,187,260      (1,550,328)
  Net unrealized appreciation on investments and
    translation of assets and liabilities denominated in
    foreign currencies                                              16,361,296      3,974,888     18,797,422          72,048
                                                                  ------------    -----------    -----------     -----------
      Net increase (decrease) in net assets resulting
        from operations                                             22,133,806      5,624,382     23,964,661      (1,386,262)
 Distributions to shareholders from:
  Net investment income:
   Class A                                                             (72,881)      (126,476)       (85,104)             --
  Net realized gains:
   Class A                                                          (2,438,788)            --             --        (347,614)
                                                                  ------------    -----------    -----------     -----------
 Total distributions to shareholders                                (2,511,669)      (126,476)       (85,104)       (347,614)
 Capital share transactions: (Note 2)
  Class A                                                           66,352,802     32,546,439     14,667,414       5,771,147
  Class B                                                            1,974,823             --             --              --
  Class C                                                            3,488,770             --             --              --
                                                                  ------------    -----------    -----------     -----------
 Total capital share transactions                                   71,816,395     32,546,439     14,667,414       5,771,147
      Net increase in net assets                                    91,438,532     38,044,345     38,546,971       4,037,271
Net assets:
 Beginning of year                                                  54,880,465     16,836,120     33,900,933      29,863,662
                                                                  ------------    -----------    -----------     -----------
 End of year                                                      $146,318,997    $54,880,465    $72,447,904     $33,900,933
                                                                  ------------    -----------    -----------     -----------
Undistributed net investment income included in net assets:
 End of year                                                      $         --    $    70,790    $        --     $    91,060
                                                                  ------------    -----------    -----------     -----------

                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series (the Funds). All funds included in this report are diversified. The Funds' investment objective is capital growth.

On February 15, 2000, the Board of Trustees for the Franklin Strategic Series approved a proposal to merge Franklin MidCap Growth Fund into Franklin California Growth Fund, subject to shareholder approval.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Realized and unrealized gains and losses and net investment income(loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective February 1, 2000, the Franklin Blue Chip Fund began offering two new classes of shares, Class B and Class C. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                      CLASS A, CLASS B & CLASS C

        Franklin MidCap Growth       Fund Franklin Blue Chip Fund

At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the funds' shares were as follows:

                                                           FRANKLIN BLUE CHIP FUND              FRANKLIN MIDCAP GROWTH FUND
                                                           -----------------------              ---------------------------
                                                           SHARES           AMOUNT                SHARES          AMOUNT
                                                           ------           ------                ------          ------
CLASS A SHARES:
Year ended April 30, 2000
 Shares sold                                              7,203,769     $ 118,228,802            2,487,799     $  51,442,587
 Shares issued in reinvestment of distributions             139,795         2,257,678                3,548            57,027
 Shares redeemed                                         (3,292,887)      (54,133,678)          (1,830,739)      (36,832,200)
                                                         ----------       -----------           ----------       -----------
 Net increase                                             4,050,677     $  66,352,802              660,608     $  14,667,414
                                                         ----------       -----------           ----------       -----------
Year ended April 30, 1999

 Shares sold                                              3,618,266     $  47,414,962            1,510,866     $  22,694,848
 Shares issued in reinvestment of distributions               8,472           105,717               16,973           236,773
 Shares redeemed                                         (1,168,867)      (14,974,240)          (1,140,923)      (17,160,474)
                                                         ----------       -----------           ----------       -----------
 Net increase                                             2,457,871     $  32,546,439              386,916     $   5,771,147
                                                         ----------       -----------           ----------       -----------

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        FRANKLIN BLUE CHIP FUND
                                                        -----------------------
                                                          SHARES       AMOUNT
                                                          ------       ------
CLASS B SHARES:
Year ended April 30, 2000 (a)
 Shares sold                                             115,371     $2,009,719
 Shares redeemed                                          (1,981)       (34,896)
                                                         -------     ----------
 Net increase                                            113,390     $1,974,823
                                                         -------     ----------
CLASS C SHARES:
Year ended April 30, 2000 (a)
 Shares sold                                             206,454     $3,577,185
 Shares redeemed                                          (4,963)       (88,415)
                                                         -------     ----------
 Net increase                                            201,491     $3,488,770
                                                         -------     ----------

(a) For the period February 1, 2000 (effective date) to April 30, 2000.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Franklin Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE     DAILY NET ASSETS
        --------     ----------------

          .750%      First $500 million

          .625%      Over $500 million, up to and including $1 billion
          .500%      Over $1 billion


The Franklin MidCap Growth Fund pays an investment management fee to Advisers of .65% per year of the average daily net assets of the fund.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Blue Chip Fund, as noted in the Statements of Operations.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin MidCap Growth Fund reimburses Distributors up to .35% per year of its average daily net assets, and the Franklin Blue Chip Fund reimburses Distributors up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                               FRANKLIN      FRANKLIN
                                               BLUE CHIP      MIDCAP
                                                 FUND       GROWTH FUND
                                                 ----       -----------

        Net commissions received                $17,975       $44,882
        Contingent deferred sales charges       $   341       $    --


The funds paid transfer agent fees of $286,435 of which $253,413 was paid to Investor Services.

At April 30, 2000, Advisers owned 22.67%, of the net assets of the Franklin MidCap Growth Fund.

Included in professional fees are legal fees of $4,581 that were paid to a law firm in which a partner of that firm is an officer of the Funds.


4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                          FRANKLIN         FRANKLIN
                                          BLUE CHIP         MIDCAP
                                            FUND          GROWTH FUND
                                            ----          -----------

        Investments at cost             $122,602,941      $47,753,617
                                        ------------      -----------
        Unrealized appreciation         $ 28,067,331      $26,319,459
        Unrealized depreciation           (5,532,873)      (1,493,440)
                                        ------------      -----------
        Net unrealized appreciation     $ 22,534,458      $24,826,019
                                        ------------      -----------

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS
Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2000 were as follows:

                           FRANKLIN        FRANKLIN
                           BLUE CHIP        MIDCAP
                             FUND         GROWTH FUND
                             ----         -----------

        Purchases        $116,985,050     $31,270,699
        Sales            $ 52,144,195     $30,427,673


FRANKLIN STRATEGIC SERIES
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 7, 2000

FRANKLIN STRATEGIC SERIES
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amount as a capital gain dividends for the fiscal year ended April 30, 2000:

        Franklin Blue Chip Fund            $3,106,849
        Franklin MidCap Growth Fund        $2,110,677

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2000:

        Franklin Blue Chip Fund                  100%
        Franklin MidCap Growth Fund              100%





SHAREHOLDER LETTER

Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Dear Shareholder:

This annual report for Franklin Strategic Income Fund covers the period ended April 30, 2000. Over this time, the fixed-income markets reported mixed results. On the domestic inflation front, rising energy prices and the economy's overall strength caused price levels to begin to move upward near the end of the reporting period. In an effort to combat potential inflationary pressures, the Federal Reserve Board increased its federal funds target rate by 125 basis points (1.25%) over the past 12 months. However, although 10-year Treasury yields rose from 5.3% to 6.2% during the period, announced government buybacks of long-maturity


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 21.


CONTENTS




Shareholder Letter ........................................................    1

Performance Summary .......................................................   12

Financial Highlights &
Statement of Investments ..................................................   17

Financial Statements ......................................................   30

Notes to
Financial Statements ......................................................   33

Independent
Auditors' Report ..........................................................   38

Tax Designation ...........................................................   39



[pyramid graph omitted]


Treasury bonds, combined with investors' "flight to quality," helped increase demand for these securities, which limited the upward move in long-term Treasury interest yields. Finally, a correction in domestic stock markets near the period's close increased volatility in the fund's equity-sensitive sectors.

Within this dynamic environment, Franklin Strategic Income Fund attempted to take advantage of relative value opportunities within the fixed-income universe, given the fund's flexibility to invest across six primary asset classes -- high yield corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, convertible securities, and mortgage-and asset-backed securities.

During the year under review, we increased the fund's exposure to the high yield corporate bond market, seeking to take advantage of a largely technically driven sell-off in that sector, which had made such securities significantly more attractive. We reduced our weighting in the developed country international bond sector, as relatively low nominal yields and continued strength in the U.S. dollar appeared to limit that market's dollar-based returns. This reallocation proved timely, as this sector provided some of the weakest total returns in fixed-income markets over the past year, in large part as a result of the stronger U.S. dollar. However, rising global interest rates and a volatile equity market negatively impacted the fund's performance, and the fund's Class A shares posted a -1.81% cumulative total return for the fiscal year ended April 30, 2000. Cumulative total return measures the change in value of an investment, and does not include the sales charge.

Looking forward, we believe our portfolio composition, which favors more growth-oriented fixed-income sectors, such as high yield corporate bonds and emerging market debt securities, is appropriate given valuations at the end of the period. In our opinion, such a mix of securities could lead to superior returns for our shareholders over the longer term, which is our daily focus as we manage the fund.

SECTOR DISCUSSIONS

HIGH YIELD CORPORATE

During the fund's fiscal year, the high yield corporate bond market felt the negative effects of generally rising interest rates, volatile equity markets and unfavorable technical trading factors. In particular, substantial asset outflows from dedicated high yield mutual funds helped push this sector's yield spread over Treasury securities to levels not seen since the fall of 1998. However, the continued near-term outlook for a healthy domestic economy may lead to improving credit profiles for many of this sector's corporate issuers. Although default rates did edge up in 1999, the pace of defaults began to recede during the first quarter of 2000. Given a generally healthy fundamental outlook, combined with this sector's relatively wide yield spread over Treasuries, we increased our exposure to high yield corporate bonds during the period. At period-end, high yield corporate securities remained the fund's largest sector, as the table on page 7 indicates.

"... the continued near-term outlook for a healthy domestic economy may lead to improving credit profiles for many of this sector's corporate issuers."

Within the high yield sector, we continued to overweight companies operating in the communications industries, given their favorable long-term growth prospects, improving credit profiles, less cyclical nature, and that industry's ongoing trend toward consolidation. During the period, we added to our position in Spectrasite, an owner and operator of wireless communications towers. We believe this company could benefit from increasing demand for transmission towers fueled by rapid wireless communications growth in the U.S. We initiated a holding in Omnipoint, a provider of wireless personal communications services. In February 2000, Omnipoint merged with VoiceStream Wireless to create a wireless provider with a nearly national presence. Largely as a result of this merger and the bullish outlook for wireless communications growth, our position in these bonds has appreciated since purchase.

Also during the period, the rise in global commodity prices supported our energy sector holdings. In particular, our position in Conproca, a Mexican refinery operated by Petroleos Mexicanos (PEMEX), benefited from this trend as well as the upgrade of Mexico's sovereign debt. We also were proactive in managing our existing high yield portfolio holdings, selling those positions that appeared overvalued or whose outlooks had deteriorated fundamentally. For example, we sold our position in La Petite Academy, an operator of center-based preschool education and child-care services, as the company's operating results were below expectations and the company carried a relatively high debt burden.


EMERGING MARKETS

A robust fundamental outlook in many developing countries drove the emerging market bond sector higher during the period, providing one of the strongest total return performances across the fixed-income asset classes. We sought to take advantage of this sector's significant gains to reduce our exposure moderately over the course of the fund's fiscal year. However, emerging market sovereign bonds represented the fund's second-largest sector weighting at period-end (20.4% of total net assets), reflecting the improving fiscal and monetary outlooks for many developing countries and this market's still attractive yield spreads over Treasuries.

Throughout the period, Latin America was our top region within this sector's holdings. Our largest position at the beginning of the fund's fiscal year, Mexico, was the direct beneficiary of Moody's upgrade of that country's sovereign debt to an investment-grade rating (Baa3). We sought to take advantage of resulting appreciation in Mexican bonds by moderately reducing our exposure there, while also increasing our weighting in other core Latin American countries, including Brazil and Argentina. During the period, the fund sold its holdings in South Korean sovereign debt, as its debt became fully valued following that country's ratings upgrade to investment grade in 1999. The fund also initiated a position in the Philippines and increased its weighting in Panama, both of which offered attractive yields based on their positive fundamental outlooks.


"A robust fundamental outlook in many developing countries drove the emerging market bond sector higher. ..."


INTERNATIONAL

The combination of a stronger U.S. dollar, particularly versus the euro, and rising global interest rates pressured pricing in the international developed country bond sector. We reduced our exposure to this sector during the year under review, as the relatively low nominal yields being offered limited total return potential, absent favorable currency moves. At period-end, our positions in the international developed sector were generally unhedged, reflecting a more sanguine outlook for certain currencies, which depreciated versus the U.S. dollar over the past year.

During the period, the fund kept its two largest international developed country holdings in European benchmark countries Germany and the United Kingdom. Australia remained our largest dollar-bloc (Australia, New Zealand, Canada) holding, while we significantly increased our weighting in France and pared our holdings in Belgium, based on our analysis of prevailing relative value.

CONVERTIBLE SECURITIES

After moving generally higher during the fund's fiscal year, the domestic equity markets experienced somewhat of a correction toward the end of the reporting period, with the technology-oriented Nasdaq Composite(R) Index leading the market down. We maintained an underweighted exposure to the convertible securities market during the period, as a result of what we considered high valuations for many companies. However, given expectations for a healthy domestic economy in 2000 and positive earnings growth for the corporate sector, we may look at future dips in the equity markets to add attractive names to our convertible holdings at more reasonable prices.

PORTFOLIO BREAKDOWN

Based on Total Net Assets

                                                      4/30/00           4/30/99
--------------------------------------------------------------------------------
High Yield Corporate Bonds and Preferred Stock          37.2%            30.5%
Emerging Market Bonds                                   20.4%            23.4%
Mortgage Securities                                     11.9%            11.3%
International Bonds                                      9.1%            11.7%
Convertible Securities                                   8.9%             8.6%
U.S. Government Bonds                                    7.2%             7.9%
Short-Term Investments & Other Net Assets                5.3%             6.6%

We initiated a position in AES, a global provider of electrical power generation, during the reporting period. Equity markets responded favorably to the company's successful, acquisition-fueled growth, which drove this position to a meaningful gain since we purchased it in October 1999. We recently purchased convertible bonds of Amkor, an independent provider of semiconductor packaging and testing services.

DIVIDEND DISTRIBUTIONS
5/1/99 - 4/30/00

                                       DIVIDEND PER SHARE
                  --------------------------------------------------------------
MONTH              CLASS A         CLASS B         CLASS C        ADVISOR CLASS*
--------------------------------------------------------------------------------
May               6.8 cents       6.43 cents      6.42 cents          --
June              6.8 cents       6.47 cents      6.44 cents          --
July              6.8 cents       6.47 cents      6.44 cents          --
August            6.8 cents       6.47 cents      6.44 cents          --
September         6.8 cents       6.49 cents      6.47 cents      7.00 cents
October           6.8 cents       6.49 cents      6.47 cents      7.01 cents
November          6.8 cents       6.49 cents      6.47 cents      7.01 cents
December          6.8 cents       6.51 cents      6.47 cents      7.01 cents
January           6.4 cents       6.11 cents      6.07 cents      6.62 cents
February          6.4 cents       6.11 cents      6.07 cents      6.61 cents
March             6.4 cents       6.03 cents      6.06 cents      6.60 cents
April             6.4 cents       6.03 cents      6.06 cents      6.62 cents
--------------------------------------------------------------------------------
TOTAL            80.0 CENTS      76.10 CENTS     75.88 CENTS      54.48 CENTS



*Effective September 1, 1999, the fund began offering Advisor Class shares to investors. See the prospectus for details.


Given choppy market conditions for the company's stock, the convertibles were priced with relatively attractive terms and by period-end had provided double-digit total returns since their issuance in March 2000. Longer term, the company's growth outlook continues to underpin its valuation. Finally, at the beginning of the period, we sold our position in Union Pacific, one of the country's largest railroad operators, for a gain, based on valuation concerns. Subsequently, the stock price fell significantly, and we reinitiated a position in Union Pacific's convertible preferred stock at a more attractive valuation.

U.S. GOVERNMENT SECURITIES

The fund maintained a generally underweighted exposure to the U.S. government bond sector throughout the reporting period. Although government yields rose during the period, in our opinion the total return expectations from this group remained rather limited, given the still relatively low nominal yields this sector offered. Moreover, recent moves by the Treasury to retire longer-maturity Treasury bonds put some upward pricing pressure on the longer end of the Treasury curve, making such Treasury issues fundamentally less attractive. Instead, we favored U.S. agency issues, as concerns over the potential loss of these agencies' quasi-government status caused yield spread levels over Treasuries to rise toward historically wide levels.

U.S. MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

Within the more interest-rate sensitive sectors, we maintained heavier exposure to the mortgage- and other asset-backed securities market, given the relatively attractive yield spreads being offered compared to Treasuries. Although this sector's yield spreads began to contract during 1999, the group did not keep pace with the Treasury rally that occurred in early 2000. Consequently, given a generally favorable outlook for the fundamentals underlying many of this sector's issuers, the fund was moderately overweight in this sector compared to U.S. government holdings at the end of the year under review.

LOOKING FORWARD

Although domestic economic growth is anticipated to slow from fourth quarter 1999's rather torrid 7.3% annualized rate, the economy is still expected to post moderate gains throughout calendar year 2000, following the 5.4% annualized growth rate set in the first quarter of 2000. Jumps in retail (Consumer Price Index) and wholesale (Producer Price Index) price levels raised some inflation concerns, although much of the upward pricing pressure was the result of rising energy prices. Overall, we expect healthy economic growth and manageable inflationary pressure through the remainder of 2000.

Internationally, we believe the euro's adoption, combined with deregulatory trends, may sustain Europe's economic growth, while much of the developing world could continue to benefit from stabilizing financial markets and improving fiscal accounts. Against this backdrop, the fund ended the period with an underweighted exposure to its more interest-rate sensitive sectors, considering the relatively low nominal yields available in these markets and the more limited intermediate-term total return potential. The fund was most heavily weighted in the fixed-income market's more growth-oriented sectors, namely high yield corporate bonds and emerging market debt securities. This bias reflected these sectors' attractive yields, as well as the generally favorable, fundamental credit outlook for these markets' issuers. As always, we will continue to search for opportunities to enhance the fund's long-term returns, while reducing overall volatility by actively managing its sector and security allocations.


Sincerely,



/s/ Christopher J. Molumphy


Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund





This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders (see Additional Performance). If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 8.24%, 8.20%, 8.11% and 8.87% for Classes A, B, C and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 4/30/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return               -1.81%
Net Asset Value (NAV)               $9.84 (4/30/00)             $10.84 (4/30/99)
Change in NAV                       -$1.00

Distributions (5/1/99-4/30/00)      Dividend Income             $0.8000

CLASS B
One-Year Total Return               -2.18%
Net Asset Value (NAV)               $9.86 (4/30/00)             $10.86 (4/30/99)
Change in NAV                       -$1.00

Distributions (5/1/99-4/30/00)      Dividend Income             $0.7610

CLASS C
One-Year Total Return               -2.20%
Net Asset Value (NAV)               $9.84 (4/30/00)             $10.84 (4/30/99)
Change in NAV                       -$1.00

Distributions (5/1/99-4/30/00)      Dividend Income             $0.7588

ADVISOR CLASS
Aggregate Total Return**            +2.76%
Net Asset Value (NAV)               $9.84 (4/30/00)             $10.11 (8/12/99)
Change in NAV                       -$0.27

Distributions (9/1/99-4/30/00)      Dividend Income             $0.5448


**Since Advisor Class Shares have existed for less than one year, aggregate total return represents the change in value of an investment since inception.

Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 4/30/00
                                                                     INCEPTION
CLASS A                               1-YEAR           5-YEAR        (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -1.81%           +50.72%        +64.20%
Average Annual Total Return(2)        -5.97%            +7.62%         +7.93%


                                                                     INCEPTION
CLASS B                                                1-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              -2.18%         +1.14%
Average Annual Total Return(2)                          -5.81%         -1.90%


                                                                     INCEPTION
CLASS C                                                 1-YEAR       (5/1/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              -2.20%         +1.31%
Average Annual Total Return(2)                          -4.08%         +0.16%


                                                                     INCEPTION
ADVISOR CLASS(3)                       1-YEAR            5-YEAR       (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -1.64%            +50.97%       +64.47%
Average Annual Total Return(2)        -1.64%             +8.59%        +8.75%



SHARE CLASS                        A            B           C         ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)              7.47%       7.34%       7.32%        8.07%
30-Day Standardized Yield(5)      8.49%       8.46%       8.37%        9.13%





For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. On September 1, 1999, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to August 12, 1999, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after August 11, 1999, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since September 1, 1999 (commencement of sales), the cumulative total return of Advisor Class shares was +2.15%.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Class B and Advisor Class) per share on April 30, 2000.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. High yield corporate securities entail greater risk than higher-rated securities. You may have a gain or loss when you sell your shares.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The Lehman Brothers U.S. Aggregate Index is a broad measure of U.S. bond performance, representing the U.S. investment-grade fixed-rate bond market including government, corporate, mortgage pass-through and asset-backed securities. The composite index includes an even weighting among the following indexes: Goldman Sachs Convertible Bond Index, Salomon Brothers High Yield Index, Salomon Brothers U.S. Mortgage Index, Salomon Brothers U.S. Treasury Index, Salomon Brady Bond Index, and Salomon Brothers Non-U.S. World Government Bond Index. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested interest. One cannot invest directly in an index.


Past performance does not guarantee future results.

CLASS A (5/25/94 - 4/30/00)

                           FRANKLIN STRATEGIC       LEHMAN BROTHERS U.S.      COMPOSITE
                          INCOME FUND - CLASS A        AGGREGATE INDEX          INDEX*
   ------------------------------------------------------------------------------------
   05/24/1994               $9,579                   $10,000                   $10,000
   05/31/1994               $9,579          0.00%    $10,000          0.19%    $10,019
   06/30/1994               $9,492         -0.22%     $9,978         -0.95%     $9,924
   07/31/1994               $9,617          1.99%    $10,176          1.67%    $10,090
   08/31/1994               $9,761          0.12%    $10,189          2.04%    $10,296
   09/30/1994               $9,808         -1.47%    $10,039         -0.13%    $10,282
   10/31/1994               $9,825         -0.09%    $10,030         -0.12%    $10,270
   11/30/1994               $9,793         -0.22%    $10,008         -1.09%    $10,158
   12/31/1994               $9,746          0.69%    $10,077         -0.72%    $10,085
   01/31/1995               $9,753          1.98%    $10,276          1.33%    $10,219
   02/28/1995               $10,023         2.38%    $10,521          1.26%    $10,348
   03/31/1995               $10,182         0.61%    $10,585          1.80%    $10,534
   04/30/1995               $10,435         1.40%    $10,733          3.34%    $10,886
   05/31/1995               $10,731         3.87%    $11,149          3.93%    $11,314
   06/30/1995               $10,780         0.73%    $11,230          1.35%    $11,466
   07/31/1995               $11,007        -0.22%    $11,205          0.84%    $11,563
   08/31/1995               $11,035         1.21%    $11,341         -0.01%    $11,561
   09/30/1995               $11,180         0.97%    $11,451          1.90%    $11,781
   10/31/1995               $11,273         1.30%    $11,600         -0.23%    $11,754
   11/30/1995               $11,366         1.50%    $11,774          2.21%    $12,014
   12/31/1995               $11,566         1.40%    $11,939          2.17%    $12,274
   01/31/1996               $11,771         0.66%    $12,017          2.05%    $12,526
   02/29/1996               $11,779        -1.74%    $11,808         -1.06%    $12,393
   03/31/1996               $11,864        -0.70%    $11,726          0.37%    $12,439
   04/30/1996               $12,062        -0.56%    $11,660          0.72%    $12,529
   05/31/1996               $12,228        -0.20%    $11,637          0.60%    $12,604
   06/30/1996               $12,281         1.34%    $11,792          0.98%    $12,727
   07/31/1996               $12,289         0.27%    $11,824          0.21%    $12,754
   08/31/1996               $12,526        -0.17%    $11,804          1.36%    $12,928
   09/30/1996               $12,938         1.74%    $12,010          2.48%    $13,248
   10/31/1996               $13,063         2.22%    $12,276          1.17%    $13,403
   11/30/1996               $13,419         1.71%    $12,486          2.48%    $13,736
   12/31/1996               $13,538        -0.93%    $12,370         -0.21%    $13,707
   01/31/1997               $13,679         0.31%    $12,408          0.55%    $13,782
   02/28/1997               $13,759         0.25%    $12,439          0.43%    $13,841
   03/31/1997               $13,443        -1.11%    $12,301         -1.37%    $13,652
   04/30/1997               $13,587         1.50%    $12,486          1.10%    $13,802
   05/31/1997               $13,883         0.95%    $12,604          2.70%    $14,175
   06/30/1997               $14,117         1.19%    $12,754          1.74%    $14,421
   07/31/1997               $14,430         2.70%    $13,099          2.48%    $14,779
   08/31/1997               $14,437        -0.85%    $12,987         -0.36%    $14,726
   09/30/1997               $14,728         1.47%    $13,178          2.52%    $15,097
   10/31/1997               $14,500         1.45%    $13,369         -0.99%    $14,947
   11/30/1997               $14,690         0.46%    $13,431          0.52%    $15,025
   12/31/1997               $14,895         1.01%    $13,567          0.95%    $15,168
   01/31/1998               $15,063         1.28%    $13,740          0.98%    $15,316
   02/28/1998               $15,177        -0.08%    $13,729          1.55%    $15,554
   03/31/1998               $15,306         0.34%    $13,776          1.05%    $15,717
   04/30/1998               $15,368         0.52%    $13,848          0.78%    $15,840
   05/31/1998               $15,278         0.95%    $13,979         -0.55%    $15,753
   06/30/1998               $15,230         0.85%    $14,098          0.03%    $15,757
   07/31/1998               $15,338         0.21%    $14,128          0.15%    $15,781
   08/31/1998               $13,904         1.63%    $14,358         -5.76%    $14,872
   09/30/1998               $14,593         2.34%    $14,694          3.63%    $15,412
   10/31/1998               $14,889        -0.53%    $14,616          1.96%    $15,714
   11/30/1998               $15,487         0.57%    $14,699          2.48%    $16,104
   12/31/1998               $15,498         0.30%    $14,743          0.79%    $16,231
   01/31/1999               $15,567         0.71%    $14,848         -0.01%    $16,229
   02/28/1999               $15,360        -1.75%    $14,588         -1.37%    $16,007
   03/31/1999               $15,592         0.55%    $14,668          1.99%    $16,325
   04/30/1999               $16,017         0.32%    $14,715          2.27%    $16,696
   05/31/1999               $15,642        -0.88%    $14,586         -1.75%    $16,404
   06/30/1999               $15,670        -0.32%    $14,539          0.14%    $16,427
   07/31/1999               $15,561        -0.43%    $14,477          0.02%    $16,430
   08/31/1999               $15,422        -0.05%    $14,469         -0.25%    $16,389
   09/30/1999               $15,434         1.16%    $14,637          0.99%    $16,551
   10/31/1999               $15,508         0.37%    $14,691          1.16%    $16,743
   11/30/1999               $15,644        -0.01%    $14,690          0.91%    $16,896
   12/31/1999               $15,859        -0.48%    $14,620          1.86%    $17,210
   01/31/2000               $15,600        -0.33%    $14,571         -0.91%    $17,053
   02/29/2000               $15,795         1.21%    $14,748          1.53%    $17,314
   03/31/2000               $15,833         1.32%    $14,942          1.58%    $17,588
   04/30/2000               $15,728        -0.29%    $14,899         -1.40%    $17,342



CLASS B (1/1/99 - 4/30/00)

                           FRANKLIN STRATEGIC       LEHMAN BROTHERS U.S.      COMPOSITE
                          INCOME FUND - CLASS B        AGGREGATE INDEX          INDEX*
   ------------------------------------------------------------------------------------
   01/01/1999               $10,000                  $10,000                   $10,000
   01/31/1999               $10,054         0.71%    $10,071         -0.01%     $9,999
   02/28/1999               $9,914         -1.75%     $9,895         -1.37%     $9,862
   03/31/1999               $10,069         0.55%     $9,949          1.99%    $10,058
   04/30/1999               $10,340         0.32%     $9,981          2.27%    $10,287
   05/31/1999               $10,104        -0.88%     $9,893         -1.75%    $10,107
   06/30/1999               $10,119        -0.32%     $9,862          0.14%    $10,121
   07/31/1999               $10,036        -0.43%     $9,819          0.02%    $10,123
   08/31/1999               $9,943         -0.05%     $9,814         -0.25%    $10,097
   09/30/1999               $9,958          1.16%     $9,928          0.99%    $10,197
   10/31/1999               $9,993          0.37%     $9,965          1.16%    $10,316
   11/30/1999               $10,077        -0.01%     $9,964          0.91%    $10,410
   12/31/1999               $10,213        -0.48%     $9,916          1.86%    $10,603
   01/31/2000               $10,053        -0.33%     $9,883         -0.91%    $10,507
   02/29/2000               $10,165         1.21%    $10,003          1.53%    $10,667
   03/31/2000               $10,186         1.32%    $10,135          1.58%    $10,836
   04/30/2000               $9,748         -0.29%    $10,105         -1.40%    $10,684



AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    -5.97%
5-Year                                                                    +7.62%
Since Inception (5/24/94)                                                 +7.93%


AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS B
--------------------------------------------------------------------------------
1-Year                                                                    -5.81%
Since Inception (1/1/99)                                                  -1.90%



*Source for Salomon Brothers U.S. Treasury Index: Salomon Brothers. Source for other indexes: Standard & Poor's Micropal.


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    -4.08%
Since Inception (5/1/98)                                                  +0.16%


AVERAGE ANNUAL TOTAL RETURN
4/30/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                                    -1.64%
5-Year                                                                    +8.59%
Since Inception (5/24/94)                                                 +8.75%

CLASS C (5/1/98 - 4/30/00)

                           FRANKLIN STRATEGIC       LEHMAN BROTHERS U.S.      COMPOSITE
                          INCOME FUND - CLASS C        AGGREGATE INDEX          INDEX*
-------------------------------------------------------------------------------------------
   05/01/1998               $9,903                   $10,000                   $10,000
   05/31/1998               $9,823          0.95%    $10,095         -0.55%     $9,945
   06/30/1998               $9,789          0.85%    $10,181          0.03%     $9,948
   07/31/1998               $9,855          0.21%    $10,202          0.15%     $9,963
   08/31/1998               $8,940          1.63%    $10,368         -5.76%     $9,389
   09/30/1998               $9,369          2.34%    $10,611          3.63%     $9,730
   10/31/1998               $9,556         -0.53%    $10,555          1.96%     $9,921
   11/30/1998               $9,936          0.57%    $10,615          2.48%    $10,167
   12/31/1998               $9,940          0.30%    $10,647          0.79%    $10,247
   01/31/1999               $9,980          0.71%    $10,722         -0.01%    $10,246
   02/28/1999               $9,844         -1.75%    $10,535         -1.37%    $10,106
   03/31/1999               $9,989          0.55%    $10,593          1.99%    $10,307
   04/30/1999               $10,258         0.32%    $10,627          2.27%    $10,541
   05/31/1999               $10,014        -0.88%    $10,533         -1.75%    $10,356
   06/30/1999               $10,028        -0.32%    $10,499          0.14%    $10,371
   07/31/1999               $9,955         -0.43%    $10,454          0.02%    $10,373
   08/31/1999               $9,853         -0.05%    $10,449         -0.25%    $10,347
   09/30/1999               $9,868          1.16%    $10,570          0.99%    $10,449
   10/31/1999               $9,912          0.37%    $10,609          1.16%    $10,570
   11/30/1999               $9,995         -0.01%    $10,608          0.91%    $10,667
   12/31/1999               $10,129        -0.48%    $10,557          1.86%    $10,865
   01/31/2000               $9,960         -0.33%    $10,523         -0.91%    $10,766
   02/29/2000               $10,082         1.21%    $10,650          1.53%    $10,931
   03/31/2000               $10,103         1.32%    $10,790          1.58%    $11,104
   04/30/2000               $10,032        -0.29%    $10,759         -1.40%    $10,948



ADVISOR CLASS (5/24/94 - 4/30/00)

                           FRANKLIN STRATEGIC       LEHMAN BROTHERS U.S.      COMPOSITE
                          INCOME FUND - ADVISOR        AGGREGATE INDEX          INDEX*
                                  CLASS
   ------------------------------------------------------------------------------------
   05/24/1994               $10,000                  $10,000                   $10,000
   05/31/1994               $10,000         0.00%    $10,000          0.19%    $10,019
   06/30/1994               $9,910         -0.22%     $9,978         -0.95%     $9,924
   07/31/1994               $10,040         1.99%    $10,176          1.67%    $10,090
   08/31/1994               $10,190         0.12%    $10,189          2.04%    $10,296
   09/30/1994               $10,240        -1.47%    $10,039         -0.13%    $10,282
   10/31/1994               $10,257        -0.09%    $10,030         -0.12%    $10,270
   11/30/1994               $10,224        -0.22%    $10,008         -1.09%    $10,158
   12/31/1994               $10,174         0.69%    $10,077         -0.72%    $10,085
   01/31/1995               $10,182         1.98%    $10,276          1.33%    $10,219
   02/28/1995               $10,464         2.38%    $10,521          1.26%    $10,348
   03/31/1995               $10,630         0.61%    $10,585          1.80%    $10,534
   04/30/1995               $10,894         1.40%    $10,733          3.34%    $10,886
   05/31/1995               $11,204         3.87%    $11,149          3.93%    $11,314
   06/30/1995               $11,255         0.73%    $11,230          1.35%    $11,466
   07/31/1995               $11,491        -0.22%    $11,205          0.84%    $11,563
   08/31/1995               $11,521         1.21%    $11,341         -0.01%    $11,561
   09/30/1995               $11,672         0.97%    $11,451          1.90%    $11,781
   10/31/1995               $11,769         1.30%    $11,600         -0.23%    $11,754
   11/30/1995               $11,866         1.50%    $11,774          2.21%    $12,014
   12/31/1995               $12,075         1.40%    $11,939          2.17%    $12,274
   01/31/1996               $12,289         0.66%    $12,017          2.05%    $12,526
   02/29/1996               $12,297        -1.74%    $11,808         -1.06%    $12,393
   03/31/1996               $12,386        -0.70%    $11,726          0.37%    $12,439
   04/30/1996               $12,593        -0.56%    $11,660          0.72%    $12,529
   05/31/1996               $12,766        -0.20%    $11,637          0.60%    $12,604
   06/30/1996               $12,821         1.34%    $11,792          0.98%    $12,727
   07/31/1996               $12,830         0.27%    $11,824          0.21%    $12,754
   08/31/1996               $13,077        -0.17%    $11,804          1.36%    $12,928
   09/30/1996               $13,508         1.74%    $12,010          2.48%    $13,248
   10/31/1996               $13,637         2.22%    $12,276          1.17%    $13,403
   11/30/1996               $14,010         1.71%    $12,486          2.48%    $13,736
   12/31/1996               $14,134        -0.93%    $12,370         -0.21%    $13,707
   01/31/1997               $14,281         0.31%    $12,408          0.55%    $13,782
   02/28/1997               $14,365         0.25%    $12,439          0.43%    $13,841
   03/31/1997               $14,034        -1.11%    $12,301         -1.37%    $13,652
   04/30/1997               $14,185         1.50%    $12,486          1.10%    $13,802
   05/31/1997               $14,494         0.95%    $12,604          2.70%    $14,175
   06/30/1997               $14,739         1.19%    $12,754          1.74%    $14,421
   07/31/1997               $15,065         2.70%    $13,099          2.48%    $14,779
   08/31/1997               $15,072        -0.85%    $12,987         -0.36%    $14,726
   09/30/1997               $15,376         1.47%    $13,178          2.52%    $15,097
   10/31/1997               $15,138         1.45%    $13,369         -0.99%    $14,947
   11/30/1997               $15,336         0.46%    $13,431          0.52%    $15,025
   12/31/1997               $15,551         1.01%    $13,567          0.95%    $15,168
   01/31/1998               $15,726         1.28%    $13,740          0.98%    $15,316
   02/28/1998               $15,845        -0.08%    $13,729          1.55%    $15,554
   03/31/1998               $15,980         0.34%    $13,776          1.05%    $15,717
   04/30/1998               $16,044         0.52%    $13,848          0.78%    $15,840
   05/31/1998               $15,950         0.95%    $13,979         -0.55%    $15,753
   06/30/1998               $15,900         0.85%    $14,098          0.03%    $15,757
   07/31/1998               $16,013         0.21%    $14,128          0.15%    $15,781
   08/31/1998               $14,516         1.63%    $14,358         -5.76%    $14,872
   09/30/1998               $15,235         2.34%    $14,694          3.63%    $15,412
   10/31/1998               $15,544        -0.53%    $14,616          1.96%    $15,714
   11/30/1998               $16,168         0.57%    $14,699          2.48%    $16,104
   12/31/1998               $16,180         0.30%    $14,743          0.79%    $16,231
   01/31/1999               $16,252         0.71%    $14,848         -0.01%    $16,229
   02/28/1999               $16,036        -1.75%    $14,588         -1.37%    $16,007
   03/31/1999               $16,278         0.55%    $14,668          1.99%    $16,325
   04/30/1999               $16,722         0.32%    $14,715          2.27%    $16,696
   05/31/1999               $16,331        -0.88%    $14,586         -1.75%    $16,404
   06/30/1999               $16,359        -0.32%    $14,539          0.14%    $16,427
   07/31/1999               $16,246        -0.43%    $14,477          0.02%    $16,430
   08/31/1999    -0.90%     $16,100        -0.05%    $14,469         -0.25%    $16,389
   09/30/1999     0.20%     $16,132         1.16%    $14,637          0.99%    $16,551
   10/31/1999     0.40%     $16,197         0.37%    $14,691          1.16%    $16,743
   11/30/1999     0.90%     $16,342        -0.01%    $14,690          0.91%    $16,896
   12/31/1999     1.40%     $16,571        -0.48%    $14,620          1.86%    $17,210
   01/31/2000    -1.52%     $16,319        -0.33%    $14,571         -0.91%    $17,053
   02/29/2000     1.17%     $16,510         1.21%    $14,748          1.53%    $17,314
   03/31/2000     0.26%     $16,553         1.32%    $14,942          1.58%    $17,588
   04/30/2000    -0.64%     $16,447        -0.29%    $14,899         -1.40%    $17,342

** On September 1, 1999, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to August 12, 1999, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after August 11, 1999, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.


Past performance does not guarantee future results.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights

                                                                                     CLASS A
                                                                   ----------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
                                                                   ----------------------------------------------------------
                                                                       2000        1999         1998        1997        1996
                                                                   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................      $10.84      $11.24       $10.86      $10.77      $10.18
                                                                   ----------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................................         .82         .86          .87         .93         .85
 Net realized and unrealized gains (losses) ....................       (1.02)       (.43)         .50         .39         .67
                                                                   ----------------------------------------------------------
Total from investment operations ...............................        (.20)        .43         1.37        1.32        1.52
                                                                   ----------------------------------------------------------
Less distributions from:
 Net investment income .........................................        (.80)       (.83)        (.90)       (.96)       (.82)
 Net realized gains ............................................          --          --         (.09)       (.27)       (.11)
                                                                   ----------------------------------------------------------
Total distributions ............................................        (.80)       (.83)        (.99)      (1.23)       (.93)
                                                                   ----------------------------------------------------------
Net asset value, end of year ...................................      $ 9.84      $10.84       $11.24      $10.86      $10.77
                                                                   ==========================================================

Total return(b) ................................................       (1.81)%      4.23%       13.10%      12.64%      15.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................    $254,419    $247,574     $166,633     $34,864     $13,022
Ratios to average net assets:
 Expenses ......................................................         .75%        .58%         .25%        .23%        .25%
 Expenses excluding waiver and payments by affiliate ...........         .99%        .99%        1.05%       1.05%       1.08%
 Net investment income .........................................        8.10%       7.99%        7.65%       8.60%       8.53%
Portfolio turnover rate ........................................       43.71%      48.68%       47.47%     114.26%      73.95%




(a)  Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)


                                                                                       CLASS B
                                                                                ------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                                                ------------------------
                                                                                  2000          1999(d)
                                                                                ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................        $10.86         $10.76
                                                                                ------------------------
Income from investment operations:
 Net investment income(a) .................................................         .79            .29
 Net realized and unrealized gains (losses) .............................         (1.03)           .07
                                                                                ------------------------
Total from investment operations ........................................          (.24)           .36
                                                                                ------------------------
Less distributions from net investment income ...........................          (.76)          (.26)
                                                                                ------------------------
Net asset value, end of year ............................................        $ 9.86         $10.86
                                                                                ========================
Total return(b) .........................................................         (2.18)%         3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................       $13,641         $4,281
Ratios to average net assets:
 Expenses ...............................................................          1.15%           .98%(c)
 Expenses excluding waiver and payments by affiliate ....................          1.39%          1.39%(c)
 Net investment income ..................................................          7.78%          7.59%(c)
Portfolio turnover rate .................................................         43.71%         48.68%




(a)  Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)


                                                                                        CLASS C
                                                                                ------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                                ------------------------
                                                                                   2000            1999
                                                                                ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................      $10.84          $11.19
                                                                                ------------------------
Income from investment operations:
 Net investment income(a) ..................................................         .78             .76
 Net realized and unrealized losses ........................................       (1.02)           (.40)
                                                                                ------------------------
Total from investment operations ...........................................        (.24)            .36
                                                                                ------------------------
Less distributions from net investment income ..............................        (.76)           (.71)
                                                                                ------------------------
Net asset value, end of year ...............................................      $ 9.84          $10.84
                                                                                ========================
Total return(b) ............................................................       (2.20)%          3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................     $39,713         $36,245
Ratios to average net assets:
 Expenses ..................................................................        1.15%           .98%
 Expenses excluding waiver and payments by affiliate .......................        1.39%          1.39%
 Net investment income .....................................................        7.72%          7.59%
Portfolio turnover rate ....................................................       43.71%         48.68%


(a)  Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)



                                                                                  ADVISOR CLASS
                                                                                 -----------------
                                                                                   PERIOD ENDED
                                                                                 APRIL 30, 2000(d)
                                                                                 -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................              $10.11
                                                                                 -----------------
Income from investment operations:
 Net investment income(a) ................................................                 .61
 Net realized and unrealized losses ......................................                (.33)
                                                                                 -----------------
Total from investment operations .........................................                 .28
                                                                                 -----------------
Less distributions from net investment income ............................                (.55)
                                                                                 -----------------
Net asset value, end of period ...........................................              $ 9.84
                                                                                 =================
Total return(b) ..........................................................               (1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................             $21,809
Ratios to average net assets:
 Expenses ................................................................                 .50%(c)
 Expenses excluding waiver and payments by affiliate .....................                 .74%(c)
 Net investment income ...................................................                8.53%(c)
Portfolio turnover rate ..................................................               43.71%


(a)   Based on average shares outstanding effective period ended April 30, 2000.
(b)   Total return is not annualized for periods less than one year.
(c)   Annualized
(d)   For the period August 12, 1999 (effective date) to April 30, 2000.




                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000

                                                                                                  SHARES/
                                                                                                 WARRANTS
                                                                                 COUNTRY         & RIGHTS        VALUE
--------------------------------------------------------------------------------------------------------------------------
(a)   COMMON STOCKS, WARRANTS AND RIGHTS .1%
      Abraxas Petroleum Corp. ...............................................  United States      52,464      $    88,533
      Abraxas Petroleum Corp., rts., 11/01/04 ...............................  United States      52,464           26,232
      Harvard Industries Inc. ...............................................  United States       8,240           42,230
      Loral Space & Communications Ltd., wts., 1/15/07 ......................  United States         300            1,396
      R&B Falcon Corp., 144A, wts., 5/01/09 .................................  United States         750          262,500
      Republic of Venezeula, Oil Value Recovery, wts., 4/15/20 ..............    Venezuela         3,035               --
                                                                                                              -----------
      TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $283,715) ..............                                     420,891
                                                                                                              -----------
      PREFERRED STOCKS .9%
      Fresenius Medical Care Capital Trust I, 9.00%, pfd. ...................     Germany            100           94,500
      Fresenius Medical Care Capital Trust II, 7.875%, pfd. .................     Germany          2,000        1,760,000
      R&B Falcon Corp., 144A 13.875%, pfd., PIK .............................  United States         834          891,909
      Sinclair Capital, 11.625%, pfd. .......................................  United States       3,000          278,250
                                                                                                              -----------
      TOTAL PREFERRED STOCKS (COST $3,138,679) ..............................                                   3,024,659
                                                                                                              -----------
      CONVERTIBLE PREFERRED STOCKS 4.7%
      CONSUMER SERVICES .8%
      MediaOne Group Inc., 7.00%, cvt. pfd. .................................  United States      55,600        2,578,450
                                                                                                              -----------
      ENERGY MINERALS 1.0%
      Kerr-McGee Corp., 5.50%, cvt. pfd. ....................................  United States      72,500        3,248,906
                                                                                                              -----------
      FINANCE 1.1%
      Apartment Investment & Management Co., 8.00%, K, cvt. pfd. ............  United States      80,000        1,980,000
      Protective Life Capital Trust II, 6.50%, cvt. pfd. ....................  United States      40,000        1,660,000
                                                                                                              -----------
                                                                                                                3,640,000
                                                                                                              -----------
      TRANSPORTATION .6%
      Union Pacific Capital Trust, 6.25%, cvt. pfd. .........................  United States      47,500        2,018,750
                                                                                                              -----------
      UTILITIES 1.2%
      AES Trust III, 6.75%, cvt. pfd. .......................................  United States      32,500        2,317,656
      Texas Utilities Co., 9.25%, cvt. pfd. .................................  United States      40,000        1,725,000
                                                                                                              -----------
                                                                                                                4,042,656
                                                                                                              -----------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $14,778,869) .................                                  15,528,762
                                                                                                              -----------

                                                                                               PRINCIPAL
                                                                                                AMOUNT*
                                                                                               ---------
      BONDS 39.0%
      COMMERCIAL SERVICES .1%
(a),(c) AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ......  United States   $ 700,000         24,500
(a),(c) AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .  United States     700,000          7,000
        Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ..............  United States     400,000        354,000
                                                                                                              -----------
                                                                                                                  385,500
                                                                                                              -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                         COUNTRY          AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      BONDS (CONT.)
      CONSUMER DURABLES .4%
      Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ........................  United States    $ 2,000,000      $   810,000
      Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02, 10.875%
       thereafter, 12/15/07 ........................................................  United States        300,000          211,500
      Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ....................  United States        200,000          191,000
                                                                                                                        -----------
                                                                                                                          1,212,500
                                                                                                                        -----------
      CONSUMER NON-DURABLES .3%
      Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 .................  United States        500,000          362,500
      Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ............  United States      1,500,000          750,000
                                                                                                                        -----------
                                                                                                                          1,112,500
                                                                                                                        -----------
      CONSUMER SERVICES 8.4%
      AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25%
       thereafter, 3/15/06 .........................................................  United States      1,118,000          273,910
      AMFM Inc., senior note, 8.00%, 11/01/08 ......................................  United States      1,000,000          997,500
      AMFM Inc., senior sub. note, 9.00%, 10/01/08 .................................  United States      2,000,000        2,035,000
      Century Communications Corp., B, senior disc. note, 1/15/08 ..................  United States      5,000,000        2,112,500
      Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
       9.92% thereafter, 4/01/11 ...................................................  United States      4,250,000        2,348,125
      CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .........................  United States      1,750,000        1,802,500
      Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ...........................  United Kingdom     1,000,000          950,000
      Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
           thereafter, 8/15/07 .....................................................  United States      2,000,000        1,595,000
      Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ..............  United States      1,750,000        1,631,875
      Park Place Entertainment, 144A, senior sub. note, 9.375%, 2/15/07 ............  United States      3,000,000        2,996,250
      Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 .................  United States      2,000,000        1,945,000
      Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 .........................  United States      1,500,000          622,500
      Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 .............  United States      1,700,000        1,498,125
      Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ..................  United States      2,500,000        2,350,000
      Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04, 9.25%
       thereafter, 4/15/09 .........................................................  United Kingdom       500,000          282,500
      Telewest Communications PLC, 144A, senior disc. note, zero cpn. to 2/01/05,
       11.375% thereafter, 2/01/10 .................................................  United Kingdom     3,500,000        1,960,000
      United Pan-Europe Communications NV, B, zero cpn. to 8/01/04, 12.50%
       thereafter, 8/01/09 .........................................................   Netherlands       4,250,000        2,125,000
                                                                                                                        -----------
                                                                                                                         27,525,785
                                                                                                                        -----------
      ENERGY MINERALS 3.3%
      Abraxas Petroleum Corp., second lien note, A, 11.50%, 11/01/04 ...............  United States        616,000          526,680
      Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 .....................  United States      2,500,000        2,375,000
      Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ...........................  United States      1,000,000          605,000
      Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ................     Mexico          1,800,000        1,912,500
      P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ................  United States      2,500,000        2,237,500
      Pioneer Natural Resources Co., senior note, 9.625%, 4/01/10 ..................  United States      3,000,000        3,067,500
                                                                                                                        -----------
                                                                                                                         10,724,180
                                                                                                                        -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                         COUNTRY          AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
        BONDS (CONT.)

        FINANCE 2.1%
        Sears Roebuck Acceptance, MTN1, 6.13%, 11/15/05 ...........................  United States    $  775,000      $    772,237
        Sears Roebuck Acceptance, MTN1, 6.15%, 11/15/05 ...........................  United States       725,000           723,828
        Southtrust Bank of Birmingham, 5.58%, 2/06/06 .............................  United States     2,500,000         2,466,953
        Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .....................  United States     3,000,000         2,955,000
                                                                                                                      ------------
                                                                                                                         6,918,018
                                                                                                                      ------------
        HEALTH SERVICES 1.2%
        Express Scripts Inc., senior note, 9.625%, 6/15/09 ........................  United States     2,000,000         1,910,000
        Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ...........  United States     2,000,000         1,330,000
        Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ........................  United States       350,000           194,250
(a),(c) Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 ..................  United States     1,500,000           270,000
                                                                                                                      ------------
                                                                                                                         3,704,250
                                                                                                                      ------------
        INDUSTRIAL SERVICES 1.4%
        Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..........  United States     2,500,000         1,862,500
        Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
        9.875% thereafter, 2/15/08 ................................................  United States     1,250,000           781,250
        WMX Technologies, 6.65%, 5/15/05 ..........................................  United States     2,000,000         1,997,600
                                                                                                                       ------------
                                                                                                                          4,641,350
                                                                                                                       ------------
        NON-ENERGY MINERALS .1%
        LTV Corp., senior note, 8.20%, 9/15/07 ..................................... United States       450,000           387,000
                                                                                                                       ------------

        PROCESS INDUSTRIES 4.2%
        Anchor Glass, first mortgage, 11.25%, 4/01/05 ..............................  United States     2,000,000         1,410,000
        Anchor Glass Container, senior note, 9.875%, 3/15/08 .......................  United States       700,000           434,000
        Consolidated Container Co., senior sub. note, 10.125%, 7/15/09 .............  United States     2,000,000         1,960,000
        Georgia Gulf Corp., senior sub. note, 144A, 10.375%, 11/01/07 ..............  United States     1,000,000         1,030,000
        Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..................  United States       200,000           172,000
        Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
         thereafter, 1/15/09 .......................................................  United States     1,700,000           960,500
        Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 .............  United States     2,500,000         2,462,500
        Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 ..............  United States     2,250,000         2,272,500
        Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 ...........    Indonesia       2,500,000         2,018,750
(a),(c) Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 ........................  United States     2,000,000           590,000
        Repap New Brunswick, senior note, 9.00%, 6/01/04 ...........................     Canada           700,000           687,750
                                                                                                                       ------------
                                                                                                                         13,998,000
                                                                                                                       ------------
        PRODUCER MANUFACTURING 1.9%
        American Axle & Manufacturing Inc., senior sub. note, 9.75%, 3/01/09 .......  United States     1,500,000         1,428,750
        Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 ............  United States       500,000            92,500
        Dura Operating Corp., senior sub. note, B, 9.00%, 5/01/09 ..................  United States     1,000,000           895,000
        Nortek Inc., senior note, 8.875%, 8/01/08 ..................................  United States     2,000,000         1,815,000
        Nortek Inc., senior note, B, 9.125%, 9/01/07 ...............................  United States       300,000           279,000
        Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ..........  United States       800,000           348,000
        Terex Corp., senior sub. note, 8.875%, 4/01/08 .............................  United States     1,500,000         1,335,000
                                                                                                                       ------------
                                                                                                                          6,193,250
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                         COUNTRY          AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      BONDS (CONT.)
      RETAIL TRADE .4%
      J.C. Penney Co. Inc., 6.90%, 8/15/26 .........................................  United States    $ 1,500,000     $  1,284,731
                                                                                                                       ------------
      TECHNOLOGY SERVICES .8%
      PSINet Inc., senior note, 10.50%, 12/01/06 ...................................  United States        700,000          617,750
      PSINet Inc., senior note, 11.00%, 8/01/09 ....................................  United States      2,250,000        2,036,250
                                                                                                                       ------------
                                                                                                                          2,654,000
                                                                                                                       ------------
      TELECOMMUNICATIONS 12.7%
      Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03,
       11.75%, thereafter, 2/15/08 .................................................  United States      2,000,000        1,380,000
      BellSouth Telecommunications Inc., 5.85%, 11/15/45 ...........................  United States      2,000,000        1,988,294
      Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ......................     Canada          2,750,000        1,925,000
      Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04,
       10.125% thereafter, 5/01/09 .................................................     Canada          3,250,000        1,885,000
      Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ..............  United States      2,000,000        2,085,000
      Global Crossing Holdings Ltd., senior sub. note, 144A, 9.50%, 11/15/09 .......     Bermuda         3,000,000        2,910,000
      IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01,
       12.50% thereafter, 5/01/06 ..................................................  United States      2,250,000        1,822,500
      Intermedia Communications Inc., senior disc. note, B, zero cpn. to
       7/15/02, 11.25% thereafter, 7/15/07 .........................................  United States      2,000,000        1,550,000
      Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
       10.50% thereafter, 12/01/08 .................................................  United States      4,000,000        2,270,000
      Loral Space and Communications Ltd., senior disc. note, zero cpn. to
       1/15/02, 12.50% thereafter, 1/15/07 .........................................  United States        300,000          121,500
      McLeodUSA Inc., senior note, 8.125%, 2/15/09 .................................  United States      2,500,000        2,225,000
      Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ............................  United States      1,000,000          725,000
      Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ............................  United States      1,000,000          770,000
      Microcell Telecommunications Inc., senior disc. note, B, zero cpn. to
       12/01/01, 14.00% thereafter, 6/01/06 ........................................     Canada            450,000          402,750
      Millicom International Cellular SA, senior disc. note, zero cpn. to
       6/01/01, 13.50% thereafter, 6/01/06 .........................................   Luxembourg          300,000          255,000
      Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
       9.75% thereafter, 10/31/07 ..................................................  United States        500,000          360,000
      Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
       9.95% thereafter, 2/15/08 ...................................................  United States      3,500,000        2,476,250
      Nextel Partners Inc., 144A, senior sub. note, 11.00%, 3/15/10 ................  United States      2,500,000        2,456,250
      NEXTLINK Communications Inc., senior disc. note, zero cpn. to 4/15/03,
       9.45% thereafter, 4/15/08 ...................................................  United States        650,000          391,625
      NEXTLINK Communications Inc., senior disc. note, zero cpn. to 6/01/04,
       12.25% thereafter, 6/01/09 ..................................................  United States      2,000,000        1,175,000
      NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ..................  United States        250,000          233,750
      NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ....................  United States        750,000          688,125
      Omnipoint Corp., senior note, 144A, 11.50%, 9/15/09 ..........................  United States      2,000,000        2,147,500
      RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03,
       10.125% thereafter, 3/01/08 .................................................  United Kingdom     1,000,000          517,500
      RSL Communications PLC, senior note, 12.00%, 11/01/08 ........................  United Kingdom       750,000          671,250
      RSL Communications PLC, senior note, 144A, 12.875%, 3/01/10 ..................  United Kingdom     1,250,000        1,178,125
      Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
       11.25% thereafter, 4/15/09 ..................................................  United States      4,000,000        2,200,000

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                         COUNTRY          AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      BONDS (CONT.)
      TELECOMMUNICATIONS (CONT.)
      Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00% thereafter,
       5/01/08 .....................................................................  United States    $ 1,750,000     $  1,253,438
      VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn. to
       11/15/04, 11.875% thereafter, 11/15/09 ......................................  United States      1,500,000          896,250
      Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ...........  United States      3,000,000        3,037,500
                                                                                                                       ------------
                                                                                                                         41,997,607
                                                                                                                       ------------
      TRANSPORTATION .5%
      American Commercial Lines LLC, senior note, 10.25%, 6/30/08 ..................  United States      1,000,000          840,000
      Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ............................     Bahamas         1,000,000          885,000
                                                                                                                       ------------
                                                                                                                          1,725,000
                                                                                                                       ------------
      UTILITIES 1.2%
      AES China Generating Co., senior note, 10.125%, 12/15/06 .....................      China            100,000           67,500
      AES Corp., senior note, 9.50%, 6/01/09 .......................................  United States      2,500,000        2,450,000
      CMS Energy Corp., senior note, 7.50%, 1/15/09 ................................  United States      1,650,000        1,452,000
                                                                                                                       ------------
                                                                                                                          3,969,500
                                                                                                                       ------------
      TOTAL BONDS (COST $147,462,781) ..............................................                                    128,433,171
                                                                                                                       ------------
      CONVERTIBLE BONDS 4.2%
      CONSUMER SERVICES .4%
      Clear Channel Communications Inc., cvt., senior note, 2.625%, 4/01/03 ........  United States      1,000,000        1,270,630
                                                                                                                       ------------
      ELECTRONIC TECHNOLOGY 2.0%
      Amkor Technology Inc., cvt., 144A, sub. note, 5.00%, 3/15/07 .................  United States      2,000,000        2,460,000
      ASM Lithography Holding NV, cvt., 144A, sub. note, 4.25%, 11/30/04 ...........   Netherlands       1,500,000        1,846,875
      SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 ............................  United States      2,000,000        2,337,500
                                                                                                                       ------------
                                                                                                                          6,644,375
                                                                                                                       ------------
      HEALTH SERVICES .7%
      Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ...............................  United States      3,000,000        2,366,250
                                                                                                                       ------------
      TECHNOLOGY SERVICES .7%
      Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ................  United States      2,500,000        2,418,750
                                                                                                                       ------------
      TELECOMMUNICATIONS .4%
      Global Telesystems Group Inc., cvt., senior sub. debenture, 5.75%, 7/01/10 ...  United States      1,950,000        1,294,313
                                                                                                                       ------------
      TOTAL CONVERTIBLE BONDS (COST $14,666,606) ...................................                                     13,994,318
                                                                                                                       ------------
      OTHER MORTGAGES/OTHER ASSET BACKED SECURITIES 3.4%
      Champion Home Equity Loan Trust, Series 1996-2 A4, 8.00%, 9/25/28 ............  United States      1,000,000          997,385
      Conseco Inc., Series 1999-6, Class M2, 8.74%, 6/01/30 ........................  United States      2,000,000        1,864,062
      Delta Home Equity, Series 1998-2, Class A6F, 6.37%, 7/15/28 ..................  United States      2,000,000        1,870,990
      Green Tree Financial Corp., Series 1992-2, Class A6, 6.92 %, 12/01/30 ........  United States      1,000,000          835,469
      Green Tree Financial Corp., Series 1996-2, Class A4, 7.20%, 4/15/27 ..........  United States      1,200,000        1,172,406
      Green Tree Financial Corp., Series 1998-7, Class B1, 7.68%, 7/01/30 ..........  United States      1,000,000          917,405
      JP Morgan Commercial Mortgage Finance, 8.119%, 10/15/32 ......................  United States      2,200,000        2,222,433
      Merrill Lynch Mortgage Investors Inc., Series 1995-C3, Class A3, 7.069%,
       12/26/25 ....................................................................  United States        500,000          485,098
      Residential Asset Securities Corp., Series 1999-KS1, Class A18, 6.32%,
       4/25/30 .....................................................................  United States        750,000          697,856
                                                                                                                       ------------
      TOTAL OTHER MORTGAGES/OTHER ASSET BACKED SECURITIES (COST $11,473,645)                                             11,063,104
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                         PRINCIPAL
                                                                                         COUNTRY          AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 15.7%
      U.S. GOVERNMENT AGENCIES/MORTGAGES 8.5%
      FHLMC, 7.00%, 1/01/09 ........................................................  United States    $   11,328      $    11,136
      FHLMC, 6.50%, 4/01/11 ........................................................  United States        20,978           20,218
      FHLMC, 7.00%, 9/01/11 ........................................................  United States        22,925           22,437
      FHLMC, 7.50%, 10/01/14 .......................................................  United States       469,093          466,815
      FHLMC, 7.00%, 4/01/24 ........................................................  United States        28,989           27,880
      FHLMC, 7.50%, 4/01/24 ........................................................  United States        24,256           23,871
      FHLMC, 8.50%, 12/01/24 .......................................................  United States        13,047           13,296
      FHLMC, 9.00%, 12/01/24 .......................................................  United States         5,286            5,445
      FHLMC, 7.00%, 11/01/25 .......................................................  United States        15,162           14,569
      FHLMC, 8.00%, 11/01/25 .......................................................  United States        12,265           12,292
      FHLMC, 6.50%, 12/01/25 .......................................................  United States        26,432           24,777
      FHLMC, 7.50%, 1/01/26 ........................................................  United States        15,829           15,558
      FHLMC, 8.00%, 1/01/26 ........................................................  United States         8,480            8,499
      FHLMC, 6.50%, 3/01/26 ........................................................  United States        39,953           37,387
      FHLMC, 7.00%, 9/01/26 ........................................................  United States        21,762           20,872
      FHLMC, 7.50%, 1/01/27 ........................................................  United States        27,970           27,485
      FHLMC, 7.00%, 4/01/28 ........................................................  United States       278,365          266,863
      FHLMC, 7.00%, 5/01/28 ........................................................  United States       418,753          401,121
      FHLMC, 6.50%, 6/01/29 ........................................................  United States       488,179          456,429
      FNMA, 7.50%, 10/01/07 ........................................................  United States        17,781           17,788
      FNMA, 6.50%, 2/01/09 .........................................................  United States        17,148           16,556
      FNMA, 6.50%, 4/01/11 .........................................................  United States        14,720           14,179
      FNMA, 6.00%, 4/01/13 .........................................................  United States       867,395          813,390
      FNMA, 6.50%, 6/01/13 .........................................................  United States       770,300          738,533
      FNMA, 5.50%, 3/01/14 .........................................................  United States       920,418          844,220
      FNMA, 5.50%, 6/01/14 .........................................................  United States       973,572          892,974
      FNMA, 6.50%, 1/01/24 .........................................................  United States        23,789           22,351
      FNMA, 7.00%, 5/01/24 .........................................................  United States         8,720            8,379
      FNMA, 8.00%, 1/01/25 .........................................................  United States        10,397           10,413
      FNMA, 9.00%, 3/01/25 .........................................................  United States         3,364            3,465
      FNMA, 9.00%, 5/01/25 .........................................................  United States         2,457            2,531
      FNMA, 8.50%, 7/01/25 .........................................................  United States         8,113            8,243
      FNMA, 8.00%, 12/01/25 ........................................................  United States       364,858          365,409
      FNMA, 7.00%, 1/01/26 .........................................................  United States        26,753           25,692
      FNMA, 7.00%, 3/01/26 .........................................................  United States        34,784           33,371
      FNMA, 8.00%, 5/01/26 .........................................................  United States         9,529            9,536
      FNMA, 8.00%, 6/01/26 .........................................................  United States         5,970            5,974
      FNMA, 7.50%, 10/01/26 ........................................................  United States         5,659            5,556
      FNMA, 8.00%, 1/01/27 .........................................................  United States        10,757           10,760
      FNMA, 7.00%, 4/01/27 .........................................................  United States       544,883          521,877
      FNMA, 6.50%, 3/01/28 .........................................................  United States     2,455,784        2,295,002
      FNMA, 7.00%, 6/01/28 .........................................................  United States     1,177,438        1,127,173
      FNMA, 6.00%, 9/01/28 .........................................................  United States       910,003          825,382
      FNMA, 6.00%, 10/01/28 ........................................................  United States       899,508          815,863
      FNMA, 6.50%, 12/01/28 ........................................................  United States       892,383          833,957
      FNMA, 7.50%, 12/01/28 ........................................................  United States        37,393           36,654
      FNMA, 6.00%, 1/01/29 .........................................................  United States     1,913,011        1,735,120


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                         PRINCIPAL
                                                                                         COUNTRY          AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
      U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
(d)   FNMA, 6.00%, 5/01/29 .........................................................  United States    $  900,000      $   815,625
      FNMA, 7.00%, 5/01/29 .........................................................  United States       895,381          857,020
      FNMA, 6.50%, 8/01/29 .........................................................  United States       984,536          919,484
      FNMA, 6.50%, 9/01/29 .........................................................  United States       993,469          927,827
      FNMA, 7.50%, 10/01/29 ........................................................  United States     2,555,839        2,503,787
      GNMA, 7.00%, 7/15/08 .........................................................  United States       760,381          752,789
      GNMA, SF, 7.50%, 9/15/23 .....................................................  United States        10,914           10,773
      GNMA, SF, 6.50%, 3/15/24 .....................................................  United States        39,444           37,147
      GNMA, SF, 8.00%, 6/15/24 .....................................................  United States        24,269           24,430
      GNMA, SF, 8.50%, 8/15/24 .....................................................  United States         5,059            5,173
      GNMA, SF, 9.00%, 1/15/25 .....................................................  United States         4,401            4,562
      GNMA, SF, 8.00%, 2/15/25 .....................................................  United States         9,275            9,334
      GNMA, SF, 9.50%, 6/15/25 .....................................................  United States         6,386            6,705
      GNMA, SF, 7.50%, 1/15/26 .....................................................  United States        25,164           24,785
      GNMA, SF, 7.50%, 2/15/26 .....................................................  United States        16,694           16,442
      GNMA, SF, 9.00%, 3/15/26 .....................................................  United States        23,726           24,587
      GNMA, SF, 8.00%, 6/15/26 .....................................................  United States        22,341           22,468
      GNMA, SF, 8.00%, 7/15/26 .....................................................  United States        34,496           34,692
      GNMA, SF, 8.50%, 7/15/26 .....................................................  United States         9,921           10,130
      GNMA, SF, 8.00%, 9/15/26 .....................................................  United States       644,267          647,928
      GNMA, SF, 8.00%, 12/15/26 ....................................................  United States       419,649          422,035
      GNMA, SF, 7.50%, 9/15/27 .....................................................  United States       443,957          437,047
      GNMA, SF, 8.00%, 9/15/27 .....................................................  United States       307,019          308,371
      GNMA, SF, 7.00%, 5/15/28 .....................................................  United States        40,452           38,950
      GNMA, SF, 6.50%, 12/15/28 ....................................................  United States       451,449          423,652
      GNMA, SF, 6.50%, 1/15/29 .....................................................  United States       996,148          934,286
      GNMA, SF, 6.50%, 2/15/29 .....................................................  United States     1,913,545        1,794,710
      GNMA I, 7.50%, 5/15/27 .......................................................  United States       721,861          710,625
      GNMA I, 7.00%, 11/15/27 ......................................................  United States       855,829          824,320
      GNMA I, 8.00%, 4/15/28 .......................................................  United States       466,841          468,832
                                                                                                                       ------------
                                                                                                                        27,935,814
                                                                                                                       ------------
      U.S. GOVERNMENT SECURITIES 2.1%
      U.S. Treasury Note, 6.00%, 8/15/00 ...........................................  United States     2,000,000        2,000,000
      U.S. Treasury Note, 5.125%, 8/31/00 ..........................................  United States     3,000,000        2,989,689
      U.S. Treasury Note, 5.375%, 2/15/01 ..........................................  United States     2,000,000        1,983,750
                                                                                                                       ------------
                                                                                                                         6,973,439
                                                                                                                       ------------
      OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 5.1%
      FHLB, 5.477%, 1/28/09 ........................................................  United States     6,000,000        5,245,812
      FHLMC, 6.60%, 4/20/09 ........................................................  United States     4,300,000        4,002,410
      FHLMC, 7.625%, 9/09/09 .......................................................  United States     1,000,000          976,131
      FNMA, 5.75%, 4/15/03 .........................................................  United States     1,000,000          961,465
      FNMA, 5.75%, 6/15/05 .........................................................  United States     6,000,000        5,622,072
                                                                                                                       ------------
                                                                                                                        16,807,890
                                                                                                                       ------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $54,062,354) ...............                                    51,717,143
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                         PRINCIPAL
                                                                                      COUNTRY             AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
        FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
        Republic of Argentina, 11.75%, 4/07/09 ................................      Argentina        $   270,000      $   265,478
        Republic of Argentina, 11.375%, 3/15/10 ...............................      Argentina          1,050,000        1,009,313
        Republic of Argentina, 11.375%, 1/30/17 ...............................      Argentina          2,000,000        1,908,128
        Republic of Argentina, 9.75%, 9/19/27 .................................      Argentina            730,000          612,288
        Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 ...............      Argentina          5,700,000        5,527,575
        New South Wales Treasury Corp., 7.00%, 4/01/04 ........................      Australia          3,000,000 AUD    1,765,717
        Queensland Treasury Corp., 6.50%, 6/14/05 .............................      Australia          1,180,000 AUD      681,822
        Kingdom of Belgium, 7.75%, 10/15/04 ...................................       Belgium           1,793,000 EUR    1,796,774
        Republic of Brazil, 11.625%, 4/15/04 ..................................       Brazil            1,500,000        1,486,875
        Republic of Brazil, 9.375%, 4/07/08 ...................................       Brazil            4,000,000        3,340,000
        Republic of Brazil, 14.50%, 10/15/09 ..................................       Brazil            7,025,000        7,414,888
        Republic of Brazil - DCB, L, FRN, 7.00%, 4/15/12 ......................       Brazil              300,000          216,657
        Republic of Bulgaria, FRN, 6.50%, 7/28/11 .............................      Bulgaria             110,000           83,325
        Republic of Bulgaria, FRN, 7.063%, 7/28/11 ............................      Bulgaria           6,220,000        4,711,650
        Republic of Bulgaria, A, FRN, 6.687%, 7/28/24 .........................      Bulgaria           1,340,000        1,027,619
        Government of Canada, 8.75%, 12/01/05 .................................       Canada              303,000 CAD      227,797
        Government of Canada, 7.00%, 12/01/06 .................................       Canada              359,000 CAD      251,794
        Republic of Colombia, 9.75%, 4/23/09 ..................................      Colombia           3,300,000        2,607,000
        Kingdom of Denmark, 7.00%, 12/15/04 ...................................       Denmark          15,160,000 DKK    1,961,359
(a),(c) Republic of Ecuador, 144A, 11.25%, 4/25/02 ..........................         Ecuador             480,000          172,800
(a),(c) Republic of Ecuador, Reg S, 11.25%, 4/25/02 .........................         Ecuador           1,220,000          439,200
        French Treasury Note, 3.50%, 7/12/04 ..................................        France           3,220,000 EUR    2,771,825
        Federal Republic of Germany, 3.25%, 2/17/04 ...........................       Germany           1,180,000 EUR    1,014,525
        Federal Republic of Germany, 7.375%, 1/03/05 ..........................       Germany           1,000,000 EUR      994,542
        Federal Republic of Germany, 6.00%, 1/05/06 ...........................       Germany             600,768 EUR      568,529
        Federal Republic of Germany, 4.50%, 7/04/09 ...........................       Germany           4,674,000 EUR    4,010,886
        Buoni Poliennali Del Tes, 7.75%, 11/01/06 .............................        Italy            1,319,000 EUR    1,353,628
        Italy Government, 6.75%, 2/01/07 ......................................        Italy            1,513,216 EUR    1,481,653
        Government of Jamaica, Reg S, 9.625%, 7/02/02 .........................       Jamaica           1,750,000        1,701,875
        United Mexican States, 9.75%, 4/06/05 .................................        Mexico           2,000,000        2,064,500
        United Mexican States, 8.625%, 3/12/08 ................................        Mexico           7,470,000        7,156,260
        United Mexican States, 11.375%, 9/15/16 ...............................        Mexico           1,500,000        1,698,000
        Netherlands Government, 8.50%, 6/01/06 ................................      Netherlands        1,619,707 EUR    1,714,183
        Government of New Zealand, 7.00%, 7/15/09 .............................      New Zealand        2,000,000 NZD      970,300
        Republic of Panama, 8.875%, 9/30/27 ...................................        Panama           1,500,000        1,271,250
        Republic of Panama, 9.375%, 4/01/29 ...................................        Panama           3,530,000        3,349,088
        Peru - Pdi., FRN, 4.50%, 3/07/17 ......................................         Peru            5,100,000        3,426,588
        Republic of Philippines, 9.875%, 3/16/10 ..............................      Philippines        1,500,000        1,426,800
        Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ....................        Russia           4,000,000        2,870,000
        Bonos Y Oblig Del Estado, 3.25%, 1/31/05 ..............................        Spain            2,578,000 EUR    2,161,743
        Swedish Government, 10.25%, 5/05/03 ...................................        Sweden           7,000,000 SEK      889,344
        SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 ..........................  Trinidad and Tobago      125,000          125,000
        Republic of Turkey, 12.375%, 6/15/09 ..................................        Turkey           1,720,000        1,867,060
        Republic of Turkey, 144A, 9.875%, 2/23/05 .............................        Turkey             850,000          837,250
        Republic of Turkey, 144A, 10.00%, 9/19/07 .............................        Turkey             875,000          861,875
        Republic of Turkey, Reg S, 10.00%, 9/19/07 ............................        Turkey           1,315,000        1,295,275
        United Kingdom, 6.50%, 12/07/03 .......................................    United Kingdom         995,000 GBP    1,603,719
        United Kingdom, 7.50%, 12/07/06 .......................................    United Kingdom       2,081,000 GBP    3,630,259


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                         COUNTRY         AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
      Republic of Venezuela, 9.25%, 9/15/27 ........................................    Venezuela     $ 7,493,000     $  4,790,837
      Republic of Venezuela, 144A, 9.125%, 6/18/07 .................................    Venezuela         100,000           78,500
      Republic of Venezuela, FRN, 7.00%, 3/31/20 ...................................    Venezuela         250,000          194,688
      Republic of Venezuela, Reg S, 9.125%, 6/18/07 ................................    Venezuela       1,200,000          942,000
      Republic of Venezuela - DCB, FRN, 7.00%, 12/18/07 ............................    Venezuela         761,905          597,617
                                                                                                                      ------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $102,679,361) ...........                                    97,227,658
                                                                                                                      ------------
      TOTAL LONG TERM INVESTMENTS (COST $348,546,010) ..............................                                   321,409,706
                                                                                                                      ------------
                                                                                                          SHARES
                                                                                                        ----------
      SHORT TERM INVESTMENTS .7%
(b)   Franklin Institutional Fiduciary Trust Money Market Portfolio
       (COST $2,218,045) ...........................................................  United States     2,218,045       2 ,218,045
                                                                                                                      ------------
      TOTAL INVESTMENTS (COST $350,764,055) 98.2% ..................................                                   323,627,751
      OTHER ASSETS, LESS LIABILITIES 1.8% ..........................................                                     5,954,210
                                                                                                                      ------------
      NET ASSETS 100.0% ............................................................                                  $329,581,961
                                                                                                                      ============

    CURRENCY ABBREVIATIONS:
    AUD - Australian Dollar
    CAD - Canadian Dollar
    DKK - Danish Krone
    EUR - European Union Euro
    GBP - British Pound
    NZD - New Zealand Dollar
    SEK - Swedish Krona


* The principal amount is stated in U.S. dollars unless otherwise indicated.
(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
(c) See Note 6 regarding defaulted securities.
(d) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery.


                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000


Assets:
 Investments in securities:
  Cost .............................................................................     $350,764,055
                                                                                         ============
  Value ............................................................................      323,627,751
 Receivables:
  Investment securities sold .......................................................        1,586,048
  Capital shares sold ..............................................................          908,166
  Dividends and interest ...........................................................        5,894,974
  Affiliates .......................................................................           72,204
                                                                                         ------------
      Total assets .................................................................      332,089,143
                                                                                         ------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................          827,006
  Capital shares redeemed ..........................................................        1,227,860
  Affiliates .......................................................................          219,846
  Shareholders .....................................................................          190,241
 Other liabilities .................................................................           42,229
                                                                                         ------------
      Total liabilities ............................................................        2,507,182
                                                                                         ------------
       Net assets, at value ........................................................     $329,581,961
                                                                                         ============
Net assets consist of:
 Undistributed net investment income ...............................................     $    647,502
 Net unrealized depreciation .......................................................      (27,214,950)
 Accumulated net realized loss .....................................................       (5,762,129)
 Capital shares ....................................................................      361,911,538
                                                                                         ============
       Net assets, at value ........................................................     $329,581,961
                                                                                         ============
CLASS A:
Net asset value per share* ($254,419,171 / 25,854,866 shares outstanding) ..........           $ 9.84
                                                                                         ============
Maximum offering price per share ($9.84 / 95.75%) ..................................           $10.28
                                                                                         ============
CLASS B:
Net asset value and maximum offering price per share* ($13,640,757 / 1,383,094
shares outstanding) ................................................................           $ 9.86
                                                                                         ============
CLASS C:
Net asset value per share* ($39,713,141 / 4,035,771 shares outstanding) ............           $ 9.84
                                                                                         ============
Maximum offering price per share ($9.84 / 99.00%) ..................................           $ 9.94
                                                                                         ============
ADVISOR CLASS:
Net asset value and maximum offering price per share ($21,808,892 / 2,215,389
shares outstanding) ................................................................           $ 9.84
                                                                                         ============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000


Investment income:
 Dividends .........................................................................   $  1,701,679
 Interest ..........................................................................     26,923,586
                                                                                       ------------
      Total investment income ......................................................     28,625,265
                                                                                       ------------
Expenses:
 Management fees (Note 3) ..........................................................      1,677,419
 Distribution fees (Note 3)
  Class A ..........................................................................        659,629
  Class B ..........................................................................         63,918
  Class C ..........................................................................        256,687
 Transfer agent fees (Note 3) ......................................................        358,216
 Custodian fees ....................................................................         65,144
 Reports to shareholders ...........................................................         73,509
 Registration and filing fees ......................................................        131,168
 Professional fees .................................................................         32,490
 Trustees' fees and expenses .......................................................          4,750
 Other .............................................................................         62,594
                                                                                       ------------
      Total expenses ...............................................................      3,385,524
      Expenses waived/paid by affiliate (Note 3) ...................................       (781,041)
                                                                                       ------------
       Net expenses ................................................................      2,604,483
                                                                                       ------------
        Net investment income ......................................................     26,020,782
                                                                                       ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ......................................................................     (5,006,618)
  Foreign currency transactions ....................................................        (75,971)
                                                                                       ------------
      Net realized loss ............................................................     (5,082,589)
 Net unrealized depreciation on:
  Investments ......................................................................    (24,877,986)
  Translation of assets and liabilities denominated in foreign currencies ..........        (40,917)
                                                                                       ------------
      Net unrealized depreciation ..................................................    (24,918,903)
                                                                                       ------------
Net realized and unrealized loss ...................................................    (30,001,492)
                                                                                       ------------
Net decrease in net assets resulting from operations ...............................   $ (3,980,710)
                                                                                       ============

                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                                                         2000           1999
                                                                                    ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................................   $ 26,020,782   $ 18,857,067
  Net realized loss from investments and foreign currency transactions ..........     (5,082,589)    (2,094,444)
  Net unrealized depreciation on investments and translation of assets
   and liabilities denominated in foreign currencies ............................    (24,918,903)    (3,978,010)
                                                                                    ----------------------------
      Net increase (decrease) in net assets resulting from operations ...........     (3,980,710)    12,784,613
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................................................    (20,681,821)   (16,526,206)
   Class B ......................................................................       (701,635)       (34,549)
   Class C ......................................................................     (2,919,234)    (1,362,771)
   Advisor Class ................................................................       (598,051)           ---
                                                                                    ----------------------------
 Total distributions to shareholders ............................................    (24,900,741)   (17,923,526)
 Capital share transactions: (Note 2)
  Class A .......................................................................     30,781,237     86,606,278
  Class B .......................................................................     10,141,223      4,206,050
  Class C .......................................................................      7,137,926     35,792,706
  Advisor Class .................................................................     22,303,507            ---
                                                                                    ----------------------------
 Total capital share transactions ...............................................     70,363,893    126,605,034
      Net increase in net assets ................................................     41,482,442    121,466,121
Net assets
 Beginning of year ..............................................................    288,099,519    166,633,398
                                                                                    ----------------------------
 End of year ....................................................................   $329,581,961   $288,099,519
                                                                                    ============================
Undistributed net investment income included in net assets:
 End of year ....................................................................   $    647,502   $    761,552
                                                                                    ============================


                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective August 12, 1999, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                                          YEAR ENDED APRIL 30,
                                                     ---------------------------------------------------------------
                                                                     2000                       1999
                                                     ---------------------------------------------------------------
                                                         SHARES          AMOUNT          SHARES           AMOUNT
                                                     ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................................    10,107,775    $ 102,601,479      14,954,299     $ 160,265,362
 Shares issued in merger (Note 7) ................     3,713,540       37,543,893              --                --
 Shares issued in reinvestment of distributions...     1,275,159       12,919,144         955,604        10,163,162
 Shares redeemed .................................   (12,086,386)    (122,283,279)     (7,896,393)      (83,822,246)
                                                     ---------------------------------------------------------------
 Net increase ....................................     3,010,088    $  30,781,237       8,013,510     $  86,606,278
                                                     ===============================================================
CLASS B SHARES:(1)
 Shares sold .....................................     1,082,310    $  11,077,406         392,984     $   4,193,206
 Shares issued in reinvestment of distributions...        46,222          466,896           2,081            21,959
 Shares redeemed .................................      (139,651)      (1,403,079)           (852)           (9,115)
                                                     ---------------------------------------------------------------
 Net increase ....................................       988,881    $  10,141,223         394,213     $   4,206,050
                                                     ===============================================================


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                               YEAR ENDED APRIL 30,
                                                        ---------------------------------------------------------
                                                                   2000                            1999
                                                        ---------------------------------------------------------
                                                           SHARES        AMOUNT          SHARES        AMOUNT
                                                        ---------------------------------------------------------
CLASS C SHARES:
 Shares sold ........................................    1,966,177    $ 20,041,073     3,660,567    $ 39,127,644
 Shares issued in reinvestment of distributions .....      167,498       1,699,352        81,594         860,843
 Shares redeemed ....................................   (1,442,427)    (14,602,499)     (397,638)     (4,195,781)
                                                        ---------------------------------------------------------
 Net increase .......................................      691,248    $  7,137,926     3,344,523    $ 35,792,706
                                                        =========================================================
ADVISOR CLASS SHARES:(2)
 Shares sold ........................................    2,161,209    $ 21,764,041
 Shares issued in merger (Note 7) ...................        8,554          86,480
 Shares issued in reinvestment of distributions .....       59,883         597,001
 Shares redeemed ....................................      (14,257)       (144,015)
                                                         -------------------------
 Net increase .......................................    2,215,389    $ 22,303,507
                                                         =========================

(1) For the period January 1, 1999 (effective date) to April 30, 1999.
(2) For the period August 12, 1999 (effective date) to April 30, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


ENTITY                                                                 AFFILIATION
---------------------------------------------------------------------------------------------
Franklin Templeton Services, Inc. (FT Services)                        Administration manager
Franklin Advisers, Inc. (Advisers)                                     Investment manager
Templeton Investment Counsel, Inc. (TICI)                              Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)                   Principal Underwriter
Franklin/Templeton Investor Services, Inc. (Investor Services)         Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE   DAILY NET ASSETS
        ---------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     In excess of $250 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Advisers agreed in advance to waive management fees, as noted in the Statements of Operations.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, and .65% per year of the average net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $515,323 and $65,961, respectively.

The Fund paid transfer agent fees of $358,216, of which $280,210 was paid to Investors Services.

Included in professional fees are legal fees of $28,534 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At April 30, 2000, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 1999 of $482,968 and $33,534, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

At April 30, 2000, the Fund had tax basis capital losses of $5,336,148 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in :
         2007 .................................  $  777,147
         2008 .................................   4,559,001
                                                 ----------
                                                 $5,336,148
                                                 ==========

At August 12, 1999, the Fund acquired tax basis capital losses of $625,746 from the merged Franklin Investment Grade Income Fund, which may be carried over to offset future capital gains (see Note 7). Such losses expire as follows:

        Capital loss carryovers expiring in:

         2003 .................................  $254,062
         2004 .................................   368,716
         2007 .................................     2,968
                                                 --------
                                                 $625,746
                                                 ========

At April 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $350,707,068 was as follows:

        Unrealized appreciation ...............  $  8,737,940
        Unrealized depreciation ...............   (35,817,257)
                                                 =============
        Net unrealized depreciation ...........  $(27,079,317)
                                                 =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, non-deductible merger expenses, and defaulted bonds.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and mortgage dollar roll transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2000 aggregated $212,223,114 and $134,077,355, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 62.5% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 2000, the Fund held defaulted securities with a value aggregating $1,503,500, representing .5% of the Fund's net assets.

For information as to specific securities, see the accompanying Statement of Investments. For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides estimates for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in Foreign Government and Agency Securities and Telecommunications. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.

7. MERGER

On August 12, 1999, the Fund acquired the net assets of the Franklin Investment Grade Income Fund pursuant to a plan of reorganization approved by Franklin Investment Grade Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,713,540 Class A shares and 8,554 Advisor Class shares of the Fund (valued at $10.11) for the net assets of the Franklin Investment Grade Income Fund which aggregated $37,630,373, including $570,512 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $327,110,380.


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 7, 2000


FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 4.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2000.


                      This page intentionally left blank.












FRANKLIN STRATEGIC SERIES

Franklin U.S. Long Short Fund


FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS


FRANKLIN U.S. LONG SHORT FUND

                                                               Year Ended April 30,
                                                               -----------------------
                                                                  2000       1999 A
                                                               -----------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                $ 10.28    $ 10.00
                                                               -----------------------
Income from investment operations:
  Net investment incomeb                                              .42        .05
  Net realized and unrealized gains                                  6.80        .23
                                                               -----------------------
Total from investment operations                                     7.22        .28
                                                               -----------------------
Less distributions from:
  Net investment income                                              (.25)         -
  Net realized gains                                                 (.13)         -
                                                               -----------------------
Total distributions                                                  (.38)         -
                                                               -----------------------
Net asset value, end of year                                      $ 17.12    $ 10.28
                                                               -----------------------

Total returnc                                                      71.60%      2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                   $ 1,712    $ 1,028
Ratios to average net assets:
  Expenses                                                              -          -
  Expenses excluding waiver and payments by affiliated              4.63% e        -
  Net investment income                                             3.33%      4.22% d
Portfolio turnover rate                                           234.43%     13.47%

a For the period March 15 (inception date) to April 30, 1999.
b Based on average shares outstanding effective year ended April 30, 2000.
c Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
d Annualized
e For the period May 28, 1999 (effective date) to April 30, 2000.

       See notes to financial statements.


      FRANKLIN STRATEGIC SERIES
      STATEMENT OF INVESTMENTS, APRIL 30, 2000

      FRANKLIN U.S. LONG SHORT FUND                                                                        SHARES           VALUE
      COMMON STOCKS 56.1%
 a, e COMMERCIAL SERVICES 3.6%
      Robert Half International Inc.                                                                       1,000          $ 61,125

 a, e CONSUMER DURABLES 1.9%
      SPX Corp.                                                                                              300            32,963

    a CONSUMER SERVICES 4.2%
      ACTV Inc.                                                                                              700            12,688
    e AT&T Corp. - Liberty Media Group, A                                                                    600            29,963
    e MediaOne Group Inc.                                                                                    400            30,250
                                                                                                                            72,901
      ELECTRONIC TECHNOLOGY 8.9%
 a, e 3Com Corp.                                                                                             250             9,859
    a Copper Mountain Networks Inc.                                                                          400            33,350
    e General Motors Corp., H                                                                                300            28,894
    e Methode Electronics Inc., A                                                                            800            33,338
    a Proxim Inc.                                                                                            600            46,163
                                                                                                                           151,604
      ENERGY MINERALS 10.5%
    e Ashland Inc.                                                                                         1,000            34,125
    a Chesapeake Energy Corp.                                                                              8,000            30,000
    e Conoco Inc., B                                                                                       1,000            24,875
    e Devon Energy Corp.                                                                                     800            38,550
    e USX-Marathon Group                                                                                   1,000            23,313
    e Valero Energy Corp.                                                                                  1,000            29,000
                                                                                                                           179,863
    e FINANCE 4.3%
      A.G. Edwards Inc.                                                                                    1,000            37,625
    a LaBranche & Co. Inc.                                                                                 3,000            35,813
                                                                                                                            73,438
 a, e HEALTH SERVICES 1.0%
      Triad Hospitals Inc.                                                                                 1,000            17,188

      INDUSTRIAL SERVICES 4.7%
    a Global Marine Inc.                                                                                   1,300            31,200
 a, e Gulf Island Fabrication Inc.                                                                         2,000            30,250
    e Transocean Sedco Forex Inc.                                                                            400            18,800
                                                                                                                            80,250
      PROCESS INDUSTRIES 4.4%
    e Abitibi-Consolidated Inc. (Canada)                                                                   2,000            21,750
    a Packaging Corp. of America                                                                           3,000            35,625
    e Union Carbide Corp.                                                                                    300            17,700
                                                                                                                            75,075
 a, e RETAIL TRADE 1.3%
      Abercrombie & Fitch Co., A                                                                           2,100            23,100

 a, e TECHNOLOGY SERVICES 1.3%
      Cadence Design Systems Inc.                                                                          1,300            21,855

      TELECOMMUNICATIONS  8.4%
      AT&T Corp.                                                                                             600            28,012
 a, e Centennial Communications Corp., A                                                                   2,100            41,474
 a, e Leap Wireless International Inc.                                                                       500            25,688
 a, e Price Communications Corp.                                                                           1,000            20,249
    e U.S. WEST Inc.                                                                                         400            28,475
                                                                                                                           143,898
      COMMON STOCKS (CONT.)
      UTILITIES 1.6%
    e GTE Corp.                                                                                              400          $ 27,100
      TOTAL LONG TERM INVESTMENTS (COST $859,482)                                                                          960,360

      SHORT TERM INVESTMENTS 25.3%
    b Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $432,710)                      432,710           432,710
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,292,192)                                                   1,393,070

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
    c REPURCHASE AGREEMENT 3.4%
      Joint Repurchase Agreement 5.7059%, 05/01/00 (Maturity Value $58,826) (COST $58,798)              $ 58,798            58,798
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear Stearns & Co. Inc.
       Chase Securities Inc.
       Donaldson, Lufkin & Jenrette Securities Corp.
       Dresdner Kleinwort Benson, North America LLC
       Lehman Brothers Inc.
       Nesbitt Burns Securities Inc.
       Paine Webber Inc.
       Paribas Corp.
       Societe Generale
       Warburg Dillon Read LLC
        Collateralized by U.S. Treasury Bills and Notes
      TOTAL INVESTMENTS (COST $1,350,990) 84.8%                                                                          1,451,868
      SECURITIES SOLD SHORT (49.4%)                                                                                       (845,213)
      OTHER ASSETS, LESS LIABILITIES 64.6%                                                                               1,104,967
      NET ASSETS 100.0%                                                                                                $ 1,711,622


    d SECURITIES SOLD SHORT
      ISSUER                                                                                          SHARES           VALUE
      COMMERCIAL SERVICES 5.4%
      FreeMarkets Inc.                                                                                       200          $ 14,438
      iXL Enterprises Inc.                                                                                   200             4,450
      Lifeminders.com Inc.                                                                                   700            31,063
      Ogden Corp.                                                                                          1,000             9,813
      Profit Recovery Group International Inc.                                                             1,700            29,856
      Wink Communications Inc.                                                                               150             2,963
                                                                                                                            92,583
      CONSUMER DURABLES 2.2%
      Tupperware Corp.                                                                                     2,000            37,750

      CONSUMER SERVICES 4.5%
      Hearst-Argyle Television Inc.                                                                        2,000            42,625
      P.F. Chang's China Bistro Inc.                                                                       1,000            35,000
                                                                                                                            77,625
      ELECTRONIC TECHNOLOGY 2.7%
      Rockwell International Corp.                                                                           800            31,500
      Zomax Inc.                                                                                             300            14,194
                                                                                                                            45,694
      FINANCE 1.1%
      Friedman, Billings, Ramsey Group Inc., A                                                             2,500            19,531

      HEALTH TECHNOLOGY 1.4%
      Abiomed, Inc.                                                                                          400            14,850
      Transkaryotic Therapies Inc.                                                                           300             8,981
                                                                                                                            23,831
      SECURITIES SOLD SHORT (CONT.)
      PRODUCER MANUFACTURING .3%
      TurboChef Technologies Inc.                                                                          1,000           $ 4,313

      RETAIL TRADE .9%
      Tweeter Home Entertainment Group Inc.                                                                  400            14,750

      TECHNOLOGY SERVICES 26.6%
      Akamai Technologies Inc.                                                                               200            19,775
      Baltimore Technologies PLC, ADR (United Kingdom)                                                       300            31,800
      Commerce One Inc.                                                                                    1,000            61,063
      GoTo.com Inc.                                                                                        1,000            34,125
      InfoSpace Inc.                                                                                         500            35,906
      Internet Capital Group Inc.                                                                            300            12,713
      Interwoven Inc                                                                                         300            20,775
      Intraware Inc.                                                                                         400             6,400
      Kana Communications Inc.                                                                               750            31,922
      PurchasePro.com Inc.                                                                                   250             7,500
      Red Hat Inc.                                                                                           650            16,291
      Terra Networks SA, ADR (Spain)                                                                         800            50,000
      Vignette Corp.                                                                                       1,500            72,280
      Vsource Inc.                                                                                         1,200            32,025
      webMethods Inc.                                                                                        250            22,500
                                                                                                                           455,075
      TELECOMMUNICATIONS 3.1%
      Globalstar Telecommunications Ltd.                                                                   2,500            29,373
      NorthPoint Communications Group Inc.                                                                 1,500            24,188
                                                                                                                            53,561
      TRANSPORTATION 1.2%
      Celadon Group Inc.                                                                                   1,000            20,500
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $1,096,153)                                                                  $ 845,213


    a Non-income producing.
    b See Note 3 regarding investments in the "Sweep Money Fund."
    c Investment is through participation in a joint account with other funds managed by the investment advisor.
      At April 30, 2000, all repurchase agreements held by the Fund had been entered into on April 28, 2000.
    d See Note 1(c) regarding securities sold short.
    e See Note 1(c) regarding securities segregated with broker for securities sold short.

                                  See notes to financial statements.


FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG SHORT FUND


Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000

Assets:
    Investments in securities:
    Cost                                                                                         $1,350,990
    Value                                                                                         1,451,868
    Receivables:
    Investment securities sold                                                                      132,714
    Dividends                                                                                           280
    Affiliates                                                                                        1,877
    Deposits with brokers for securities sold short                                               1,031,909
    Total assets                                                                                  2,618,648
Liabilities:
    Payables:
    Investment securities purchased                                                                  61,813
    Securities sold short, at value (proceeds $1,096,153)                                           845,213
    Total liabilities                                                                               907,026
    Net assets, at value                                                                         $1,711,622
Net assets consist of:
    Undistributed net investment income                                                            $ 22,109
    Net unrealized appreciation                                                                     351,818
    Accumulated net realized gain                                                                   337,695
    Capital shares                                                                                1,000,000
    Net assets, at value                                                                         $1,711,622
CLASS A:
    Net assets, at value                                                                         $1,711,622
    Shares outstanding                                                                              100,000
    Net asset value per share*                                                                      $ 17.12
    Maximum offering price per share (net asset value per share -:- 94.25%)                         $ 18.16

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.




         FRANKLIN STRATEGIC SERIES
         FRANKLIN U.S. LONG SHORT FUND


         Financial Statements (CONTINUED)
         STATEMENT OF OPERATIONS
         FOR THE YEAR ENDED APRIL 30, 2000

         Investment income:

         Dividends                                                                                   $ 21,026
         Interest                                                                                      21,397
         Total investment income                                                                       42,423
         Expenses:
         Management fees (Note 3)                                                                      11,099
         Administrative fees (Note 3)                                                                   2,399
         Reports to shareholders                                                                        1,765
         Registration and filing fees                                                                  18,495
         Professional fees (Note 3)                                                                    20,049
         Dividends on securities sold short                                                             1,607
         Other                                                                                            117
         Total expenses                                                                                55,531
         Expenses waived/paid by affiliate (Note 3)                                                   (55,531)
         Net investment income                                                                         42,423
         Realized and unrealized gains (losses):
         Net realized gain (loss) from:
         Investments                                                                                  378,503
         Foreign currency transactions                                                                      3
         Securities sold short                                                                        (32,756)
         Net realized gain                                                                            345,750
         Net unrealized appreciation on investments                                                   334,069
         Net realized and unrealized gain                                                             679,819
         Net increase in net assets resulting from operations                                        $722,242




                        See notes to financial statements.



FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG SHORT FUND

Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999
                                                                                         2000              1999*
Increase in net assets:
Operations:
Net investment income                                                                       $ 42,423            $ 5,263
Net realized gain from investments and foreign currency transactions                         345,750              5,208
Net unrealized appreciation on investments and translation of assets and
   liabilities denominated in foreign currencies                                             334,069             17,749
Net increase in net assets resulting from operations                                         722,242             28,220
Distributions to shareholders from:
Net investment income                                                                        (25,580)                 -
Net realized gains                                                                           (13,260)                 -
Total distributions to shareholders                                                          (38,840)                 -
Capital share transactions (Note 2 )                                                               -          1,000,000
Net increase in net assets                                                                   683,402          1,028,220
Net assets
Beginning of year                                                                          1,028,220                  -
End of year                                                                              $ 1,711,622        $ 1,028,220
Undistributed net investment income included in net assets:
End of year                                                                                 $ 22,109            $ 5,263


*For the period March 15, 1999 (inception date) to April 30, 1999.

                                    See notes to financial statements.




FRANKLIN STRATEGIC SERIES
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin U.S. Long Short Fund (the Fund) is a separate, diversified series of the Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to provide long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B.  FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.  SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

D. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


F.  ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2.  SHARES OF BENEFICIAL INTEREST

At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). There were no transactions in the Fund's shares for the year ended April 30, 2000.

                           FRANKLIN
                       U.S. LONG SHORT
                             FUND

                      -------------------
                      Shares     Amount
                      -------------------
CLASS A SHARES:
Year ended April
30,1999*
   Shares sold        100,000  $ 1,000,000
                      -------------------
   Net increase       100,000  $ 1,000,000
                      -------------------

* For the period March 15, 1999 (inception date) to April 30, 1999.

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund pays an investment management fee to Advisers of 1.00% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Advisers agreed in advance to waive administrative and management fees and to assume payment of other expenses, as noted in the Statement of Operations.

The Fund earned $13,928 of dividend income from its investment in the Sweep Money Fund.

At April 30, 2000, Franklin Resources Inc. owned 100% of the Fund.

Included in professional fees are legal fees of $8,038 that were paid to a law firm in which a partner is an officer of the Fund.

4.  INCOME TAXES

At April 30, 2000, the net unrealized appreciation based on the cost of investments and short sales for income tax purposes of $272,625 was as follows:


Unrealized
appreciation    $ 491,533
Unrealized
depreciation     (157,503)
                 --------
Net unrealized   $334,030
appreciation     --------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended April 30, 2000, aggregated $1,977,653 and $1,795,567, respectively.


FRANKLIN STRATEGIC SERIES
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Long Short Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 7, 2000


FRANKLIN STRATEGIC SERIES
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 14.60% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2000.